As Filed with the Securities and Exchange Commission on April 26, 2019

REGISTRATION NO. 333-83516

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 56

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 141

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2019 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 30, 2019

MASTERS CHOICE PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Oppenheimer Capital Appreciation Fund/VA, Service Shares

Putnam VT Equity Income Fund, Class IB

Rational Trend Aggregation VA Fund

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small /Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Overseas Core Fund, Class 2

First Eagle Overseas Variable Fund

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated April 30, 2019 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 74 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract or Certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract or Certificate.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Choice Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Income Riser. Under Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you. Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix F - Secured Returns for Life	Appendix L - Income ON Demand II
Appendix G - Secured Returns	Appendix M - Income ON Demand II Plus
Appendix H - Secured Returns 2	Appendix N - Retirement Income Escalator II
Appendix I - Secured Returns for Life Plus	Appendix O - Income ON Demand II Escalator
Appendix J - Retirement Income Escalator	Appendix P - Retirement Asset Protector
Appendix K - Income ON Demand	Appendix Q - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the “free withdrawal amount” is equal to the greater of; (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

(877) 253-2323

www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	6 - 7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%	[6]
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charges for Optional Death Benefits

Death Benefit[7]	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available[8]	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefit[9]	Maximum Annual Fee
Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.30%	[10]

Living Benefits Previously Available[13]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%	[14]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	0.95%	[14]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[15] during the Account Year):	0.85%	[14]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	0.85%	[14]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%	[14]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.15%	[14]
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%	[14]
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[16] during the Account Year):	0.75%	[14]
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.30%	[14]
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.05%	[17]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2018.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.92%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2018, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]

The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

[2]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]

The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]

All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]

For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.25% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.55%.

[7]

The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

[8]	The previously available death benefits are described in “APPENDIX D - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”
[9]

As discussed under “OPTIONAL LIVING BENEFIT: INCOME RISER,” if you elect to increase or renew certain benefits under Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[10]

The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

[11]

The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: INCOME RISER,” “APPENDIX J - RETIREMENT INCOME ESCALATOR,” and “APPENDIX N - RETIREMENT INCOME ESCALATOR II.”)

[12]

The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX L - Income ON Demand II,” “APPENDIX M - Income ON Demand II Plus,” “APPENDIX O - Income ON Demand II Escalator” and “APPENDIX Q - Income ON Demand III Escalator.”)

[13]

The previously available optional living benefits are described in Appendices F through Q. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” sections in Appendices F, H through Q.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[14]

The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices F, H through Q.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices N through P.

[15]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX K - Income ON Demand.”)
[16]	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX P - RETIREMENT ASSET PROTECTOR.”)
[17]

This amount assumes that the MAV (0.40%) was selected and that the Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,186	$2,138	$3,036	$5,414

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$507	$1,546	$2,617	$5,414

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$507	$1,546	$2,617	$5,414

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX S - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•

It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)1,5

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II1

Oppenheimer Capital Appreciation Fund/VA - Service Shares

Putnam VT Equity Income Fund, Class IB1

Rational Trend Aggregation VA Fund3,9

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Invesco V.I. American Value Fund, Series II1

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class1

MFS® Mid Cap Value Portfolio, Service Class1

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II1,8

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B1

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class1

MFS® New Discovery Value Portfolio, Service Class1

Rational Insider Buying VA Fund3

International/Global Equity Funds

AB International Growth Portfolio, Class B1

Columbia Variable Portfolio - Overseas Core Fund, Class 2

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund, Series II1

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StocksPLUS® Global Portfolio, Advisor Class1

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class1

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B1

AB Dynamic Asset Allocation Portfolio, Class B1,7

BlackRock Global Allocation V.I. Fund, Class III1

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II1

MFS® Conservative Allocation Portfolio, Service Class1,2

MFS® Global Tactical Allocation Portfolio, Service Class1,7

MFS® Growth Allocation Portfolio, Service Class1,2

MFS® Moderate Allocation Portfolio, Service Class1,2

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class2

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class1,2,7

Putnam VT Multi-Asset Absolute Return Fund, Class IB1

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class6

Global Bond Fund

Templeton Global Bond VIP Fund, Class 41

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class1

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 21

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class1

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class1

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[2]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[3]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[4]	First Eagle Overseas Variable Fund does not have different share classes.

[5]

In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[6]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[7]	This Fund employs a managed volatility strategy.

[8]	Formerly known as Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio.

[9]	Formerly known as Rational Dividend Capture VA Fund.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (CTIVPSM - Loomis Sayles Growth Fund is sub-advised by Loomis, Sayles & Company LP and Columbia Variable Portfolio - Overseas Core Fund is sub-advised by Threadneedle International Ltd). Fidelity Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc. and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolio. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Funds (sub-advised by OppenheimerFunds, Inc.). Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by

Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds (Putnam VT Equity Income Fund is sub-advised by Putnam Investments Limited and Putnam VT Multi-Asset Absolute Return Fund is sub-advised by Putnam Advisory Company and Putnam Investments Limited). Rational Advisors Inc. advises the Rational VA Funds (Rational Trend Aggregation VA Fund sub-advised by Tuttle Tactical Management, LLC). Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be downloaded from our website, www.delawarelife.com, or obtained without charge by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

•	renewals at the end of an existing Guarantee Period; and

•	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 was not immediately affected by our closing the Guarantee Periods to new amounts. However, at the end of such Guarantee Period, we automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices F - Q.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice from you electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your benefit base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices F - Q.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer the same amount to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value

Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices F - Q.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is no longer being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

•	Referral to an English-speaking doctor or hospital for medical consultation and evaluation

•	Hospital admission guarantee, assuming the covered person has applicable health coverage

•	Emergency evacuation, if necessary

•	Critical care monitoring of attending doctor/hospital

•	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization

•	Assistance in filling prescriptions, if required

•	Receipt and transmission of necessary emergency messages

•	Telephone counseling and referrals if the person covered experiences emotional trauma

•	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days

•	Transportation home for minor children left unattended by the covered person’s illness or injury

•	Legal and interpreter referrals

•	Return of mortal remains

The “person covered” is:

•	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or

•	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•

first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•

when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

•	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

•

15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV - PP) + WD

Where:

	AV	=	Account Value on the business day prior to the day we receive your withdrawal request.

	PP	=	All Purchase Payments.

	WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 - 5	5%
5 - 6	4%
6 - 7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit, except under the Cash Surrender method;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.25% (rather than 1.05%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the maximum total Variable Account annual expenses without optional benefits (maximum, 1.55%) deducted during the Accumulation Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefit	Maximum Charge per Account Year
Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]

[1]	The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: INCOME RISER

Currently, you may elect to participate in Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:	The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.

•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.

•	wants the option of joint-life coverage.

•	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.

•	wants to invest in funds other than a Designated Fund.

•	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the first Account Year.

•	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

•

neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

•	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

•	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under SIR”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial adviser. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$ 92,124	$168,750	$125,000	$8,438	$8,438
13	$ 83,686	$168,750	$125,000	$8,438	$8,438
14	$ 75,248	$168,750	$125,000	$8,438	$0
15	$ 75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Yearly Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 -$4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$130,000	$160,000	$125,000	$0	$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base	=	$125,000 x	$130,000 - $10,000
			$130,000

	=	$125,000 x	$120,000
			$130,000
	=	$125,000 x	0.92308

	=	$115,385

Your new Withdrawal Benefit Base	=	$160,000 x	$130,000 - $10,000
			$130,000

	=	$160,000 x	$120,000
			$130,000

	=	$160,000 x	0.92308

	=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

•	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life Insurance Company or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

•

if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

•	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Guarantee Option	PIMCO All Asset Portfolio, Administrative Class
12-Month DCA Guarantee Option	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Putnam VT Multi-Asset Absolute Return Fund, Class IB

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)

90/10 Masters Model[1,2]

80/20 Masters Model[2,3]

Build Your Own Portfolio

Blended Model[2]

Dollar-Cost Averaging Program Options

6-Month DCA Guarantee Option

12-Month DCA Guarantee Option

Funds

AB Balanced Wealth Strategy Fund, Class B2

AB Dynamic Asset Allocation Portfolio, Class B2

BlackRock Global Allocation V.I. Fund, Class III[2]

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Invesco V.I. Equity and Income Fund, Series II2

MFS® Conservative Allocation Portfolio, Service Class[2]

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class[2]

MFS® Moderate Allocation Portfolio, Service Class[2]

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class[2]

Putnam VT Multi-Asset Absolute Return Fund, Class IB2

[1]	Not available to Contracts purchased on or after February 17, 2009.
[2]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[3]	Not available to Contracts purchased on or after August 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX R - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix R.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)

your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•

your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

For Qualified Contracts, if an Owner dies after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If an Owner dies before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70 1⁄2;

(3)

If the designated Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you may have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, and this may cause a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1⁄2 are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1⁄2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se2”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se2 is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2016, 2017, and 2018, respectively, approximately $4,904,588, $4,561,094, and $3,933,837, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2018 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US” “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$1,000	$1,000	$6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$5,100	$6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$9,600	$9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$0	0.00%	$0

(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)

In Account Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)

In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charges equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

Account Year	Hypothetical Account Value Before Withdrawal	Earnings	Cumulative Earnings	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Account Value After Withdrawal
1	$41,000	$1,000	$1,000	$0	$6,000	$0	8.00%	$0	$41,000
2	$45,100	$4,100	$5,100	$0	$6,000	$0	8.00%	$0	$45,100
3	$49,600	$4,500	$9,600	$0	$9,600	$0	7.00%	$0	$49,600
(a) 4	$50,100	$500	$10,100	$4,000	$6,100	$0	6.00%	$0	$46,100
(b) 4	$46,900	$800	$10,900	$9,000	$0	$2,100	6.00%	$126	$37,900
(c) 4	$38,500	$600	$11,500	$12,000	$0	$11,400	6.00%	$684	$26,500
(d) 4	$26,900	$400	$11,900	$20,000	$0	$19,600	6.00%	$1,176	$6,900

(a)

In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)

Since $10,900 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)

Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b

	=	(1 + .06)	24/12	- 1
		1 + .05
	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Account Years, the free withdrawal amount is equal to the greater of:

(1) - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

(2) - 15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (Above #1)	15% of Purchase Payments (Above #2)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$100,000	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
2	$0	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
3	$0	$109,000	$9,000	$15,000	$15,000	$0	$15,000	$109,000
(a) 4	$0	$117,000	$17,000	$15,000	$17,000	$17,000	$0	$100,000
(b) 4	$40,000	$141,000	$1,000	$4,000	$4,000	$0	$4,000	$141,000
5	$0	$142,000	$2,000	$21,000	$21,000	$0	$21,000	$142,000
6	$0	$135,000	$0	$21,000	$21,000	$0	$21,000	$135,000
7	$0	$140,000	$0	$21,000	$21,000	$0	$21,000	$140,000
(c) 8	$0	$143,000	$3,000	$6,000	$6,000	$0	$6,000	$143,000
(d) 8	$20,000	$165,000	$5,000	$9,000	$9,000	$0	$9,000	$165,000
(e) 8	$0	$159,000	$0	$9,000	$9,000	$9,000	$0	$150,000

(a)

In Account Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Account Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b)

Later in Account Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Account Years (15% of $140,000) exceeds Contract earnings in Account Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15% x $140,000] - $17,000).

(c)

In Account Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Account Years. (Purchase Payments made in the last seven Account Years would include the $40,000 in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d)

Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Account Year 8 ($5,000).

(e)	Subsequently, in Account Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

•	the amount payable under the basic death benefit, or

•	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

•	the first day of the month following your 80th birthday, or

•	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value*	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

*	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$90,000
Cash Surrender Value*	=	$89,950
Total of Adjusted Purchase Payments**	=	$80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**	Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.
***	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$85,185
The Death Benefit Amount would therefore	=	$115,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**	Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
75% of the above amount	=	$26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

•

If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•

If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*

Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund

MFS® Global Growth Portfolio, Service Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Strategic Income Portfolio, Service Class

Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund Class 11

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class

MFS® Blended Research® Core Equity Portfolio, Service Class

CTIVPSM - Loomis Sayles Growth Fund, Class 11

International/Global Equity Fund

MFS® Global Research Portfolio, Service Class

Small-Cap Equity Fund

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares

[1]	Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (CTIVPSM - Loomis Sayles Growth Fund sub-advised by Loomis, Sayles & Company). Massachusetts Financial Services Company advises the MFS® Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Main Street Small Cap Fund®/VA (sub-advised by OppenheimerFunds, Inc.).

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund

Wanger Select2

Small-Cap Equity Funds

Wanger USA2

Columbia Variable Portfolio - Small Cap Value Fund, Class 2

[2]	These Funds do not have different share classes.

Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, LLC advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

MFS® Value Series, Initial Class

International/Global Equity Fund

Templeton Foreign VIP Fund, Class 2

Emerging Markets Equity Fund

Templeton Developing Markets VIP Fund, Class 2

Mid-Cap Equity Fund

MFS® Mid Cap Value Portfolio, Initial Class

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Initial Class

Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Templeton Asset Management Ltd. advises the Templeton Developing Markets VIP Fund. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

Oppenheimer Main Street Fund®/VA, Service Shares

International/Global Equity Fund

AB International Value Portfolio, Class B2

Target Date Fund

Fidelity® Freedom 2010 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)1

Intermediate-Term Bond Fund

PIMCO Total Return Portfolio, Administrative Class

Inflation-Protected Bond Fund

PIMCO Real Return Portfolio, Administrative Class

[1]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[2]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AB International Value Portfolio. FMR Co., Inc. advises the Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV). Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Main Street Fund®/VA (sub-advised by OppenheimerFunds, Inc.).

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Franklin Allocation VIP Fund, Class 23,4

[3]

This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[4]	Formerly known as Franklin Founding Funds Allocation VIP Fund.

Franklin Templeton Services, LLC administers the Franklin Allocation VIP Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising the Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising the Templeton Growth VIP Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Oppenheimer Conservative Balanced Fund/VA, Service Shares

OFI Global Asset Management, Inc. advises the Oppenheimer Conservative Balanced Fund/VA (sub-advised by OppenheimerFunds, Inc.).

APPENDIX F - SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):	If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

•

Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

•

Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

•	you annuitize; or

•	under the provisions of Secured Returns for Life;

•	your benefit matures;

•	your benefit is revoked; or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this

Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	x	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•

A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

•

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2)	You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

•	annuitize your Contract;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.

•	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•

Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000 - ($4,000 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000 - $5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000 - $4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

•	Your Account Value equals $130,000 [$80,000 + $50,000].

•	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•

Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

•	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

•	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:

•	Your Account Value is zero.

•	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].

•	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.

•	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].

•	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].

•	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•

Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

•	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

•	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:

•	Your Account Value is $27,108.

•	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].

•	Your GLB Base is zero because your GLB amount is equal to zero.

•	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].

•	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

•

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

•	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:

•	Your Account Value is $1,457 [$7,609 x (1 - 0.02) - $6,000].

•	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].

•	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

•

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

•	withdrawing the Maximum WB for Life Amount each year until you die, or

•	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

•

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

•

Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

•

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:

•	Your Account Value is $103,184.

•	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

•	Your Account Value is $103,184.

•	Your GLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

•

Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•

On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX G - SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Any time after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the

WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

•	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

•

On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

•	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

•	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

•

Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

•

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

•	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

•

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

•	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

•

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

•	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

•

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•

Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

•

Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H - SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit” or “Secured Returns 2” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Any time after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this

Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD

Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

•	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

•

Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

•	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

•	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

•	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

•

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

•	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

•	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

•

Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

•

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

•

Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

•

Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

•

Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 -$5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

•

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•

Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

•

Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

•

On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

•	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

•

Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•

On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000 ÷ 240,000)].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

•

Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	On June 1, 2011, you make an additional $80,000 Purchase Payment.

•

On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•

Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

•

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

•	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On January 6, 2007, you make an additional Purchase Payment of $50,000.

•	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

•	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

•	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

•

Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I - SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:	The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:	An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):	The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:	Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

•

Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

•

Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

•	your GLB Base prior to the addition of the amount of any bonus, and

•	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

•	your Lifetime Income Base prior to the addition of the bonus amount, and
•	the lesser of:

•	your RGLB amount after the addition of the bonus amount, and

•	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

•	you annuitize or

•	under the provisions of Secured Returns for Life Plus:

•	your Benefit matures;

•	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	x	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

•	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

•	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•

A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

•

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

•	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

•	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

•	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement

Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 - 10/01/16	100%
2	10/02/16 - 10/01/17	100%
3	10/02/17 - 10/01/18	85%
4	10/02/18 - 10/01/19	85%
5	10/02/19 - 10/01/20	85%
6	10/02/20 - 10/01/21	70%
7	10/02/21 - 10/01/22	70%
8	10/02/22 - 10/01/23	70%
9	10/02/23 - 10/01/24	60%
10	10/02/24 - 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)

The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)

The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)

The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

•	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

•	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)

The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)

The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated

Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

•

Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

•

Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

•

Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000 - $5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•

Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000 - $4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

•	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

•	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•

Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].

•	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

•	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

•	Your Account Value is $1,457.

•	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB Amount equals $73 [5% of your new GLB Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

•

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000 - $5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

•	Your Account Value is $103,184.

•	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

•	Your Account Value is $103,184.

•	Your RGLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

•	Your Bonus Base is $103,184.

*

Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; withdrawals not taken immediately.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $110,000, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

•

Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and

(ii)	your new RGLB amount of $173,000.

Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650. Your LIB will now become the greater of:

(i)	your old LIB of $165,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $173,000, and

(b)	your old LIB of $165,000 plus the bonus amount of $8,000.

Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

•

Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $104,750.

Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $104,750, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $109,750.

Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $109,750, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new RGLB amount is $90,000.

Your GLB Base will be reduced to the lesser of:

(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500. Your Bonus Base will be reduced to the lesser of:

(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new Bonus Base is $90,000. Your LIB will be reduced to the lesser of:

(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and

(ii)	your new RGLB amount of $94,500.

Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725. Your LIB will now become the greater of:

(i)	your old LIB of $90,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $94,500, and

(b)	your old LIB of $90,000 plus the bonus amount of $4,500.

Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and

(ii)	your new RGLB amount of $99,000.

Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950. Your LIB will now become the greater of:

(i)	your old LIB of $94,500, and

(ii)	the lesser of:

(a)	your new RGLB amount of $99,000, and

(b)	your old LIB of $94,500 plus the bonus amount of $4,500.

Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

•

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $110,000, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and

(ii)	your new RGLB amount of $115,000.

Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750. Your LIB will now become the greater of

(i)	your old LIB of $115,000, and:

(ii)	the lesser of:

(a)	your new RGLB amount of $115,000, and

(b)	your old LIB of $110,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

•

Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and

(ii)	your new RGLB amount of $123,900.

Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195. Your LIB will now become the greater of:

(i)	your old LIB of $118,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $123,900, and

(b)	your old LIB of $118,000 plus the bonus amount of $5,900.

Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and

(ii)	your new RGLB amount of $120,000.

Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000. Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $120,000, and

(b)	your old LIB of $115,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

•

Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and

(ii)	your new RGLB amount of $100,625.

Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031. Your LIB will now become the greater of:

(i)	your old LIB of $96,250, and

(ii)	the lesser of:

(a)	your new RGLB amount of $100,625, and

(b)	your old LIB of $96,250 plus the bonus amount of $4,375.

Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•

Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•

Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and

(ii)	your new RGLB amount of $129,800.

Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490. Your LIB will now become the greater of:

(i)	your old LIB of $123,900, and

(ii)	the lesser of:

(a)	your new RGLB amount of $129,800, and

(b)	your old LIB of $123,900 plus the bonus amount of $5,900.

Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

•

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

•

Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and

(ii)	your new RGLB amount of $126,200.

Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310. Your LIB will now become the greater of:

(i)	your old LIB of $120,600, and

(ii)	the lesser of:

(a)	your new RGLB amount of $126,200, and

(b)	your old LIB of $120,600 plus the bonus amount of $5,600.

Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•

Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

•

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•

On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

•

On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

•

On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

•

This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

•

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•

Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

•

Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX J - RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59 1⁄2 at issue; otherwise, the first Account Anniversary after you attain age 59 1⁄2.

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:	The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step-up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	decreased following any withdrawals you take prior to your RIE Coverage Date;

•	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described under “Withdrawals under RIE”) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 1⁄2 prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal Benefit Base	=	B x	(	C	)
D - E

Where:

	A	=	Your Bonus Base immediately prior to the excess withdrawal.

	B	=	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C	=	Your Account Value immediately after the excess withdrawal.

	D	=	Your Account Value immediately prior to the excess withdrawal.

	E	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal Benefit Base	=	160,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal Benefit Base	=	X x	(	Y	)
Z

Where:

	W	=	Your Bonus Base immediately prior to the early withdrawal.

	X	=	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y	=	Your Account Value immediately after the early withdrawal.

	Z	=	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59 1⁄2). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59 1⁄2), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$107,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$0	0
4	$125,000	$133,750	$125,000	$0	0
5	$125,000	$142,500	$125,000	$0	0
6	$125,000	$151,250	$125,000	$0	0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	125,000	x	125,000 - 10,000
				125,000

	=	125,000	x	115,000
				125,000

	=	125,000	x	0.92000

	=	115,000

Your new Withdrawal Benefit Base	=	160,000	x	125,000 - 10,000
				125,000

	=	160,000	x	115,000
				125,000

	=	160,000	x	0.92000

	=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

•	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time.

Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

•

If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59 1⁄2 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 1⁄2 if the younger spouse is less than age 59 1⁄2 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

•	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

•

if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

•	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX K - Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand” or “Benefit” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and for certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.
Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.
Stored Income Balance:	The amount you may withdraw at any time after age 59 1⁄2 without reducing the Benefit.
Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).
You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled
“Death of Participant Under Income ON Demand with Single-Life
Coverage” and “Death of Participant Under Income ON Demand with Joint-
Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59 1⁄2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	decreased following any withdrawals you take prior to becoming age 59 1⁄2;

•	decreased following any withdrawals you take after becoming age 59 1⁄2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

•	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

•

increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

•	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

•	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

•	decreases by the amount of any withdrawals you take, and

•	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59 1⁄2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59 1⁄2 without affecting your Income Benefit Base. If, at any time after age 59 1⁄2 and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn, and

•	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

•	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Withdrawals Taken)
1	$5,000	g	$5,000
2	$5,000	g	$10,000
3	$5,000	g	$15,000
4	$5,000	g	$20,000
5	$5,000	g	$25,000
6	$5,000	g	$30,000
7	$5,000	g	$35,000
8	$5,000	g	$40,000
9	$5,000	g	$45,000
10	$5,000	g	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Withdrawals Taken)
11	$7,500	g	$7,500
12	$7,500	g	$15,000
13	$7,500	g	$22,500
14	$7,500	g	$30,000
15	$7,500	g	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Additional Withdrawals)
11	$5,000	g	$5,000
12	$5,000	g	$10,000
13	$5,000	g	$15,000
14	$5,000	g	$20,000
15	$5,000	g	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59 1⁄2

Starting at age 59 1⁄2, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59 1⁄2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract,

•	your Stored Income Balance, or

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Additional Withdrawals)
11	$5,000	g	$25,000
12	$5,000	g	$30,000
13	$5,000	g	$35,000
14	$5,000	g	$40,000
15	$5,000	g	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Additional Withdrawals)
11	$3,000	g	$3,000
12	$3,000	g	$6,000
13	$3,000	g	$9,000
14	$3,000	g	$12,000
15	$3,000	g	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Additional Withdrawals)
11	$1,000	g	$1,000
12	$1,000	g	$2,000
13	$1,000	g	$3,000
14	$1,000	g	$4,000
15	$1,000	g	$5,000

Withdrawals Prior to Age 59 1⁄2 (Early Withdrawals)

All withdrawals taken before age 59 1⁄2, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59 1⁄2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base).

Year	Income Benefit Base (beginning of Account Year)	Annual Income Amount (Amount Added to Stored Income Balance)		Stored Income Balance (Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	g	$0
2	$100,000	$0	g	$0
3	$80,000	$0	g	$0
4	$80,000	$0	g	$0
5	$80,000	$0	g	$0
6	$80,000	$4,000	g	$4,000
7	$80,000	$4,000	g	$8,000
8	$80,000	$4,000	g	$12,000
9	$80,000	$4,000	g	$16,000
10	$80,000	$4,000	g	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)

using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you make a withdrawal prior to age 59 1⁄2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59 1⁄2, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Income ON Demand will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX L - INCOME ON DEMAND® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000

Highest Quarterly Value (after adjustments)	$113,000

Stored Income Balance at end of fourth quarter	$5,000

Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter	$7,500 (initial $5,000 plus 5% x $50,000)

Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter	$1,000 (initial $5,000 less $4,000 withdrawal)

Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter	$0

Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787	=	$45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX M - Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:	The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:	A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:	A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Service Address.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - AIA

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV - AIA

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AIA	=	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 - $50,000)	=	$62,551
$90,000 - $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income

Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA	=	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1 and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

•

If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	=	$108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787	=	$45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter	$5,650

Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Plus will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance, if any, will remain unchanged;

•

the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX N - RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:	The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage

depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,
•	your Required Minimum Distribution Amount, or
•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	$125,000	x	$115,000
				$125,000

	=	$125,000	x	0.92000

	=	$115,000

Your new Withdrawal Benefit Base	=	$160,000	x	$125,000 - $10,000
				$125,000

	=	$160,000	x	$115,000
				$125,000

	=	$160,000	x	0.92000

	=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

•	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

•	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

•	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	= $108,000
(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	= $67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•

the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

•

if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

•	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX O -

Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

•	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

•	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	StoredIncome Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	StoredIncome Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000
(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787	=	$45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•

the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

•

if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX P - RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:	An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:	The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:	Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Retirement Asset Protector guarantees a return of the greater of:

•	the excess of your Retirement Asset Protector Benefit Base over your Account Value or

•	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

•	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

•	you annuitize your Contract;

•	Retirement Asset Protector matures on the GMAB Maturity Date;

•	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

•	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)

As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

•

Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

•	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•

Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

•

Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector , including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

•

Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•

Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

•	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•

Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your

Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Delaware Life or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

•	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

•	the total amount of fees you paid for Retirement Asset Protector.

•

Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•

Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

•	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

•

Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)]. Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX Q - Income ON Demand® III Escalator

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

•

increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator”. Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•

Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•

Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

•

If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•

If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base

($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*

Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•

the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

•

if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)

(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•

you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX R -

BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%

MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. -Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio

MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio

MFS® Inflation- Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Multi-Asset Absolute Return Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio

		MFS® Growth Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund

		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA

			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund

			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%

MFS® International Growth Portfolio

MFS® Growth Series

CTIVPSM - Loomis Sayles Growth Fund

Columbia Variable Portfolio - Large Cap Growth Fund

Rational Insider Buying VA Fund[1]

MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio

Invesco V.I. American Value Fund

AB International Growth Portfolio

Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009, and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%

MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio

MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio

MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio

	MFS® Moderate Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio

	MFS® Conservative Allocation Portfolio	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund

	MFS® Growth Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund

	BlackRock Global Allocation V.I. Fund	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)

	PIMCO Global Multi-Asset Managed Allocation Portfolio		MFS® International Growth Portfolio

	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series

	AB Dynamic Asset Allocation Portfolio		CTIVPSM - Loomis Sayles Growth Fund

	Putnam VT Multi-Asset Absolute Return Fund		Columbia Variable Portfolio - Large Cap Growth Fund

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%

Rational Insider Buying VA Fund[1]

MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio

Invesco V.I. American Value Fund

AB International Growth Portfolio

Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio

MFS® Limited Maturity Portfolio	Oppenheimer Conservative Balanced Fund/VA	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio

MFS® Inflation-Adjusted Bond Portfolio	Invesco V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio

	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio

	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund

	MFS® Conservative Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund

	MFS® Growth Allocation Portfolio	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)

	BlackRock Global Allocation V.I. Fund		MFS® International Growth Portfolio

	PIMCO Global Multi-Asset Managed Allocation Portfolio		MFS® Growth Series

	MFS® Global Tactical Allocation Portfolio		CTIVPSM - Loomis Sayles Growth Fund

	AB Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Large Cap Growth Fund

	Putnam VT Multi-Asset Absolute Return Fund		Rational Insider Buying VA Fund[1]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio

Invesco V.I. American Value Fund

AB International Growth Portfolio

Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

PIMCO Total Return Portfolio[7]	AB Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Total Return Bond Series[8]	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio[8]

MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	PIMCO Emerging Markets Bond Portfolio

MFS® Corporate Bond Portfolio	Franklin Allocation VIP Fund[8]	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio

PIMCO Real Return Portfolio[7]	MFS® Total Return Series	MFS® Utilities Series	Oppenheimer Main Street Small Cap Fund/VA2	PIMCO CommodityRealReturn® Strategy Portfolio

MFS® U.S. Government Money Market Portfolio	Oppenheimer Conservative Balanced Fund/VA	MFS® Blended Research® Core Equity Portfolio[2]	MFS® New Discovery Series	Templeton Developing Markets VIP Fund[6]

MFS® Limited Maturity Portfolio[8]	Invesco V.I. Equity and Income Fund[8]	MFS® Global Research Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Emerging Markets Equity Portfolio

MFS® Inflation-Adjusted Bond Portfolio[8]	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)[7]	MFS® Core Equity Portfolio	MFS® International Value Portfolio	MFS® Strategic Income Portfolio[1]

JPMorgan Insurance Trust Core Bond Portfolio[8]	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]

	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Oppenheimer Main St. Fund®/VA7	MFS® Research International Portfolio	PIMCO All Asset Portfolio

	MFS® Moderate Allocation Portfolio[8]	Rational Trend Aggregation VA Fund[5]	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund[8]

	MFS® Conservative Allocation Portfolio[8]	MFS® Mid Cap Value Portfolio[8]	First Eagle Overseas Variable Fund

	MFS® Growth Allocation Portfolio[8]	JPMorgan Insurance Trust U.S. Equity Portfolio[8]	Oppenheimer Global Fund/VA

	BlackRock Global Allocation V.I. Fund[8]	Putnam VT Equity Income Fund[8]	Columbia Variable Portfolio - Overseas Core Fund

	PIMCO Global Multi-Asset Managed Allocation Portfolio[8]		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)

	MFS® Global Tactical Allocation Portfolio[8]		Wanger USA[3]

	AB Dynamic Asset Allocation Portfolio[8]		Wanger Select[3]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds

25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

	Putnam VT Multi-Asset Absolute Return Fund[8]		Columbia Variable Portfolio - Small Cap Value Fund[3]

MFS® International Growth Portfolio

MFS® Growth Series

CTIVPSM - Loomis Sayles Growth Fund[4]

Columbia Variable Portfolio - Large Cap Growth Fund[4]

MFS® Global Growth Portfolio[1]

Rational Insider Buying VA Fund[5]

MFS® Mid Cap Growth Series[8]

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio[8]

Invesco V.I. American Value Fund[8]

AB International Growth Portfolio[8]

AB International Value Portfolio[7,8]

Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)[8]

MFS® New Discovery Value Portfolio[8]

AB Small/Mid Cap Value Portfolio[8]

Invesco V.I. International Growth Fund[8]

PIMCO StocksPLUS® Global Portfolio[8]

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio[8]

[1]	Only available if you purchased your Contract before February 2, 2004.
[2]	Only available if you purchased your Contract before March 5, 2007.
[3]	Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.
[4]

Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

[5]	Only available if you purchased your Contract through a Huntington Bank representative.
[6]	Only available if you purchased your Contract before March 10, 2008.
[7]	Only available if you purchased your Contract before October 20, 2008.
[8]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX S -

CONDENSED FINANCIAL INFORMATION

The following information for MASTERS CHOICE should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2018	12.7534	11.6564	770,282
	01	2017	11.3075	12.7534	958,703
	01	2016	11.0890	11.3075	1,084,890
	01	2015	11.3888	11.0890	1,210,854
	01	2014	11.0786	11.3888	1,170,184
	01	2013	10.0330	11.0786	980,557
	01	2012	9.4171	10.0330	204,066
	01	2011	10.0000	9.4171	151,189

	02	2018	12.5823	11.4768	11,979
	02	2017	11.1782	12.5823	12,397
	02	2016	10.9844	11.1782	11,391
	02	2015	11.3043	10.9844	44,044
	02	2014	11.0187	11.3043	39,562
	02	2013	9.9990	11.0187	76,517
	02	2012	9.4044	9.9990	11,088
	02	2011	10.0000	9.4044	12,029

	03	2018	12.5398	11.4323	0
	03	2017	11.1461	12.5398	0
	03	2016	10.9584	11.1461	0
	03	2015	11.2833	10.9584	0
	03	2014	11.0038	11.2833	0
	03	2013	9.9906	11.0038	0
	03	2012	9.4012	9.9906	0
	03	2011	10.0000	9.4012	0

	04	2018	12.4132	11.2997	91,999
	04	2017	11.0501	12.4132	198,186
	04	2016	10.8807	11.0501	262,410
	04	2015	11.2203	10.8807	271,413
	04	2014	10.9591	11.2203	279,453
	04	2013	9.9652	10.9591	127,217
	04	2012	9.3917	9.9652	33,766
	04	2011	10.0000	9.3917	1,453

	05	2018	12.3712	11.2556	0
	05	2017	11.0184	12.3712	0
	05	2016	10.8549	11.0184	0
	05	2015	11.1994	10.8549	0
	05	2014	10.9443	11.1994	0
	05	2013	9.9567	10.9443	0
	05	2012	9.3886	9.9567	0
	05	2011	10.0000	9.3886	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	12.2460	11.1249	0
	06	2017	10.9233	12.2460	0
	06	2016	10.7777	10.9233	0
	06	2015	11.1368	10.7777	0
	06	2014	10.8997	11.1368	0
	06	2013	9.9313	10.8997	0
	06	2012	9.3790	9.9313	0
	06	2011	10.0000	9.3790	0

	07	2018	12.2044	11.0815	0
	07	2017	10.8917	12.2044	0
	07	2016	10.7520	10.8917	0
	07	2015	11.1159	10.7520	0
	07	2014	10.8849	11.1159	0
	07	2013	9.9229	10.8849	0
	07	2012	9.3759	9.9229	0
	07	2011	10.0000	9.3759	0

	08	2018	12.0394	10.9095	0
	08	2017	10.7662	12.0394	0
	08	2016	10.6499	10.7662	0
	08	2015	11.0329	10.6499	0
	08	2014	10.8257	11.0329	0
	08	2013	9.8891	10.8257	0
	08	2012	9.3631	9.8891	0
	08	2011	10.0000	9.3631	0

AB International Growth Portfolio, Class B	01	2018	10.4423	8.4878	129,888
	01	2017	7.8616	10.4423	129,879
	01	2016	8.5754	7.8616	170,514
	01	2015	8.8860	8.5754	176,157
	01	2014	9.1369	8.8860	185,323
	01	2013	8.1732	9.1369	188,712
	01	2012	7.1901	8.1732	201,742
	01	2011	8.6813	7.1901	227,146
	01	2010	7.8146	8.6813	228,283
	01	2009	5.6893	7.8146	156,637

	02	2018	10.2365	8.3038	8,623
	02	2017	7.7222	10.2365	7,176
	02	2016	8.4404	7.7222	9,509
	02	2015	8.7639	8.4404	19,039
	02	2014	9.0297	8.7639	20,254
	02	2013	8.0937	9.0297	20,623
	02	2012	7.1347	8.0937	20,833
	02	2011	8.6319	7.1347	30,979
	02	2010	7.7859	8.6319	23,083
	02	2009	5.6799	7.7859	25,040

	03	2018	10.1857	8.2584	0
	03	2017	7.6877	10.1857	0
	03	2016	8.4070	7.6877	0
	03	2015	8.7336	8.4070	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	9.0031	8.7336	0
	03	2013	8.0739	9.0031	0
	03	2012	7.1209	8.0739	0
	03	2011	8.6196	7.1209	0
	03	2010	7.7788	8.6196	413
	03	2009	5.6775	7.7788	424

	04	2018	10.0345	8.1234	12,039
	04	2017	7.5849	10.0345	10,627
	04	2016	8.3073	7.5849	19,279
	04	2015	8.6432	8.3073	24,259
	04	2014	8.9235	8.6432	26,380
	04	2013	8.0148	8.9235	23,207
	04	2012	7.0796	8.0148	29,347
	04	2011	8.5826	7.0796	34,973
	04	2010	7.7573	8.5826	56,850
	04	2009	5.6705	7.7573	90,642

	05	2018	9.9846	8.0789	0
	05	2017	7.5511	9.9846	0
	05	2016	8.2745	7.5511	0
	05	2015	8.6134	8.2745	0
	05	2014	8.8973	8.6134	0
	05	2013	7.9952	8.8973	0
	05	2012	7.0659	7.9952	0
	05	2011	8.5704	7.0659	0
	05	2010	7.7501	8.5704	0
	05	2009	5.6681	7.7501	0

	06	2018	9.8361	7.9467	0
	06	2017	7.4500	9.8361	0
	06	2016	8.1761	7.4500	0
	06	2015	8.5241	8.1761	0
	06	2014	8.8185	8.5241	0
	06	2013	7.9366	8.8185	0
	06	2012	7.0249	7.9366	0
	06	2011	8.5337	7.0249	0
	06	2010	7.7287	8.5337	0
	06	2009	5.6611	7.7287	0

	07	2018	9.7869	7.9030	0
	07	2017	7.4165	9.7869	0
	07	2016	8.1435	7.4165	0
	07	2015	8.4944	8.1435	0
	07	2014	8.7923	8.4944	0
	07	2013	7.9170	8.7923	0
	07	2012	7.0112	7.9170	0
	07	2011	8.5214	7.0112	0
	07	2010	7.7215	8.5214	0
	07	2009	5.6587	7.7215	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	9.5927	7.7304	0
	08	2017	7.2840	9.5927	0
	08	2016	8.0145	7.2840	0
	08	2015	8.3769	8.0145	0
	08	2014	8.6884	8.3769	0
	08	2013	7.8395	8.6884	0
	08	2012	6.9568	7.8395	0
	08	2011	8.4725	6.9568	0
	08	2010	7.6929	8.4725	0
	08	2009	5.6493	7.6929	0

AB Small/Mid Cap Value Portfolio, Class B	01	2018	22.8197	19.0676	61,223
	01	2017	20.4967	22.8197	64,382
	01	2016	16.6494	20.4967	97,704
	01	2015	17.8962	16.6494	63,878
	01	2014	16.6515	17.8962	60,685
	01	2013	12.2638	16.6515	50,712
	01	2012	10.4942	12.2638	16,154
	01	2011	10.0000	10.4942	2,508

	02	2018	22.5310	18.7884	9,444
	02	2017	20.2780	22.5310	8,204
	02	2016	16.5052	20.2780	84,127
	02	2015	17.7773	16.5052	8,937
	02	2014	16.5745	17.7773	8,462
	02	2013	12.2318	16.5745	10,739
	02	2012	10.4883	12.2318	5,550
	02	2011	10.0000	10.4883	0

	03	2018	22.4595	18.7193	0
	03	2017	20.2237	22.4595	0
	03	2016	16.4694	20.2237	0
	03	2015	17.7477	16.4694	499
	03	2014	16.5553	17.7477	499
	03	2013	12.2239	16.5553	649
	03	2012	10.4868	12.2239	0
	03	2011	10.0000	10.4868	0

	04	2018	22.2456	18.5129	13,179
	04	2017	20.0614	22.2456	12,248
	04	2016	16.3621	20.0614	7,544
	04	2015	17.6590	16.3621	10,057
	04	2014	16.4977	17.6590	15,191
	04	2013	12.1999	16.4977	12,932
	04	2012	10.4823	12.1999	0
	04	2011	10.0000	10.4823	0

	05	2018	22.1746	18.4442	0
	05	2017	20.0076	22.1746	0
	05	2016	16.3265	20.0076	0
	05	2015	17.6296	16.3265	0
	05	2014	16.4786	17.6296	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2013	12.1920	16.4786	0
	05	2012	10.4808	12.1920	0
	05	2011	10.0000	10.4808	0

	06	2018	21.9632	18.2408	0
	06	2017	19.8466	21.9632	0
	06	2016	16.2199	19.8466	0
	06	2015	17.5413	16.2199	0
	06	2014	16.4211	17.5413	0
	06	2013	12.1680	16.4211	0
	06	2012	10.4764	12.1680	0
	06	2011	10.0000	10.4764	0

	07	2018	21.8929	18.1733	0
	07	2017	19.7931	21.8929	0
	07	2016	16.1845	19.7931	0
	07	2015	17.5119	16.1845	0
	07	2014	16.4020	17.5119	0
	07	2013	12.1601	16.4020	0
	07	2012	10.4749	12.1601	0
	07	2011	10.0000	10.4749	0

	08	2018	21.6140	17.9053	0
	08	2017	19.5805	21.6140	0
	08	2016	16.0433	19.5805	0
	08	2015	17.3948	16.0433	0
	08	2014	16.3256	17.3948	0
	08	2013	12.1282	16.3256	0
	08	2012	10.4689	12.1282	0
	08	2011	10.0000	10.4689	0

AB Balanced Wealth Strategy Portfolio, Class B	01	2018	15.5362	14.3435	435,785
	01	2017	13.6200	15.5362	508,062
	01	2016	13.2190	13.6200	682,821
	01	2015	13.2287	13.2190	885,266
	01	2014	12.5197	13.2287	967,876
	01	2013	10.9148	12.5197	1,034,683
	01	2012	9.7596	10.9148	1,090,385
	01	2011	10.2047	9.7596	1,169,975
	01	2010	9.3786	10.2047	1,167,375
	01	2009	7.6391	9.3786	925,513

	02	2018	15.2302	14.0327	48,686
	02	2017	13.3786	15.2302	57,302
	02	2016	13.0111	13.3786	88,982
	02	2015	13.0471	13.0111	128,261
	02	2014	12.3729	13.0471	131,275
	02	2013	10.8087	12.3729	105,255
	02	2012	9.6844	10.8087	114,374
	02	2011	10.1467	9.6844	133,245
	02	2010	9.3442	10.1467	139,590
	02	2009	7.6265	9.3442	142,588

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2018	15.1547	13.9560	351
	03	2017	13.3189	15.1547	351
	03	2016	12.9596	13.3189	1,894
	03	2015	13.0021	12.9596	1,893
	03	2014	12.3364	13.0021	1,953
	03	2013	10.7824	12.3364	2,016
	03	2012	9.6657	10.7824	1,758
	03	2011	10.1322	9.6657	1,800
	03	2010	9.3356	10.1322	1,800
	03	2009	7.6234	9.3356	1,805

	04	2018	14.9298	13.7280	34,592
	04	2017	13.1410	14.9298	41,361
	04	2016	12.8060	13.1410	51,684
	04	2015	12.8676	12.8060	81,180
	04	2014	12.2275	12.8676	74,632
	04	2013	10.7035	12.2275	86,884
	04	2012	9.6097	10.7035	64,630
	04	2011	10.0889	9.6097	118,047
	04	2010	9.3099	10.0889	127,577
	04	2009	7.6139	9.3099	65,985

	05	2018	14.8555	13.6527	0
	05	2017	13.0824	14.8555	0
	05	2016	12.7554	13.0824	0
	05	2015	12.8232	12.7554	0
	05	2014	12.1915	12.8232	0
	05	2013	10.6773	12.1915	0
	05	2012	9.5912	10.6773	0
	05	2011	10.0745	9.5912	0
	05	2010	9.3013	10.0745	0
	05	2009	7.6108	9.3013	0

	06	2018	14.6346	13.4294	366
	06	2017	12.9072	14.6346	396
	06	2016	12.6038	12.9072	466
	06	2015	12.6903	12.6038	634
	06	2014	12.0835	12.6903	634
	06	2013	10.5990	12.0835	634
	06	2012	9.5354	10.5990	634
	06	2011	10.0312	9.5354	635
	06	2010	9.2755	10.0312	635
	06	2009	7.6014	9.2755	636

	07	2018	14.5615	13.3555	0
	07	2017	12.8491	14.5615	0
	07	2016	12.5536	12.8491	0
	07	2015	12.6461	12.5536	0
	07	2014	12.0476	12.6461	0
	07	2013	10.5729	12.0476	0
	07	2012	9.5169	10.5729	0
	07	2011	10.0168	9.5169	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2010	9.2670	10.0168	0
	07	2009	7.5982	9.2670	0

	08	2018	14.2726	13.0640	0
	08	2017	12.6197	14.2726	0
	08	2016	12.3547	12.6197	0
	08	2015	12.4712	12.3547	0
	08	2014	11.9053	12.4712	0
	08	2013	10.4694	11.9053	0
	08	2012	9.4431	10.4694	0
	08	2011	9.9594	9.4431	0
	08	2010	9.2327	9.9594	0
	08	2009	7.5856	9.2327	0

AB International Value Portfolio, Class B	01	2018	8.9607	6.8083	720,966
	01	2017	7.2607	8.9607	748,335
	01	2016	7.4193	7.2607	956,828
	01	2015	7.3444	7.4193	1,123,987
	01	2014	7.9591	7.3444	1,559,881
	01	2013	6.5738	7.9591	1,643,042
	01	2012	5.8359	6.5738	1,913,148
	01	2011	7.3430	5.8359	2,051,541
	01	2010	7.1366	7.3430	2,018,655
	01	2009	5.3843	7.1366	2,081,473

	02	2018	8.7841	6.6607	258,274
	02	2017	7.1319	8.7841	242,989
	02	2016	7.3025	7.1319	333,179
	02	2015	7.2435	7.3025	384,766
	02	2014	7.8657	7.2435	469,754
	02	2013	6.5099	7.8657	484,583
	02	2012	5.7909	6.5099	559,899
	02	2011	7.3012	5.7909	595,860
	02	2010	7.1104	7.3012	592,227
	02	2009	5.3754	7.1104	621,909

	03	2018	8.7406	6.6243	10,858
	03	2017	7.1001	8.7406	11,358
	03	2016	7.2736	7.1001	14,477
	03	2015	7.2185	7.2736	15,947
	03	2014	7.8426	7.2185	22,907
	03	2013	6.4940	7.8426	22,351
	03	2012	5.7797	6.4940	24,194
	03	2011	7.2908	5.7797	24,214
	03	2010	7.1038	7.2908	27,441
	03	2009	5.3732	7.1038	25,859

	04	2018	8.6107	6.5160	74,152
	04	2017	7.0052	8.6107	68,055
	04	2016	7.1873	7.0052	79,680
	04	2015	7.1438	7.1873	97,970
	04	2014	7.7732	7.1438	113,983

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2013	6.4464	7.7732	113,401
	04	2012	5.7462	6.4464	133,580
	04	2011	7.2595	5.7462	138,453
	04	2010	7.0842	7.2595	152,997
	04	2009	5.3665	7.0842	190,329

	05	2018	8.5679	6.4802	0
	05	2017	6.9739	8.5679	0
	05	2016	7.1588	6.9739	0
	05	2015	7.1191	7.1588	0
	05	2014	7.7503	7.1191	0
	05	2013	6.4306	7.7503	0
	05	2012	5.7351	6.4306	0
	05	2011	7.2492	5.7351	0
	05	2010	7.0776	7.2492	0
	05	2009	5.3643	7.0776	0

	06	2018	8.4405	6.3742	0
	06	2017	6.8805	8.4405	14,542
	06	2016	7.0738	6.8805	14,520
	06	2015	7.0452	7.0738	14,498
	06	2014	7.6817	7.0452	14,476
	06	2013	6.3835	7.6817	14,454
	06	2012	5.7017	6.3835	14,433
	06	2011	7.2181	5.7017	14,411
	06	2010	7.0580	7.2181	19,448
	06	2009	5.3576	7.0580	11,588

	07	2018	8.3983	6.3391	0
	07	2017	6.8495	8.3983	0
	07	2016	7.0456	6.8495	0
	07	2015	7.0207	7.0456	0
	07	2014	7.6589	7.0207	0
	07	2013	6.3678	7.6589	340
	07	2012	5.6906	6.3678	400
	07	2011	7.2077	5.6906	3,698
	07	2010	7.0515	7.2077	3,563
	07	2009	5.3554	7.0515	3,466

	08	2018	8.2316	6.2007	0
	08	2017	6.7272	8.2316	0
	08	2016	6.9338	6.7272	0
	08	2015	6.9235	6.9338	0
	08	2014	7.5683	6.9235	0
	08	2013	6.3053	7.5683	0
	08	2012	5.6464	6.3053	0
	08	2011	7.1663	5.6464	0
	08	2010	7.0254	7.1663	0
	08	2009	5.3465	7.0254	0

BlackRock Global Allocation V.I. Fund, Class III	01	2018	17.0921	15.5828	3,595,702
	01	2017	15.2363	17.0921	4,352,860
	01	2016	14.8786	15.2363	5,459,491

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2015	15.2347	14.8786	6,321,796
	01	2014	15.1505	15.2347	6,961,789
	01	2013	13.4228	15.1505	7,676,449
	01	2012	12.3741	13.4228	8,537,911
	01	2011	13.0169	12.3741	8,990,137
	01	2010	12.0216	13.0169	8,840,857
	01	2009	10.0780	12.0216	5,773,377

	02	2018	16.7764	15.2654	726,866
	02	2017	14.9849	16.7764	816,477
	02	2016	14.6629	14.9849	926,571
	02	2015	15.0443	14.6629	1,138,954
	02	2014	14.9915	15.0443	1,297,212
	02	2013	13.3089	14.9915	1,368,031
	02	2012	12.2942	13.3089	1,420,104
	02	2011	12.9591	12.2942	1,506,728
	02	2010	11.9924	12.9591	1,458,457
	02	2009	10.0740	11.9924	1,353,560

	03	2018	16.6983	15.1855	4,235
	03	2017	14.9226	16.6983	4,248
	03	2016	14.6093	14.9226	8,327
	03	2015	14.9970	14.6093	20,255
	03	2014	14.9520	14.9970	25,171
	03	2013	13.2805	14.9520	32,870
	03	2012	12.2742	13.2805	33,486
	03	2011	12.9446	12.2742	32,522
	03	2010	11.9851	12.9446	33,317
	03	2009	10.0730	11.9851	22,461

	04	2018	16.4659	14.9514	381,827
	04	2017	14.7371	16.4659	457,098
	04	2016	14.4498	14.7371	655,762
	04	2015	14.8558	14.4498	765,112
	04	2014	14.8338	14.8558	845,782
	04	2013	13.1957	14.8338	999,898
	04	2012	12.2146	13.1957	1,049,366
	04	2011	12.9013	12.2146	1,147,694
	04	2010	11.9633	12.9013	1,083,082
	04	2009	10.0700	11.9633	440,378

	05	2018	16.3891	14.8760	0
	05	2017	14.6759	16.3891	0
	05	2016	14.3971	14.6759	0
	05	2015	14.8092	14.3971	0
	05	2014	14.7948	14.8092	0
	05	2013	13.1676	14.7948	0
	05	2012	12.1948	13.1676	61
	05	2011	12.8870	12.1948	2,251
	05	2010	11.9560	12.8870	2,251
	05	2009	10.0690	11.9560	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	16.1606	14.6445	0
	06	2017	14.4930	16.1606	0
	06	2016	14.2394	14.4930	0
	06	2015	14.6695	14.2394	0
	06	2014	14.6776	14.6695	0
	06	2013	13.0834	14.6776	0
	06	2012	12.1354	13.0834	55,576
	06	2011	12.8437	12.1354	55,576
	06	2010	11.9341	12.8437	10,898
	06	2009	10.0659	11.9341	0

	07	2018	16.0849	14.5685	2,244
	07	2017	14.4324	16.0849	2,188
	07	2016	14.1871	14.4324	2,242
	07	2015	14.6230	14.1871	1,466
	07	2014	14.6386	14.6230	1,459
	07	2013	13.0553	14.6386	1,433
	07	2012	12.1156	13.0553	3,072
	07	2011	12.8293	12.1156	3,473
	07	2010	11.9268	12.8293	649
	07	2009	10.0649	11.9268	776

	08	2018	15.7856	14.2684	0
	08	2017	14.1925	15.7856	0
	08	2016	13.9798	14.1925	0
	08	2015	14.4389	13.9798	0
	08	2014	14.4839	14.4389	0
	08	2013	12.9437	14.4839	0
	08	2012	12.0367	12.9437	0
	08	2011	12.7718	12.0367	0
	08	2010	11.8977	12.7718	0
	08	2009	10.0608	11.8977	0

CTIVP - Loomis Sayles Growth Fund, Class 1	01	2018	13.7243	13.2139	0
	01	2017	10.4571	13.7243	563
	01	2016	18.4539	10.4571	7,157
	01	2015	18.3087	18.4539	0
	01	2014	16.9612	18.3087	0
	01	2013	12.6755	16.9612	0
	01	2012	11.4489	12.6755	0
	01	2011	11.9199	11.4489	0
	01	2010	9.9408	11.9199	0
	01	2009	7.9557	9.9408	0

	02	2018	13.6782	13.1429	0
	02	2017	10.4429	13.6782	0
	02	2016	18.0543	10.4429	0
	02	2015	17.9486	18.0543	0
	02	2014	16.6614	17.9486	0
	02	2013	12.4768	16.6614	0
	02	2012	11.2923	12.4768	0
	02	2011	11.7808	11.2923	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2010	9.8447	11.7808	0
	02	2009	7.8948	9.8447	0

	03	2018	13.6667	13.1253	0
	03	2017	10.4393	13.6667	0
	03	2016	17.9557	10.4393	0
	03	2015	17.8597	17.9557	0
	03	2014	16.5873	17.8597	0
	03	2013	12.4276	16.5873	0
	03	2012	11.2535	12.4276	0
	03	2011	11.7463	11.2535	0
	03	2010	9.8209	11.7463	0
	03	2009	7.8796	9.8209	0

	04	2018	13.6322	13.0723	0
	04	2017	10.4287	13.6322	0
	04	2016	17.6627	10.4287	0
	04	2015	17.5951	17.6627	0
	04	2014	16.3665	17.5951	0
	04	2013	12.2808	16.3665	1,742
	04	2012	11.1377	12.2808	1,742
	04	2011	11.6431	11.1377	1,742
	04	2010	9.7494	11.6431	1,742
	04	2009	7.8342	9.7494	1,742

	05	2018	13.6206	13.0543	0
	05	2017	10.4251	13.6206	0
	05	2016	17.5663	10.4251	0
	05	2015	17.5079	17.5663	0
	05	2014	16.2937	17.5079	0
	05	2013	12.2324	16.2937	0
	05	2012	11.0995	12.2324	0
	05	2011	11.6090	11.0995	0
	05	2010	9.7258	11.6090	0
	05	2009	7.8192	9.7258	0

	06	2018	13.5862	13.0018	0
	06	2017	10.4144	13.5862	0
	06	2016	17.2789	10.4144	0
	06	2015	17.2478	17.2789	0
	06	2014	16.0762	17.2478	0
	06	2013	12.0876	16.0762	0
	06	2012	10.9849	12.0876	0
	06	2011	11.5067	10.9849	0
	06	2010	9.6549	11.5067	0
	06	2009	7.7741	9.6549	0

	07	2018	13.5747	12.9842	0
	07	2017	10.4108	13.5747	0
	07	2016	17.1839	10.4108	0
	07	2015	17.1617	17.1839	0
	07	2014	16.0041	17.1617	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2013	12.0395	16.0041	0
	07	2012	10.9469	12.0395	0
	07	2011	11.4728	10.9469	0
	07	2010	9.6313	11.4728	0
	07	2009	7.7591	9.6313	0

	08	2018	13.5288	12.9139	0
	08	2017	10.3966	13.5288	0
	08	2016	16.8091	10.3966	0
	08	2015	16.8218	16.8091	0
	08	2014	15.7192	16.8218	0
	08	2013	11.8494	15.7192	0
	08	2012	10.7962	11.8494	0
	08	2011	11.3379	10.7962	0
	08	2010	9.5375	11.3379	0
	08	2009	7.6992	9.5375	0

CTIVP - Loomis Sayles Growth Fund, Class 2	01	2018	13.6677	13.1250	184,788
	01	2017	10.4410	13.6677	215,464
	01	2016	16.0502	10.4410	320,445
	01	2015	15.9699	16.0502	232,208
	01	2014	14.8291	15.9699	316,369
	01	2013	11.1093	14.8291	312,522
	01	2012	10.0631	11.1093	391,166
	01	2011	10.4978	10.0631	406,851
	01	2010	8.7754	10.4978	373,737
	01	2009	7.0418	8.7754	322,801

	02	2018	13.6217	13.0545	28,680
	02	2017	10.4268	13.6217	32,214
	02	2016	15.7651	10.4268	42,775
	02	2015	15.7181	15.7651	34,224
	02	2014	14.6249	15.7181	106,271
	02	2013	10.9786	14.6249	60,436
	02	2012	9.9650	10.9786	68,729
	02	2011	10.4165	9.9650	123,574
	02	2010	8.7251	10.4165	134,359
	02	2009	7.0157	8.7251	98,828

	03	2018	13.6103	13.0370	3,492
	03	2017	10.4232	13.6103	1,500
	03	2016	15.6946	10.4232	1,710
	03	2015	15.6558	15.6946	1,123
	03	2014	14.5744	15.6558	1,141
	03	2013	10.9461	14.5744	1,219
	03	2012	9.9406	10.9461	1,915
	03	2011	10.3963	9.9406	1,998
	03	2010	8.7126	10.3963	2,058
	03	2009	7.0092	8.7126	2,348

	04	2018	13.5759	12.9843	30,914
	04	2017	10.4125	13.5759	42,273

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	15.4846	10.4125	51,632
	04	2015	15.4699	15.4846	43,663
	04	2014	14.4233	15.4699	50,576
	04	2013	10.8492	14.4233	63,659
	04	2012	9.8677	10.8492	61,937
	04	2011	10.3358	9.8677	58,173
	04	2010	8.6751	10.3358	55,880
	04	2009	6.9897	8.6751	49,231

	05	2018	13.5643	12.9665	646
	05	2017	10.4090	13.5643	646
	05	2016	15.4154	10.4090	647
	05	2015	15.4086	15.4154	422
	05	2014	14.3734	15.4086	422
	05	2013	10.8172	14.3734	422
	05	2012	9.8436	10.8172	423
	05	2011	10.3158	9.8436	0
	05	2010	8.6627	10.3158	0
	05	2009	6.9832	8.6627	0

	06	2018	13.5301	12.9143	0
	06	2017	10.3983	13.5301	0
	06	2016	15.2086	10.3983	0
	06	2015	15.2251	15.2086	0
	06	2014	14.2240	15.2251	0
	06	2013	10.7211	14.2240	0
	06	2012	9.7712	10.7211	0
	06	2011	10.2555	9.7712	0
	06	2010	8.6252	10.2555	0
	06	2009	6.9637	8.6252	0

	07	2018	13.5187	12.8969	0
	07	2017	10.3948	13.5187	0
	07	2016	15.1401	10.3948	0
	07	2015	15.1643	15.1401	0
	07	2014	14.1744	15.1643	0
	07	2013	10.6892	14.1744	0
	07	2012	9.7471	10.6892	0
	07	2011	10.2355	9.7471	0
	07	2010	8.6128	10.2355	0
	07	2009	6.9571	8.6128	0

	08	2018	13.4729	12.8271	0
	08	2017	10.3805	13.4729	0
	08	2016	14.8692	10.3805	0
	08	2015	14.9235	14.8692	0
	08	2014	13.9779	14.9235	0
	08	2013	10.5625	13.9779	0
	08	2012	9.6514	10.5625	0
	08	2011	10.1557	9.6514	0
	08	2010	8.5631	10.1557	0
	08	2009	6.9312	8.5631	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2018	24.4575	19.7429	0
	01	2017	21.7495	24.4575	0
	01	2016	16.6091	21.7495	0
	01	2015	17.9718	16.6091	0
	01	2014	17.6785	17.9718	0
	01	2013	13.3694	17.6785	0
	01	2012	12.1824	13.3694	0
	01	2011	13.1553	12.1824	0
	01	2010	10.5447	13.1553	0
	01	2009	8.5515	10.5447	0

	02	2018	23.8314	19.1987	0
	02	2017	21.2353	23.8314	0
	02	2016	16.2493	21.2353	844
	02	2015	17.6183	16.2493	1,038
	02	2014	17.3660	17.6183	1,010
	02	2013	13.1597	17.3660	1,004
	02	2012	12.0158	13.1597	0
	02	2011	13.0018	12.0158	0
	02	2010	10.4427	13.0018	0
	02	2009	8.4860	10.4427	0

	03	2018	23.6775	19.0651	0
	03	2017	21.1087	23.6775	0
	03	2016	16.1607	21.1087	0
	03	2015	17.5311	16.1607	0
	03	2014	17.2888	17.5311	0
	03	2013	13.1078	17.2888	0
	03	2012	11.9745	13.1078	0
	03	2011	12.9637	11.9745	0
	03	2010	10.4174	12.9637	0
	03	2009	8.4697	10.4174	0

	04	2018	23.2204	18.6687	97
	04	2017	20.7324	23.2204	314
	04	2016	15.8968	20.7324	324
	04	2015	17.2712	15.8968	0
	04	2014	17.0585	17.2712	0
	04	2013	12.9530	17.0585	0
	04	2012	11.8512	12.9530	0
	04	2011	12.8497	11.8512	0
	04	2010	10.3416	12.8497	0
	04	2009	8.4209	10.3416	0

	05	2018	23.0701	18.5382	0
	05	2017	20.6088	23.0701	0
	05	2016	15.8100	20.6088	0
	05	2015	17.1856	15.8100	0
	05	2014	16.9826	17.1856	0
	05	2013	12.9019	16.9826	0
	05	2012	11.8104	12.9019	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2011	12.8121	11.8104	0
	05	2010	10.3165	12.8121	0
	05	2009	8.4048	10.3165	0

	06	2018	22.6239	18.1523	0
	06	2017	20.2406	22.6239	0
	06	2016	15.5513	20.2406	0
	06	2015	16.9303	15.5513	0
	06	2014	16.7559	16.9303	0
	06	2013	12.7491	16.7559	0
	06	2012	11.6886	12.7491	0
	06	2011	12.6992	11.6886	0
	06	2010	10.2413	12.6992	0
	06	2009	8.3563	10.2413	0

	07	2018	22.4767	18.0250	0
	07	2017	20.1190	22.4767	0
	07	2016	15.4658	20.1190	0
	07	2015	16.8458	15.4658	0
	07	2014	16.6808	16.8458	0
	07	2013	12.6985	16.6808	0
	07	2012	11.6481	12.6985	0
	07	2011	12.6617	11.6481	0
	07	2010	10.2163	12.6617	0
	07	2009	8.3401	10.2163	0

	08	2018	21.8973	17.5246	0
	08	2017	19.6400	21.8973	0
	08	2016	15.1285	19.6400	0
	08	2015	16.5121	15.1285	0
	08	2014	16.3838	16.5121	0
	08	2013	12.4979	16.3838	0
	08	2012	11.4877	12.4979	0
	08	2011	12.5129	11.4877	0
	08	2010	10.1168	12.5129	0
	08	2009	8.2758	10.1168	0

Columbia Variable Portfolio - Large Cap Growth Fund, Class 1	01	2018	13.2350	12.5416	0
	01	2017	10.4695	13.2350	0
	01	2016	18.3609	10.4695	18,243
	01	2015	18.3297	18.3609	0
	01	2014	17.0368	18.3297	0
	01	2013	12.1249	17.0368	0
	01	2012	11.0355	12.1249	0
	01	2011	12.7016	11.0355	0
	01	2010	10.9659	12.7016	0
	01	2009	8.7482	10.9659	0

	02	2018	13.1905	12.4742	0
	02	2017	10.4553	13.1905	512
	02	2016	17.9633	10.4553	562

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	17.9691	17.9633	541
	02	2014	16.7356	17.9691	0
	02	2013	11.9347	16.7356	0
	02	2012	10.8846	11.9347	0
	02	2011	12.5534	10.8846	0
	02	2010	10.8599	12.5534	0
	02	2009	8.6812	10.8599	0

	03	2018	13.1794	12.4575	0
	03	2017	10.4517	13.1794	0
	03	2016	17.8652	10.4517	0
	03	2015	17.8801	17.8652	0
	03	2014	16.6612	17.8801	0
	03	2013	11.8877	16.6612	0
	03	2012	10.8472	11.8877	0
	03	2011	12.5166	10.8472	0
	03	2010	10.8336	12.5166	0
	03	2009	8.6646	10.8336	0

	04	2018	13.1461	12.4072	0
	04	2017	10.4410	13.1461	0
	04	2016	17.5735	10.4410	0
	04	2015	17.6151	17.5735	0
	04	2014	16.4392	17.6151	0
	04	2013	11.7472	16.4392	0
	04	2012	10.7355	11.7472	0
	04	2011	12.4066	10.7355	0
	04	2010	10.7547	12.4066	0
	04	2009	8.6147	10.7547	0

	05	2018	13.1349	12.3901	0
	05	2017	10.4375	13.1349	0
	05	2016	17.4777	10.4375	0
	05	2015	17.5278	17.4777	0
	05	2014	16.3661	17.5278	0
	05	2013	11.7009	16.3661	0
	05	2012	10.6986	11.7009	0
	05	2011	12.3702	10.6986	0
	05	2010	10.7286	12.3702	0
	05	2009	8.5981	10.7286	0

	06	2018	13.1018	12.3403	0
	06	2017	10.4268	13.1018	0
	06	2016	17.1916	10.4268	0
	06	2015	17.2674	17.1916	0
	06	2014	16.1476	17.2674	0
	06	2013	11.5623	16.1476	0
	06	2012	10.5882	11.5623	0
	06	2011	12.2612	10.5882	0
	06	2010	10.6504	12.2612	0
	06	2009	8.5485	10.6504	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2018	13.0907	12.3236	0
	07	2017	10.4232	13.0907	0
	07	2016	17.0971	10.4232	0
	07	2015	17.1812	17.0971	0
	07	2014	16.0752	17.1812	0
	07	2013	11.5164	16.0752	0
	07	2012	10.5515	11.5164	0
	07	2011	12.2250	10.5515	0
	07	2010	10.6244	12.2250	0
	07	2009	8.5319	10.6244	0

	08	2018	13.0464	12.2569	0
	08	2017	10.4089	13.0464	0
	08	2016	16.7242	10.4089	0
	08	2015	16.8408	16.7242	0
	08	2014	15.7890	16.8408	0
	08	2013	11.3345	15.7890	0
	08	2012	10.4062	11.3345	0
	08	2011	12.0813	10.4062	0
	08	2010	10.5209	12.0813	0
	08	2009	8.4662	10.5209	0

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2018	13.1846	12.4681	684,272
	01	2017	10.4539	13.1846	827,928
	01	2016	13.9401	10.4539	1,093,177
	01	2015	13.9552	13.9401	962,089
	01	2014	12.9993	13.9552	1,277,782
	01	2013	9.2796	12.9993	1,540,716
	01	2012	8.4658	9.2796	2,002,423
	01	2011	9.7642	8.4658	2,163,282
	01	2010	8.4507	9.7642	2,292,426
	01	2009	6.7559	8.4507	2,575,841

	02	2018	13.1403	12.4011	203,674
	02	2017	10.4396	13.1403	241,945
	02	2016	13.6924	10.4396	328,888
	02	2015	13.7351	13.6924	292,616
	02	2014	12.8203	13.7351	376,400
	02	2013	9.1704	12.8203	461,139
	02	2012	8.3832	9.1704	606,247
	02	2011	9.6886	8.3832	637,644
	02	2010	8.4023	9.6886	670,248
	02	2009	6.7308	8.4023	759,663

	03	2018	13.1293	12.3844	20,850
	03	2017	10.4361	13.1293	22,609
	03	2016	13.6312	10.4361	27,727
	03	2015	13.6806	13.6312	22,046
	03	2014	12.7759	13.6806	29,208
	03	2013	9.1433	12.7759	31,735
	03	2012	8.3627	9.1433	36,026

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2011	9.6698	8.3627	35,635
	03	2010	8.3902	9.6698	37,944
	03	2009	6.7246	8.3902	48,077

	04	2018	13.0961	12.3344	102,817
	04	2017	10.4254	13.0961	115,823
	04	2016	13.4488	10.4254	131,388
	04	2015	13.5181	13.4488	122,926
	04	2014	12.6434	13.5181	144,720
	04	2013	9.0623	12.6434	180,896
	04	2012	8.3013	9.0623	221,327
	04	2011	9.6135	8.3013	259,144
	04	2010	8.3541	9.6135	338,655
	04	2009	6.7058	8.3541	363,803

	05	2018	13.0849	12.3175	0
	05	2017	10.4219	13.0849	0
	05	2016	13.3886	10.4219	0
	05	2015	13.4645	13.3886	0
	05	2014	12.5997	13.4645	0
	05	2013	9.0355	12.5997	0
	05	2012	8.2810	9.0355	0
	05	2011	9.5948	8.2810	0
	05	2010	8.3421	9.5948	0
	05	2009	6.6996	8.3421	0

	06	2018	13.0520	12.2680	0
	06	2017	10.4112	13.0520	14,347
	06	2016	13.2089	10.4112	14,326
	06	2015	13.3042	13.2089	11,663
	06	2014	12.4687	13.3042	11,646
	06	2013	8.9553	12.4687	11,655
	06	2012	8.2201	8.9553	11,707
	06	2011	9.5388	8.2201	24,396
	06	2010	8.3061	9.5388	24,480
	06	2009	6.6809	8.3061	464

	07	2018	13.0409	12.2514	0
	07	2017	10.4076	13.0409	0
	07	2016	13.1494	10.4076	0
	07	2015	13.2510	13.1494	0
	07	2014	12.4252	13.2510	0
	07	2013	8.9286	12.4252	0
	07	2012	8.1998	8.9286	1,562
	07	2011	9.5201	8.1998	2,189
	07	2010	8.2940	9.5201	5,966
	07	2009	6.6746	8.2940	2,363

	08	2018	12.9968	12.1851	0
	08	2017	10.3934	12.9968	0
	08	2016	12.9141	10.3934	0
	08	2015	13.0405	12.9141	0
	08	2014	12.2529	13.0405	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2013	8.8228	12.2529	0
	08	2012	8.1193	8.8228	0
	08	2011	9.4459	8.1193	0
	08	2010	8.2462	9.4459	0
	08	2009	6.6497	8.2462	0

Columbia Variable Portfolio - Overseas Core Fund, Class 2	01	2018	12.1922	10.0049	89,452
	01	2017	9.7170	12.1922	86,594
	01	2016	14.0224	9.7170	116,576
	01	2015	14.2188	14.0224	90,239
	01	2014	15.1870	14.2188	96,444
	01	2013	12.7868	15.1870	109,961
	01	2012	11.0208	12.7868	128,082
	01	2011	13.3286	11.0208	156,757
	01	2010	11.8797	13.3286	149,247
	01	2009	8.7297	11.8797	122,598

	02	2018	12.1512	9.9512	21,016
	02	2017	9.7038	12.1512	22,324
	02	2016	13.7187	9.7038	31,045
	02	2015	13.9391	13.7187	27,153
	02	2014	14.9185	13.9391	47,281
	02	2013	12.5863	14.9185	44,733
	02	2012	10.8701	12.5863	51,207
	02	2011	13.1731	10.8701	55,916
	02	2010	11.7648	13.1731	60,636
	02	2009	8.6629	11.7648	82,032

	03	2018	12.1410	9.9378	0
	03	2017	9.7005	12.1410	0
	03	2016	13.6438	9.7005	0
	03	2015	13.8701	13.6438	330
	03	2014	14.8522	13.8701	336
	03	2013	12.5367	14.8522	311
	03	2012	10.8327	12.5367	8,924
	03	2011	13.1345	10.8327	9,314
	03	2010	11.7363	13.1345	8,171
	03	2009	8.6462	11.7363	12,908

	04	2018	12.1103	9.8976	15,202
	04	2017	9.6906	12.1103	16,454
	04	2016	13.4211	9.6906	25,286
	04	2015	13.6645	13.4211	20,825
	04	2014	14.6544	13.6645	25,891
	04	2013	12.3886	14.6544	28,607
	04	2012	10.7212	12.3886	28,979
	04	2011	13.0191	10.7212	40,937
	04	2010	11.6510	13.0191	74,630
	04	2009	8.5964	11.6510	151,816

	05	2018	12.1000	9.8840	0
	05	2017	9.6873	12.1000	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	13.3478	9.6873	0
	05	2015	13.5968	13.3478	0
	05	2014	14.5892	13.5968	0
	05	2013	12.3397	14.5892	0
	05	2012	10.6844	12.3397	0
	05	2011	12.9809	10.6844	0
	05	2010	11.6227	12.9809	0
	05	2009	8.5799	11.6227	0

	06	2018	12.0694	9.8443	0
	06	2017	9.6773	12.0694	14,851
	06	2016	13.1294	9.6773	14,829
	06	2015	13.3948	13.1294	11,895
	06	2014	14.3944	13.3948	11,877
	06	2013	12.1936	14.3944	11,878
	06	2012	10.5741	12.1936	11,912
	06	2011	12.8666	10.5741	11,979
	06	2010	11.5380	12.8666	12,049
	06	2009	8.5304	11.5380	340

	07	2018	12.0592	9.8309	0
	07	2017	9.6740	12.0592	0
	07	2016	13.0572	9.6740	0
	07	2015	13.3279	13.0572	0
	07	2014	14.3299	13.3279	0
	07	2013	12.1452	14.3299	0
	07	2012	10.5375	12.1452	0
	07	2011	12.8286	10.5375	0
	07	2010	11.5098	12.8286	1,567
	07	2009	8.5139	11.5098	3,298

	08	2018	12.0184	9.7777	0
	08	2017	9.6607	12.0184	0
	08	2016	12.7724	9.6607	0
	08	2015	13.0639	12.7724	0
	08	2014	14.0748	13.0639	0
	08	2013	11.9534	14.0748	0
	08	2012	10.3924	11.9534	0
	08	2011	12.6779	10.3924	0
	08	2010	11.3977	12.6779	0
	08	2009	8.4483	11.3977	0

Fidelity Balanced Portfolio, Service Class 2	01	2018	18.2016	17.1577	695,680
	01	2017	15.8888	18.2016	820,640
	01	2016	15.0555	15.8888	965,532
	01	2015	15.2067	15.0555	1,178,457
	01	2014	14.0111	15.2067	1,178,875
	01	2013	11.9068	14.0111	1,121,015
	01	2012	10.5126	11.9068	1,216,652
	01	2011	11.0801	10.5126	1,209,924
	01	2010	9.5380	11.0801	1,117,930
	01	2009	6.9898	9.5380	905,140

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	17.8063	16.7513	82,174
	02	2017	15.5749	17.8063	96,092
	02	2016	14.7881	15.5749	95,231
	02	2015	14.9670	14.7881	144,777
	02	2014	13.8182	14.9670	160,118
	02	2013	11.7668	13.8182	155,692
	02	2012	10.4101	11.7668	142,329
	02	2011	10.9943	10.4101	155,666
	02	2010	9.4834	10.9943	161,656
	02	2009	6.9639	9.4834	155,439

	03	2018	17.7088	16.6512	2,862
	03	2017	15.4974	17.7088	2,650
	03	2016	14.7219	15.4974	3,188
	03	2015	14.9076	14.7219	2,445
	03	2014	13.7704	14.9076	2,487
	03	2013	11.7320	13.7704	2,627
	03	2012	10.3847	11.7320	2,561
	03	2011	10.9730	10.3847	2,618
	03	2010	9.4698	10.9730	2,743
	03	2009	6.9575	9.4698	1,961

	04	2018	17.4189	16.3538	85,309
	04	2017	15.2667	17.4189	106,094
	04	2016	14.5249	15.2667	141,335
	04	2015	14.7305	14.5249	160,544
	04	2014	13.6276	14.7305	165,827
	04	2013	11.6281	13.6276	197,649
	04	2012	10.3085	11.6281	121,787
	04	2011	10.9091	10.3085	160,503
	04	2010	9.4290	10.9091	258,227
	04	2009	6.9381	9.4290	173,317

	05	2018	17.3234	16.2556	0
	05	2017	15.1908	17.3234	0
	05	2016	14.4600	15.1908	0
	05	2015	14.6722	14.4600	0
	05	2014	13.5805	14.6722	0
	05	2013	11.5937	13.5805	0
	05	2012	10.2833	11.5937	0
	05	2011	10.8879	10.2833	0
	05	2010	9.4155	10.8879	0
	05	2009	6.9316	9.4155	0

	06	2018	17.0392	15.9649	0
	06	2017	14.9640	17.0392	0
	06	2016	14.2660	14.9640	0
	06	2015	14.4975	14.2660	0
	06	2014	13.4393	14.4975	0
	06	2013	11.4908	13.4393	0
	06	2012	10.2076	11.4908	0
	06	2011	10.8244	10.2076	0
	06	2010	9.3748	10.8244	0
	06	2009	6.9123	9.3748	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2018	16.9453	15.8689	2,495
	07	2017	14.8891	16.9453	3,468
	07	2016	14.2018	14.8891	6,548
	07	2015	14.4396	14.2018	6,798
	07	2014	13.3925	14.4396	7,295
	07	2013	11.4566	13.3925	7,876
	07	2012	10.1825	11.4566	3,017
	07	2011	10.8032	10.1825	0
	07	2010	9.3613	10.8032	0
	07	2009	6.9058	9.3613	0

	08	2018	16.5747	15.4902	0
	08	2017	14.5928	16.5747	0
	08	2016	13.9477	14.5928	0
	08	2015	14.2103	13.9477	0
	08	2014	13.2068	14.2103	0
	08	2013	11.3208	13.2068	0
	08	2012	10.0825	11.3208	0
	08	2011	10.7190	10.0825	0
	08	2010	9.3073	10.7190	0
	08	2009	6.8800	9.3073	0

Fidelity Contrafund Portfolio, Service Class 2	01	2018	20.3180	18.7120	1,271,151
	01	2017	16.9382	20.3180	1,570,016
	01	2016	15.9380	16.9382	2,250,495
	01	2015	16.0892	15.9380	2,693,964
	01	2014	14.6070	16.0892	3,045,634
	01	2013	11.3070	14.6070	3,288,733
	01	2012	9.8695	11.3070	3,756,422
	01	2011	10.2908	9.8695	4,086,219
	01	2010	8.9214	10.2908	4,176,868
	01	2009	6.6758	8.9214	3,880,415

	02	2018	19.9179	18.3065	331,034
	02	2017	16.6379	19.9179	366,004
	02	2016	15.6873	16.6379	452,065
	02	2015	15.8683	15.6873	552,129
	02	2014	14.4357	15.8683	575,126
	02	2013	11.1971	14.4357	622,550
	02	2012	9.7935	11.1971	725,626
	02	2011	10.2323	9.7935	798,346
	02	2010	8.8887	10.2323	875,678
	02	2009	6.6647	8.8887	921,751

	03	2018	19.8190	18.2065	9,477
	03	2017	16.5637	19.8190	10,374
	03	2016	15.6251	16.5637	16,458
	03	2015	15.8135	15.6251	25,938
	03	2014	14.3932	15.8135	26,513
	03	2013	11.1697	14.3932	29,466
	03	2012	9.7746	11.1697	29,708
	03	2011	10.2177	9.7746	37,859

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2010	8.8805	10.2177	43,580
	03	2009	6.6620	8.8805	42,699

	04	2018	19.5249	17.9091	113,244
	04	2017	16.3424	19.5249	148,935
	04	2016	15.4400	16.3424	175,872
	04	2015	15.6499	15.4400	217,248
	04	2014	14.2660	15.6499	227,328
	04	2013	11.0880	14.2660	267,674
	04	2012	9.7179	11.0880	274,769
	04	2011	10.1739	9.7179	322,231
	04	2010	8.8560	10.1739	332,838
	04	2009	6.6537	8.8560	251,710

	05	2018	19.4278	17.8107	0
	05	2017	16.2695	19.4278	0
	05	2016	15.3789	16.2695	0
	05	2015	15.5959	15.3789	0
	05	2014	14.2240	15.5959	0
	05	2013	11.0609	14.2240	0
	05	2012	9.6992	11.0609	0
	05	2011	10.1594	9.6992	0
	05	2010	8.8478	10.1594	0
	05	2009	6.6510	8.8478	0

	06	2018	19.1389	17.5194	0
	06	2017	16.0516	19.1389	0
	06	2016	15.1961	16.0516	0
	06	2015	15.4342	15.1961	0
	06	2014	14.0980	15.4342	0
	06	2013	10.9797	14.0980	0
	06	2012	9.6428	10.9797	0
	06	2011	10.1158	9.6428	0
	06	2010	8.8233	10.1158	0
	06	2009	6.6427	8.8233	0

	07	2018	19.0432	17.4231	3,833
	07	2017	15.9794	19.0432	4,609
	07	2016	15.1355	15.9794	5,899
	07	2015	15.3805	15.1355	6,273
	07	2014	14.0562	15.3805	6,657
	07	2013	10.9527	14.0562	7,413
	07	2012	9.6240	10.9527	2,136
	07	2011	10.1013	9.6240	2,458
	07	2010	8.8151	10.1013	0
	07	2009	6.6399	8.8151	4,146

	08	2018	18.6655	17.0427	0
	08	2017	15.6941	18.6655	0
	08	2016	14.8957	15.6941	0
	08	2015	15.1678	14.8957	0
	08	2014	13.8902	15.1678	0
	08	2013	10.8455	13.8902	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2012	9.5493	10.8455	0
	08	2011	10.0434	9.5493	0
	08	2010	8.7825	10.0434	0
	08	2009	6.6289	8.7825	0

Fidelity Freedom 2010 Portfolio, Service Class 2	01	2018	16.8227	15.8877	10,236
	01	2017	15.1173	16.8227	11,012
	01	2016	14.5625	15.1173	17,398
	01	2015	14.8405	14.5625	19,513
	01	2014	14.4357	14.8405	39,425
	01	2013	12.9273	14.4357	48,451
	01	2012	11.7447	12.9273	61,255
	01	2011	11.9562	11.7447	53,920
	01	2010	10.7687	11.9562	68,306
	01	2009	8.8065	10.7687	102,816

	02	2018	16.4126	15.4692	5,842
	02	2017	14.7784	16.4126	9,985
	02	2016	14.2650	14.7784	9,771
	02	2015	14.5668	14.2650	10,208
	02	2014	14.1983	14.5668	13,735
	02	2013	12.7405	14.1983	14,092
	02	2012	11.5986	12.7405	12,633
	02	2011	11.8314	11.5986	19,129
	02	2010	10.6780	11.8314	55,544
	02	2009	8.7500	10.6780	61,215

	03	2018	16.3117	15.3663	0
	03	2017	14.6948	16.3117	0
	03	2016	14.1915	14.6948	0
	03	2015	14.4992	14.1915	0
	03	2014	14.1395	14.4992	0
	03	2013	12.6942	14.1395	0
	03	2012	11.5624	12.6942	0
	03	2011	11.8004	11.5624	0
	03	2010	10.6554	11.8004	0
	03	2009	8.7359	10.6554	0

	04	2018	16.0118	15.0610	0
	04	2017	14.4465	16.0118	0
	04	2016	13.9730	14.4465	0
	04	2015	14.2977	13.9730	0
	04	2014	13.9643	14.2977	0
	04	2013	12.5561	13.9643	0
	04	2012	11.4541	12.5561	3,312
	04	2011	11.7077	11.4541	3,359
	04	2010	10.5878	11.7077	3,301
	04	2009	8.6938	10.5878	3,375

	05	2018	15.9132	14.9604	0
	05	2017	14.3648	15.9132	0
	05	2016	13.9011	14.3648	0
	05	2015	14.2313	13.9011	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2014	13.9065	14.2313	0
	05	2013	12.5104	13.9065	0
	05	2012	11.4183	12.5104	0
	05	2011	11.6770	11.4183	0
	05	2010	10.5654	11.6770	0
	05	2009	8.6798	10.5654	0

	06	2018	15.6201	14.6628	0
	06	2017	14.1215	15.6201	0
	06	2016	13.6865	14.1215	0
	06	2015	14.0331	13.6865	0
	06	2014	13.7338	14.0331	0
	06	2013	12.3740	13.7338	0
	06	2012	11.3111	12.3740	0
	06	2011	11.5851	11.3111	0
	06	2010	10.4982	11.5851	0
	06	2009	8.6378	10.4982	0

	07	2018	15.5233	14.5645	0
	07	2017	14.0410	15.5233	0
	07	2016	13.6155	14.0410	0
	07	2015	13.9674	13.6155	0
	07	2014	13.6765	13.9674	0
	07	2013	12.3287	13.6765	0
	07	2012	11.2755	12.3287	0
	07	2011	11.5545	11.2755	0
	07	2010	10.4759	11.5545	0
	07	2009	8.6238	10.4759	0

	08	2018	15.1422	14.1781	0
	08	2017	13.7240	15.1422	0
	08	2016	13.3353	13.7240	0
	08	2015	13.7080	13.3353	0
	08	2014	13.4500	13.7080	0
	08	2013	12.1493	13.4500	0
	08	2012	11.1343	12.1493	0
	08	2011	11.4331	11.1343	0
	08	2010	10.3870	11.4331	0
	08	2009	8.5681	10.3870	0

Fidelity Freedom 2015 Portfolio, Service Class 2	01	2018	17.5087	16.3594	93,938
	01	2017	15.4592	17.5087	123,882
	01	2016	14.8430	15.4592	143,882
	01	2015	15.1227	14.8430	264,143
	01	2014	14.6759	15.1227	318,311
	01	2013	13.0378	14.6759	356,991
	01	2012	11.8112	13.0378	398,802
	01	2011	12.0346	11.8112	474,181
	01	2010	10.8162	12.0346	475,793
	01	2009	8.7698	10.8162	427,432

	02	2018	17.0819	15.9284	43,988
	02	2017	15.1127	17.0819	45,984

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	14.5397	15.1127	76,123
	02	2015	14.8438	14.5397	92,339
	02	2014	14.4345	14.8438	96,890
	02	2013	12.8494	14.4345	113,774
	02	2012	11.6642	12.8494	160,175
	02	2011	11.9090	11.6642	167,439
	02	2010	10.7250	11.9090	163,783
	02	2009	8.7136	10.7250	171,071

	03	2018	16.9768	15.8225	0
	03	2017	15.0272	16.9768	0
	03	2016	14.4648	15.0272	704
	03	2015	14.7748	14.4648	709
	03	2014	14.3747	14.7748	716
	03	2013	12.8027	14.3747	717
	03	2012	11.6278	12.8027	715
	03	2011	11.8778	11.6278	723
	03	2010	10.7023	11.8778	737
	03	2009	8.6995	10.7023	125

	04	2018	16.6648	15.5081	12,494
	04	2017	14.7732	16.6648	12,770
	04	2016	14.2421	14.7732	16,621
	04	2015	14.5695	14.2421	16,925
	04	2014	14.1966	14.5695	31,269
	04	2013	12.6633	14.1966	61,192
	04	2012	11.5189	12.6633	63,696
	04	2011	11.7845	11.5189	65,371
	04	2010	10.6344	11.7845	74,574
	04	2009	8.6576	10.6344	35,519

	05	2018	16.5620	15.4045	0
	05	2017	14.6897	16.5620	0
	05	2016	14.1687	14.6897	0
	05	2015	14.5019	14.1687	0
	05	2014	14.1378	14.5019	0
	05	2013	12.6173	14.1378	0
	05	2012	11.4829	12.6173	0
	05	2011	11.7536	11.4829	0
	05	2010	10.6119	11.7536	0
	05	2009	8.6436	10.6119	0

	06	2018	16.2570	15.0981	0
	06	2017	14.4408	16.2570	0
	06	2016	13.9500	14.4408	0
	06	2015	14.2998	13.9500	0
	06	2014	13.9622	14.2998	0
	06	2013	12.4797	13.9622	0
	06	2012	11.3751	12.4797	0
	06	2011	11.6610	11.3751	0
	06	2010	10.5445	11.6610	0
	06	2009	8.6018	10.5445	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2018	16.1563	14.9969	0
	07	2017	14.3586	16.1563	0
	07	2016	13.8777	14.3586	0
	07	2015	14.2329	13.8777	0
	07	2014	13.9040	14.2329	0
	07	2013	12.4340	13.9040	0
	07	2012	11.3393	12.4340	0
	07	2011	11.6302	11.3393	0
	07	2010	10.5220	11.6302	0
	07	2009	8.5879	10.5220	0

	08	2018	15.7596	14.5990	0
	08	2017	14.0344	15.7596	0
	08	2016	13.5921	14.0344	0
	08	2015	13.9686	13.5921	0
	08	2014	13.6737	13.9686	0
	08	2013	12.2530	13.6737	0
	08	2012	11.1972	12.2530	0
	08	2011	11.5080	11.1972	0
	08	2010	10.4327	11.5080	0
	08	2009	8.5324	10.4327	0

Fidelity Freedom 2020 Portfolio, Service Class 2	01	2018	17.7826	16.4756	269,074
	01	2017	15.5038	17.7826	321,242
	01	2016	14.8540	15.5038	409,398
	01	2015	15.1267	14.8540	497,882
	01	2014	14.6600	15.1267	546,460
	01	2013	12.8513	14.6600	763,346
	01	2012	11.5221	12.8513	791,008
	01	2011	11.8263	11.5221	842,406
	01	2010	10.4856	11.8263	876,946
	01	2009	8.2685	10.4856	827,577

	02	2018	17.3490	16.0415	38,527
	02	2017	15.1561	17.3490	41,706
	02	2016	14.5504	15.1561	43,562
	02	2015	14.8477	14.5504	68,465
	02	2014	14.4188	14.8477	70,904
	02	2013	12.6656	14.4188	81,204
	02	2012	11.3787	12.6656	95,853
	02	2011	11.7028	11.3787	95,480
	02	2010	10.3972	11.7028	102,882
	02	2009	8.2155	10.3972	113,298

	03	2018	17.2424	15.9349	4,085
	03	2017	15.0705	17.2424	4,088
	03	2016	14.4756	15.0705	6,073
	03	2015	14.7787	14.4756	6,108
	03	2014	14.3592	14.7787	6,142
	03	2013	12.6196	14.3592	6,607
	03	2012	11.3432	12.6196	6,692
	03	2011	11.6722	11.3432	6,804

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2010	10.3752	11.6722	6,836
	03	2009	8.2023	10.3752	5,162

	04	2018	16.9254	15.6182	19,275
	04	2017	14.8157	16.9254	20,456
	04	2016	14.2526	14.8157	22,243
	04	2015	14.5733	14.2526	26,107
	04	2014	14.1812	14.5733	26,619
	04	2013	12.4822	14.1812	27,671
	04	2012	11.2369	12.4822	27,497
	04	2011	11.5804	11.2369	28,079
	04	2010	10.3093	11.5804	48,573
	04	2009	8.1627	10.3093	59,079

	05	2018	16.8210	15.5138	0
	05	2017	14.7319	16.8210	0
	05	2016	14.1792	14.7319	0
	05	2015	14.5056	14.1792	0
	05	2014	14.1225	14.5056	0
	05	2013	12.4368	14.1225	0
	05	2012	11.2018	12.4368	0
	05	2015	11.2018	14.1792	0
	05	2011	11.5501	11.2018	0
	05	2010	10.2875	11.5501	0
	05	2009	8.1495	10.2875	0

	06	2018	16.5113	15.2053	0
	06	2017	14.4824	16.5113	0
	06	2016	13.9603	14.4824	0
	06	2015	14.3036	13.9603	0
	06	2014	13.9472	14.3036	0
	06	2013	12.3012	13.9472	0
	06	2012	11.0966	12.3012	0
	06	2011	11.4591	11.0966	0
	06	2010	10.2222	11.4591	5,042
	06	2009	8.1101	10.2222	5,046

	07	2018	16.4090	15.1034	0
	07	2017	14.3999	16.4090	0
	07	2016	13.8879	14.3999	0
	07	2015	14.2367	13.8879	0
	07	2014	13.8890	14.2367	0
	07	2013	12.2561	13.8890	0
	07	2012	11.0617	12.2561	0
	07	2011	11.4289	11.0617	0
	07	2010	10.2004	11.4289	0
	07	2009	8.0970	10.2004	0

	08	2018	16.0061	14.7026	0
	08	2017	14.0748	16.0061	0
	08	2016	13.6021	14.0748	0
	08	2015	13.9722	13.6021	0
	08	2014	13.6589	13.9722	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2013	12.0777	13.6589	0
	08	2012	10.9231	12.0777	0
	08	2011	11.3087	10.9231	0
	08	2010	10.1137	11.3087	0
	08	2009	8.0446	10.1137	0

Fidelity Mid Cap Portfolio, Service Class 2	01	2018	21.6620	18.2120	738,826
	01	2017	18.2160	21.6620	845,037
	01	2016	16.4982	18.2160	1,083,637
	01	2015	17.0009	16.4982	1,331,648
	01	2014	16.2532	17.0009	1,561,288
	01	2013	12.1260	16.2532	1,825,184
	01	2012	10.7302	12.1260	2,231,957
	01	2011	12.2009	10.7302	2,470,342
	01	2010	9.6193	12.2009	2,391,420
	01	2009	6.9773	9.6193	2,326,167

	02	2018	21.1916	17.7805	193,056
	02	2017	17.8562	21.1916	210,429
	02	2016	16.2052	17.8562	263,710
	02	2015	16.7329	16.2052	323,606
	02	2014	16.0295	16.7329	379,299
	02	2013	11.9833	16.0295	460,814
	02	2012	10.6256	11.9833	576,453
	02	2011	12.1065	10.6256	658,844
	02	2010	9.5643	12.1065	664,338
	02	2009	6.9515	9.5643	766,815

	03	2018	21.0756	17.6743	15,097
	03	2017	17.7674	21.0756	15,027
	03	2016	16.1327	17.7674	18,225
	03	2015	16.6665	16.1327	28,966
	03	2014	15.9740	16.6665	34,181
	03	2013	11.9479	15.9740	37,726
	03	2012	10.5996	11.9479	35,771
	03	2011	12.0830	10.5996	39,287
	03	2010	9.5506	12.0830	45,121
	03	2009	6.9450	9.5506	59,345

	04	2018	20.7306	17.3586	127,295
	04	2017	17.5029	20.7306	146,080
	04	2016	15.9168	17.5029	175,156
	04	2015	16.4685	15.9168	207,821
	04	2014	15.8084	16.4685	236,843
	04	2013	11.8421	15.8084	294,725
	04	2012	10.5218	11.8421	351,279
	04	2011	12.0126	10.5218	440,821
	04	2010	9.5094	12.0126	553,243
	04	2009	6.9257	9.5094	441,757

	05	2018	20.6169	17.2544	497
	05	2017	17.4158	20.6169	500
	05	2016	15.8457	17.4158	508

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	16.4032	15.8457	518
	05	2014	15.7537	16.4032	525
	05	2013	11.8071	15.7537	442
	05	2012	10.4961	11.8071	442
	05	2011	11.9893	10.4961	546
	05	2010	9.4958	11.9893	549
	05	2009	6.9192	9.4958	0

	06	2018	20.2787	16.9458	0
	06	2017	17.1558	20.2787	0
	06	2016	15.6331	17.1558	0
	06	2015	16.2079	15.6331	0
	06	2014	15.5900	16.2079	0
	06	2013	11.7023	15.5900	0
	06	2012	10.4189	11.7023	0
	06	2011	11.9193	10.4189	0
	06	2010	9.4548	11.9193	0
	06	2009	6.8999	9.4548	0

	07	2018	21.1670	16.8439	0
	07	2017	17.0699	20.1670	0
	07	2016	15.5627	17.0699	0
	07	2015	16.1433	15.5627	0
	07	2014	15.5357	16.1433	0
	07	2013	11.6675	15.5357	0
	07	2012	10.3933	11.6675	378
	07	2011	11.8961	10.3933	510
	07	2010	9.4411	11.8961	4,120
	07	2009	6.8935	9.4411	6,404

	08	2018	19.7258	16.4419	0
	08	2017	16.7303	19.7258	0
	08	2016	15.2843	16.7303	0
	08	2015	15.8869	15.2843	0
	08	2014	15.3202	15.8869	0
	08	2013	11.5292	15.3202	95
	08	2012	10.2912	11.5292	116
	08	2011	11.8033	10.2912	124
	08	2010	9.3867	11.8033	172
	08	2009	6.8677	9.3867	216

First Eagle Overseas Variable Fund	01	2018	16.0186	14.1346	3,402,937
	01	2017	14.1713	16.0186	3,960,386
	01	2016	13.6590	14.1713	5,085,844
	01	2015	13.5956	13.6590	5,784,299
	01	2014	13.9527	13.5956	6,565,511
	01	2013	12.4891	13.9527	6,922,340
	01	2012	11.0258	12.4891	7,382,700
	01	2011	11.9271	11.0258	8,035,316
	01	2010	10.1454	11.9271	7,898,322
	01	2009	8.5521	10.1454	5,845,209

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	15.6708	13.7998	592,396
	02	2017	13.8914	15.6708	639,539
	02	2016	13.4164	13.8914	766,329
	02	2015	13.3812	13.4164	950,139
	02	2014	13.7606	13.3812	1,088,880
	02	2013	12.3422	13.7606	1,129,323
	02	2012	10.9183	12.3422	1,139,566
	02	2011	11.8349	10.9183	1,289,012
	02	2010	10.0874	11.8349	1,390,271
	02	2009	8.5204	10.0874	1,393,974

	03	2018	15.5850	13.7173	15,619
	03	2017	13.8222	15.5850	15,379
	03	2016	13.3564	13.8222	24,262
	03	2015	13.3282	13.3564	34,014
	03	2014	13.7130	13.3282	35,538
	03	2013	12.3057	13.7130	34,813
	03	2012	10.8916	12.3057	38,744
	03	2011	11.8119	10.8916	42,717
	03	2010	10.0729	11.8119	50,949
	03	2009	8.5125	10.0729	49,166

	04	2018	15.3299	13.4724	291,158
	04	2017	13.6165	15.3299	361,627
	04	2016	13.1777	13.6165	452,471
	04	2015	13.1699	13.1777	484,919
	04	2014	13.5709	13.1699	611,383
	04	2013	12.1968	13.5709	666,083
	04	2012	10.8117	12.1968	778,350
	04	2011	11.7431	10.8117	963,922
	04	2010	10.0295	11.7431	925,724
	04	2009	8.4888	10.0295	431,880

	05	2018	15.2458	13.3915	0
	05	2017	13.5488	15.2458	0
	05	2016	13.1188	13.5488	0
	05	2015	13.1177	13.1188	0
	05	2014	13.5239	13.1177	0
	05	2013	12.1608	13.5239	0
	05	2012	10.7853	12.1608	67
	05	2011	11.7204	10.7853	0
	05	2010	10.0152	11.7204	0
	05	2009	8.4809	10.0152	0

	06	2018	14.9958	13.1520	0
	06	2017	13.3466	14.9958	0
	06	2016	12.9428	13.3466	0
	06	2015	12.9615	12.9428	0
	06	2014	13.3834	12.9615	0
	06	2013	12.0528	13.3834	0
	06	2012	10.7060	12.0528	0
	06	2011	11.6520	10.7060	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2010	9.9719	11.6520	0
	06	2009	8.4573	9.9719	0

	07	2018	14.9131	13.0729	0
	07	2017	13.2797	14.9131	0
	07	2016	12.8845	13.2797	0
	07	2015	12.9098	12.8845	0
	07	2014	13.3368	12.9098	0
	07	2013	12.0169	13.3368	0
	07	2012	10.6796	12.0169	532
	07	2011	11.6292	10.6796	546
	07	2010	9.9575	11.6292	529
	07	2009	8.4493	9.9575	550

	08	2018	14.5869	12.7610	0
	08	2017	13.0155	14.5869	0
	08	2016	12.6541	13.0155	0
	08	2015	12.7048	12.6541	0
	08	2014	13.1519	12.7048	0
	08	2013	11.8746	13.1519	0
	08	2012	10.5748	11.8746	0
	08	2011	11.5386	10.5748	0
	08	2010	9.9001	11.5386	0
	08	2009	8.4178	9.9001	0

Franklin Allocation VIP Fund, Class 2	01	2018	15.4036	13.7288	482,998
	01	2017	13.9431	15.4036	584,551
	01	2016	12.4880	13.9431	683,000
	01	2015	13.4975	12.4880	887,756
	01	2014	13.3033	13.4975	977,507
	01	2013	10.8954	13.3033	1,055,136
	01	2012	9.5769	10.8954	1,157,182
	01	2011	9.8597	9.5769	1,216,617
	01	2010	9.0650	9.8597	1,412,366
	01	2009	7.0549	9.0650	1,505,045

	02	2018	15.1002	13.4313	77,439
	02	2017	13.6960	15.1002	79,224
	02	2016	12.2915	13.6960	104,899
	02	2015	13.3122	12.2915	134,129
	02	2014	13.1473	13.3122	156,043
	02	2013	10.7895	13.1473	152,532
	02	2012	9.5031	10.7895	162,498
	02	2011	9.8036	9.5031	202,779
	02	2010	9.0318	9.8036	233,362
	02	2009	7.0432	9.0318	253,445

	03	2018	15.0253	13.3580	1,515
	03	2017	13.6349	15.0253	1,504
	03	2016	12.2429	13.6349	2,222
	03	2015	13.2662	12.2429	17,826
	03	2014	13.1086	13.2662	17,826

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2013	10.7632	13.1086	20,665
	03	2012	9.4848	10.7632	21,171
	03	2011	9.7896	9.4848	21,555
	03	2010	9.0235	9.7896	21,630
	03	2009	7.0403	9.0235	21,431

	04	2018	14.8022	13.1397	14,767
	04	2017	13.4527	14.8022	15,869
	04	2016	12.0978	13.4527	14,087
	04	2015	13.1290	12.0978	33,893
	04	2014	12.9928	13.1290	57,753
	04	2013	10.6844	12.9928	65,528
	04	2012	9.4298	10.6844	69,136
	04	2011	9.7477	9.4298	73,796
	04	2010	8.9985	9.7477	75,838
	04	2009	7.0316	8.9985	110,920

	05	2018	14.7286	13.0676	0
	05	2017	13.3927	14.7286	0
	05	2016	12.0499	13.3927	0
	05	2015	13.0837	12.0499	0
	05	2014	12.9545	13.0837	0
	05	2013	10.6583	12.9545	0
	05	2012	9.4116	10.6583	0
	05	2011	9.7338	9.4116	0
	05	2010	8.9903	9.7338	0
	05	2009	7.0287	8.9903	0

	06	2018	14.5096	12.8539	0
	06	2017	13.2134	14.5096	0
	06	2016	11.9067	13.2134	0
	06	2015	12.9480	11.9067	0
	06	2014	12.8399	12.9480	0
	06	2013	10.5801	12.8399	0
	06	2012	9.3569	10.5801	0
	06	2011	9.6921	9.3569	0
	06	2010	8.9654	9.6921	0
	06	2009	7.0200	8.9654	0

	07	2018	14.4371	12.7832	0
	07	2017	13.1540	14.4371	0
	07	2016	11.8593	13.1540	0
	07	2015	12.9030	11.8593	0
	07	2014	12.8018	12.9030	0
	07	2013	10.5541	12.8018	1,085
	07	2012	9.3387	10.5541	1,379
	07	2011	9.6782	9.3387	1,538
	07	2010	8.9571	9.6782	3,075
	07	2009	7.0171	8.9571	0

	08	2018	14.1507	12.5041	0
	08	2017	12.9191	14.1507	0
	08	2016	11.6913	12.9191	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	12.7245	11.6913	0
	08	2014	12.6505	12.7245	0
	08	2013	10.4508	12.6505	0
	08	2012	9.2663	10.4508	0
	08	2011	9.6227	9.2663	0
	08	2010	8.9240	9.6227	0
	08	2009	7.0054	8.9240	0

Franklin Income VIP Fund, Class 2	01	2018	15.3014	14.4445	775,938
	01	2017	14.1418	15.3014	992,895
	01	2016	12.5723	14.1418	1,299,911
	01	2015	13.7116	12.5723	1,516,348
	01	2014	13.2860	13.7116	1,750,829
	01	2013	11.8199	13.2860	1,913,554
	01	2012	10.6367	11.8199	2,087,310
	01	2011	10.5309	10.6367	2,108,656
	01	2010	9.4743	10.5309	2,068,419
	01	2009	7.0827	9.4743	1,472,403

	02	2018	14.9691	14.1024	132,030
	02	2017	13.8625	14.9691	145,950
	02	2016	12.3490	13.8625	164,458
	02	2015	13.4955	12.3490	216,490
	02	2014	13.1031	13.4955	288,990
	02	2013	11.6809	13.1031	323,417
	02	2012	10.5331	11.6809	443,829
	02	2011	10.4494	10.5331	280,966
	02	2010	9.4201	10.4494	303,902
	02	2009	7.0565	9.4201	297,094

	03	2018	14.8872	14.0182	2,491
	03	2017	13.7936	14.8872	3,438
	03	2016	12.2938	13.7936	3,950
	03	2015	13.4420	12.2938	6,795
	03	2014	13.0578	13.4420	10,947
	03	2013	11.6464	13.0578	6,908
	03	2012	10.5073	11.6464	12,183
	03	2011	10.4291	10.5073	12,363
	03	2010	9.4065	10.4291	18,514
	03	2009	7.0500	9.4065	19,204

	04	2018	14.6435	13.7678	167,694
	04	2017	13.5882	14.6435	210,404
	04	2016	12.1293	13.5882	255,891
	04	2015	13.2823	12.1293	269,524
	04	2014	12.9224	13.2823	299,452
	04	2013	11.5433	12.9224	313,723
	04	2012	10.4303	11.5433	340,296
	04	2011	10.3684	10.4303	338,302
	04	2010	9.3661	10.3684	315,481
	04	2009	7.0303	9.3661	178,799

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2018	14.5631	13.6851	0
	05	2017	13.5206	14.5631	0
	05	2016	12.0750	13.5206	0
	05	2015	13.2296	12.0750	0
	05	2014	12.8777	13.2296	0
	05	2013	11.5092	12.8777	0
	05	2012	10.4047	11.5092	0
	05	2011	10.3483	10.4047	0
	05	2010	9.3526	10.3483	0
	05	2009	7.0238	9.3526	0

	06	2018	14.3243	13.4405	0
	06	2017	13.3189	14.3243	0
	06	2016	11.9131	13.3189	0
	06	2015	13.0722	11.9131	0
	06	2014	12.7439	13.0722	0
	06	2013	11.4070	12.7439	0
	06	2012	10.3282	11.4070	0
	06	2011	10.2879	10.3282	0
	06	2010	9.3123	10.2879	0
	06	2009	7.0042	9.3123	0

	07	2018	14.2454	13.3596	0
	07	2017	13.2521	14.2454	0
	07	2016	11.8594	13.2521	0
	07	2015	13.0200	11.8594	0
	07	2014	12.6995	13.0200	0
	07	2013	11.3731	12.6995	240
	07	2012	10.3028	11.3731	287
	07	2011	10.2678	10.3028	0
	07	2010	9.2988	10.2678	1,078
	07	2009	6.9976	9.2988	1,069

	08	2018	13.9338	13.0407	0
	08	2017	12.9985	13.9338	0
	08	2016	11.6473	12.9985	0
	08	2015	12.8133	11.6473	0
	08	2014	12.5235	12.8133	0
	08	2013	11.2384	12.5235	0
	08	2012	10.2017	11.2384	0
	08	2011	10.1878	10.2017	0
	08	2010	9.2452	10.1878	0
	08	2009	6.9715	9.2452	0

Franklin Mutual Shares VIP Funds, Class 2	01	2018	25.8566	23.1939	950,422
	01	2017	24.1895	25.8566	1,125,635
	01	2016	21.1278	24.1895	1,481,700
	01	2015	22.5291	21.1278	1,940,289
	01	2014	21.3191	22.5291	2,157,545
	01	2013	16.8490	21.3191	2,411,726
	01	2012	14.9511	16.8490	2,758,550
	01	2011	15.3149	14.9511	3,034,907

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2010	13.9614	15.3149	3,248,143
	01	2009	11.2278	13.9614	3,141,095

	02	2018	25.0610	22.4349	302,535
	02	2017	23.4922	25.0610	336,897
	02	2016	20.5605	23.4922	370,286
	02	2015	21.9687	20.5605	495,738
	02	2014	20.8310	21.9687	560,528
	02	2013	16.4967	20.8310	627,345
	02	2012	14.6684	16.4967	722,789
	02	2011	15.0558	14.6684	809,745
	02	2010	13.7530	15.0558	906,199
	02	2009	11.0827	13.7530	953,621

	03	2018	24.8659	22.2490	7,770
	03	2017	23.3211	24.8659	8,499
	03	2016	20.4210	23.3211	12,112
	03	2015	21.8308	20.4210	19,474
	03	2014	20.7107	21.8308	17,938
	03	2013	16.4098	20.7107	18,885
	03	2012	14.5985	16.4098	23,223
	03	2011	14.9917	14.5985	24,939
	03	2010	13.7014	14.9917	31,772
	03	2009	11.0467	13.7014	30,791

	04	2018	24.2883	21.6993	81,209
	04	2017	22.8138	24.2883	96,246
	04	2016	20.0073	22.8138	106,853
	04	2015	21.4212	20.0073	127,740
	04	2014	20.3532	21.4212	135,678
	04	2013	16.1510	20.3532	163,855
	04	2012	14.3904	16.1510	189,837
	04	2011	14.8005	14.3904	251,195
	04	2010	13.5473	14.8005	271,684
	04	2009	10.9391	13.5473	274,512

	05	2018	24.0990	21.5190	361
	05	2017	22.6475	24.0990	363
	05	2016	19.8716	22.6475	350
	05	2015	21.2867	19.8716	1,197
	05	2014	20.2356	21.2867	1,761
	05	2013	16.0659	20.2356	3,392
	05	2012	14.3219	16.0659	3,548
	05	2011	14.7374	14.3219	4,513
	05	2010	13.4965	14.7374	4,535
	05	2009	10.9036	13.4965	4,596

	06	2018	23.5382	20.9866	1,499
	06	2017	22.1538	23.5382	1,498
	06	2016	19.4681	22.1538	1,463
	06	2015	20.8864	19.4681	1,522
	06	2014	19.8855	20.8864	1,511
	06	2013	15.8121	19.8855	1,585

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2012	14.1173	15.8121	1,680
	06	2011	14.5491	14.1173	2,373
	06	2010	13.3444	14.5491	4,593
	06	2009	10.7972	13.3444	9,127

	07	2018	22.0698	19.6674	551
	07	2017	20.7822	22.0698	532
	07	2016	18.2721	20.7822	517
	07	2015	19.6133	18.2721	574
	07	2014	18.6830	19.6133	543
	07	2013	14.8635	18.6830	563
	07	2012	13.2772	14.8635	645
	07	2011	13.6903	13.2772	711
	07	2010	12.5631	13.6903	1,913
	07	2009	10.1703	12.5631	2,047

	08	2018	21.4194	19.0489	0
	08	2017	20.2105	21.4194	0
	08	2016	17.8058	20.2105	0
	08	2015	19.1519	17.8058	0
	08	2014	18.2808	19.1519	0
	08	2013	14.5733	18.2808	0
	08	2012	13.0447	14.5733	0
	08	2011	13.4780	13.0447	0
	08	2010	12.3936	13.4780	0
	08	2009	10.0536	12.3936	0

Franklin Small Cap Value VIP Fund, Class 2	01	2018	40.0533	34.4232	122,257
	01	2017	36.6906	40.0533	148,665
	01	2016	28.5685	36.6906	196,406
	01	2015	31.2693	28.5685	259,849
	01	2014	31.5173	31.2693	256,240
	01	2013	23.4504	31.5173	257,058
	01	2012	20.0806	23.4504	305,234
	01	2011	21.1501	20.0806	350,675
	01	2010	16.7204	21.1501	370,738
	01	2009	13.1231	16.7204	322,026

	02	2018	38.8206	33.2965	25,656
	02	2017	35.6328	38.8206	30,813
	02	2016	27.8012	35.6328	38,507
	02	2015	30.4913	27.8012	45,364
	02	2014	30.7956	30.4913	61,605
	02	2013	22.9599	30.7956	72,989
	02	2012	19.7007	22.9599	87,163
	02	2011	20.7921	19.7007	100,010
	02	2010	16.4708	20.7921	134,080
	02	2009	12.9534	16.4708	162,496

	03	2018	38.5184	33.0207	2,456
	03	2017	35.3732	38.5184	2,457
	03	2016	27.6126	35.3732	3,377

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	30.2999	27.6126	7,629
	03	2014	30.6178	30.2999	6,970
	03	2013	22.8390	30.6178	7,062
	03	2012	19.6069	22.8390	4,304
	03	2011	20.7036	19.6069	4,820
	03	2010	16.4090	20.7036	4,949
	03	2009	12.9113	16.4090	5,768

	04	2018	37.6239	32.2049	27,841
	04	2017	34.6038	37.6239	37,622
	04	2016	27.0532	34.6038	44,490
	04	2015	29.7314	27.0532	57,686
	04	2014	30.0893	29.7314	52,363
	04	2013	22.4790	30.0893	57,751
	04	2012	19.3274	22.4790	63,486
	04	2011	20.4396	19.3274	79,112
	04	2010	16.2245	20.4396	100,133
	04	2009	12.7857	16.2245	93,009

	05	2018	37.3305	31.9371	162
	05	2017	34.3516	37.3305	155
	05	2016	26.8697	34.3516	251
	05	2015	29.5447	26.8697	977
	05	2014	29.9155	29.5447	971
	05	2013	22.3604	29.9155	1,693
	05	2012	19.2354	22.3604	1,812
	05	2011	20.3526	19.2354	1,897
	05	2010	16.1635	20.3526	1,892
	05	2009	12.7441	16.1635	2,091

	06	2018	36.4618	31.1470	2,862
	06	2017	33.6026	36.4618	4,671
	06	2016	26.3240	33.6026	4,599
	06	2015	28.9891	26.3240	4,768
	06	2014	29.3978	28.9891	4,710
	06	2013	22.0071	29.3978	9,631
	06	2012	18.9605	22.0071	7,747
	06	2011	20.0924	18.9605	8,060
	06	2010	15.9813	20.0924	8,540
	06	2009	12.6198	15.9813	12,453

	07	2018	33.7132	28.7844	0
	07	2017	31.0852	33.7132	0
	07	2016	24.3644	31.0852	0
	07	2015	26.8447	24.3644	0
	07	2014	27.2372	26.8447	0
	07	2013	20.4001	27.2372	0
	07	2012	17.5850	20.4001	0
	07	2011	18.6443	17.5850	400
	07	2010	14.8370	18.6443	381
	07	2009	11.7222	14.8370	428

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	32.7195	27.8792	0
	08	2017	30.2300	32.7195	0
	08	2016	23.7425	30.2300	0
	08	2015	26.2131	23.7425	0
	08	2014	26.6508	26.2131	0
	08	2013	20.0017	26.6508	0
	08	2012	17.2770	20.0017	0
	08	2011	18.3552	17.2770	0
	08	2010	14.6369	18.3552	0
	08	2009	11.5877	14.6369	0

Franklin Strategic Income VIP Fund, Class 2	01	2018	14.7925	14.2807	148,784
	01	2017	13.3403	14.7925	193,283
	01	2016	13.4673	13.3403	280,840
	01	2015	14.2011	13.4673	323,423
	01	2014	14.1324	14.2011	355,163
	01	2013	13.8660	14.1324	409,954
	01	2012	12.4669	13.8660	424,355
	01	2011	12.3199	12.4669	441,655
	01	2010	11.2596	12.3199	462,783
	01	2009	9.0765	11.2596	338,179

	02	2018	14.4713	14.2807	45,258
	02	2017	14.0571	14.4713	41,523
	02	2016	13.2282	14.0571	34,347
	02	2015	13.9772	13.2282	56,536
	02	2014	13.9379	13.9772	74,141
	02	2013	13.7030	13.9379	70,320
	02	2012	12.3455	13.7030	80,447
	02	2011	12.2247	12.3455	96,721
	02	2010	11.1952	12.2247	105,519
	02	2009	9.0429	11.1952	97,483

	03	2018	14.3922	13.8592	683
	03	2017	13.9872	14.3922	1,390
	03	2016	13.1691	13.9872	1,847
	03	2015	13.9218	13.1691	1,437
	03	2014	13.8897	13.9218	1,528
	03	2013	13.6625	13.8897	1,873
	03	2012	12.3153	13.6625	1,625
	03	2011	12.2009	12.3153	3,742
	03	2010	11.1791	12.2009	4,604
	03	2009	9.0345	11.1791	1,496

	04	2018	14.1566	13.6117	53,598
	04	2017	13.7790	14.1566	58,624
	04	2016	12.9929	13.7790	65,091
	04	2015	13.7565	12.9929	74,928
	04	2014	13.7457	13.7565	87,848
	04	2013	13.5416	13.7457	97,592
	04	2012	12.2250	13.5416	135,446
	04	2011	12.1299	12.2250	133,196

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2010	11.1310	12.1299	133,980
	04	2009	9.0094	11.1310	56,829

	05	2018	14.0789	13.5300	0
	05	2017	13.7104	14.0789	0
	05	2016	12.9348	13.7104	0
	05	2015	13.7020	12.9348	0
	05	2014	13.6982	13.7020	0
	05	2013	13.5016	13.6982	0
	05	2012	12.1951	13.5016	0
	05	2011	12.1064	12.1951	0
	05	2010	11.1151	12.1064	0
	05	2009	9.0010	11.1151	0

	06	2018	13.8481	13.2882	0
	06	2017	13.5059	13.8481	0
	06	2016	12.7613	13.5059	0
	06	2015	13.5389	12.7613	0
	06	2014	13.5559	13.5389	0
	06	2013	13.3818	13.5559	0
	06	2012	12.1055	13.3818	0
	06	2011	12.0358	12.1055	0
	06	2010	11.0671	12.0358	0
	06	2009	8.9759	11.0671	1,632

	07	2018	13.7718	13.2083	827
	07	2017	13.4382	13.7718	851
	07	2016	12.7039	13.4382	811
	07	2015	13.4849	12.7039	813
	07	2014	13.5087	13.4849	796
	07	2013	13.3420	13.5087	767
	07	2012	12.0757	13.3420	941
	07	2011	12.0123	12.0757	1,053
	07	2010	11.0511	12.0123	1,467
	07	2009	8.9675	11.0511	3,783

	08	2018	13.4706	12.8931	0
	08	2017	13.1710	13.4706	0
	08	2016	12.4767	13.1710	0
	08	2015	13.2708	12.4767	0
	08	2014	13.3214	13.2708	0
	08	2013	13.1840	13.3214	0
	08	2012	11.9572	13.1840	0
	08	2011	11.9187	11.9572	0
	08	2010	10.9875	11.9187	0
	08	2009	8.9341	10.9875	0

Rational Trend Aggregation VA Fund	01	2018	14.5448	13.6922	20,899
	01	2017	14.9810	14.5448	30,842
	01	2016	14.1967	14.9810	43,863
	01	2015	14.8447	14.1967	53,964
	01	2014	13.6600	14.8447	87,993

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2013	11.5426	13.6600	120,385
	01	2012	10.4977	11.5426	128,925
	01	2011	9.9383	10.4977	141,131
	01	2010	8.7508	9.9383	122,970
	01	2009	7.0905	8.7508	90,148

	02	2018	14.2517	13.3892	3,891
	02	2017	14.7086	14.2517	4,838
	02	2016	13.9668	14.7086	76,102
	02	2015	14.6340	13.9668	9,163
	02	2014	13.4934	14.6340	9,852
	02	2013	11.4250	13.4934	12,482
	02	2012	10.4120	11.4250	12,392
	02	2011	9.8771	10.4120	12,875
	02	2010	8.7146	9.8771	15,523
	02	2009	7.0755	8.7146	16,010

	03	2018	14.1793	13.3144	0
	03	2017	14.6412	14.1793	0
	03	2016	13.9099	14.6412	0
	03	2015	14.5817	13.9099	0
	03	2014	13.4521	14.5817	0
	03	2013	11.3958	13.4521	0
	03	2012	10.3907	11.3958	0
	03	2011	9.8618	10.3907	0
	03	2010	8.7056	9.8618	0
	03	2009	7.0718	8.7056	0

	04	2018	13.9639	13.0923	8,747
	04	2017	14.4405	13.9639	12,399
	04	2016	13.7401	14.4405	12,314
	04	2015	14.4258	13.7401	19,779
	04	2014	13.3285	14.4258	26,812
	04	2013	11.3084	13.3285	28,159
	04	2012	10.3268	11.3084	30,595
	04	2011	9.8161	10.3268	32,380
	04	2010	8.6785	9.8161	36,303
	04	2009	7.0605	8.6785	15,267

	05	2018	13.8928	13.0189	0
	05	2017	14.3744	13.8928	0
	05	2016	13.6842	14.3744	0
	05	2015	14.3744	13.6842	0
	05	2014	13.2877	14.3744	0
	05	2013	11.2795	13.2877	0
	05	2012	10.3056	11.2795	0
	05	2011	9.8010	10.3056	0
	05	2010	8.6695	9.8010	0
	05	2009	7.0568	8.6695	0

	06	2018	13.6813	12.8014	0
	06	2017	14.1768	13.6813	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	13.5168	14.1768	0
	06	2015	14.2202	13.5168	0
	06	2014	13.1654	14.2202	0
	06	2013	11.1928	13.1654	0
	06	2012	10.2421	11.1928	0
	06	2011	9.7555	10.2421	0
	06	2010	8.6424	9.7555	0
	06	2009	7.0455	8.6424	0

	07	2018	13.6114	12.7296	0
	07	2017	14.1115	13.6114	0
	07	2016	13.4613	14.1115	0
	07	2015	14.1692	13.4613	0
	07	2014	13.1248	14.1692	0
	07	2013	11.1640	13.1248	0
	07	2012	10.2210	11.1640	0
	07	2011	9.7403	10.2210	0
	07	2010	8.6334	9.7403	0
	07	2009	7.0418	8.6334	0

	08	2018	13.3351	12.4458	0
	08	2017	13.8530	13.3351	0
	08	2016	13.2418	13.8530	0
	08	2015	13.9666	13.2418	0
	08	2014	12.9636	13.9666	0
	08	2013	11.0494	12.9636	0
	08	2012	10.1369	11.0494	0
	08	2011	9.6799	10.1369	0
	08	2010	8.5974	9.6799	0
	08	2009	7.0267	8.5974	0

Rational Insider Buying VA Fund	01	2018	17.2141	15.7616	23,914
	01	2017	14.8475	17.2141	32,256
	01	2016	13.5587	14.8475	48,516
	01	2015	14.8053	13.5587	65,791
	01	2014	15.3242	14.8053	99,400
	01	2013	11.7752	15.3242	122,790
	01	2012	9.7345	11.7752	150,636
	01	2011	9.9582	9.7345	174,845
	01	2010	7.7882	9.9582	169,510
	01	2009	5.9381	7.7882	99,981

	02	2018	16.8671	15.4127	4,197
	02	2017	14.5774	16.8671	5,096
	02	2016	13.3391	14.5774	7,203
	02	2015	14.5951	13.3391	10,112
	02	2014	15.1374	14.5951	10,521
	02	2013	11.6552	15.1374	9,571
	02	2012	9.6550	11.6552	11,025
	02	2011	9.8969	9.6550	13,395
	02	2010	7.7560	9.8969	14,547
	02	2009	5.9255	7.7560	16,719

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2018	16.7816	15.3268	0
	03	2017	14.5107	16.7816	0
	03	2016	13.2848	14.5107	0
	03	2015	14.5431	13.2848	0
	03	2014	15.0911	14.5431	0
	03	2013	11.6254	15.0911	0
	03	2012	9.6353	11.6254	0
	03	2011	9.8816	9.6353	0
	03	2010	7.7479	9.8816	0
	03	2009	5.9224	7.7479	0

	04	2018	16.5266	15.0710	8,744
	04	2017	14.3118	16.5266	11,576
	04	2016	13.1227	14.3118	14,346
	04	2015	14.3876	13.1227	20,654
	04	2014	14.9525	14.3876	23,501
	04	2013	11.5363	14.9525	16,762
	04	2012	9.5760	11.5363	20,238
	04	2011	9.8358	9.5760	23,176
	04	2010	7.7238	9.8358	21,707
	04	2009	5.9130	7.7238	13,810

	05	2018	16.4424	14.9865	0
	05	2017	14.2462	16.4424	0
	05	2016	13.0692	14.2462	0
	05	2015	14.3362	13.0692	0
	05	2014	14.9067	14.3362	0
	05	2013	11.5067	14.9067	0
	05	2012	9.5564	11.5067	0
	05	2011	9.8207	9.5564	0
	05	2010	7.7158	9.8207	0
	05	2009	5.9098	7.7158	0

	06	2018	16.1922	14.7362	0
	06	2017	14.0505	16.1922	0
	06	2016	12.9093	14.0505	0
	06	2015	14.1825	12.9093	0
	06	2014	14.7695	14.1825	0
	06	2013	11.4183	14.7695	0
	06	2012	9.4975	11.4183	0
	06	2011	9.7751	9.4975	0
	06	2010	7.6917	9.7751	0
	06	2009	5.9004	7.6917	0

	07	2018	16.1094	14.6534	0
	07	2017	13.9857	16.1094	0
	07	2016	12.8563	13.9857	0
	07	2015	14.1316	12.8563	0
	07	2014	14.7239	14.1316	0
	07	2013	11.3889	14.7239	0
	07	2012	9.4779	11.3889	0
	07	2011	9.7599	9.4779	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2010	7.6837	9.7599	0
	07	2009	5.8973	7.6837	0

	08	2018	15.7823	14.3267	0
	08	2017	13.7295	15.7823	0
	08	2016	12.6466	13.7295	0
	08	2015	13.9295	12.6466	0
	08	2014	14.5431	13.9295	0
	08	2013	11.2720	14.5431	0
	08	2012	9.4000	11.2720	0
	08	2011	9.6994	9.4000	0
	08	2010	7.6516	9.6994	0
	08	2009	5.8847	7.6516	0

Invesco V.I. Equity and Income Fund, Series II	01	2018	18.9599	16.8837	482,367
	01	2017	17.3480	18.9599	622,123
	01	2016	15.3136	17.3480	742,123
	01	2015	15.9351	15.3136	854,377
	01	2014	14.8511	15.9351	913,444
	01	2013	12.0545	14.8511	773,252
	01	2012	10.8733	12.0545	658,584
	01	2011	11.1670	10.8733	696,568
	01	2010	10.1041	11.1670	699,848
	01	2009	8.3619	10.1041	417,513

	02	2018	18.5865	16.5178	126,365
	02	2017	17.0405	18.5865	141,610
	02	2016	15.0727	17.0405	192,646
	02	2015	15.7163	15.0727	196,870
	02	2014	14.6770	15.7163	245,431
	02	2013	11.9373	14.6770	222,878
	02	2012	10.7896	11.9373	114,924
	02	2011	11.1034	10.7896	122,033
	02	2010	10.0670	11.1034	97,028
	02	2009	8.3481	10.0670	75,251

	03	2018	18.4943	16.4276	0
	03	2017	16.9645	18.4943	0
	03	2016	15.0130	16.9645	142
	03	2015	15.6620	15.0130	155
	03	2014	14.6337	15.6620	243
	03	2013	11.9082	14.6337	256
	03	2012	10.7688	11.9082	168
	03	2011	11.0876	10.7688	172
	03	2010	10.0577	11.0876	175
	03	2009	8.3447	10.0577	74

	04	2018	18.2197	16.1592	71,996
	04	2017	16.7378	18.2197	110,836
	04	2016	14.8351	16.7378	113,921
	04	2015	15.5000	14.8351	138,867
	04	2014	14.5045	15.5000	139,258
	04	2013	11.8210	14.5045	120,670

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2012	10.7063	11.8210	85,132
	04	2011	11.0401	10.7063	97,374
	04	2010	10.0300	11.0401	96,233
	04	2009	8.3343	10.0300	32,566

	05	2018	18.1291	16.0705	0
	05	2017	16.6632	18.1291	0
	05	2016	14.7764	16.6632	0
	05	2015	15.4465	14.7764	0
	05	2014	14.4618	15.4465	0
	05	2013	11.7922	14.4618	0
	05	2012	10.6857	11.7922	0
	05	2011	11.0244	10.6857	0
	05	2010	10.0207	11.0244	0
	05	2009	8.3309	10.0207	0

	06	2018	17.8596	15.8077	0
	06	2017	16.4400	17.8596	0
	06	2016	14.6008	16.4400	0
	06	2015	15.2864	14.6008	0
	06	2014	14.3337	15.2864	0
	06	2013	11.7057	14.3337	0
	06	2012	10.6236	11.7057	0
	06	2011	10.9771	10.6236	0
	06	2010	9.9930	10.9771	0
	06	2009	8.3206	9.9930	0

	07	2018	17.7703	15.7208	0
	07	2017	16.3622	17.7703	0
	07	2016	14.5426	16.3622	0
	07	2015	15.2332	14.5426	0
	07	2014	14.2912	15.2332	0
	07	2013	11.6769	14.2912	0
	07	2012	10.6029	11.6769	0
	07	2011	10.9613	10.6029	0
	07	2010	9.9837	10.9613	0
	07	2009	8.3171	9.9837	0

	08	2018	17.4179	15.3776	0
	08	2017	16.0740	17.4179	0
	08	2016	14.3123	16.0740	0
	08	2015	15.0226	14.3123	0
	08	2014	14.1224	15.0226	0
	08	2013	11.5626	14.1224	0
	08	2012	10.5207	11.5626	0
	08	2011	10.8986	10.5207	0
	08	2010	9.9468	10.8986	0
	08	2009	8.3033	9.9468	0

Invesco V.I. American Value Fund, Series II	01	2018	19.5512	16.8049	37,593
	01	2017	18.0681	19.5512	48,578
	01	2016	15.8962	18.0681	60,541

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2015	17.7776	15.8962	86,480
	01	2014	16.4608	17.7776	83,248
	01	2013	12.4585	16.4608	89,480
	01	2012	10.7878	12.4585	96,065
	01	2011	10.8455	10.7878	117,539
	01	2010	8.9979	10.8455	79,865
	01	2009	6.5544	8.9979	51,006

	02	2018	19.1660	16.4406	7,697
	02	2017	17.7477	19.1660	8,705
	02	2016	15.6461	17.7477	7,809
	02	2015	17.5334	15.6461	11,163
	02	2014	16.2676	17.5334	18,371
	02	2013	12.3373	16.2676	18,197
	02	2012	10.7047	12.3373	21,157
	02	2011	10.7837	10.7047	70,093
	02	2010	8.9649	10.7837	30,272
	02	2009	6.5435	8.9649	54,009

	03	2018	19.0709	16.3508	0
	03	2017	17.6685	19.0709	0
	03	2016	15.5842	17.6685	0
	03	2015	17.4729	15.5842	4,806
	03	2014	16.2197	17.4729	0
	03	2013	12.3072	16.2197	5,460
	03	2012	10.6840	12.3072	0
	03	2011	10.7684	10.6840	0
	03	2010	8.9566	10.7684	0
	03	2009	6.5408	8.9566	0

	04	2018	18.7878	16.0836	10,220
	04	2017	17.4325	18.7878	10,023
	04	2016	15.3995	17.4325	11,016
	04	2015	17.2922	15.3995	17,584
	04	2014	16.0765	17.2922	16,857
	04	2013	12.2171	16.0765	32,536
	04	2012	10.6221	12.2171	30,262
	04	2011	10.7223	10.6221	44,818
	04	2010	8.9319	10.7223	78,360
	04	2009	6.5327	8.9319	13,555

	05	2018	18.6944	15.9953	0
	05	2017	17.3547	18.6944	0
	05	2016	15.3385	17.3547	0
	05	2015	17.2325	15.3385	0
	05	2014	16.0291	17.2325	0
	05	2013	12.1873	16.0291	0
	05	2012	10.6015	12.1873	0
	05	2011	10.7070	10.6015	0
	05	2010	8.9236	10.7070	0
	05	2009	6.5300	8.9236	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	18.4164	15.7338	0
	06	2017	17.1223	18.4164	8,531
	06	2016	15.1563	17.1223	8,518
	06	2015	17.0539	15.1563	8,505
	06	2014	15.8872	17.0539	8,492
	06	2013	12.0979	15.8872	8,480
	06	2012	10.5399	12.0979	8,467
	06	2011	10.6610	10.5399	14,139
	06	2010	8.8989	10.6610	14,118
	06	2009	6.5219	8.8989	0

	07	2018	18.3244	15.6472	0
	07	2017	17.0453	18.3244	0
	07	2016	15.0959	17.0453	0
	07	2015	16.9946	15.0959	0
	07	2014	15.8401	16.9946	0
	07	2013	12.0682	15.8401	0
	07	2012	10.5194	12.0682	0
	07	2011	10.6457	10.5194	0
	07	2010	8.8907	10.6457	0
	07	2009	6.5192	8.8907	0

	08	2018	17.9608	15.3055	0
	08	2017	16.7409	17.9608	0
	08	2016	14.8566	16.7409	0
	08	2015	16.7595	14.8566	0
	08	2014	15.6529	16.7595	0
	08	2013	11.9499	15.6529	0
	08	2012	10.4378	11.9499	0
	08	2011	10.5847	10.4378	0
	08	2010	8.8578	10.5847	0
	08	2009	6.5084	8.8578	0

Invesco V.I. Comstock Fund, Series II	01	2018	18.3239	15.8403	222,980
	01	2017	15.7970	18.3239	278,719
	01	2016	13.6880	15.7970	334,424
	01	2015	14.7916	13.6880	443,035
	01	2014	13.7433	14.7916	447,799
	01	2013	10.2698	13.7433	442,222
	01	2012	8.7543	10.2698	441,702
	01	2011	9.0650	8.7543	484,985
	01	2010	7.9424	9.0650	472,727
	01	2009	6.2699	7.9424	385,188

	02	2018	17.9258	15.4650	46,535
	02	2017	15.4849	17.9258	44,351
	02	2016	13.4448	15.4849	120,768
	02	2015	14.5583	13.4448	84,579
	02	2014	13.5540	14.5583	114,614
	02	2013	10.1489	13.5540	144,520
	02	2012	8.6690	10.1489	85,988
	02	2011	8.9948	8.6690	109,967

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2010	7.8969	8.9948	128,719
	02	2009	6.2467	7.8969	121,219

	03	2018	17.8278	15.3726	13,782
	03	2017	15.4079	17.8278	13,065
	03	2016	13.3847	15.4079	13,209
	03	2015	14.5006	13.3847	15,367
	03	2014	13.5072	14.5006	16,139
	03	2013	10.1190	13.5072	17,793
	03	2012	8.6478	10.1190	1,157
	03	2011	8.9774	8.6478	1,226
	03	2010	7.8856	8.9774	1,264
	03	2009	6.2409	7.8856	1,089

	04	2018	17.5358	15.0980	42,986
	04	2017	15.1784	17.5358	45,854
	04	2016	13.2055	15.1784	47,420
	04	2015	14.3283	13.2055	60,599
	04	2014	13.3671	14.3283	61,982
	04	2013	10.0293	13.3671	73,954
	04	2012	8.5843	10.0293	56,549
	04	2011	8.9251	8.5843	49,894
	04	2010	7.8516	8.9251	50,498
	04	2009	6.2235	7.8516	39,276

	05	2018	17.4397	15.0073	0
	05	2017	15.1029	17.4397	0
	05	2016	13.1465	15.1029	0
	05	2015	14.2715	13.1465	0
	05	2014	13.3208	14.2715	0
	05	2013	9.9997	13.3208	0
	05	2012	8.5633	9.9997	81
	05	2011	8.9077	8.5633	0
	05	2010	7.8403	8.9077	0
	05	2009	6.2177	7.8403	0

	06	2018	17.1536	14.7389	0
	06	2017	14.8775	17.1536	0
	06	2016	12.9701	14.8775	0
	06	2015	14.1016	12.9701	0
	06	2014	13.1824	14.1016	0
	06	2013	9.9109	13.1824	0
	06	2012	8.5003	9.9109	0
	06	2011	8.8557	8.5003	0
	06	2010	7.8064	8.8557	0
	06	2009	6.2003	7.8064	0

	07	2018	17.0590	14.6502	0
	07	2017	14.8029	17.0590	0
	07	2016	12.9117	14.8029	0
	07	2015	14.0453	12.9117	0
	07	2014	13.1364	14.0453	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2013	9.8814	13.1364	0
	07	2012	8.4794	9.8814	0
	07	2011	8.8384	8.4794	0
	07	2010	7.7951	8.8384	0
	07	2009	6.1945	7.7951	0

	08	2018	16.6858	14.3006	0
	08	2017	14.5084	16.6858	0
	08	2016	12.6807	14.5084	0
	08	2015	13.8222	12.6807	0
	08	2014	12.9543	13.8222	0
	08	2013	9.7643	12.9543	0
	08	2012	8.3961	9.7643	0
	08	2011	8.7695	8.3961	0
	08	2010	7.7502	8.7695	0
	08	2009	6.1714	7.7502	0

Invesco V.I. International Growth Fund, Series II	01	2018	15.3295	12.8226	25,817
	01	2017	12.6609	15.3295	27,407
	01	2016	12.9242	12.6609	29,298
	01	2015	13.4530	12.9242	33,976
	01	2014	13.6248	13.4530	19,604
	01	2013	11.6337	13.6248	32,546
	01	2012	10.2327	11.6337	7,580
	01	2011	10.0000	10.2327	0

	02	2018	15.1356	12.6348	6,106
	02	2017	12.5258	15.1356	4,135
	02	2016	12.8123	12.5258	3,818
	02	2015	13.3636	12.8123	8,872
	02	2014	13.5618	13.3636	5,678
	02	2013	11.6034	13.5618	0
	02	2012	10.2269	11.6034	0
	02	2011	10.0000	10.2269	0

	03	2018	15.0875	12.5883	0
	03	2017	12.4923	15.0875	0
	03	2016	12.7845	12.4923	0
	03	2015	13.3413	12.7845	0
	03	2014	13.5461	13.3413	0
	03	2013	11.5959	13.5461	0
	03	2012	10.2255	11.5959	0
	03	2011	10.0000	10.2255	0

	04	2018	14.9438	12.4495	1,571
	04	2017	12.3920	14.9438	4,164
	04	2016	12.7012	12.3920	4,504
	04	2015	13.2747	12.7012	4,852
	04	2014	13.4990	13.2747	1,631
	04	2013	11.5732	13.4990	580
	04	2012	10.2211	11.5732	0
	04	2011	10.0000	10.2211	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2018	14.8961	12.4034	0
	05	2017	12.3588	14.8961	0
	05	2016	12.6736	12.3588	0
	05	2015	13.2525	12.6736	0
	05	2014	13.4834	13.2525	0
	05	2013	11.5656	13.4834	0
	05	2012	10.2197	11.5656	0
	05	2011	10.0000	10.2197	0

	06	2018	14.7541	12.2666	0
	06	2017	12.2593	14.7541	0
	06	2016	12.5908	12.2593	0
	06	2015	13.1861	12.5908	0
	06	2014	13.4363	13.1861	0
	06	2013	11.5429	13.4363	0
	06	2012	10.2153	11.5429	0
	06	2011	10.0000	10.2153	0

	07	2018	14.7068	12.2211	0
	07	2017	12.2262	14.7068	0
	07	2016	12.5633	12.2262	0
	07	2015	13.1640	12.5633	0
	07	2014	13.4207	13.1640	0
	07	2013	11.5353	13.4207	0
	07	2012	10.2138	11.5353	0
	07	2011	10.0000	10.2138	0

	08	2018	14.5195	12.0409	0
	08	2017	12.0948	14.5195	0
	08	2016	12.4537	12.0948	0
	08	2015	13.0760	12.4537	0
	08	2014	13.3582	13.0760	0
	08	2013	11.5051	13.3582	0
	08	2012	10.2080	11.5051	0
	08	2011	10.0000	10.2080	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2018	10.6050	10.4377	352,311
	01	2017	10.4057	10.6050	431,326
	01	2016	10.3579	10.4057	483,051
	01	2015	10.4097	10.3579	444,741
	01	2014	10.0773	10.4097	405,948
	01	2013	10.3961	10.0773	295,264
	01	2012	10.0308	10.3961	65,905
	01	2011	10.0000	10.0308	12,804

	02	2018	10.4708	10.2849	30,419
	02	2017	10.2946	10.4708	25,896
	02	2016	10.2682	10.2946	46,108
	02	2015	10.3405	10.2682	52,115
	02	2014	10.0307	10.3405	84,141
	02	2013	10.3690	10.0307	25,780

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2012	10.0251	10.3690	16,808
	02	2011	10.0000	10.0251	0

	03	2018	10.4375	10.2470	0
	03	2017	10.2671	10.4375	0
	03	2016	10.2460	10.2671	0
	03	2015	10.3233	10.2460	0
	03	2014	10.0191	10.3233	0
	03	2013	10.3623	10.0191	0
	03	2012	10.0236	10.3623	2,070
	03	2011	10.0000	10.0236	0

	04	2018	10.3381	10.1341	76,379
	04	2017	10.1846	10.3381	79,452
	04	2016	10.1792	10.1846	135,883
	04	2015	10.2717	10.1792	110,985
	04	2014	9.9842	10.2717	61,883
	04	2013	10.3420	9.9842	56,461
	04	2012	10.0194	10.3420	90,796
	04	2011	10.0000	10.0194	2,853

	05	2018	10.3051	10.0965	0
	05	2017	10.1573	10.3051	0
	05	2016	10.1571	10.1573	0
	05	2015	10.2546	10.1571	0
	05	2014	9.9726	10.2546	0
	05	2013	10.3352	9.9726	0
	05	2012	10.0180	10.3352	156
	05	2011	10.0000	10.0180	0

	06	2018	10.2069	9.9852	0
	06	2017	10.0756	10.2069	0
	06	2016	10.0907	10.0756	0
	06	2015	10.2032	10.0907	0
	06	2014	9.9379	10.2032	0
	06	2013	10.3150	9.9379	0
	06	2012	10.0137	10.3150	0
	06	2011	10.0000	10.0137	0

	07	2018	10.1742	9.9482	0
	07	2017	10.0484	10.1742	0
	07	2016	10.0687	10.0484	0
	07	2015	10.1861	10.0687	0
	07	2014	9.9263	10.1861	0
	07	2013	10.3082	9.9263	0
	07	2012	10.0122	10.3082	0
	07	2011	10.0000	10.0122	0

	08	2018	10.0446	9.8015	0
	08	2017	9.9405	10.0446	0
	08	2016	9.9809	9.9405	0
	08	2015	10.1179	9.9809	0
	08	2014	9.8800	10.1179	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2013	10.2812	9.8800	0
	08	2012	10.0065	10.2812	0
	08	2011	10.0000	10.0065	0

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2018	23.4426	21.6403	110,790
	01	2017	19.4698	23.4426	121,712
	01	2016	17.8294	19.4698	127,656
	01	2015	17.9675	17.8294	127,645
	01	2014	16.0317	17.9675	144,889
	01	2013	11.9582	16.0317	23,717
	01	2012	10.3366	11.9582	12,857
	01	2011	10.0000	10.3366	0

	02	2018	23.1461	21.3236	25,557
	02	2017	19.2621	23.1461	27,619
	02	2016	17.6751	19.2621	37,410
	02	2015	17.8482	17.6751	28,194
	02	2014	15.9576	17.8482	93,786
	02	2013	11.9271	15.9576	10,998
	02	2012	10.3307	11.9271	0
	02	2011	10.0000	10.3307	0

	03	2018	23.0726	21.2451	578
	03	2017	19.2105	23.0726	603
	03	2016	17.6367	19.2105	1,392
	03	2015	17.8185	17.6367	749
	03	2014	15.9391	17.8185	0
	03	2013	11.9193	15.9391	0
	03	2012	10.3292	11.9193	0
	03	2011	10.0000	10.3292	0

	04	2018	22.8529	21.0109	17,091
	04	2017	19.0563	22.8529	14,414
	04	2016	17.5218	19.0563	8,430
	04	2015	17.7294	17.5218	13,333
	04	2014	15.8837	17.7294	12,058
	04	2013	11.8960	15.8837	8,667
	04	2012	10.3248	11.8960	2,783
	04	2011	10.0000	10.3248	0

	05	2018	22.7801	20.9331	0
	05	2017	19.0053	22.7801	0
	05	2016	17.4838	19.0053	0
	05	2015	17.6999	17.4838	0
	05	2014	15.8653	17.6999	0
	05	2013	11.8882	15.8653	0
	05	2012	10.3234	11.8882	0
	05	2011	10.0000	10.3234	0

	06	2018	22.5629	20.7023	0
	06	2017	18.8523	22.5629	0
	06	2016	17.3696	18.8523	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	17.6113	17.3696	0
	06	2014	15.8100	17.6113	0
	06	2013	11.8649	15.8100	0
	06	2012	10.3189	11.8649	0
	06	2011	10.0000	10.3189	0

	07	2018	22.4907	20.6256	0
	07	2017	18.8015	22.4907	0
	07	2016	17.3316	18.8015	0
	07	2015	17.5817	17.3316	0
	07	2014	15.7916	17.5817	0
	07	2013	11.8571	15.7916	0
	07	2012	10.3175	11.8571	0
	07	2011	10.0000	10.3175	0

	08	2018	22.2042	20.3214	0
	08	2017	18.5996	22.2042	0
	08	2016	17.1805	18.5996	0
	08	2015	17.4641	17.1805	0
	08	2014	15.7180	17.4641	0
	08	2013	11.8260	15.7180	0
	08	2012	10.3116	11.8260	0
	08	2011	10.0000	10.3116	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2018	11.8349	9.5082	538,850
	01	2017	9.3846	11.8349	620,239
	01	2016	7.8764	9.3846	759,996
	01	2015	9.9872	7.8764	972,201
	01	2014	10.6162	9.9872	953,272
	01	2013	10.8970	10.6162	985,155
	01	2012	9.0510	10.8970	969,128
	01	2011	11.1886	9.0510	1,111,915
	01	2010	9.2437	11.1886	1,052,513
	01	2009	5.5167	9.2437	708,596

	02	2018	11.6018	9.3021	101,890
	02	2017	9.2812	11.6018	102,069
	02	2016	7.7524	9.2812	133,689
	02	2015	9.8500	7.7524	183,376
	02	2014	10.4916	9.8500	184,354
	02	2013	10.7910	10.4916	189,105
	02	2012	8.9813	10.7910	171,729
	02	2011	11.1250	8.9813	193,462
	02	2010	9.2097	11.1250	230,670
	02	2009	5.5076	9.2097	245,100

	03	2018	11.5442	9.2512	3,400
	03	2017	9.1771	11.5442	4,557
	03	2016	7.7217	9.1771	7,779
	03	2015	9.8160	7.7217	11,853
	03	2014	10.4607	9.8160	10,589

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2013	10.7647	10.4607	12,035
	03	2012	8.9639	10.7647	11,551
	03	2011	11.1091	8.9639	16,513
	03	2010	9.2012	11.1091	19,577
	03	2009	5.5054	9.2012	20,412

	04	2018	11.3728	9.1000	143,787
	04	2017	9.0544	11.3728	148,861
	04	2016	7.6301	9.0544	178,862
	04	2015	9.7144	7.6301	206,483
	04	2014	10.3683	9.7144	181,528
	04	2013	10.6859	10.3683	163,806
	04	2012	8.9120	10.6859	167,527
	04	2011	11.0616	8.9120	214,641
	04	2010	9.1758	11.0616	231,115
	04	2009	5.4985	9.1758	157,210

	05	2018	11.3162	9.0500	514
	05	2017	9.0140	11.3162	514
	05	2016	7.5999	9.0140	515
	05	2015	9.6809	7.5999	515
	05	2014	10.3378	9.6809	515
	05	2013	10.6598	10.3378	515
	05	2012	8.8948	10.6598	516
	05	2011	11.0458	8.8948	466
	05	2010	9.1674	11.0458	469
	05	2009	5.4963	9.1674	0

	06	2018	11.1479	8.9020	0
	06	2017	8.8933	11.1479	0
	06	2016	7.5096	8.8933	0
	06	2015	9.5805	7.5096	0
	06	2014	10.2462	9.5805	0
	06	2013	10.5816	10.2462	0
	06	2012	8.8431	10.5816	0
	06	2011	10.9984	8.8431	0
	06	2010	9.1420	10.9984	0
	06	2009	5.4894	9.1420	0

	07	2018	11.0922	8.8530	2,258
	07	2017	8.8533	11.0922	2,712
	07	2016	7.4796	8.8533	3,291
	07	2015	9.5472	7.4796	3,848
	07	2014	10.2158	9.5472	3,429
	07	2013	10.5556	10.2158	3,289
	07	2012	8.8259	10.5556	0
	07	2011	10.9826	8.8259	108
	07	2010	9.1335	10.9826	96
	07	2009	5.4871	9.1335	105

	08	2018	10.8721	8.6597	0
	08	2017	8.6951	10.8721	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	7.3610	8.6951	0
	08	2015	9.4151	7.3610	0
	08	2014	10.0951	9.4151	0
	08	2013	10.4522	10.0951	0
	08	2012	8.7574	10.4522	0
	08	2011	10.9197	8.7574	0
	08	2010	9.0997	10.9197	0
	08	2009	5.4780	9.0997	0

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2018	26.8886	24.3611	147,820
	01	2017	24.2103	26.8886	186,295
	01	2016	21.2032	24.2103	231,837
	01	2015	22.2599	21.2032	294,929
	01	2014	21.0605	22.2599	318,266
	01	2013	15.7254	21.0605	389,314
	01	2012	14.4163	15.7254	423,934
	01	2011	15.3001	14.4163	470,649
	01	2010	13.0301	15.3001	436,626
	01	2009	10.4850	13.0301	379,596

	02	2018	26.1323	23.6281	27,967
	02	2017	23.5766	26.1323	31,507
	02	2016	20.6902	23.5766	34,929
	02	2015	21.7654	20.6902	49,740
	02	2014	20.6345	21.7654	94,514
	02	2013	15.4386	20.6345	144,679
	02	2012	14.1822	15.4386	124,802
	02	2011	15.0822	14.1822	133,343
	02	2010	12.8706	15.0822	155,393
	02	2009	10.3777	12.8706	180,614

	03	2018	25.9465	23.4483	6,723
	03	2017	23.4206	25.9465	7,296
	03	2016	20.5637	23.4206	7,575
	03	2015	21.6434	20.5637	8,547
	03	2014	20.5293	21.6434	8,676
	03	2013	15.3677	20.5293	9,436
	03	2012	14.1243	15.3677	12,708
	03	2011	15.0282	14.1243	13,258
	03	2010	12.8310	15.0282	13,522
	03	2009	10.3510	12.8310	14,151

	04	2018	25.3959	22.9160	34,887
	04	2017	22.9582	25.3959	40,906
	04	2016	20.1885	22.9582	49,206
	04	2015	21.2810	20.1885	56,051
	04	2014	20.2163	21.2810	62,702
	04	2013	15.1565	20.2163	65,740
	04	2012	13.9515	15.1565	70,019
	04	2011	14.8670	13.9515	91,452
	04	2010	12.7128	14.8670	99,282
	04	2009	10.2713	12.7128	80,164

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2018	25.2151	22.7410	0
	05	2017	22.8065	25.2151	0
	05	2016	20.0653	22.8065	342
	05	2015	21.1617	20.0653	1,333
	05	2014	20.1132	21.1617	1,332
	05	2013	15.0868	20.1132	1,333
	05	2012	13.8945	15.0868	1,358
	05	2011	14.8138	13.8945	1,425
	05	2010	12.6737	14.8138	1,496
	05	2009	10.2449	12.6737	1,573

	06	2018	24.6790	22.2239	1,750
	06	2017	22.3551	24,6790	9,749
	06	2016	19.6982	22.3551	9,737
	06	2015	20.8064	19.6982	10,170
	06	2014	19.8058	20.8064	10,145
	06	2013	14.8790	19.8058	17,295
	06	2012	13.7242	14.8790	19,250
	06	2011	14.6545	13.7242	19,226
	06	2010	12.5566	14.6545	19,205
	06	2009	10.1658	12.5566	11,345

	07	2018	24.5023	22.0536	899
	07	2017	22.2062	24.5023	1,207
	07	2016	19.5770	22.2062	1,284
	07	2015	20.6890	19.5770	1,503
	07	2014	19.7041	20.6890	1,577
	07	2013	14.8101	19.7041	1,719
	07	2012	13.6677	14.8101	0
	07	2011	14.6016	13.6677	0
	07	2010	12.5177	14.6016	0
	07	2009	10.1395	12.5177	0

	08	2018	23.8081	21.3853	0
	08	2017	22.6208	23.8081	0
	08	2016	19.0999	22.6208	0
	08	2015	20.2261	19.0999	0
	08	2014	19.3026	20.2261	0
	08	2013	14.5380	19.3026	0
	08	2012	13.4442	14.5380	0
	08	2011	14.3922	13.4442	0
	08	2010	12.3634	14.3922	0
	08	2009	10.0350	12.3634	0

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2018	27.0971	25.9578	90,158
	01	2017	22.3464	27.0971	112,226
	01	2016	22.3763	22.3464	155,539
	01	2015	22.0812	22.3763	202,615
	01	2014	21.1026	22.0812	215,867
	01	2013	15.6052	21.1026	261,522
	01	2012	13.8647	15.6052	350,487

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2011	15.6239	13.8647	439,910
	01	2010	12.8840	15.6239	456,358
	01	2009	8.9732	12.8840	506,048

	02	2018	26.3348	25.1768	35,122
	02	2017	21.7614	26.3348	42,888
	02	2016	21.8347	21.7614	57,481
	02	2015	21.5906	21.8347	67,444
	02	2014	20.6757	21.5906	81,945
	02	2013	15.3205	20.6757	102,541
	02	2012	13.6395	15.3205	143,605
	02	2011	15.4014	13.6395	167,853
	02	2010	12.7263	15.4014	212,724
	02	2009	8.8814	12.7263	277,203

	03	2018	26.1476	24.9852	2,416
	03	2017	21.6175	26.1476	3,181
	03	2016	21.7014	21.6175	4,044
	03	2015	21.4696	21.7014	9,997
	03	2014	20.5703	21.4696	11,928
	03	2013	15.2501	20.5703	12,453
	03	2012	13.5838	15.2501	15,028
	03	2011	15.3463	13.5838	19,801
	03	2010	12.6871	15.3463	20,625
	03	2009	8.8586	12.6871	24,315

	04	2018	25.5927	24.4179	37,830
	04	2017	21.1906	25.5927	62,194
	04	2016	21.3053	21.1906	71,805
	04	2015	21.1100	21.3053	78,192
	04	2014	20.2566	21.1100	90,401
	04	2013	15.0405	20.2566	87,575
	04	2012	13.4176	15.0405	116,401
	04	2011	15.1817	13.4176	157,782
	04	2010	12.5702	15.1817	192,216
	04	2009	8.7903	12.5702	194,600

	05	2018	25.4105	24.2314	660
	05	2017	21.0505	25.4105	1,052
	05	2016	21.1752	21.0505	1,334
	05	2015	20.9917	21.1752	2,056
	05	2014	20.1533	20.9917	2,171
	05	2013	14.9714	20.1533	4,349
	05	2012	13.3628	14.9714	5,107
	05	2011	15.1273	13.3628	5,261
	05	2010	12.5315	15.1273	5,408
	05	2009	8.7677	12.5315	6,773

	06	2018	24.8702	23.6805	6,083
	06	2017	20.6339	24.8702	10,741
	06	2016	20.7878	20.6339	10,933
	06	2015	20.6393	20.7878	11,241

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2014	19.8453	20.6393	13,646
	06	2013	14.7651	19.8453	15,841
	06	2012	13.1990	14.7651	14,421
	06	2011	14.9646	13.1990	16,206
	06	2010	12.4157	14.9646	17,067
	06	2009	8.7000	12.4157	19,371

	07	2018	24.6921	23.4990	56
	07	2017	20.4964	24.6921	82
	07	2016	20.6599	20.4964	102
	07	2015	20.5228	20.6599	115
	07	2014	19.7434	20.5228	128
	07	2013	14.6968	19.7434	2,057
	07	2012	13.1446	14.6968	4,638
	07	2011	14.9107	13.1446	5,989
	07	2010	12.3773	14.9107	8,665
	07	2009	8.6775	12.3773	14,432

	08	2018	23.9924	22.7868	0
	08	2017	19.9560	23.9924	0
	08	2016	20.1563	19.9560	0
	08	2015	20.0635	20.1563	0
	08	2014	19.3410	20.0635	0
	08	2013	14.4267	19.3410	71
	08	2012	12.9296	14.4267	80
	08	2011	14.6967	12.9296	330
	08	2010	12.2246	14.6967	355
	08	2009	8.5880	12.2246	501

MFS Blended Research Core Equity Portfolio, Service Class	01	2018	33.1492	30.0875	189,135
	01	2017	27.8912	33.1492	220,643
	01	2016	26.1632	27.8912	300,451
	01	2015	26.2655	26.1632	365,509
	01	2014	23.7131	26.2655	464,589
	01	2013	17.6674	23.7131	613,588
	01	2012	15.5604	17.6674	891,408
	01	2011	15.5035	15.5604	1,147,290
	01	2010	13.5343	15.5035	1,367,113
	01	2009	10.9759	13.5343	1,566,866

	02	2018	32.1292	29.1029	80,300
	02	2017	27.0873	32.1292	95,983
	02	2016	25.4344	27.0873	131,352
	02	2015	25.6121	25.4344	162,312
	02	2014	23.1702	25.6121	199,632
	02	2013	17.2980	23.1702	270,715
	02	2012	15.2661	17.2980	405,286
	02	2011	15.2411	15.2661	506,270
	02	2010	13.3322	15.2411	614,352
	02	2009	10.8340	13.3322	729,668

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2018	31.8791	28.8618	8,690
	03	2017	26.8899	31.8791	10,837
	03	2016	25.2618	26.8899	13,673
	03	2015	25.4513	25.2618	33,468
	03	2014	23.0364	25.4513	39,269
	03	2013	17.2068	23.0364	41,858
	03	2012	15.1934	17.2068	49,713
	03	2011	15.1762	15.1934	67,293
	03	2010	13.2822	15.1762	79,438
	03	2009	10.7988	13.2822	86,290

	04	2018	31.1388	28.1489	66,281
	04	2017	26.3051	31.1388	71,286
	04	2016	24.7501	26.3051	79,829
	04	2015	24.9739	24.7501	98,433
	04	2014	22.6388	24.9739	116,899
	04	2013	16.9356	22.6388	169,034
	04	2012	14.9769	16.9356	252,225
	04	2011	14.9827	14.9769	341,735
	04	2010	13.1328	14.9827	456,036
	04	2009	10.6937	13.1328	543,525

	05	2018	30.8961	27.9150	2,740
	05	2017	26.1134	30.8961	4,113
	05	2016	24.5823	26.1134	4,379
	05	2015	24.8171	24.5823	7,428
	05	2014	22.5081	24.8171	7,767
	05	2013	16.8463	22.5081	11,484
	05	2012	14.9056	16.8463	14,029
	05	2011	14.9189	14.9056	16,354
	05	2010	13.0835	14.9189	18,458
	05	2009	10.6589	13.0835	22,532

	06	2018	30.1772	27.2244	2,745
	06	2017	25.5541	30.1772	6,885
	06	2016	24.0832	25.5541	7,778
	06	2015	24.3504	24.0832	9,899
	06	2014	22.1186	24.3504	17,747
	06	2013	16.5802	22.1186	29,032
	06	2012	14.6926	16.5802	35,202
	06	2011	14.7282	14.6926	44,375
	06	2010	12.9360	14.7282	52,611
	06	2009	10.5549	12.9360	60,023

	07	2018	27.2394	24.5616	236
	07	2017	23.0689	27.2394	337
	07	2016	21.7607	23.0689	416
	07	2015	22.0134	21.7607	494
	07	2014	20.0060	22.0134	543
	07	2013	15.0042	20.0060	9,319
	07	2012	13.3029	15.0042	19,546
	07	2011	13.3419	13.3029	30,696

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2010	11.7244	13.3419	48,658
	07	2009	9.5712	11.7244	64,446

	08	2018	26.4366	23.7892	0
	08	2017	22.4343	26.4366	0
	08	2016	21.2054	22.4343	0
	08	2015	21.4955	21.2054	0
	08	2014	19.5753	21.4955	0
	08	2013	14.7112	19.5753	259
	08	2012	13.0700	14.7112	283
	08	2011	13.1350	13.0700	1,469
	08	2010	11.5662	13.1350	1,734
	08	2009	9.4614	11.5662	2,254

MFS Corporate Bond Portfolio, Service Class	01	2018	19.2476	18.3586	951,091
	01	2017	18.3862	19.2476	1,209,042
	01	2016	17.5855	18.3862	1,401,191
	01	2015	17.9305	17.5855	1,529,818
	01	2014	17.2130	17.9305	1,582,746
	01	2013	17.5379	17.2130	1,491,496
	01	2012	16.0169	17.5379	1,442,121
	01	2011	15.2726	16.0169	1,333,868
	01	2010	13.9889	15.2726	1,401,228
	01	2009	11.1077	13.9889	675,647

	02	2018	18.6553	17.7578	150,297
	02	2017	17.8562	18.6553	164,425
	02	2016	17.1113	17.8562	168,869
	02	2015	17.4845	17.1113	205,208
	02	2014	16.8190	17.4845	265,055
	02	2013	17.1712	16.8190	216,290
	02	2012	15.7140	17.1712	327,347
	02	2011	15.0142	15.7140	255,939
	02	2010	13.7801	15.0142	286,783
	02	2009	10.9641	13.7801	270,794

	03	2018	18.5102	17.6108	384
	03	2017	17.7261	18.5102	464
	03	2016	16.9973	17.7261	851
	03	2015	17.3748	16.9973	5,800
	03	2014	16.7219	17.3748	18,063
	03	2013	17.0807	16.7219	15,238
	03	2012	15.6392	17.0807	21,540
	03	2011	14.9503	15.6392	16,023
	03	2010	13.7284	14.9503	14,295
	03	2009	10.9285	13.7284	5,345

	04	2018	18.0803	17.1757	210,415
	04	2017	17.3406	18.0803	305,633
	04	2016	16.6530	17.3406	340,022
	04	2015	17.0488	16.6530	365,024
	04	2014	16.4332	17.0488	391,943

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2013	16.8115	16.4332	392,806
	04	2012	15.4164	16.8115	459,204
	04	2011	14.7597	15.4164	401,529
	04	2010	13.5741	14.7597	455,679
	04	2009	10.8221	13.5741	219,046

	05	2018	17.9393	17.0329	0
	05	2017	17.2142	17.9393	0
	05	2016	16.5400	17.2142	0
	05	2015	16.9418	16.5400	0
	05	2014	16.3383	16.9418	0
	05	2013	16.7229	16.3383	0
	05	2012	15.3429	16.7229	96
	05	2011	14.6968	15.3429	0
	05	2010	13.5231	14.6968	0
	05	2009	10.7870	13.5231	0

	06	2018	17.5220	16.6117	297
	06	2017	16.8391	17.5220	12,334
	06	2016	16.2043	16.8391	6,627
	06	2015	16.6233	16.2043	6,267
	06	2014	16.0557	16.6233	6,248
	06	2013	16.4588	16.0557	6,239
	06	2012	15.1238	16.4588	6,229
	06	2011	14.5091	15.1238	6,220
	06	2010	13.3708	14.5091	6,211
	06	2009	10.6818	13.3708	6,211

	07	2018	15.5804	14.7635	0
	07	2017	14.9807	15.5804	0
	07	2016	14.4233	14.9807	2,720
	07	2015	14.8038	14.4233	2,617
	07	2014	14.3057	14.8038	2,737
	07	2013	14.6723	14.3057	3,056
	07	2012	13.4892	14.6723	4,024
	07	2011	12.9475	13.4892	5,753
	07	2010	11.9378	12.9475	6,979
	07	2009	9.5418	11.9378	14,572

	08	2018	15.1213	14.2993	0
	08	2017	14.5686	15.1213	0
	08	2016	14.0553	14.5686	0
	08	2015	14.4556	14.0553	0
	08	2014	13.9978	14.4556	0
	08	2013	14.3859	13.9978	0
	08	2012	13.2531	14.3859	0
	08	2011	12.7468	13.2531	0
	08	2010	11.7768	12.7468	0
	08	2009	9.4324	11.7768	12,260

MFS Core Equity Portfolio, Service Class	01	2018	21.2635	20.1224	163,721
	01	2017	17.3109	21.2635	197,470
	01	2016	15.7992	17.3109	272,731

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2015	16.0805	15.7992	370,909
	01	2014	14.6763	16.0805	393,008
	01	2013	11.0789	14.6763	455,812
	01	2012	9.6620	11.0789	441,706
	01	2011	9.9183	9.6620	418,506
	01	2010	8.5971	9.9183	417,194
	01	2009	6.5803	8.5971	351,204

	02	2018	20.8018	19.6457	74,056
	02	2017	16.9690	20.8018	75,125
	02	2016	15.5186	16.9690	77,659
	02	2015	15.8269	15.5186	103,430
	02	2014	14.4742	15.8269	105,069
	02	2013	10.9485	14.4742	123,691
	02	2012	9.5678	10.9485	142,276
	02	2011	9.8415	9.5678	142,092
	02	2010	8.5478	9.8415	160,877
	02	2009	6.5559	8.5478	169,225

	03	2018	20.6879	19.5283	5,089
	03	2017	16.8845	20.6879	384
	03	2016	15.4491	16.8845	416
	03	2015	15.7641	15.4491	443
	03	2014	14.4241	15.7641	446
	03	2013	10.9161	14.4241	487
	03	2012	9.5444	10.9161	582
	03	2011	9.8224	9.5444	605
	03	2010	8.5356	9.8224	603
	03	2009	6.5498	8.5356	641

	04	2018	20.3493	19.1796	128,731
	04	2017	16.6332	20.3493	85,349
	04	2016	15.2424	16.6332	91,789
	04	2015	15.5769	15.2424	112,305
	04	2014	14.2746	15.5769	111,073
	04	2013	10.8195	14.2746	119,330
	04	2012	9.4744	10.8195	155,406
	04	2011	9.7652	9.4744	139,043
	04	2010	8.4988	9.7652	146,071
	04	2009	6.5315	8.4988	116,016

	05	2018	20.2376	19.0644	1,069
	05	2017	16.5504	20.2376	1,069
	05	2016	15.1742	16.5504	1,069
	05	2015	15.5151	15.1742	1,069
	05	2014	14.2252	15.5151	1,069
	05	2013	10.7875	14.2252	1,069
	05	2012	9.4512	10.7875	1,069
	05	2011	9.7463	9.4512	1,069
	05	2010	8.4866	9.7463	1,069
	05	2009	6.5255	8.4866	1,069

	06	2018	19.9057	18.7235	7,678
	06	2017	16.3404	19.9057	7,678

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	14.9707	16.3404	7,678
	06	2015	15.3304	14.9707	7,678
	06	2014	14.0774	15.3304	7,677
	06	2013	10.6917	14.0774	7,677
	06	2012	9.3817	10.6917	0
	06	2011	9.6894	9.3817	0
	06	2010	8.4499	9.6894	0
	06	2009	6.5072	8.4499	0

	07	2018	19.7959	18.6108	0
	07	2017	16.2217	19.7959	0
	07	2016	14.9032	16.2217	0
	07	2015	15.2692	14.9032	0
	07	2014	14.0283	15.2692	0
	07	2013	10.6599	14.0283	0
	07	2012	9.3585	10.6599	0
	07	2011	9.6704	9.3585	0
	07	2010	8.4377	9.6704	0
	07	2009	6.5011	8.4377	0

	08	2018	19.3630	18.1668	0
	08	2017	15.8990	19.3630	0
	08	2016	14.6366	15.8990	0
	08	2015	15.0267	14.6366	0
	08	2014	13.8338	15.0267	0
	08	2013	10.5336	13.8338	0
	08	2012	9.2667	10.5336	0
	08	2011	9.5950	9.2667	0
	08	2010	8.3890	9.5950	0
	08	2009	6.4769	8.3890	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2018	17.2971	14.6516	176,243
	01	2017	12.7357	17.2971	197,729
	01	2016	11.8393	12.7357	261,343
	01	2015	13.8082	11.8393	312,145
	01	2014	15.0486	13.8082	312,175
	01	2013	16.1256	15.0486	339,312
	01	2012	13.7834	16.1256	318,787
	01	2011	17.1905	13.7834	351,837
	01	2010	14.1134	17.1905	316,853
	01	2009	8.5094	14.1134	183,175

	02	2018	16.8754	14.2655	44,336
	02	2017	12.4501	16.8754	52,884
	02	2016	11.5972	12.4501	46,157
	02	2015	13.5535	11.5972	48,247
	02	2014	14.8010	13.5535	57,795
	02	2013	15.8925	14.8010	61,664
	02	2012	13.6119	15.8925	63,832
	02	2011	17.0111	13.6119	62,971
	02	2010	13.9944	17.0111	55,465
	02	2009	8.4548	13.9944	56,231

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2018	16.7716	14.1706	4,573
	03	2017	12.3797	16.7716	2,566
	03	2016	11.5375	12.3797	3,294
	03	2015	13.4905	11.5375	3,429
	03	2014	14.7397	13.4905	3,366
	03	2013	15.8348	14.7397	3,176
	03	2012	13.5693	15.8348	2,731
	03	2011	16.9665	13.5693	3,553
	03	2010	13.9648	16.9665	3,352
	03	2009	8.4412	13.9648	4,923

	04	2018	16.4631	13.8890	38,963
	04	2017	12.1704	16.4631	64,763
	04	2016	11.3597	12.1704	67,340
	04	2015	13.3030	11.3597	73,690
	04	2014	14.5570	13.3030	110,030
	04	2013	15.6624	14.5570	123,200
	04	2012	13.4422	15.6624	129,839
	04	2011	16.8332	13.4422	136,135
	04	2010	13.8762	16.8332	71,867
	04	2009	8.4004	13.8762	25,327

	05	2018	16.3617	13.7962	0
	05	2017	12.1016	16.3617	0
	05	2016	11.3012	12.1016	147
	05	2015	13.2412	11.3012	148
	05	2014	14.4967	13.2412	147
	05	2013	15.6055	14.4967	147
	05	2012	13.4002	15.6055	147
	05	2011	16.7891	13.4002	148
	05	2010	13.8469	16.7891	148
	05	2009	8.3869	13.8469	148

	06	2018	16.0603	13.5216	3,022
	06	2017	11.8965	16.0603	3,022
	06	2016	11.1267	11.8965	3,022
	06	2015	13.0566	11.1267	3,022
	06	2014	14.3166	13.0566	3,022
	06	2013	15.4351	14.3166	3,022
	06	2012	13.2743	15.4351	0
	06	2011	16.6568	13.2743	0
	06	2010	13.7588	16.6568	703
	06	2009	8.3463	13.7588	704

	07	2018	15.9608	13.4310	0
	07	2017	11.8287	15.9608	0
	07	2016	11.0690	11.8287	0
	07	2015	12.9956	11.0690	0
	07	2014	14.2569	12.9956	0
	07	2013	15.3787	14.2569	0
	07	2012	13.2326	15.3787	0
	07	2011	16.6129	13.2326	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2010	13.7295	16.6129	980
	07	2009	8.3328	13.7295	650

	08	2018	15.5688	13.0745	0
	08	2017	11.5615	15.5688	0
	08	2016	10.8411	11.5615	0
	08	2015	12.7541	10.8411	0
	08	2014	14.0207	12.7541	0
	08	2013	15.1548	14.0207	0
	08	2012	13.0667	15.1548	0
	08	2011	16.4382	13.0667	0
	08	2010	13.6129	16.4382	0
	08	2009	8.2789	13.6129	0

MFS Global Growth Portfolio, Service Class	01	2018	34.5687	32.3745	619
	01	2017	26.5908	34.5687	675
	01	2016	25.4651	26.5908	848
	01	2015	26.2932	25.4651	967
	01	2014	25.6145	26.2932	1,427
	01	2013	21.4695	25.6145	2,389
	01	2012	18.2142	21.4695	4,236
	01	2011	19.7817	18.2142	6,057
	01	2010	17.9784	19.7817	6,307
	01	2009	13.0704	17.9784	8,522

	02	2018	33.5049	31.3150	8,410
	02	2017	25.8243	33.5049	8,439
	02	2016	24.7812	25.8243	10,099
	02	2015	25.6391	24.7812	10,157
	02	2014	25.0280	25.6391	10,343
	02	2013	21.0205	25.0280	11,089
	02	2012	17.8697	21.0205	11,088
	02	2011	19.4469	17.8697	11,543
	02	2010	17.7100	19.4469	13,357
	02	2009	12.9014	17.7100	15,380

	03	2018	33.2442	31.0557	373
	03	2017	25.6362	33.2442	404
	03	2016	24.6131	25.6362	633
	03	2015	25.4782	24.6131	675
	03	2014	24.8835	25.4782	720
	03	2013	20.9098	24.8835	764
	03	2012	17.7846	20.9098	805
	03	2011	19.3641	17.7846	847
	03	2010	17.6435	19.3641	898
	03	2009	12.8595	17.6435	2,006

	04	2018	32.4722	30.2884	8,473
	04	2017	25.0785	32.4722	8,401
	04	2016	24.1145	25.0785	8,388
	04	2015	25.0002	24.1145	8,470
	04	2014	24.4540	25.0002	8,469

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2013	20.5802	24.4540	8,999
	04	2012	17.5311	20.5802	9,009
	04	2011	19.1172	17.5311	9,711
	04	2010	17.4451	19.1172	11,002
	04	2009	12.7343	17.4451	15,223

	05	2018	32.2190	30.0367	0
	05	2017	24.8958	32.2190	0
	05	2016	23.9510	24.8958	0
	05	2015	24.8432	23.9510	0
	05	2014	24.3128	24.8432	0
	05	2013	20.4717	24.3128	0
	05	2012	17.4476	20.4717	0
	05	2011	19.0358	17.4476	0
	05	2010	17.3796	19.0358	0
	05	2009	12.6930	17.3796	0

	06	2018	31.4694	29.2936	274
	06	2017	24.3530	31.4694	3,441
	06	2016	23.4646	24.3530	3,462
	06	2015	24.3760	23.4646	3,493
	06	2014	23.8921	24.3760	3,516
	06	2013	20.1482	23.8921	3,543
	06	2012	17.1983	20.1482	3,567
	06	2011	18.7925	17.1983	3,594
	06	2010	17.1837	18.7925	3,629
	06	2009	12.5691	17.1837	3,664

	07	2018	28.5429	26.5560	0
	07	2017	22.0994	28.5429	0
	07	2016	21.3041	22.0994	0
	07	2015	22.1429	21.3041	0
	07	2014	21.7144	22.1429	0
	07	2013	18.3212	21.7144	0
	07	2012	15.6468	18.3212	0
	07	2011	17.1059	15.6468	0
	07	2010	15.6495	17.1059	0
	07	2009	11.4527	15.6495	0

	08	2018	27.7017	25.7210	0
	08	2017	21.4915	27.7017	0
	08	2016	20.7605	21.4915	0
	08	2015	21.6220	20.7605	0
	08	2014	21.2470	21.6220	0
	08	2013	17.9634	21.2470	0
	08	2012	15.3728	17.9634	0
	08	2011	16.8407	15.3728	0
	08	2010	15.4384	16.8407	0
	08	2009	11.3213	15.4384	0

MFS Global Research Portfolio, Service Class	01	2018	27.6864	24.8365	8,051
	01	2017	22.4197	27.6864	9,366

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2016	21.6009	22.4197	12,333
	01	2015	22.1377	21.6009	14,119
	01	2014	21.9683	22.1377	15,138
	01	2013	18.0051	21.9683	18,549
	01	2012	15.6576	18.0051	19,513
	01	2011	17.0666	15.6576	15,596
	01	2010	15.3887	17.0666	15,906
	01	2009	11.8153	15.3887	15,938

	02	2018	26.8344	24.0237	4,117
	02	2017	21.7734	26.8344	4,414
	02	2016	21.0208	21.7734	4,828
	02	2015	21.5869	21.0208	5,253
	02	2014	21.4653	21.5869	9,814
	02	2013	17.6286	21.4653	12,424
	02	2012	15.3615	17.6286	27,364
	02	2011	16.7777	15.3615	29,739
	02	2010	15.1590	16.7777	40,701
	02	2009	11.6626	15.1590	32,523

	03	2018	26.6255	23.8247	959
	03	2017	21.6147	26.6255	990
	03	2016	20.8782	21.6147	1,101
	03	2015	21.4514	20.8782	1,103
	03	2014	21.3413	21.4514	1,136
	03	2013	17.5357	21.3413	1,172
	03	2012	15.2883	17.5357	1,245
	03	2011	16.7063	15.2883	1,289
	03	2010	15.1021	16.7063	1,230
	03	2009	11.6247	15.1021	1,245

	04	2018	26.0070	23.2360	1,101
	04	2017	21.1444	26.0070	1,091
	04	2016	20.4552	21.1444	2,461
	04	2015	21.0488	20.4552	3,750
	04	2014	20.9728	21.0488	4,047
	04	2013	17.2592	20.9728	4,993
	04	2012	15.0704	17.2592	7,214
	04	2011	16.4932	15.0704	5,608
	04	2010	14.9322	16.4932	6,863
	04	2009	11.5115	14.9322	11,436

	05	2018	25.8043	23.0429	1,368
	05	2017	20.9904	25.8043	1,368
	05	2016	20.3165	20.9904	1,368
	05	2015	20.9167	20.3165	1,368
	05	2014	20.8518	20.9167	1,367
	05	2013	17.1682	20.8518	1,367
	05	2012	14.9986	17.1682	1,367
	05	2011	16.4230	14.9986	1,367
	05	2010	14.8762	16.4230	1,367
	05	2009	11.4741	14.8762	1,368

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	25.2039	22.4728	0
	06	2017	20.5327	25.2039	0
	06	2016	19.9039	20.5327	0
	06	2015	20.5233	19.9039	0
	06	2014	20.4909	20.5233	0
	06	2013	16.8969	20.4909	2,773
	06	2012	14.7843	16.8969	2,773
	06	2011	16.2131	14.7843	2,773
	06	2010	14.7085	16.2131	2,773
	06	2009	11.3621	14.7085	2,773

	07	2018	22.6363	20.1732	0
	07	2017	18.4503	22.6363	0
	07	2016	17.8944	18.4503	0
	07	2015	18.4608	17.8944	0
	07	2014	18.4410	18.4608	0
	07	2013	15.2144	18.4410	0
	07	2012	13.3189	15.2144	0
	07	2011	14.6136	13.3189	0
	07	2010	13.2642	14.6136	0
	07	2009	10.2517	13.2642	0

	08	2018	21.9691	19.5389	0
	08	2017	17.9427	21.9691	0
	08	2016	17.4378	17.9427	0
	08	2015	18.0264	17.4378	0
	08	2014	18.0440	18.0264	0
	08	2013	14.9173	18.0440	0
	08	2012	13.0857	14.9173	0
	08	2011	14.3870	13.0857	0
	08	2010	13.0852	14.3870	0
	08	2009	10.1340	13.0852	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2018	13.5034	12.6809	5,301,632
	01	2017	12.3772	13.5034	6,505,636
	01	2016	11.8385	12.3772	8,013,628
	01	2015	12.3070	11.8385	8,576,226
	01	2014	11.9671	12.3070	9,036,611
	01	2013	11.1762	11.9671	10,000,774
	01	2012	10.3693	11.1762	10,765,169
	01	2011	10.3770	10.3693	11,404,258
	01	2010	9.9888	10.3770	10,657,706
	01	2009	10.0000	9.9888	0

	02	2018	13.2855	12.4511	44,220
	02	2017	12.2019	13.2855	49,612
	02	2016	11.6945	12.2019	36,136
	02	2015	12.1820	11.6945	45,211
	02	2014	11.8697	12.1820	51,833
	02	2013	11.1077	11.8697	72,689
	02	2012	10.3268	11.1077	55,184

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2011	10.3554	10.3268	91,202
	02	2010	9.9883	10.3554	95,279
	02	2009	10.0000	9.9883	0

	03	2018	13.2316	12.3943	0
	03	2017	12.1584	13.2316	0
	03	2016	11.6588	12.1584	0
	03	2015	12.1510	11.6588	0
	03	2014	11.8454	12.1510	0
	03	2013	11.0906	11.8454	0
	03	2012	10.3162	11.0906	0
	03	2011	10.3500	10.3162	0
	03	2010	9.9881	10.3500	0
	03	2009	10.0000	9.9881	0

	04	2018	13.0707	12.2250	924,962
	04	2017	12.0287	13.0707	1,090,183
	04	2016	11.5520	12.0287	1,414,657
	04	2015	12.0581	11.5520	1,548,791
	04	2014	11.7728	12.0581	1,681,446
	04	2013	11.0394	11.7728	1,874,774
	04	2012	10.2843	11.0394	2,096,018
	04	2011	10.3338	10.2843	2,239,527
	04	2010	9.9877	10.3338	2,105,705
	04	2009	10.0000	9.9877	0

	05	2018	13.0175	12.1689	0
	05	2017	11.9859	13.0175	0
	05	2016	11.5167	11.9859	0
	05	2015	12.0274	11.5167	0
	05	2014	11.7488	12.0274	0
	05	2013	11.0225	11.7488	0
	05	2012	10.2738	11.0225	0
	05	2011	10.3284	10.2738	0
	05	2010	9.9876	10.3284	0
	05	2009	10.0000	9.9876	0

	06	2018	12.8590	12.0027	0
	06	2017	11.8577	12.8590	0
	06	2016	11.4110	11.8577	0
	06	2015	11.9352	11.4110	0
	06	2014	11.6766	11.9352	0
	06	2013	10.9716	11.6766	0
	06	2012	10.2420	10.9716	0
	06	2011	10.3122	10.2420	0
	06	2010	9.9871	10.3122	0
	06	2009	10.0000	9.9871	0

	07	2018	12.8064	11.9475	0
	07	2017	11.8152	12.8064	0
	07	2016	11.3759	11.8152	0
	07	2015	11.9045	11.3759	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2014	11.6526	11.9045	0
	07	2013	10.9546	11.6526	0
	07	2012	10.2314	10.9546	0
	07	2011	10.3068	10.2314	0
	07	2010	9.9870	10.3068	0
	07	2009	10.0000	9.9870	0

	08	2018	12.5982	11.7294	0
	08	2017	11.6466	12.5982	0
	08	2016	11.2365	11.6466	0
	08	2015	11.7828	11.2365	0
	08	2014	11.5570	11.7828	0
	08	2013	10.8869	11.5570	0
	08	2012	10.1892	10.8869	0
	08	2011	10.2852	10.1892	0
	08	2010	9.9864	10.2852	0
	08	2009	10.0000	9.9864	0

MFS Government Securities Portfolio, Service Class	01	2018	13.4547	13.2950	2,163,219
	01	2017	13.3671	13.4547	2,725,077
	01	2016	13.4590	13.3671	3,128,209
	01	2015	13.6084	13.4590	3,424,253
	01	2014	13.1794	13.6084	3,887,347
	01	2013	13.7582	13.1794	4,371,949
	01	2012	13.6379	13.7582	4,409,853
	01	2011	12.9063	13.6379	4,517,615
	01	2010	12.5203	12.9063	5,190,822
	01	2009	12.1763	12.5203	4,067,416

	02	2018	13.0406	12.8599	459,434
	02	2017	12.9818	13.0406	547,452
	02	2016	13.0976	12.9818	620,296
	02	2015	13.2699	13.0976	716,235
	02	2014	12.8776	13.2699	848,982
	02	2013	13.4705	12.8776	944,201
	02	2012	13.3800	13.4705	1,011,189
	02	2011	12.6879	13.3800	1,071,137
	02	2010	12.3334	12.6879	1,371,900
	02	2009	12.0189	12.3334	1,454,632

	03	2018	12.9391	12.7534	37,257
	03	2017	12.8872	12.9391	43,727
	03	2016	13.0088	12.8872	52,891
	03	2015	13.1866	13.0088	71,001
	03	2014	12.8033	13.1866	79,391
	03	2013	13.3995	12.8033	77,098
	03	2012	13.3164	13.3995	65,479
	03	2011	12.6339	13.3164	89,990
	03	2010	12.2871	12.6339	107,199
	03	2009	11.9799	12.2871	108,809

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2018	12.6386	12.4383	306,112
	04	2017	12.6069	12.6386	368,142
	04	2016	12.7453	12.6069	427,357
	04	2015	12.9392	12.7453	445,512
	04	2014	12.5822	12.9392	492,599
	04	2013	13.1883	12.5822	598,877
	04	2012	13.1266	13.1883	687,685
	04	2011	12.4728	13.1266	799,117
	04	2010	12.1489	12.4728	1,018,538
	04	2009	11.8632	12.1489	906,779

	05	2018	12.5401	12.3350	4,602
	05	2017	12.5150	12.5401	7,298
	05	2016	12.6588	12.5150	6,762
	05	2015	12.8580	12.6588	10,535
	05	2014	12.5096	12.8580	10,885
	05	2013	13.1188	12.5096	15,978
	05	2012	13.0641	13.1188	12,242
	05	2011	12.4197	13.0641	12,153
	05	2010	12.1034	12.4197	14,466
	05	2009	11.8247	12.1034	16,233

	06	2018	12.2483	12.0298	4,431
	06	2017	12.2422	12.2483	5,971
	06	2016	12.4018	12.2422	8,645
	06	2015	12.6162	12.4018	11,157
	06	2014	12.2932	12.6162	19,779
	06	2013	12.9116	12.2932	45,091
	06	2012	12.8774	12.9116	60,733
	06	2011	12.2609	12.8774	65,788
	06	2010	11.9670	12.2609	84,160
	06	2009	11.7093	11.9670	92,873

	07	2018	11.7558	11.5403	4,474
	07	2017	11.7559	11.7558	5,716
	07	2016	11.9153	11.7559	5,792
	07	2015	12.1274	11.9153	5,966
	07	2014	11.8229	12.1274	6,708
	07	2013	12.4241	11.8229	20,122
	07	2012	12.3976	12.4241	32,716
	07	2011	11.8101	12.3976	42,490
	07	2010	11.5328	11.8101	75,213
	07	2009	11.2903	11.5328	95,190

	08	2018	11.4093	11.1774	0
	08	2017	11.4325	11.4093	0
	08	2016	11.6112	11.4325	0
	08	2015	11.8421	11.6112	0
	08	2014	11.5684	11.8421	0
	08	2013	12.1815	11.5684	190
	08	2012	12.1805	12.1815	2,494
	08	2011	11.6270	12.1805	3,367
	08	2010	11.3772	11.6270	3,832
	08	2009	11.1608	11.3772	7,257

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS High Yield Portfolio, Service Class	01	2018	23.5417	22.4705	180,883
	01	2017	22.4460	23.5417	218,774
	01	2016	20.0213	22.4460	265,699
	01	2015	21.2342	20.0213	335,474
	01	2014	20.9929	21.2342	407,949
	01	2013	20.0572	20.9929	506,596
	01	2012	17.7527	20.0572	551,125
	01	2011	17.3258	17.7527	391,641
	01	2010	15.2222	17.3258	478,737
	01	2009	10.3069	15.2222	570,315

	02	2018	22.8174	21.7353	73,825
	02	2017	21.7992	22.8174	94,283
	02	2016	19.4838	21.7992	113,778
	02	2015	20.7061	19.4838	135,715
	02	2014	20.5124	20.7061	168,258
	02	2013	19.6379	20.5124	190,337
	02	2012	17.4170	19.6379	212,514
	02	2011	17.0327	17.4170	217,923
	02	2010	14.9951	17.0327	271,143
	02	2009	10.1737	14.9951	323,733

	03	2018	22.1141	21.5553	4,822
	03	2017	21.6404	22.1141	6,302
	03	2016	19.3516	21.6404	7,363
	03	2015	20.5762	19.3516	10,252
	03	2014	20.3940	20.5762	12,612
	03	2013	19.5344	20.3940	12,696
	03	2012	17.3341	19.5344	12,980
	03	2011	16.9602	17.3341	11,392
	03	2010	14.9388	16.9602	14,695
	03	2009	10.1407	14.9388	17,920

	04	2018	21.9417	21.0228	52,931
	04	2017	21.1697	21.9417	64,903
	04	2016	18.9596	21.1697	77,553
	04	2015	20.1901	18.9596	96,006
	04	2014	20.0420	20.1901	123,790
	04	2013	19.2265	20.0420	168,061
	04	2012	17.0871	19.2265	221,388
	04	2011	16.7440	17.0871	169,313
	04	2010	14.7709	16.7440	203,877
	04	2009	10.0420	14.7709	249,329

	05	2018	21.4312	20.8481	1,033
	05	2017	21.0155	21.4312	1,884
	05	2016	18.8311	21.0155	1,991
	05	2015	20.0634	18.8311	3,735
	05	2014	19.9263	20.0634	3,748
	05	2013	19.1253	19.9263	4,694
	05	2012	17.0058	19.1253	4,186
	05	2011	16.6727	17.0058	4,705

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2010	14.7155	16.6727	5,284
	05	2009	10.0094	14.7155	6,443

	06	2018	18.6390	20.3324	1,229
	06	2017	20.5573	18.6390	15,658
	06	2016	18.4487	20.5573	15,873
	06	2015	19.6862	18.4487	16,673
	06	2014	19.5815	19.6862	17,936
	06	2013	18.8231	19.5815	23,585
	06	2012	16.7629	18.8231	25,517
	06	2011	16.4597	16.7629	27,479
	06	2010	14.5496	16.4597	28,609
	06	2009	9.9117	14.5496	36,584

	07	2018	18.6390	17.6745	251
	07	2017	17.8881	18.6390	432
	07	2016	16.0614	17.8881	1,378
	07	2015	17.1475	16.0614	1,509
	07	2014	17.0651	17.1475	1,535
	07	2013	16.4125	17.0651	4,197
	07	2012	14.6236	16.4125	7,470
	07	2011	14.3664	14.6236	10,318
	07	2010	12.7058	14.3664	17,854
	07	2009	8.6601	12.7058	23,275

	08	2018	18.0898	17.1187	0
	08	2017	17.3961	18.0898	0
	08	2016	15.6516	17.3961	0
	08	2015	16.7442	15.6516	0
	08	2014	16.6978	16.7442	0
	08	2013	16.0921	16.6978	47
	08	2012	14.3676	16.0921	491
	08	2011	14.1438	14.3676	892
	08	2010	12.5344	14.1438	1,048
	08	2009	8.5607	12.5344	1,253

MFS International Growth Portfolio, Service Class	01	2018	15.1959	13.5956	99,881
	01	2017	11.6381	15.1959	165,069
	01	2016	11.5487	11.6381	224,261
	01	2015	11.6945	11.5487	251,772
	01	2014	12.5033	11.6945	280,104
	01	2013	11.1495	12.5033	314,438
	01	2012	9.4553	11.1495	325,991
	01	2011	10.7828	9.4553	346,756
	01	2010	9.5156	10.7828	302,633
	01	2009	7.0055	9.5156	183,623

	02	2018	14.8658	13.2735	28,681
	02	2017	11.4082	14.8658	31,226
	02	2016	11.3436	11.4082	37,301
	02	2015	11.5102	11.3436	43,852

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	12.3312	11.5102	57,627
	02	2013	11.0184	12.3312	58,478
	02	2012	9.3631	11.0184	56,648
	02	2011	10.6993	9.3631	85,613
	02	2010	9.4612	10.6993	89,441
	02	2009	6.9795	9.4612	63,914

	03	2018	14.7845	13.1942	4,499
	03	2017	11.3514	14.7845	2,441
	03	2016	11.2928	11.3514	2,749
	03	2015	11.4645	11.2928	5,055
	03	2014	12.2885	11.4645	5,328
	03	2013	10.9858	12.2885	5,553
	03	2012	9.3402	10.9858	6,016
	03	2011	10.6786	9.3402	7,695
	03	2010	9.4476	10.6786	7,703
	03	2009	6.9730	9.4476	8,291

	04	2018	14.5425	12.9586	30,024
	04	2017	11.1824	14.5425	36,049
	04	2016	11.1417	11.1824	36,508
	04	2015	11.3284	11.1417	37,352
	04	2014	12.1611	11.3284	39,772
	04	2013	10.8885	12.1611	43,983
	04	2012	9.2717	10.8885	48,707
	04	2011	10.6164	9.2717	60,218
	04	2010	9.4069	10.6164	111,233
	04	2009	6.9536	9.4069	92,166

	05	2018	14.4626	12.8807	0
	05	2017	11.1267	14.4626	0
	05	2016	11.0918	11.1267	0
	05	2015	11.2834	11.0918	0
	05	2014	12.1190	11.2834	0
	05	2013	10.8563	12.1190	0
	05	2012	9.2490	10.8563	0
	05	2011	10.5958	9.2490	0
	05	2010	9.3934	10.5958	0
	05	2009	6.9471	9.3934	0

	06	2018	14.2254	12.6504	0
	06	2017	10.9607	14.2254	0
	06	2016	10.9430	10.9607	0
	06	2015	11.1490	10.9430	0
	06	2014	11.9931	11.1490	0
	06	2013	10.7599	11.9931	0
	06	2012	9.1809	10.7599	0
	06	2011	10.5339	9.1809	0
	06	2010	9.3528	10.5339	0
	06	2009	6.9277	9.3528	8,831

	07	2018	14.1470	12.5743	0
	07	2017	10.9058	14.1470	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	10.8937	10.9058	0
	07	2015	11.1045	10.8937	0
	07	2014	11.9513	11.1045	0
	07	2013	10.7279	11.9513	0
	07	2012	9.1583	10.7279	0
	07	2011	10.5133	9.1583	0
	07	2010	9.3393	10.5133	0
	07	2009	6.9213	9.3393	0

	08	2018	13.8376	12.2743	0
	08	2017	10.6888	13.8376	0
	08	2016	10.6989	10.6888	0
	08	2015	10.9282	10.6989	0
	08	2014	11.7856	10.9282	0
	08	2013	10.6008	11.7856	0
	08	2012	9.0684	10.6008	0
	08	2011	10.4314	9.0684	0
	08	2010	9.2855	10.4314	0
	08	2009	6.8954	9.2855	0

MFS International Value Portfolio, Service Class	01	2018	18.2657	16.2662	672,364
	01	2017	14.5991	18.2657	834,020
	01	2016	14.2514	14.5991	1,142,863
	01	2015	13.5877	14.2514	1,306,985
	01	2014	13.6194	13.5877	1,664,871
	01	2013	10.8166	13.6194	1,985,074
	01	2012	9.4585	10.8166	2,223,650
	01	2011	9.7611	9.4585	2,582,135
	01	2010	9.0960	9.7611	2,812,332
	01	2009	7.3698	9.0960	2,750,615

	02	2018	17.8691	15.8809	255,278
	02	2017	14.3107	17.8691	289,889
	02	2016	13.9983	14.3107	372,023
	02	2015	13.3734	13.9983	419,318
	02	2014	13.4319	13.3734	530,692
	02	2013	10.6893	13.4319	632,151
	02	2012	9.3663	10.6893	760,998
	02	2011	9.6856	9.3663	877,398
	02	2010	9.0439	9.6856	949,743
	02	2009	7.3425	9.0439	994,636

	03	2018	17.7713	15.7860	8,572
	03	2017	14.2395	17.7713	11,945
	03	2016	13.9357	14.2395	19,571
	03	2015	13.3204	13.9357	30,233
	03	2014	13.3854	13.3204	34,235
	03	2013	10.6577	13.3854	39,081
	03	2012	9.3433	10.6577	37,134
	03	2011	9.6668	9.3433	43,007
	03	2010	9.0310	9.6668	49,377
	03	2009	7.3357	9.0310	55,598

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2018	17.4804	15.5041	87,503
	04	2017	14.0276	17.4804	129,344
	04	2016	13.7492	14.0276	149,086
	04	2015	13.1622	13.7492	141,430
	04	2014	13.2466	13.1622	214,645
	04	2013	10.5633	13.2466	238,189
	04	2012	9.2748	10.5633	292,755
	04	2011	9.6105	9.2748	299,186
	04	2010	8.9921	9.6105	369,118
	04	2009	7.3152	8.9921	377,327

	05	2018	17.3845	15.4110	640
	05	2017	13.9578	17.3845	650
	05	2016	13.6878	13.9578	682
	05	2015	13.1100	13.6878	691
	05	2014	13.2008	13.1100	715
	05	2013	10.5321	13.2008	511
	05	2012	9.2521	10.5321	511
	05	2011	9.5918	9.2521	0
	05	2010	8.9791	9.5918	0
	05	2009	7.3084	8.9791	0

	06	2018	17.0994	15.1355	0
	06	2017	13.7495	17.0994	0
	06	2016	13.5041	13.7495	0
	06	2015	12.9539	13.5041	0
	06	2014	13.0636	12.9539	0
	06	2013	10.4386	13.0636	0
	06	2012	9.1840	10.4386	0
	06	2011	9.5358	9.1840	0
	06	2010	8.9404	9.5358	0
	06	2009	7.2880	8.9404	0

	07	2018	17.0051	15.0444	0
	07	2017	13.6806	17.0051	0
	07	2016	13.4433	13.6806	0
	07	2015	12.9022	13.4433	0
	07	2014	13.0180	12.9022	0
	07	2013	10.4075	13.0180	0
	07	2012	9.1614	10.4075	0
	07	2011	9.5172	9.1614	0
	07	2010	8.9275	9.5172	3,902
	07	2009	7.2812	8.9275	3,949

	08	2018	16.6332	14.6854	0
	08	2017	13.4084	16.6332	0
	08	2016	13.2028	13.4084	0
	08	2015	12.6973	13.2028	0
	08	2014	12.8375	12.6973	0
	08	2013	10.2842	12.8375	225
	08	2012	9.0715	10.2842	258
	08	2011	9.4430	9.0715	290

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2010	8.8760	9.4430	441
	08	2009	7.2540	8.8760	449

MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2018	31.7604	31.5107	22.556
	01	2017	25.1308	31.7604	27,177
	01	2016	24.0687	25.1308	40,458
	01	2015	24.4800	24.0687	45,129
	01	2014	22.3100	24.4800	52,877
	01	2013	17.3787	22.3100	73,226
	01	2012	15.0766	17.3787	73,042
	01	2011	15.1960	15.0766	106,447
	01	2010	13.6526	15.1960	145,251
	01	2009	9.9008	13.6526	167,761

	02	2018	30.7830	30.4795	37,348
	02	2017	24.4064	30.7830	41,003
	02	2016	23.4223	24.4064	49,880
	02	2015	23.8710	23.4223	48,506
	02	2014	21.7992	23.8710	65,986
	02	2013	17.0152	21.7992	70,692
	02	2012	14.7914	17.0152	90,833
	02	2011	14.9388	14.7914	106,878
	02	2010	13.4488	14.9388	134,896
	02	2009	9.7728	13.4488	184,740

	03	2018	30.5435	30.2271	4,564
	03	2017	24.2286	30.5435	4,666
	03	2016	23.2635	24.2286	5,802
	03	2015	23.7212	23.2635	6,835
	03	2014	21.6734	23.7212	7,497
	03	2013	16.9256	21.6734	7,078
	03	2012	14.7210	16.9256	4,825
	03	2011	14.8752	14.7210	5,170
	03	2010	13.3983	14.8752	6,255
	03	2009	9.7411	13.3983	6,878

	04	2018	29.8341	29.4803	24,490
	04	2017	23.7016	29.8341	26,864
	04	2016	22.7922	23.7016	32,947
	04	2015	23.2761	22.7922	35,090
	04	2014	21.2991	23.2761	40,402
	04	2013	16.6587	21.2991	57,360
	04	2012	14.5111	16.6587	89,992
	04	2011	14.6855	14.5111	127,398
	04	2010	13.2476	14.6855	186,584
	04	2009	9.6462	13.2476	257,777

	05	2018	29.6016	29.2354	670
	05	2017	23.5289	29.6016	670
	05	2016	22.6377	23.5289	670
	05	2015	23.1300	22.6377	670

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2014	21.1762	23.1300	670
	05	2013	16.5710	21.1762	1,455
	05	2012	14.4421	16.5710	670
	05	2011	14.6230	14.4421	670
	05	2010	13.1979	14.6230	670
	05	2009	9.6149	13.1979	1,596

	06	2018	28.9128	28.5120	7,529
	06	2017	23.0158	28.9128	11,137
	06	2016	22.1779	23.0158	11,764
	06	2015	22.6950	22.1779	12,149
	06	2014	20.8097	22.6950	12,475
	06	2013	16.3091	20.8097	22,299
	06	2012	14.2357	16.3091	26,297
	06	2011	14.4360	14.2357	27,022
	06	2010	13.0491	14.4360	30,628
	06	2009	9.5210	13.0491	32,393

	07	2018	25.8760	25.5045	359
	07	2017	20.6088	25.8760	585
	07	2016	19.8687	20.6088	727
	07	2015	20.3423	19.8687	818
	07	2014	18.6620	20.3423	918
	07	2013	14.6333	18.6620	1,889
	07	2012	12.7795	14.6333	5,990
	07	2011	12.9660	12.7795	6,710
	07	2010	11.7263	12.9660	11,495
	07	2009	8.5602	11.7263	23,720

	08	2018	25.1133	24.7024	0
	08	2017	20.0419	25.1133	0
	08	2016	19.3616	20.0419	0
	08	2015	19.8637	19.3616	0
	08	2014	18.2602	19.8637	0
	08	2013	14.3476	18.2602	0
	08	2012	12.5557	14.3476	1,008
	08	2011	12.7650	12.5557	1,055
	08	2010	11.5681	12.7650	1,117
	08	2009	8.4620	11.5681	14,316

MFS U.S. Government Money Market Portfolio Service Class	01	2018	9.3810	9.3706	1,682,694
	01	2017	9.4817	9.3810	1,996,591
	01	2016	9.6107	9.4817	2,528,237
	01	2015	9.7422	9.6107	2,700,597
	01	2014	9.8755	9.7422	2,908,888
	01	2013	10.0107	9.8755	3,008,099
	01	2012	10.1484	10.0107	3,172,806
	01	2011	10.2870	10.1484	1,439,705
	01	2010	10.4277	10.2870	1,504,794
	01	2009	10.5704	10.4277	1,602,106

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	9.0923	9.0639	618,328
	02	2017	9.2084	9.0923	708,370
	02	2016	9.3526	9.2084	957,002
	02	2015	9.4998	9.3526	1,457,320
	02	2014	9.6494	9.4998	912,810
	02	2013	9.8013	9.6494	1,301,878
	02	2012	9.9565	9.8013	1,502,363
	02	2011	10.1129	9.9565	730,672
	02	2010	10.2721	10.1129	866,322
	02	2009	10.4338	10.2721	1,002,303

	03	2018	9.0216	8.9889	34,599
	03	2017	9.1413	9.0216	72,285
	03	2016	9.2892	9.1413	64,084
	03	2015	9.4402	9.2892	71,020
	03	2014	9.5937	9.4402	78,052
	03	2013	9.7497	9.5937	54,481
	03	2012	9.9091	9.7497	50,163
	03	2011	10.0698	9.9091	44,600
	03	2010	10.2336	10.0698	46,457
	03	2009	10.3999	10.2336	41,725

	04	2018	8.8120	8.7668	352,186
	04	2017	8.9424	8.8120	432,504
	04	2016	9.1010	8.9424	516,842
	04	2015	9.2631	9.1010	578,179
	04	2014	9.4281	9.2631	366,861
	04	2013	9.5960	9.4281	456,151
	04	2012	9.7679	9.5960	612,746
	04	2011	9.9414	9.7679	403,726
	04	2010	10.1185	9.9414	519,584
	04	2009	10.2987	10.1185	625,782

	05	2018	8.7433	8.6939	4,616
	05	2017	8.8773	8.7433	7,006
	05	2016	9.0393	8.8773	6,452
	05	2015	9.2049	9.0393	10,771
	05	2014	9.3736	9.2049	11,013
	05	2013	9.5454	9.3736	15,449
	05	2012	9.7214	9.5454	13,808
	05	2011	9.8990	9.7214	13,622
	05	2010	10.0805	9.8990	16,011
	05	2009	10.2652	10.0805	14,414

	06	2018	8.5398	8.4788	2,865
	06	2017	8.6837	8.5398	6,394
	06	2016	8.8557	8.6837	8,158
	06	2015	9.0318	8.8557	10,380
	06	2014	9.2114	9.0318	16,795
	06	2013	9.3946	9.2114	43,484
	06	2012	9.5825	9.3946	49,294
	06	2011	9.7725	9.5825	43,057

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2010	9.9669	9.7725	48,851
	06	2009	10.1651	9.9669	196,761

	07	2018	8.5589	8.4934	1,767
	07	2017	8.7075	8.5589	2,348
	07	2016	8.8845	8.7075	2,355
	07	2015	9.0657	8.8845	2,439
	07	2014	9.2508	9.0657	2,710
	07	2013	9.4396	9.2508	12,879
	07	2012	9.6333	9.4396	19,006
	07	2011	9.8293	9.6333	38,613
	07	2010	10.0300	9.8293	72,086
	07	2009	10.2346	10.0300	58,529

	08	2018	8.3066	8.2263	0
	08	2017	8.4679	8.3066	0
	08	2016	8.6577	8.4679	0
	08	2015	8.8525	8.6577	0
	08	2014	9.0516	8.8525	0
	08	2013	9.2552	9.0516	65
	08	2012	9.4646	9.2552	831
	08	2011	9.6770	9.4646	1,679
	08	2010	9.8947	9.6770	1,854
	08	2009	10.1172	9.8947	2,921

MFS Research International Portfolio, Service Class	01	2018	25.9667	21.9471	202,309
	01	2017	20.5785	25.9667	219,113
	01	2016	21.0524	20.5785	313,912
	01	2015	21.8199	21.0524	348,046
	01	2014	23.8240	21.8199	409,410
	01	2013	20.3327	23.8240	469,889
	01	2012	17.7257	20.3327	525,351
	01	2011	20.2023	17.7257	653,247
	01	2010	18.5599	20.2023	690,065
	01	2009	14.4167	18.5599	711,488

	02	2018	25.1675	21.2287	66,252
	02	2017	19.9852	25.1675	72,288
	02	2016	20.4870	19.9852	98,816
	02	2015	21.2770	20.4870	114,328
	02	2014	23.2785	21.2770	139,549
	02	2013	19.9075	23.2785	158,338
	02	2012	17.3903	19.9075	201,704
	02	2011	19.8604	17.3903	236,665
	02	2010	18.2828	19.8604	252,775
	02	2009	14.2303	18.2828	285,653

	03	2018	24.9716	21.0529	9,999
	03	2017	19.8396	24.9716	10,653
	03	2016	20.3480	19.8396	13,548
	03	2015	21.1434	20.3480	26,732

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	23.1441	21.1434	28,644
	03	2013	19.8026	23.1441	26,748
	03	2012	17.3075	19.8026	28,190
	03	2011	19.7758	17.3075	37,128
	03	2010	18.2142	19.7758	37,814
	03	2009	14.1841	18.2142	41,779

	04	2018	24.3916	20.5327	56,692
	04	2017	19.4080	24.3916	60,452
	04	2016	19.9358	19.4080	73,209
	04	2015	20.7467	19.9358	111,692
	04	2014	22.7445	20.7467	115,682
	04	2013	19.4904	22.7445	136,792
	04	2012	17.0608	19.4904	174,582
	04	2011	19.5237	17.0608	211,447
	04	2010	18.0094	19.5237	255,573
	04	2009	14.0461	18.0094	366,949

	05	2018	24.2015	20.3621	322
	05	2017	19.2666	24.2015	298
	05	2016	19.8006	19.2666	328
	05	2015	20.6164	19.8006	302
	05	2014	22.6132	20.6164	290
	05	2013	19.3877	22.6132	2,109
	05	2012	16.9796	19.3877	2,438
	05	2011	19.4405	16.9796	2,746
	05	2010	17.9418	19.4405	2,699
	05	2009	14.0004	17.9418	3,225

	06	2018	23.6383	19.8583	4,527
	06	2017	18.8465	23.6383	10,773
	06	2016	19.3985	18.8465	11,287
	06	2015	20.2287	19.3985	11,542
	06	2014	22.2219	20.2287	11,167
	06	2013	19.0813	22.2219	11,853
	06	2012	16.7370	19.0813	12,092
	06	2011	19.1921	16.7370	14,308
	06	2010	17.7395	19.1921	15,318
	06	2009	13.8638	17.7395	14,921

	07	2018	22.4144	18.8205	0
	07	2017	17.8797	22.4144	0
	07	2016	18.4127	17.8797	0
	07	2015	19.2106	18.4127	0
	07	2014	21.1143	19.2106	0
	07	2013	18.1395	21.1143	1,814
	07	2012	15.9190	18.1395	3,899
	07	2011	18.2635	15.9190	5,462
	07	2010	16.8899	18.2635	6,371
	07	2009	13.2065	16.8899	11,950

	08	2018	21.7537	18.2287	0
	08	2017	17.3878	21.7537	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	17.9428	17.3878	0
	08	2015	18.7586	17.9428	0
	08	2014	20.6597	18.7586	0
	08	2013	17.7853	20.6597	134
	08	2012	15.6403	17.7853	129
	08	2011	17.9804	15.6403	129
	08	2010	16.6620	17.9804	121
	08	2009	13.0551	16.6620	8,802

MFS Strategic Income Portfolio, Service Class	01	2018	18.8187	18.1729	2,945
	01	2017	18.0149	18.8187	3,036
	01	2016	16.9086	18.0149	3,561
	01	2015	17.5008	16.9086	3,407
	01	2014	17.2257	17.5008	3,854
	01	2013	17.2745	17.2257	4,050
	01	2012	15.8780	17.2745	8,844
	01	2011	15.4303	15.8780	9,760
	01	2010	14.2135	15.4303	14,635
	01	2009	11.3233	14.2135	15,189

	02	2018	18.2396	17.5782	7,705
	02	2017	17.4956	18.2396	9,098
	02	2016	16.4546	17.4956	2,009
	02	2015	17.0654	16.4546	2,863
	02	2014	16.8313	17.0654	2,944
	02	2013	16.9133	16.8313	3,008
	02	2012	15.5778	16.9133	3,600
	02	2011	15.1692	15.5778	5,104
	02	2010	14.0013	15.1692	4,254
	02	2009	11.1769	14.0013	9,471

	03	2018	18.0977	17.4326	231
	03	2017	17.3682	18.0977	250
	03	2016	16.3430	17.3682	392
	03	2015	16.9584	16.3430	418
	03	2014	16.7342	16.9584	1,363
	03	2013	16.8243	16.7342	1,479
	03	2012	15.5036	16.8243	1,829
	03	2011	15.1046	15.5036	524
	03	2010	13.9488	15.1046	556
	03	2009	11.1406	13.9488	1,242

	04	2018	17.6774	17.0020	2,809
	04	2017	16.9904	17.6774	2,935
	04	2016	16.0119	16.9904	3,327
	04	2015	16.6402	16.0119	3,544
	04	2014	16.4453	16.6402	4,880
	04	2013	16.5591	16.4453	5,588
	04	2012	15.2827	16.5591	9,370
	04	2011	14.9120	15.2827	9,201
	04	2010	13.7920	14.9120	7,778
	04	2009	11.0322	13.7920	12,710

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2018	17.5396	16.8607	0
	05	2017	16.8667	17.5396	0
	05	2016	15.9034	16.8667	0
	05	2015	16.5358	15.9034	0
	05	2014	16.3504	16.5358	0
	05	2013	16.4719	16.3504	0
	05	2012	15.2099	16.4719	0
	05	2011	14.8486	15.2099	0
	05	2010	13.7403	14.8486	0
	05	2009	10.9964	13.7403	0

	06	2018	17.1315	16.4430	0
	06	2017	16.4990	17.1315	0
	06	2016	15.5805	16.4990	0
	06	2015	16.2248	15.5805	0
	06	2014	16.0675	16.2248	0
	06	2013	16.2116	16.0675	0
	06	2012	14.9927	16.2116	0
	06	2011	14.6588	14.9927	0
	06	2010	13.5854	14.6588	0
	06	2009	10.8891	13.5854	0

	07	2018	15.4240	14.7972	0
	07	2017	14.8620	15.4240	0
	07	2016	14.0418	14.8620	0
	07	2015	14.6300	14.0418	0
	07	2014	14.4955	14.6300	0
	07	2013	14.6330	14.4955	0
	07	2012	13.5397	14.6330	0
	07	2011	13.2450	13.5397	0
	07	2010	12.2814	13.2450	0
	07	2009	9.8489	12.2814	0

	08	2018	14.9694	14.3319	0
	08	2017	14.4532	14.9694	0
	08	2016	13.6835	14.4532	0
	08	2015	14.2858	13.6835	0
	08	2014	14.1835	14.2858	0
	08	2013	14.3473	14.1835	0
	08	2012	13.3027	14.3473	0
	08	2011	13.0396	13.3027	0
	08	2010	12.1157	13.0396	0
	08	2009	9.7359	12.1157	0

MFS Total Return Series, Service Class	01	2018	13.3063	12.3555	3,737,356
	01	2017	12.0397	13.3063	4,485,061
	01	2016	11.2158	12.0397	5,544,756
	01	2015	11.4355	11.2158	6,570,927
	01	2014	10.7099	11.4355	7,701,657
	01	2013	10.0000	10.7099	8,692,472

	02	2018	13.1890	12.2219	963,661
	02	2017	11.9575	13.1890	1,108,800

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	11.1618	11.9575	1,293,940
	02	2015	11.4036	11.1618	1,641,278
	02	2014	10.7018	11.4036	2,093,669
	02	2013	10.0000	10.7018	2,572,973

	03	2018	13.1598	12.1887	748,270
	03	2017	11.9371	13.1598	147,804
	03	2016	11.1484	11.9371	169,702
	03	2015	11.3957	11.1484	182,475
	03	2014	10.6997	11.3957	191,886
	03	2013	10.0000	10.6997	194,505

	04	2018	13.0725	12.0895	359,674
	04	2017	11.8758	13.0725	535,236
	04	2016	11.1081	11.8758	660,890
	04	2015	11.3718	11.1081	876,313
	04	2014	10.6936	11.3718	975,305
	04	2013	10.0000	10.6936	1,317,643

	05	2018	13.0435	12.0563	25,364
	05	2017	11.8555	13.0435	25,395
	05	2016	11.0947	11.8555	25,402
	05	2015	11.3639	11.0947	26,290
	05	2014	10.6916	11.3639	43,842
	05	2013	10.0000	10.6916	44,763

	06	2018	12.9569	11.9583	10,372
	06	2017	11.7944	12.9569	12,818
	06	2016	11.0545	11.7944	13,025
	06	2015	11.3400	11.0545	19,679
	06	2014	10.6854	11.3400	22,625
	06	2013	10.0000	10.6854	106,044

	07	2018	12.9280	11.9256	5,307
	07	2017	11.7741	12.9280	12,208
	07	2016	11.0411	11.7741	15,525
	07	2015	11.3320	11.0411	17,642
	07	2014	10.6834	11.3320	19,695
	07	2013	10.0000	10.6834	20,818

	08	2018	12.8132	11.7957	0
	08	2017	11.6931	12.8132	0
	08	2016	10.9876	11.6931	0
	08	2015	11.3002	10.9876	0
	08	2014	10.6752	11.3002	0
	08	2013	10.0000	10.6752	12,275

MFS Growth Series, Service Class	01	2018	44.1732	44.6256	41,410
	01	2017	34.1570	44.1732	48,338
	01	2016	33.8861	34.1570	61,355
	01	2015	32.0125	33.8861	70,747
	01	2014	29.8576	32.0125	64,811
	01	2013	22.1738	29.8576	55,994
	01	2012	10.0000	22.1738	79,663

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	42.8140	43.1653	33,496
	02	2017	33.1724	42.8140	39,092
	02	2016	32.9762	33.1724	34,190
	02	2015	31.2162	32.9762	14,457
	02	2014	29.1740	31.2162	27,669
	02	2013	21.7101	29.1740	31,243
	02	2012	10.0000	21.7101	46,204

	03	2018	42.4807	42.8077	2,063
	03	2017	32.9306	42.4807	2,396
	03	2016	32.7525	32.9306	2,541
	03	2015	31.0201	32.7525	2,324
	03	2014	29.0055	31.0201	2,838
	03	2013	21.5957	29.0055	3,011
	03	2012	10.0000	21.5957	2,495

	04	2018	41.4942	41.7503	5,621
	04	2017	32.2144	41.4942	5,450
	04	2016	32.0891	32.2144	7,618
	04	2015	30.4382	32.0891	5,183
	04	2014	28.5048	30.4382	6,300
	04	2013	21.2553	28.5048	8,466
	04	2012	10.0000	21.2553	8,392

	05	2018	41.1708	41.4033	629
	05	2017	31.9797	41.1708	629
	05	2016	31.8714	31.9797	629
	05	2015	30.2471	31.8714	629
	05	2014	28.3403	30.2471	628
	05	2013	21.1433	28.3403	628
	05	2012	10.0000	21.1433	628

	06	2018	40.2128	40.3790	0
	06	2017	31.2824	40.2128	0
	06	2016	31.2243	31.2824	0
	06	2015	29.6782	31.2243	0
	06	2014	27.8498	29.6782	0
	06	2013	20.8091	27.8498	0
	06	2012	10.0000	20.8091	0

	07	2018	34.2790	34.4033	0
	07	2017	26.6799	34.2790	0
	07	2016	26.6439	26.6799	0
	07	2015	25.3376	26.6439	0
	07	2014	23.7888	25.3376	0
	07	2013	17.7838	23.7888	0
	07	2012	10.0000	17.7838	0

	08	2018	33.2688	33.3215	0
	08	2017	25.9459	33.2688	0
	08	2016	25.9639	25.9459	0
	08	2015	24.7415	25.9639	0
	08	2014	23.2766	24.7415	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2013	17.4366	23.2766	0
	08	2012	10.0000	17.4366	0

MFS Research Series, Service Class	01	2018	18.7592	17.6492	1,102,611
	01	2017	15.4503	18.7592	1,381,729
	01	2016	14.4362	15.4503	2,060,415
	01	2015	14.5564	14.4362	2,529,961
	01	2014	13.4221	14.5564	2,922,312
	01	2013	10.3073	13.4221	3,338,494
	01	2012	10.0000	10.3073	3,966,972

	02	2018	18.5659	17.4321	322,711
	02	2017	15.3218	18.5659	381,136
	02	2016	14.3452	15.3218	478,300
	02	2015	14.4941	14.3452	602,405
	02	2014	13.3918	14.4941	674,386
	02	2013	10.3049	13.3918	757,638
	02	2012	10.0000	10.3049	899,686

	03	2018	18.5180	17.3784	20,077
	03	2017	15.2899	18.5180	20,135
	03	2016	14.3226	15.2899	28,311
	03	2015	14.4786	14.3226	36,296
	03	2014	13.3842	14.4786	37,002
	03	2013	10.3043	13.3842	39,252
	03	2012	10.0000	10.3043	46,205

	04	2018	18.3744	17.2175	79,264
	04	2017	15.1942	18.3744	94,657
	04	2016	14.2547	15.1942	122,228
	04	2015	14.4320	14.2547	136,807
	04	2014	13.3615	14.4320	179,393
	04	2013	10.3025	13.3615	203,582
	04	2012	10.0000	10.3025	309,116

	05	2018	18.3267	17.1639	0
	05	2017	15.1625	18.3267	0
	05	2016	14.2322	15.1625	0
	05	2015	14.4165	14.2322	0
	05	2014	13.3540	14.4165	0
	05	2013	10.3019	13.3540	0
	05	2012	10.0000	10.3019	0

	06	2018	18.1844	17.0050	0
	06	2017	15.0674	18.1844	0
	06	2016	14.1646	15.0674	0
	06	2015	14.3700	14.1646	0
	06	2014	13.3312	14.3700	0
	06	2013	10.3001	13.3312	0
	06	2012	10.0000	10.3001	0

	07	2018	18.1371	16.9521	0
	07	2017	15.0358	18.1371	0
	07	2016	14.1420	15.0358	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	14.3544	14.1420	0
	07	2014	13.3236	14.3544	0
	07	2013	10.2995	13.3236	0
	07	2012	10.0000	10.2995	1,539

	08	2018	17.9489	16.7421	0
	08	2018	14.9099	17.9489	0
	08	2016	14.0523	14.9099	0
	08	2015	14.2925	14.0523	0
	08	2014	13.2933	14.2925	0
	08	2013	10.2971	13.2933	0
	08	2012	10.0000	10.2971	0

MFS Utilities Series, Service Class	01	2018	10.5437	10.4852	909,198
	01	2017	9.3344	10.5437	1,166,839
	01	2016	8.5064	9.3344	1,492,126
	01	2015	10.1156	8.5064	1,789,654
	01	2014	10.0000	10.1156	1,875,270

	02	2018	10.4714	10.3924	181,961
	02	2017	9.2890	10.4714	243,123
	02	2016	8.4822	9.2890	269,782
	02	2015	10.1074	8.4822	353,492
	02	2014	10.0000	10.1074	374,621

	03	2018	10.4535	10.3693	21,922
	03	2017	9.2777	10.4535	23,665
	03	2016	8.4762	9.2777	25,966
	03	2015	10.1054	8.4762	34,840
	03	2014	10.0000	10.1054	38,594

	04	2018	10.3996	10.3003	152,829
	04	2017	9.2439	10.3996	235,981
	04	2016	8.4582	9.2439	272,794
	04	2015	10.0993	8.4582	347,583
	04	2014	10.0000	10.0993	522,205

	05	2018	10.3816	10.2772	0
	05	2017	9.2326	10.3816	0
	05	2016	8.4522	9.2326	236
	05	2015	10.0972	8.4522	3,027
	05	2014	10.0000	10.0972	3,027

	06	2018	10.3281	10.2088	0
	06	2017	9.1988	10.3281	5,689
	06	2016	8.4341	9.1988	5,680
	06	2015	10.0911	8.4341	5,672
	06	2014	10.0000	10.0911	19,983

	07	2018	10.3103	10.1860	0
	07	2017	9.1875	10.3103	0
	07	2016	8.4281	9.1875	2,662
	07	2015	10.0890	8.4281	2,806
	07	2014	10.0000	10.0890	2,400

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	10.2391	10.0951	0
	08	2017	9.1426	10.2391	0
	08	2016	8.4040	9.1426	0
	08	2015	10.0809	8.4040	0
	08	2014	10.0000	10.0809	0

MFS Value Series, Initial Class	01	2018	19.2957	17.1144	945,483
	01	2017	16.6241	19.2957	1,114,615
	01	2016	14.7705	16.6241	1,396,370
	01	2015	15.0837	14.7705	1,775,254
	01	2014	13.8360	15.0837	2,267,467
	01	2013	10.3212	13.8360	2,986,341
	01	2012	10.0000	10.3212	3,893,390

	02	2018	19.0969	16.9040	412,779
	02	2017	16.4859	19.0969	477,299
	02	2016	14.6775	16.4859	594,153
	02	2015	15.0192	14.6775	737,771
	02	2014	13.8047	15.0192	898,884
	02	2013	10.3188	13.8047	1,178,274
	02	2012	10.0000	10.3188	1,608,484

	03	2018	19.0476	16.8518	28,313
	03	2017	16.4515	19.0476	34,736
	03	2016	14.6543	16.4515	45,028
	03	2015	15.0031	14.6543	79,361
	03	2014	13.7970	15.0031	95,107
	03	2013	10.3182	13.7970	104,472
	03	2012	10.0000	10.3182	114,100

	04	2018	18.8999	16.6958	226,716
	04	2017	16.3486	18.8999	238,037
	04	2016	14.5848	16.3486	255,393
	04	2015	14.9548	14.5848	318,671
	04	2014	13.7735	14.9548	373,961
	04	2013	10.3164	13.7735	560,143
	04	2012	10.0000	10.3164	824,740

	05	2018	18.8509	16.6438	4,769
	05	2017	16.3145	18.8509	7,173
	05	2016	14.5618	16.3145	7,504
	05	2015	14.9387	14.5618	14,688
	05	2014	13.7657	14.9387	15,177
	05	2013	10.3158	13.7657	23,922
	05	2012	10.0000	10.3158	26,376

	06	2018	18.7045	16.4897	8,057
	06	2017	16.2122	18.7045	9,021
	06	2016	14.4926	16.2122	10,842
	06	2015	14.8905	14.4926	15,591
	06	2014	13.7423	14.8905	28,193
	06	2013	10.3140	13.7423	54,360
	06	2012	10.0000	10.3140	74,239

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2018	18.6559	16.4385	1,609
	07	2017	16.1781	18.6559	2,167
	07	2016	14.4696	16.1781	2,512
	07	2015	14.8744	14.4696	3,015
	07	2014	13.7345	14.8744	3,399
	07	2013	10.3134	13.7345	18,410
	07	2012	10.0000	10.3134	41,800

	08	2018	18.4623	16.2348	0
	08	2017	16.0426	18.4623	0
	08	2016	14.3778	16.0426	0
	08	2015	14.8103	14.3778	0
	08	2014	13.7032	14.8103	0
	08	2013	10.3110	13.7032	552
	08	2012	10.0000	10.3110	2,716

MFS Value Series, Service Class	01	2018	19.0549	16.8501	887,369
	01	2017	16.4590	19.0549	1,075,350
	01	2016	14.6642	16.4590	1,386,603
	01	2015	15.0050	14.6642	1,763,581
	01	2014	13.8022	15.0050	2,144,830
	01	2013	10.3181	13.8022	208,078
	01	2012	10.0000	10.3181	238,936

	02	2018	18.8587	16.6429	258,677
	02	2017	16.3222	18.8587	293,688
	02	2016	14.5718	16.3222	370,688
	02	2015	14.9407	14.5718	430,849
	02	2014	13.7710	14.9407	609,023
	02	2013	10.3157	13.7710	50,122
	02	2012	10.0000	10.3157	65,072

	03	2018	18.8099	16.5916	29,838
	03	2017	16.2882	18.8099	30,395
	03	2016	14.5488	16.2882	33,059
	03	2015	14.9247	14.5488	50,651
	03	2014	13.7632	14.9247	56,025
	03	2013	10.3151	13.7632	0
	03	2012	10.0000	10.3151	0

	04	2018	18.6641	16.4380	196,084
	04	2017	16.1863	18.6641	211,844
	04	2016	14.4798	16.1863	263,258
	04	2015	14.8767	14.4798	305,235
	04	2014	13.7398	14.8767	343,330
	04	2013	10.3133	13.7398	43,988
	04	2012	10.0000	10.3133	53,260

	05	2018	18.6156	16.3869	417
	05	2017	16.1525	18.6156	417
	05	2016	14.4570	16.1525	417
	05	2015	14.8607	14.4570	418
	05	2014	13.7321	14.8607	417

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2013	10.3127	13.7321	0
	05	2012	10.0000	10.3127	0

	06	2018	18.4711	16.2351	0
	06	2017	16.0512	18.4711	19,425
	06	2016	14.3883	16.0512	19,396
	06	2015	14.8127	14.3883	19,522
	06	2014	13.7087	14.8127	19,514
	06	2013	10.3109	13.7087	0
	06	2012	10.0000	10.3109	0

	07	2018	18.4231	16.1846	145
	07	2017	16.0175	18.4231	273
	07	2016	14.3654	16.0175	315
	07	2015	14.7968	14.3654	384
	07	2014	13.7009	14.7968	419
	07	2013	10.3103	13.7009	0
	07	2012	10.0000	10.3103	0

	08	2018	18.2319	15.9841	0
	08	2017	15.8834	18.2319	0
	08	2016	14.2742	15.8834	0
	08	2015	14.7329	14.2742	0
	08	2014	13.6697	14.7329	0
	08	2013	10.3079	13.6697	0
	08	2012	10.0000	10.3079	0

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2018	20.0918	18.7587	399,178
	01	2017	17.7560	20.0918	522,187
	01	2016	14.9265	17.7560	638,805
	01	2015	15.8238	14.9265	893,230
	01	2014	14.9856	15.8238	1,110,712
	01	2013	10.4523	14.9856	1,337,331
	01	2012	9.2628	10.4523	1,675,256
	01	2011	9.8933	9.2628	1,831,322
	01	2010	8.0828	9.8933	2,022,278
	01	2009	6.0027	8.0828	2,410,102

	02	2018	19.6553	18.3142	149,447
	02	2017	17.4052	19.6553	180,945
	02	2016	14.6613	17.4052	216,044
	02	2015	15.5742	14.6613	290,182
	02	2014	14.7792	15.5742	341,213
	02	2013	10.3293	14.7792	533,774
	02	2012	9.1725	10.3293	569,575
	02	2011	9.8167	9.1725	612,048
	02	2010	8.0365	9.8167	698,782
	02	2009	5.9805	8.0365	857,989

	03	2018	19.5477	18.2047	5,134
	03	2017	17.3185	19.5477	7,331
	03	2016	14.5957	17.3185	11,076

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	15.5124	14.5957	14,340
	03	2014	14.7281	15.5124	15,723
	03	2013	10.2988	14.7281	17,941
	03	2012	9.1500	10.2988	23,338
	03	2011	9.7976	9.1500	22,119
	03	2010	8.0249	9.7976	26,044
	03	2009	5.9749	8.0249	33,702

	04	2018	19.2276	17.8794	45,599
	04	2017	17.0606	19.2276	51,570
	04	2016	14.4003	17.0606	58,904
	04	2015	15.3281	14.4003	76,863
	04	2014	14.5753	15.3281	89,588
	04	2013	10.2075	14.5753	121,417
	04	2012	9.0829	10.2075	155,661
	04	2011	9.7405	9.0829	164,253
	04	2010	7.9904	9.7405	182,774
	04	2009	5.9582	7.9904	222,692

	05	2018	19.1222	17.7722	39
	05	2017	16.9758	19.1222	45
	05	2016	14.3360	16.9758	49
	05	2015	15.2674	14.3360	61
	05	2014	14.5249	15.2674	65
	05	2013	10.1774	14.5249	0
	05	2012	9.0607	10.1774	79
	05	2011	9.7217	9.0607	0
	05	2010	7.9789	9.7217	0
	05	2009	5.9527	7.9789	0

	06	2018	18.8085	17.4543	0
	06	2017	16.7224	18.8085	0
	06	2016	14.1436	16.7224	0
	06	2015	15.0855	14.1436	0
	06	2014	14.3739	15.0855	0
	06	2013	10.0870	14.3739	0
	06	2012	8.9940	10.0870	0
	06	2011	9.6649	8.9940	0
	06	2010	7.9444	9.6649	0
	06	2009	5.9360	7.9444	0

	07	2018	18.7049	17.3493	0
	07	2017	16.6386	18.7049	0
	07	2016	14.0799	16.6386	0
	07	2015	15.0253	14.0799	0
	07	2014	14.3238	15.0253	0
	07	2013	10.0569	14.3238	0
	07	2012	8.9718	10.0569	0
	07	2011	9.6460	8.9718	181
	07	2010	7.9329	9.6460	2,221
	07	2009	5.9305	7.9329	2,608

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	18.2956	16.9353	0
	08	2017	16.3075	18.2956	0
	08	2016	13.8280	16.3075	0
	08	2015	14.7866	13.8280	0
	08	2014	14.1251	14.7866	0
	08	2013	9.9377	14.1251	74
	08	2012	8.8837	9.9377	98
	08	2011	9.5707	8.8837	104
	08	2010	7.8871	9.5707	153
	08	2009	5.9083	7.8871	187

MFS Conservative Allocation Portfolio, Service Class	01	2018	16.6022	15.8983	4,520,063
	01	2017	15.1284	16.6022	5,673,103
	01	2016	14.6432	15.1284	7,158,280
	01	2015	14.9165	14.6432	8,240,591
	01	2014	14.4817	14.9165	9,052,260
	01	2013	13.4043	14.4817	10,100,290
	01	2012	12.4992	13.4043	11,262,996
	01	2011	12.5907	12.4992	12,273,762
	01	2010	11.6404	12.5907	12,035,278
	01	2009	9.8977	11.6404	5,118,489

	02	2018	16.2955	15.5732	435,132
	02	2017	14.8788	16.2955	471,558
	02	2016	14.4309	14.8788	613,035
	02	2015	14.7300	14.4309	818,489
	02	2014	14.3297	14.7300	793,182
	02	2013	13.2905	14.3297	900,763
	02	2012	12.4184	13.2905	1,110,682
	02	2011	12.5347	12.4184	1,214,263
	02	2010	11.6121	12.5347	1,304,446
	02	2009	9.8937	11.6121	1,187,261

	03	2018	16.2197	15.4930	10,621
	03	2017	14.8171	16.2197	10,676
	03	2016	14.3782	14.8171	14,302
	03	2015	14.6838	14.3782	21,152
	03	2014	14.2920	14.6838	26,230
	03	2013	13.2622	14.2920	29,850
	03	2012	12.3983	13.2622	30,209
	03	2011	12.5207	12.3983	33,018
	03	2010	11.6051	12.5207	34,081
	03	2009	9.8927	11.6051	33,601

	04	2018	15.9940	15.2542	816,626
	04	2017	14.6329	15.9940	1,026,336
	04	2016	14.2212	14.6329	1,310,252
	04	2015	14.5455	14.2212	1,448,249
	04	2014	14.1790	14.5455	1,584,541
	04	2013	13.1775	14.1790	1,808,923
	04	2012	12.3381	13.1775	2,204,411

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2011	12.4788	12.3381	2,438,034
	04	2010	11.5839	12.4788	2,422,289
	04	2009	9.8897	11.5839	517,901

	05	2018	15.9194	15.1752	0
	05	2017	14.5721	15.9194	0
	05	2016	14.1693	14.5721	0
	05	2015	14.4998	14.1693	0
	05	2014	14.1417	14.4998	11,955
	05	2013	13.1495	14.1417	11,955
	05	2012	12.3181	13.1495	11,955
	05	2011	12.4649	12.3181	13,169
	05	2010	11.5769	12.4649	13,179
	05	2009	9.8888	11.5769	13,190

	06	2018	15.6975	14.9411	1,664
	06	2017	14.3905	15.6975	2,389
	06	2016	14.0142	14.3905	3,037
	06	2015	14.3631	14.0142	0
	06	2014	14.0297	14.3631	0
	06	2013	13.0653	14.0297	0
	06	2012	12.2581	13.0653	0
	06	2011	12.4231	12.2581	0
	06	2010	11.5557	12.4231	0
	06	2009	9.8858	11.5557	0

	07	2018	15.6239	14.8636	0
	07	2017	14.3303	15.6239	0
	07	2016	13.9627	14.3303	0
	07	2015	14.3176	13.9627	0
	07	2014	13.9924	14.3176	0
	07	2013	13.0373	13.9924	0
	07	2012	12.2381	13.0373	0
	07	2011	12.4092	12.2381	1,040
	07	2010	11.5486	12.4092	0
	07	2009	9.8848	11.5486	0

	08	2018	15.3332	14.5574	0
	08	2017	14.0922	15.3332	0
	08	2016	13.7587	14.0922	0
	08	2015	14.1373	13.7587	0
	08	2014	13.8445	14.1373	0
	08	2013	12.9259	13.8445	0
	08	2012	12.1584	12.9259	0
	08	2011	12.3536	12.1584	0
	08	2010	11.5204	12.3536	0
	08	2009	9.8808	11.5204	0

MFS Global Real Estate Portfolio, Initial Class	01	2018	29.4215	28.1431	6,102
	01	2017	26.3141	29.4215	6,875
	01	2016	24.7122	26.3141	8,787
	01	2015	24.8652	24.7122	10,901
	01	2014	21.8002	24.8652	12,898

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2013	21.0491	21.8002	17,093
	01	2012	16.4100	21.0491	15,493
	01	2011	18.0008	16.4100	21,739
	01	2010	15.8282	18.0008	27,451
	01	2009	12.3342	15.8282	35,261

	02	2018	28.5160	27.2220	4,613
	02	2017	25.5555	28.5160	6,348
	02	2016	24.0485	25.5555	7,226
	02	2015	24.2466	24.0485	8,310
	02	2014	21.3010	24.2466	9,386
	02	2013	20.6089	21.3010	11,085
	02	2012	16.0995	20.6089	13,268
	02	2011	17.6961	16.0995	19,271
	02	2010	15.5919	17.6961	25,517
	02	2009	12.1747	15.5919	42,764

	03	2018	28.2940	26.9965	2,729
	03	2017	25.3693	28.2940	2,905
	03	2016	23.8854	25.3693	3,309
	03	2015	24.0943	23.8854	4,938
	03	2014	21.1779	24.0943	5,237
	03	2013	20.5002	21.1779	5,401
	03	2012	16.0228	20.5002	2,760
	03	2011	17.6207	16.0228	3,324
	03	2010	15.5333	17.6207	4,254
	03	2009	12.1351	15.5333	4,690

	04	2018	27.6369	26.3295	9,132
	04	2017	24.8174	27.6369	11,003
	04	2016	23.4014	24.8174	12,278
	04	2015	23.6422	23.4014	13,008
	04	2014	20.8123	23.6422	14,199
	04	2013	20.1770	20.8123	17,756
	04	2012	15.7944	20.1770	25,278
	04	2011	17.3960	15.7944	37,349
	04	2010	15.3586	17.3960	49,175
	04	2009	12.0170	15.3586	68,009

	05	2018	27.4215	26.1107	0
	05	2017	24.6366	27.4215	0
	05	2016	23.2427	24.6366	0
	05	2015	23.4938	23.2427	0
	05	2014	20.6921	23.4938	27
	05	2013	20.0707	20.6921	489
	05	2012	15.7192	20.0707	0
	05	2011	17.3219	15.7192	0
	05	2010	15.3009	17.3219	0
	05	2009	11.9779	15.3009	266

	06	2018	26.7833	25.4647	0
	06	2017	24.0944	26.7833	0
	06	2016	22.7707	24.0944	119

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	23.0519	22.7707	230
	06	2014	20.3340	23.0519	260
	06	2013	19.7535	20.3340	1,925
	06	2012	15.4946	19.7535	3,497
	06	2011	17.1005	15.4946	4,223
	06	2010	15.1284	17.1005	4,857
	06	2009	11.8610	15.1284	5,714

	07	2018	24.1393	22.9392	293
	07	2017	21.7313	24.1393	421
	07	2016	20.5436	21.7313	467
	07	2015	20.8079	20.5436	532
	07	2014	18.3640	20.8079	589
	07	2013	17.8489	18.3640	1,265
	07	2012	14.0077	17.8489	4,279
	07	2011	15.4675	14.0077	6,520
	07	2010	13.6907	15.4675	9,362
	07	2009	10.7393	13.6907	14,007

	08	2018	23.4278	22.2178	0
	08	2017	21.1334	23.4278	0
	08	2016	20.0193	21.1334	0
	08	2015	20.3183	20.0193	0
	08	2014	17.9686	20.3183	0
	08	2013	17.5003	17.9686	0
	08	2012	13.7624	17.5003	419
	08	2011	15.2276	13.7624	867
	08	2010	13.5059	15.2276	896
	08	2009	10.6161	13.5059	1,293

MFS Global Real Estate Portfolio, Service Class	01	2018	19.9308	19.0053	382,265
	01	2017	17.8676	19.9308	497,534
	01	2016	16.8166	17.8676	614,149
	01	2015	16.9671	16.8166	736,497
	01	2014	14.9157	16.9671	907,669
	01	2013	14.4321	14.9157	1,171,117
	01	2012	11.2920	14.4321	1,213,742
	01	2011	12.4068	11.2920	1,559,680
	01	2010	10.9414	12.4068	1,646,441
	01	2009	8.5432	10.9414	1,722,112

	02	2018	19.3761	18.4391	127,307
	02	2017	17.4052	19.3761	158,581
	02	2016	16.4147	17.4052	196,344
	02	2015	16.5952	16.4147	245,062
	02	2014	14.6184	16.5952	289,871
	02	2013	14.1732	14.6184	381,974
	02	2012	11.1121	14.1732	412,882
	02	2011	12.2338	11.1121	554,602
	02	2010	10.8108	12.2338	596,003
	02	2009	8.4584	10.8108	634,325

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2018	19.2399	18.3002	9,757
	03	2017	17.2914	19.2399	12,178
	03	2016	16.3156	17.2914	15,231
	03	2015	16.5035	16.3156	28,029
	03	2014	14.5449	16.5035	32,604
	03	2013	14.1092	14.5449	37,189
	03	2012	11.0675	14.1092	37,572
	03	2011	12.1909	11.0675	55,306
	03	2010	10.7784	12.1909	60,163
	03	2009	8.4373	10.7784	63,777

	04	2018	18.8360	17.8889	70,722
	04	2017	16.9540	18.8360	81,875
	04	2016	16.0217	16.9540	101,645
	04	2015	16.2308	16.0217	119,573
	04	2014	14.3265	16.2308	121,280
	04	2013	13.9185	14.3265	172,623
	04	2012	10.9347	13.9185	197,064
	04	2011	12.0630	10.9347	259,932
	04	2010	10.6815	12.0630	303,293
	04	2009	8.3742	10.6815	349,473

	05	2018	18.7033	17.7537	1,396
	05	2017	16.8432	18.7033	2,227
	05	2016	15.9250	16.8432	2,237
	05	2015	16.1411	15.9250	4,698
	05	2014	14.2545	16.1411	4,724
	05	2013	13.8556	14.2545	7,102
	05	2012	10.8908	13.8556	7,274
	05	2011	12.0207	10.8908	8,691
	05	2010	10.6494	12.0207	9,115
	05	2009	8.3533	10.6494	10,753

	06	2018	18.3098	17.3540	3,404
	06	2017	16.5136	18.3098	3,794
	06	2016	15.6373	16.5136	3,985
	06	2015	15.8738	15.6373	5,226
	06	2014	14.0399	15.8738	10,036
	06	2013	13.6678	14.0399	15,610
	06	2012	10.7597	13.6678	14,389
	06	2011	11.8941	10.7597	20,645
	06	2010	10.5535	11.8941	22,919
	06	2009	8.2907	10.5535	30,281

	07	2018	18.1802	17.2224	113
	07	2017	16.4049	18.1802	170
	07	2016	15.5423	16.4049	198
	07	2015	15.7854	15.5423	232
	07	2014	13.9689	15.7854	248
	07	2013	13.6057	13.9689	4,354
	07	2012	10.7163	13.6057	5,723
	07	2011	11.8522	10.7163	7,568
	07	2010	10.5216	11.8522	11,744
	07	2009	8.2699	10.5216	16,023

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	17.6706	16.7057	0
	08	2017	15.9774	17.6706	0
	08	2016	15.1682	15.9774	0
	08	2015	15.4370	15.1682	0
	08	2014	13.6885	15.4370	0
	08	2013	13.3598	13.6885	211
	08	2012	10.5443	13.3598	189
	08	2011	11.6858	10.5443	216
	08	2010	10.3951	11.6858	234
	08	2009	8.1872	10.3951	409

MFS Growth Allocation Portfolio, Service Class	01	2018	23.1675	21.6057	3,045,427
	01	2017	19.6492	23.1675	3,622,946
	01	2016	18.6258	19.6492	4,572,505
	01	2015	18.8247	18.6258	5,626,861
	01	2014	18.1674	18.8247	6,106,215
	01	2013	15.0480	18.1674	6,619,281
	01	2012	13.5723	15.0480	7,221,466
	01	2011	14.3162	13.5723	7,752,133
	01	2010	12.7730	14.3162	7,902,694
	01	2009	10.2150	12.7730	6,648,385

	02	2018	22.7395	21.1639	671,375
	02	2017	19.3250	22.7395	766,346
	02	2016	18.3566	19.3250	948,657
	02	2015	18.5893	18.3566	1,189,418
	02	2014	17.9767	18.5893	1,255,278
	02	2013	14.9203	17.9767	1,386,431
	02	2012	13.4846	14.9203	1,467,394
	02	2011	14.2526	13.4846	1,503,893
	02	2010	12.7420	14.2526	1,530,330
	02	2009	10.2109	12.7420	1,499,235

	03	2018	22.6338	21.0549	19,834
	03	2017	19.2448	22.6338	27,497
	03	2016	18.2887	19.2448	29,091
	03	2015	18.5309	18.2887	33,733
	03	2014	17.9294	18.5309	24,051
	03	2013	14.8886	17.9294	25,202
	03	2012	13.4627	14.8886	26,521
	03	2011	14.2367	13.4627	27,992
	03	2010	12.7342	14.2367	29,052
	03	2009	10.2098	12.7342	29,062

	04	2018	22.3188	20.7304	330,809
	04	2017	19.0055	22.3188	399,725
	04	2016	18.0889	19.0055	498,840
	04	2015	18.3565	18.0889	589,987
	04	2014	17.7877	18.3565	718,277
	04	2013	14.7935	17.7877	746,383
	04	2012	13.3973	14.7935	748,441
	04	2011	14.1891	13.3973	790,871

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2010	12.7110	14.1891	795,937
	04	2009	10.2068	12.7110	602,196

	05	2018	22.2146	20.6229	0
	05	2017	18.9266	22.2146	0
	05	2016	18.0229	18.9266	0
	05	2015	18.2988	18.0229	0
	05	2014	17.7408	18.2988	0
	05	2013	14.7620	17.7408	0
	05	2012	13.3756	14.7620	0
	05	2011	14.1733	13.3756	0
	05	2010	12.7032	14.1733	0
	05	2009	10.2057	12.7032	0

	06	2018	21.9049	20.3048	0
	06	2017	18.6907	21.9049	0
	06	2016	17.8256	18.6907	0
	06	2015	18.1262	17.8256	0
	06	2014	17.6003	18.1262	0
	06	2013	14.6675	17.6003	0
	06	2012	13.3104	14.6675	0
	06	2011	14.1257	13.3104	0
	06	2010	12.6800	14.1257	0
	06	2009	10.2027	12.6800	0

	07	2018	21.8024	20.1995	0
	07	2017	18.6126	21.8024	0
	07	2016	17.7601	18.6126	0
	07	2015	18.0688	17.7601	0
	07	2014	17.5536	18.0688	0
	07	2013	14.6360	17.5536	0
	07	2012	13.2887	14.6360	0
	07	2011	14.1099	13.2887	0
	07	2010	12.6722	14.1099	0
	07	2009	10.2016	12.6722	0

	08	2018	21.3967	19.7834	0
	08	2017	18.3033	21.3967	0
	08	2016	17.5007	18.3033	0
	08	2015	17.8413	17.5007	0
	08	2014	17.3681	17.8413	0
	08	2013	14.5109	17.3681	0
	08	2012	13.2022	14.5109	0
	08	2011	14.0467	13.2022	0
	08	2010	12.6413	14.0467	0
	08	2009	10.1975	12.6413	0

MFS Inflation-Adjusted Bond Portfolio, Service Class	01	2018	12.7035	11.9423	1,343,497
	01	2017	11.9240	12.7035	1,743,810
	01	2016	11.8061	11.9240	2,030,334
	01	2015	12.6328	11.8061	2,178,140

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	12.3807	12.6328	2,447,108
	01	2013	13.2504	12.3807	2,624,488
	01	2012	12.5047	13.2504	2,761,199
	01	2011	11.3458	12.5047	2,680,350
	01	2010	10.9627	11.3458	2,664,502
	01	2009	10.2557	10.9627	1,111,646

	02	2018	12.4688	11.6980	185,593
	02	2017	11.7272	12.4688	241,501
	02	2016	11.6348	11.7272	190,076
	02	2015	12.4749	11.6348	213,221
	02	2014	12.2508	12.4749	254,799
	02	2013	13.1380	12.2508	298,928
	02	2012	12.4239	13.1380	344,842
	02	2011	11.2953	12.4239	358,175
	02	2010	10.9361	11.2953	287,431
	02	2009	10.2516	10.9361	230,544

	03	2018	12.4108	11.6378	4,175
	03	2017	11.6785	12.4108	5,690
	03	2016	11.5924	11.6785	6,092
	03	2015	12.4357	11.5924	7,350
	03	2014	12.2185	12.4357	7,013
	03	2013	13.1100	12.2185	8,457
	03	2012	12.4038	13.1100	20,488
	03	2011	11.2827	12.4038	4,642
	03	2010	10.9295	11.2827	2,886
	03	2009	10.2505	10.9295	2,801

	04	2018	12.2380	11.4584	287,490
	04	2017	11.5333	12.2380	401,583
	04	2016	11.4658	11.5333	430,432
	04	2015	12.3186	11.4658	469,912
	04	2014	12.1220	12.3186	553,028
	04	2013	13.0263	12.1220	583,664
	04	2012	12.3435	13.0263	706,782
	04	2011	11.2450	12.3435	645,354
	04	2010	10.9095	11.2450	578,960
	04	2009	10.2475	10.9095	172,216

	05	2018	12.1810	11.3991	0
	05	2017	11.4855	12.1810	0
	05	2016	11.4240	11.4855	0
	05	2015	12.2800	11.4240	0
	05	2014	12.0900	12.2800	0
	05	2013	12.9986	12.0900	0
	05	2012	12.3235	12.9986	0
	05	2011	11.2325	12.3235	483
	05	2010	10.9029	11.2325	486
	05	2009	10.2464	10.9029	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	12.0111	11.2232	10,632
	06	2017	11.3423	12.0111	10,632
	06	2016	11.2829	11.3423	10,632
	06	2015	12.1641	11.2829	10,632
	06	2014	11.9943	12.1641	10,632
	06	2013	12.9154	11.9943	10,632
	06	2012	12.2635	12.9154	0
	06	2011	11.1948	12.2635	0
	06	2010	10.8830	11.1948	14,433
	06	2009	10.2434	10.8830	2,467

	07	2018	11.9549	11.1650	0
	07	2017	11.2949	11.9549	0
	07	2016	11.2574	11.2949	0
	07	2015	12.1256	11.2574	0
	07	2014	11.9625	12.1256	0
	07	2013	12.8877	11.9625	1,179
	07	2012	12.2435	12.8877	3,111
	07	2011	11.1822	12.2435	6,290
	07	2010	10.8763	11.1822	0
	07	2009	10.2423	10.8763	0
	07	2008	10.0000	10.2423	0

	08	2018	11.7324	10.9350	0
	08	2017	11.1071	11.7324	0
	08	2016	11.0929	11.1071	0
	08	2015	11.9729	11.0929	0
	08	2014	11.8360	11.9729	0
	08	2013	12.7775	11.8360	0
	08	2012	12.1638	12.7775	0
	08	2011	11.1321	12.1638	0
	08	2010	10.8497	11.1321	0
	08	2009	10.2382	10.8497	0

MFS Limited Maturity Portfolio, Initial Class	01	2018	10.4012	10.3913	2,720,705
	01	2017	10.3636	10.4012	3,337,926
	01	2016	10.3314	10.3636	3,797,269
	01	2015	10.4230	10.3314	4,289,493
	01	2014	10.4816	10.4230	5,517,625
	01	2013	10.5499	10.4816	6,543,473
	01	2012	10.4603	10.5499	6,714,243
	01	2011	10.5476	10.4603	7,262,617
	01	2010	10.4400	10.5476	8,380,135
	01	2009	10.1974	10.4400	8,550,169

	02	2018	10.1963	10.1661	1,089,349
	02	2017	10.1799	10.1963	1,328,442
	02	2016	10.1689	10.1799	1,498,162
	02	2015	10.2799	10.1689	1,659,653
	02	2014	10.3586	10.2799	2,072,562
	02	2013	10.4474	10.3586	2,525,253
	02	2012	10.3798	10.4474	2,728,576

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2011	10.4877	10.3798	2,928,697
	02	2010	10.4017	10.4877	3,463,876
	02	2009	10.1806	10.4017	3,641,026

	03	2018	10.1459	10.1106	87,735
	03	2017	10.1345	10.1459	123,595
	03	2016	10.1286	10.1345	144,324
	03	2015	10.2444	10.1286	175,039
	03	2014	10.3281	10.2444	208,881
	03	2013	10.4219	10.3281	206,121
	03	2012	10.3597	10.4219	185,502
	03	2011	10.4727	10.3597	213,681
	03	2010	10.3921	10.4727	249,355
	03	2009	10.1765	10.3921	255,447

	04	2018	9.9952	9.9454	527,548
	04	2017	9.9991	9.9952	599,738
	04	2016	10.0086	9.9991	613,006
	04	2015	10.1385	10.0086	672,717
	04	2014	10.2369	10.1385	797,966
	04	2013	10.3456	10.2369	1,122,557
	04	2012	10.2997	10.3456	1,310,446
	04	2011	10.4279	10.2997	1,488,288
	04	2010	10.3635	10.4279	1,876,869
	04	2009	10.1639	10.3635	1,962,988

	05	2018	9.9454	9.8908	16,696
	05	2017	9.9545	9.9454	26,744
	05	2016	9.9690	9.9545	24,749
	05	2015	10.1035	9.9690	45,476
	05	2014	10.2067	10.1035	46,755
	05	2013	10.3204	10.2067	54,201
	05	2012	10.2798	10.3204	51,281
	05	2011	10.4130	10.2798	50,622
	05	2010	10.3539	10.4130	48,691
	05	2009	10.1597	10.3539	52,898

	06	2018	9.7976	9.7291	15,521
	06	2017	9.8212	9.7976	52,847
	06	2016	9.8506	9.8212	56,019
	06	2015	9.9987	9.8506	65,045
	06	2014	10.1164	9.9987	93,346
	06	2013	10.2447	10.1164	146,978
	06	2012	10.2201	10.2447	153,041
	06	2011	10.3683	10.2201	138,990
	06	2010	10.3253	10.3683	171,382
	06	2009	10.1471	10.3253	166,473

	07	2018	9.7486	9.6756	7,622
	07	2017	9.7771	9.7486	11,150
	07	2016	9.8113	9.7771	13,810
	07	2015	9.9640	9.8113	13,808

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2014	10.0864	9.9640	15,124
	07	2013	10.2195	10.0864	52,264
	07	2012	10.2003	10.2195	62,360
	07	2011	10.3535	10.2003	92,986
	07	2010	10.3158	10.3535	153,272
	07	2009	10.1429	10.3158	173,225

	08	2018	9.5552	9.4643	0
	08	2017	9.6025	9.5552	0
	08	2016	9.6559	9.6025	0
	08	2015	9.8262	9.6559	0
	08	2014	9.9672	9.8262	0
	08	2013	10.1195	9.9672	1,035
	08	2012	10.1212	10.1195	914
	08	2011	10.2942	10.1212	4,242
	08	2010	10.2776	10.2942	5,130
	08	2009	10.1261	10.2776	5,770

MFS Limited Maturity Portfolio, Service Class	01	2018	10.1441	10.1055	1,488,823
	01	2017	10.1356	10.1441	1,775,217
	01	2016	10.1243	10.1356	2,054,346
	01	2015	10.2344	10.1243	2,269,421
	01	2014	10.3241	10.2344	2,859,413
	01	2013	10.4153	10.3241	2,929,098
	01	2012	10.3508	10.4153	2,171,493
	01	2011	10.4739	10.3508	2,229,820
	01	2010	10.3929	10.4739	2,302,211
	01	2009	10.1768	10.3929	1,533,348

	02	2018	9.9443	9.8865	220,221
	02	2017	9.9559	9.9443	324,809
	02	2016	9.9651	9.9559	368,218
	02	2015	10.0939	9.9651	420,312
	02	2014	10.2030	10.0939	568,515
	02	2013	10.3140	10.2030	837,150
	02	2012	10.2711	10.3140	706,846
	02	2011	10.4143	10.2711	475,854
	02	2010	10.3548	10.4143	606,714
	02	2009	10.1601	10.3548	503,308

	03	2018	9.8949	9.8325	45,733
	03	2017	9.9115	9.8949	49,994
	03	2016	9.9256	9.9115	45,996
	03	2015	10.0590	9.9256	43,225
	03	2014	10.1730	10.0590	49,252
	03	2013	10.2889	10.1730	46,952
	03	2012	10.2513	10.2889	14,789
	03	2011	10.3995	10.2513	13,755
	03	2010	10.3453	10.3995	15,536
	03	2009	10.1559	10.3453	14,423

	04	2018	9.7481	9.6719	191,145
	04	2017	9.7791	9.7481	239,576

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	9.8080	9.7791	307,846
	04	2015	9.9550	9.8080	321,689
	04	2014	10.0832	9.9550	375,159
	04	2013	10.2136	10.0832	378,677
	04	2012	10.1919	10.2136	269,336
	04	2011	10.3549	10.1919	307,364
	04	2010	10.3167	10.3549	328,008
	04	2009	10.1433	10.3167	143,841

	05	2018	9.6996	9.6188	0
	05	2017	9.7354	9.6996	0
	05	2016	9.7692	9.7354	0
	05	2015	9.9206	9.7692	0
	05	2014	10.0534	9.9206	0
	05	2013	10.1886	10.0534	0
	05	2012	10.1722	10.1886	0
	05	2011	10.3402	10.1722	0
	05	2010	10.3072	10.3402	0
	05	2009	10.1392	10.3072	0

	06	2018	9.5554	9.4615	0
	06	2017	9.6051	9.5554	0
	06	2016	9.6531	9.6051	0
	06	2015	9.8178	9.6531	0
	06	2014	9.9645	9.8178	0
	06	2013	10.1139	9.9645	0
	06	2012	10.1132	10.1139	0
	06	2011	10.2958	10.1132	0
	06	2010	10.2787	10.2958	0
	06	2009	10.1266	10.2787	0

	07	2018	9.5076	9.4095	0
	07	2017	9.5620	9.5076	0
	07	2016	9.6147	9.5620	0
	07	2015	9.7837	9.6147	0
	07	2014	9.9349	9.7837	0
	07	2013	10.0891	9.9349	0
	07	2012	10.0935	10.0891	0
	07	2011	10.2811	10.0935	0
	07	2010	10.2692	10.2811	0
	07	2009	10.1224	10.2692	0

	08	2018	9.3190	9.2041	0
	08	2017	9.3912	9.3190	0
	08	2016	9.4623	9.3912	0
	08	2015	9.6483	9.4623	0
	08	2014	9.8175	9.6483	0
	08	2013	9.9903	9.8175	0
	08	2012	10.0152	9.9903	0
	08	2011	10.2221	10.0152	0
	08	2010	10.2313	10.2221	0
	08	2009	10.1056	10.2313	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Mid Cap Value Portfolio, Initial Class	01	2018	22.2660	19.4497	127,466
	01	2017	19.8541	22.2660	148,187
	01	2016	17.3533	19.8541	200,612
	01	2015	18.0098	17.3533	262,450
	01	2014	16.5418	18.0098	314,369
	01	2013	12.2473	16.5418	436,774
	01	2012	10.6683	12.2473	572,553
	01	2011	10.5531	10.6683	704,882
	01	2010	8.7592	10.5531	788,816
	01	2009	7.0646	8.7592	914,954

	02	2018	21.8274	19.0281	64,310
	02	2017	19.5021	21.8274	75,970
	02	2016	17.0802	19.5021	83,682
	02	2015	17.7624	17.0802	102,667
	02	2014	16.3477	17.7624	129,040
	02	2013	12.1282	16.3477	194,743
	02	2012	10.5861	12.1282	256,467
	02	2011	10.4930	10.5861	298,071
	02	2010	8.7270	10.4930	383,221
	02	2009	7.0529	8.7270	471,792

	03	2018	21.7191	18.9242	10,874
	03	2017	19.4151	21.7191	11,770
	03	2016	17.0126	19.4151	12,454
	03	2015	17.7011	17.0126	19,749
	03	2014	16.2996	17.7011	21,682
	03	2013	12.0986	16.2996	23,644
	03	2012	10.5656	12.0986	26,652
	03	2011	10.4781	10.5656	36,459
	03	2010	8.7189	10.4781	40,019
	03	2009	7.0500	8.7189	43,184

	04	2018	21.3967	18.6150	42,288
	04	2017	19.1557	21.3967	55,557
	04	2016	16.8110	19.1557	63,131
	04	2015	17.5180	16.8110	75,340
	04	2014	16.1556	17.5180	70,196
	04	2013	12.0100	16.1556	94,032
	04	2012	10.5044	12.0100	152,536
	04	2011	10.4332	10.5044	199,846
	04	2010	8.6949	10.4332	234,912
	04	2009	7.0413	8.6949	277,165

	05	2018	21.2903	18.5128	845
	05	2017	19.0703	21.2903	837
	05	2016	16.7445	19.0703	1,080
	05	2015	17.4576	16.7445	1,107
	05	2014	16.1080	17.4576	1,111
	05	2013	11.9807	16.1080	3,510
	05	2012	10.4841	11.9807	4,103
	05	2011	10.4183	10.4841	4,103

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2010	8.6869	10.4183	4,321
	05	2009	7.0384	8.6869	4,839

	06	2018	20.9737	18.2100	8,510
	06	2017	18.8148	20.9737	12,498
	06	2016	16.5455	18.8148	17,387
	06	2015	17.2765	16.5455	18,967
	06	2014	15.9654	17.2765	20,997
	06	2013	11.8928	15.9654	28,376
	06	2012	10.4232	11.8928	30,670
	06	2011	10.3736	10.4232	34,089
	06	2010	8.6628	10.3736	37,198
	06	2009	7.0296	8.6628	38,591

	07	2018	20.8689	18.1098	1,087
	07	2017	18.7303	20.8689	1,418
	07	2016	16.4795	18.7303	1,527
	07	2015	17.2165	16.4795	1,787
	07	2014	15.9180	17.2165	1,902
	07	2013	11.8636	15.9180	3,259
	07	2012	10.4029	11.8636	4,257
	07	2011	10.3587	10.4029	6,437
	07	2010	8.6548	10.3587	8,012
	07	2009	7.0267	8.6548	9,402

	08	2018	20.4549	17.7145	0
	08	2017	18.3959	20.4549	0
	08	2016	16.2184	18.3959	0
	08	2015	16.9784	16.2184	0
	08	2014	15.7300	16.9784	0
	08	2013	11.7474	15.7300	88
	08	2012	10.3222	11.7474	98
	08	2011	10.2993	10.3222	100
	08	2010	8.6227	10.2993	105
	08	2009	7.0150	8.6227	114

MFS Mid Cap Value Portfolio, Service Class	01	2018	21.7090	18.9278	185,329
	01	2017	19.4031	21.7090	246,605
	01	2016	16.9905	19.4031	312,513
	01	2015	17.6939	16.9905	391,261
	01	2014	16.2813	17.6939	398,876
	01	2013	12.0887	16.2813	387,831
	01	2012	10.5633	12.0887	424,636
	01	2011	10.4630	10.5633	486,166
	01	2010	8.7208	10.4630	520,275
	01	2009	7.0506	8.7208	361,878

	02	2018	21.2813	18.5175	28,541
	02	2017	19.0590	21.2813	31,482
	02	2016	16.7231	19.0590	47,198
	02	2015	17.4508	16.7231	51,938
	02	2014	16.0902	17.4508	92,116

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2013	11.9711	16.0902	78,775
	02	2012	10.4819	11.9711	83,064
	02	2011	10.4035	10.4819	98,235
	02	2010	8.6888	10.4035	98,839
	02	2009	7.0389	8.6888	108,824

	03	2018	21.1757	18.4163	0
	03	2017	18.9740	21.1757	0
	03	2016	16.6569	18.9740	0
	03	2015	17.3906	16.6569	0
	03	2014	16.0428	17.3906	0
	03	2013	11.9419	16.0428	0
	03	2012	10.4617	11.9419	0
	03	2011	10.3887	10.4617	0
	03	2010	8.6808	10.3887	0
	03	2009	7.0360	8.6808	0

	04	2018	20.8614	18.1154	22,834
	04	2017	18.7205	20.8614	30,226
	04	2016	16.4595	18.7205	39,399
	04	2015	17.2107	16.4595	46,426
	04	2014	15.9012	17.2107	47,063
	04	2013	11.8545	15.9012	49,862
	04	2012	10.4010	11.8545	56,239
	04	2011	10.3442	10.4010	76,425
	04	2010	8.6568	10.3442	84,622
	04	2009	7.0273	8.6568	29,601

	05	2018	20.7577	18.0160	0
	05	2017	18.6370	20.7577	0
	05	2016	16.3944	18.6370	0
	05	2015	17.1514	16.3944	0
	05	2014	15.8544	17.1514	0
	05	2013	11.8256	15.8544	0
	05	2012	10.3809	11.8256	0
	05	2011	10.3294	10.3809	0
	05	2010	8.6488	10.3294	0
	05	2009	7.0244	8.6488	0

	06	2018	20.4490	17.7213	0
	06	2017	18.3874	20.4490	0
	06	2016	16.1995	18.3874	0
	06	2015	16.9735	16.1995	0
	06	2014	15.7139	16.9735	0
	06	2013	11.7388	15.7139	0
	06	2012	10.3206	11.7388	0
	06	2011	10.2851	10.3206	0
	06	2010	8.6249	10.2851	0
	06	2009	7.0157	8.6249	0

	07	2018	20.3468	17.6239	0
	07	2017	18.3047	20.3468	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	16.1350	18.3047	0
	07	2015	16.9145	16.1350	0
	07	2014	15.6673	16.9145	0
	07	2013	11.7099	15.6673	0
	07	2012	10.3005	11.7099	0
	07	2011	10.2703	10.3005	0
	07	2010	8.6169	10.2703	0
	07	2009	7.0128	8.6169	0

	08	2018	19.9432	17.2391	0
	08	2017	17.9779	19.9432	0
	08	2016	15.8793	17.9779	0
	08	2015	16.6805	15.8793	0
	08	2014	15.4822	16.6805	0
	08	2013	11.5952	15.4822	0
	08	2012	10.2206	11.5952	0
	08	2011	10.2114	10.2206	0
	08	2010	8.5850	10.2114	0
	08	2009	7.0011	8.5850	0

MFS Moderate Allocation Portfolio, Service Class	01	2018	20.0153	18.9294	12,123,364
	01	2017	17.6060	20.0153	14,959,466
	01	2016	16.8582	17.6060	18,604,318
	01	2015	17.0666	16.8582	20,707,734
	01	2014	16.4701	17.0666	22,150,321
	01	2013	14.3300	16.4701	22,571,480
	01	2012	13.1592	14.3300	22,924,872
	01	2011	13.5845	13.1592	23,973,913
	01	2010	12.3144	13.5845	24,004,677
	01	2009	10.0957	12.3144	8,890,496

	02	2018	19.6455	18.5423	708,620
	02	2017	17.3155	19.6455	840,380
	02	2016	16.6136	17.3155	1,039,309
	02	2015	16.8532	16.6136	1,187,775
	02	2014	16.2972	16.8532	1,380,484
	02	2013	14.2084	16.2972	1,499,690
	02	2012	13.0742	14.2084	1,660,547
	02	2011	13.5241	13.0742	1,782,707
	02	2010	12.2845	13.5241	1,906,896
	02	2009	10.0917	12.2845	1,729,222

	03	2018	19.5542	18.4468	42,266
	03	2017	17.2436	19.5542	49,767
	03	2016	16.5531	17.2436	57,773
	03	2015	16.8003	16.5531	67,859
	03	2014	16.2543	16.8003	36,282
	03	2013	14.1781	16.2543	18,296
	03	2012	13.0530	14.1781	18,356
	03	2011	13.5091	13.0530	10,231
	03	2010	12.2771	13.5091	11,191
	03	2009	10.0907	12.2771	10,264

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2018	19.2820	18.1625	1,901,930
	04	2017	17.0292	19.2820	2,163,050
	04	2016	16.3722	17.0292	2,658,472
	04	2015	16.6421	16.3722	2,817,817
	04	2014	16.1259	16.6421	2,965,538
	04	2013	14.0876	16.1259	2,924,880
	04	2012	12.9896	14.0876	2,954,516
	04	2011	13.4639	12.9896	3,073,188
	04	2010	12.2546	13.4639	3,103,317
	04	2009	10.0876	12.2546	602,224

	05	2018	19.1921	18.0683	0
	05	2017	16.9585	19.1921	0
	05	2016	16.3125	16.9585	0
	05	2015	16.5898	16.3125	0
	05	2014	16.0834	16.5898	0
	05	2013	14.0576	16.0834	0
	05	2012	12.9685	14.0576	0
	05	2011	13.4489	12.9685	13,121
	05	2010	12.2472	13.4489	13,146
	05	2009	10.0866	12.2472	0

	06	2018	18.9245	17.7896	0
	06	2017	16.7472	18.9245	0
	06	2016	16.1339	16.7472	0
	06	2015	16.4333	16.1339	0
	06	2014	15.9560	16.4333	0
	06	2013	13.9676	15.9560	0
	06	2012	12.9053	13.9676	0
	06	2011	13.4038	12.9053	0
	06	2010	12.2248	13.4038	0
	06	2009	10.0836	12.2248	0

	07	2018	18.8359	17.6974	0
	07	2017	16.6772	18.8359	0
	07	2016	16.0747	16.6772	0
	07	2015	16.3813	16.0747	0
	07	2014	15.9137	16.3813	0
	07	2013	13.9377	15.9137	0
	07	2012	12.8843	13.9377	0
	07	2011	13.3887	12.8843	0
	07	2010	12.2173	13.3887	0
	07	2009	10.0826	12.2173	0

	08	2018	18.4855	17.3328	0
	08	2017	16.4000	18.4855	0
	08	2016	15.8398	16.4000	0
	08	2015	16.1751	15.8398	0
	08	2014	15.7454	16.1751	0
	08	2013	13.8185	15.7454	0
	08	2012	12.8004	13.8185	0
	08	2011	13.3287	12.8004	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2010	12.1875	13.3287	0
	08	2009	10.0785	12.1875	0

MFS New Discovery Value Portfolio, Service Class	01	2018	27.3016	23.9695	44,756
	01	2017	24.0612	27.3016	55,530
	01	2016	19.2452	24.0612	82,291
	01	2015	20.0914	19.2452	111,477
	01	2014	19.7364	20.0914	123,671
	01	2013	14.3233	19.7364	127,270
	01	2012	13.2484	14.3233	161,570
	01	2011	14.3636	13.2484	167,563
	01	2010	12.0001	14.3636	159,362
	01	2009	9.3523	12.0001	78,698

	02	2018	26.7972	23.4793	3,928
	02	2017	23.6642	26.7972	4,111
	02	2016	18.9661	23.6642	5,910
	02	2015	19.8402	18.9661	8,027
	02	2014	19.5293	19.8402	8,754
	02	2013	14.2018	19.5293	10,974
	02	2012	13.1627	14.2018	13,291
	02	2011	14.2997	13.1627	14,057
	02	2010	11.9709	14.2997	11,205
	02	2009	9.3485	11.9709	10,130

	03	2018	26.6726	23.3583	0
	03	2017	23.5659	26.6726	0
	03	2016	18.8969	23.5659	0
	03	2015	19.9779	18.8969	0
	03	2014	19.4778	19.7779	0
	03	2013	14.1715	19.4778	0
	03	2012	13.1414	14.1715	0
	03	2011	14.2838	13.1414	0
	03	2010	11.9637	14.2838	0
	03	2009	9.3476	11.9637	0

	04	2018	26.3013	22.9983	6,617
	04	2017	23.2729	26.3013	7,288
	04	2016	18.6904	23.2729	8,656
	04	2015	19.5917	18.6904	9,116
	04	2014	19.3239	19.5917	9,628
	04	2013	14.0810	19.3239	11,597
	04	2012	13.0775	14.0810	15,784
	04	2011	14.2360	13.0775	24,077
	04	2010	11.9418	14.2360	20,911
	04	2009	9.3447	11.9418	11,842

	05	2018	26.1787	22.8791	0
	05	2017	23.1763	26.1787	0
	05	2016	18.6223	23.1763	0
	05	2015	19.5301	18.6223	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2014	19.2729	19.5301	0
	05	2013	14.0510	19.2729	0
	05	2012	13.0563	14.0510	0
	05	2011	14.2201	13.0563	0
	05	2010	11.9345	14.2201	0
	05	2009	9.3438	11.9345	0

	06	2018	25.8136	22.5261	0
	06	2017	22.8874	25.8136	0
	06	2016	18.4183	22.8874	0
	06	2015	19.3458	18.4183	0
	06	2014	19.1203	19.3458	0
	06	2013	13.9610	19.1203	0
	06	2012	12.9926	13.9610	0
	06	2011	14.1724	12.9926	0
	06	2010	11.9127	14.1724	0
	06	2009	9.3410	11.9127	0

	07	2018	25.6929	22.4093	0
	07	2017	22.7918	25.6929	0
	07	2016	18.3507	22.7918	0
	07	2015	19.2847	18.3507	0
	07	2014	19.0696	19.2847	0
	07	2013	13.9311	19.0696	0
	07	2012	12.9714	13.9311	0
	07	2011	14.1565	12.9714	0
	07	2010	11.9054	14.1565	0
	07	2009	9.3400	11.9054	0

	08	2018	25.2147	21.9476	0
	08	2017	22.4129	25.2147	0
	08	2016	18.0826	22.4129	0
	08	2015	19.0418	18.0826	0
	08	2014	18.8679	19.0418	0
	08	2013	13.8120	18.8679	0
	08	2012	12.8870	13.8120	0
	08	2011	14.0931	12.8870	0
	08	2010	11.8763	14.0931	0
	08	2009	9.3362	11.8763	0

MFS Mid Cap Growth Series, Service Class	01	2018	31.4445	31.3145	93,297
	01	2017	25.1605	31.4445	127,429
	01	2016	24.3795	25.1605	170,434
	01	2015	23.6642	24.3795	221,958
	01	2014	22.0969	23.6642	295,125
	01	2013	16.3239	22.0969	345,083
	01	2012	10.0000	16.3239	414,633

	02	2018	30.4767	30.2895	44,044
	02	2017	24.4351	30.4767	47,989
	02	2016	23.7427	24.4351	66,140
	02	2015	23.0754	23.7427	79,439

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	21.5909	23.0754	95,813
	02	2013	15.9824	21.5909	105,917
	02	2012	10.0000	15.9824	131,436

	03	2018	30.2395	30.0386	2,819
	03	2017	24.2570	30.2395	3,154
	03	2016	23.5638	24.2570	4,180
	03	2015	22.9305	23.5638	5,049
	03	2014	21.4662	22.9305	6,551
	03	2013	15.8982	21.4662	6,639
	03	2012	10.0000	15.8982	6,531

	04	2018	29.5371	29.2965	18,803
	04	2017	23.7293	29.5371	21,547
	04	2016	23.0864	23.7293	25,808
	04	2015	22.5003	23.0864	31,307
	04	2014	21.0956	22.5003	42,050
	04	2013	15.6475	21.0956	49,073
	04	2012	10.0000	15.6475	59,447

	05	2018	29.3068	29.0529	588
	05	2017	23.5564	29.3068	588
	05	2016	22.9297	23.5564	588
	05	2015	22.3589	22.9297	588
	05	2014	20.9737	22.3589	588
	05	2013	15.5650	20.9737	985
	05	2012	10.0000	15.5650	588

	06	2018	28.6248	28.3341	0
	06	2017	23.0427	28.6248	0
	06	2016	22.4640	23.0427	0
	06	2015	12.9384	22.4640	92
	06	2014	20.6107	21.9384	119
	06	2013	15.3190	20.6107	1,301
	06	2012	10.0000	15.3190	3,055

	07	2018	24.1781	23.9204	100
	07	2017	19.4730	24.1781	207
	07	2016	18.9937	19.4730	258
	07	2015	18.5587	18.9937	291
	07	2014	17.4444	18.5587	336
	07	2013	12.9723	17.4444	761
	07	2012	10.0000	12.9723	2,902

	08	2018	23.4654	23.1682	0
	08	2017	18.9372	23.4654	0
	08	2016	18.5089	18.9372	0
	08	2015	18.1220	18.5089	0
	08	2014	17.0689	18.1220	0
	08	2013	12.7190	17.0689	0
	08	2012	10.0000	12.7190	572

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Series, Service Class	01	2018	17.3752	16.8456	229,383
	01	2017	13.9409	17.3752	289,736
	01	2016	12.9888	13.9409	400,568
	01	2015	13.4553	12.9888	497,489
	01	2014	14.7445	13.4553	591,257
	01	2013	10.5837	14.7445	200,890
	01	2012	10.0000	10.5837	196,393

	02	2018	17.1962	16.6384	90,243
	02	2017	13.8250	17.1962	118,202
	02	2016	12.9070	13.8250	155,197
	02	2015	13.3977	12.9070	190,368
	02	2014	14.7112	13.3977	242,108
	02	2013	10.5812	14.7112	39,856
	02	2012	10.0000	10.5812	27,466

	03	2018	17.1518	16.5871	7,216
	03	2017	13.7962	17.1518	9,510
	03	2016	12.8866	13.7962	12,338
	03	2015	13.3833	12.8866	28,777
	03	2014	14.7029	13.3833	36,058
	03	2013	10.5806	14.7029	3,506
	03	2012	10.0000	10.5806	3,948

	04	2018	17.0188	16.4335	66,537
	04	2017	13.7098	17.0188	75,172
	04	2016	12.8255	13.7098	88,642
	04	2015	13.3402	12.8255	107,922
	04	2014	14.6779	13.3402	130,433
	04	2013	10.5788	14.6779	22,566
	04	2012	10.0000	10.5788	21,616

	05	2018	16.9746	16.3823	3,203
	05	2017	13.6812	16.9746	4,455
	05	2016	12.8053	13.6812	4,783
	05	2015	13.3259	12.8053	7,432
	05	2014	14.6696	13.3259	7,523
	05	2013	10.5782	14.6696	0
	05	2012	10.0000	10.5782	0

	06	2018	16.8428	16.2306	4,234
	06	2017	13.5954	16.8428	10,031
	06	2016	12.7444	13.5954	10,934
	06	2015	13.2829	12.7444	12,803
	06	2014	14.6447	13.2829	18,897
	06	2013	10.5763	14.6447	0
	06	2012	10.0000	10.5763	0

	07	2018	16.7989	16.1802	161
	07	2017	13.5668	16.7989	246
	07	2016	12.7241	13.5668	313
	07	2015	13.2685	12.7241	376
	07	2014	14.6363	13.2685	401

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2013	10.5757	14.6363	0
	07	2012	10.0000	10.5757	0

	08	2018	16.6246	15.9797	0
	08	2017	13.4532	16.6246	0
	08	2016	12.6434	13.4532	0
	08	2015	13.2113	12.6434	0
	08	2014	14.6030	13.2113	0
	08	2013	10.5732	14.6030	0
	08	2012	10.0000	10.5732	0

MFS Total Return Bond Series, Service Class	01	2018	11.1446	10.8477	6,367,569
	01	2017	10.8428	11.1446	8,200,733
	01	2016	10.5674	10.8428	9,668,920
	01	2015	10.7746	10.5674	10,533,528
	01	2014	10.3410	10.7746	11,743,819
	01	2013	10.6193	10.3410	12,700,890
	01	2012	10.0560	10.6193	13,482,749
	01	2011	10.0000	10.0560	17,489

	02	2018	11.0036	10.6888	607,383
	02	2017	10.7271	11.0036	724,561
	02	2016	10.4759	10.7271	800,653
	02	2015	10.7030	10.4759	960,788
	02	2014	10.2931	10.7030	1,188,792
	02	2013	10.5917	10.2931	1,211,195
	02	2012	10.0503	10.5917	1,346,887
	02	2011	10.0000	10.0503	0

	03	2018	10.9687	10.6495	15,067
	03	2017	10.6984	10.9687	14,552
	03	2016	10.4532	10.6984	20,820
	03	2015	10.6852	10.4532	22,069
	03	2014	10.2812	10.6852	22,096
	03	2013	10.5848	10.2812	23,324
	03	2012	10.0488	10.5848	25,022
	03	2011	10.0000	10.0488	0

	04	2018	10.8642	10.5321	810,554
	04	2017	10.6125	10.8642	1,062,295
	04	2016	10.3851	10.6125	1,351,777
	04	2015	10.6318	10.3851	1,419,771
	04	2014	10.2455	10.6318	1,562,192
	04	2013	10.5641	10.2455	1,756,961
	04	2012	10.0446	10.5641	1,966,012
	04	2011	10.0000	10.0446	0

	05	2018	10.8295	10.4931	0
	05	2017	10.5841	10.8295	0
	05	2016	10.3625	10.5841	0
	05	2015	10.6141	10.3625	6,809
	05	2014	10.2336	10.6141	6,809
	05	2013	10.5572	10.2336	7,550

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2012	10.0431	10.5572	7,857
	05	2011	10.0000	10.0431	0

	06	2018	10.7262	10.3773	0
	06	2017	10.4988	10.7262	0
	06	2016	10.2948	10.4988	0
	06	2015	10.5609	10.2948	0
	06	2014	10.1979	10.5609	0
	06	2013	10.5365	10.1979	0
	06	2012	10.0388	10.5365	0
	06	2011	10.0000	10.0388	0

	07	2018	10.6919	10.3389	0
	07	2017	10.4705	10.6919	0
	07	2016	10.2723	10.4705	520
	07	2015	10.5432	10.2723	1,498
	07	2014	10.1860	10.5432	1,528
	07	2013	10.5295	10.1860	2,957
	07	2012	10.0374	10.5295	4,068
	07	2011	10.0000	10.0374	0

	08	2018	10.5557	10.1864	0
	08	2017	10.3580	10.5557	0
	08	2016	10.1827	10.3580	0
	08	2015	10.4726	10.1827	0
	08	2014	10.1385	10.4726	0
	08	2013	10.5019	10.1385	0
	08	2012	10.0317	10.5019	0
	08	2011	10.0000	10.0317	0

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II	01	2018	23.8021	25.1932	46,687
	01	2017	16.8926	23.8021	39,433
	01	2016	17.4594	16.8926	26,518
	01	2015	15.8065	17.4594	29,160
	01	2014	15.1032	15.8065	19,298
	01	2013	10.3638	15.1032	6,059
	01	2012	9.2118	10.3638	775
	01	2011	10.0000	9.2118	804

	02	2018	23.5011	24.8244	15,242
	02	2017	16.7124	23.5011	21,175
	02	2016	17.3082	16.7124	4,910
	02	2015	15.7015	17.3082	5,563
	02	2014	15.0333	15.7015	11,081
	02	2013	10.3368	15.0333	6,827
	02	2012	9.2066	10.3368	6,305
	02	2011	10.0000	9.2066	0

	03	2018	23.4264	24.7331	55
	03	2017	16.6676	23.4264	0
	03	2016	17.2706	16.6676	0
	03	2015	15.6754	17.2706	535

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	15.0159	15.6754	0
	03	2013	10.3301	15.0159	0
	03	2012	9.2053	10.3301	0
	03	2011	10.0000	9.2053	0

	04	2018	23.2035	24.4606	6,553
	04	2017	16.5339	23.2035	13,089
	04	2016	17.1582	16.5339	7,365
	04	2015	15.5971	17.1582	6,537
	04	2014	14.9637	15.5971	10,358
	04	2013	10.3099	14.9637	5,295
	04	2012	9.2014	10.3099	0
	04	2011	10.0000	9.2014	0

	05	2018	23.1294	24.3698	0
	05	2017	16.4896	23.1294	0
	05	2016	17.1209	16.4896	0
	05	2015	15.5710	17.1209	0
	05	2014	14.9464	15.5710	0
	05	2013	10.3031	14.9464	0
	05	2012	9.2000	10.3031	0
	05	2011	10.0000	9.2000	0

	06	2018	22.9089	24.1012	0
	06	2017	16.3568	22.9089	0
	06	2016	17.0091	16.3568	0
	06	2015	15.4930	17.0091	0
	06	2014	14.8943	15.4930	0
	06	2013	10.2829	14.8943	0
	06	2012	9.1961	10.2829	0
	06	2011	10.0000	9.1961	0

	07	2018	22.8357	24.0120	0
	07	2017	16.3128	22.8357	0
	07	2016	16.9719	16.3128	0
	07	2015	15.4671	16.9719	0
	07	2014	14.8769	15.4671	0
	07	2013	10.2762	14.8769	0
	07	2012	9.1948	10.2762	0
	07	2011	10.0000	9.1948	0

	08	2018	22.5448	23.6579	0
	08	2017	16.1375	22.5448	0
	08	2016	16.8239	16.1375	0
	08	2015	15.3636	16.8239	0
	08	2014	14.8076	15.3636	0
	08	2013	10.2492	14.8076	0
	08	2012	9.1895	10.2492	0
	08	2011	10.0000	9.1895	0

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II	01	2018	19.3957	21.1471	49,404
	01	2017	14.1847	19.3957	58,074

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2016	15.7736	14.1847	88,268
	01	2015	17.0082	15.7736	93,532
	01	2014	16.9293	17.0082	101,829
	01	2013	12.4821	16.9293	104,700
	01	2012	11.6637	12.4821	123,220
	01	2011	12.7369	11.6637	142,984
	01	2010	9.7611	12.7369	143,697
	01	2009	6.2876	9.7611	119,134

	02	2018	19.0135	20.6886	13,631
	02	2017	13.9331	19.0135	15,832
	02	2016	15.5253	13.9331	15,881
	02	2015	16.7746	15.5253	21,000
	02	2014	16.7307	16.7746	19,871
	02	2013	12.3607	16.7307	17,042
	02	2012	11.5738	12.3607	25,089
	02	2011	12.6644	11.5738	71,535
	02	2010	9.7253	12.6644	118,918
	02	2009	6.2773	9.7253	101,854

	03	2018	18.9192	20.5756	1,286
	03	2017	13.8710	18.9192	0
	03	2016	15.4639	13.8710	126
	03	2015	16.7166	15.4639	115
	03	2014	16.6814	16.7166	108
	03	2013	12.3305	16.6814	106
	03	2012	11.5514	12.3305	0
	03	2011	12.6463	11.5514	4,107
	03	2010	9.7163	12.6463	0
	03	2009	6.2747	9.7163	0

	04	2018	18.6383	20.2394	12,914
	04	2017	13.6856	18.6383	27,348
	04	2016	15.2806	13.6856	33,704
	04	2015	16.5437	15.2806	33,991
	04	2014	16.5341	16.5437	96,113
	04	2013	12.2403	16.5341	114,192
	04	2012	11.4845	12.2403	99,982
	04	2011	12.5922	11.4845	131,319
	04	2010	9.6895	12.5922	70,416
	04	2009	6.2669	9.6895	82,347

	05	2018	18.5457	20.1283	0
	05	2017	13.6245	18.5457	0
	05	2016	15.2201	13.6245	0
	05	2015	16.4866	15.2201	0
	05	2014	16.4854	16.4866	0
	05	2013	12.2104	16.4854	0
	05	2012	11.4623	12.2104	0
	05	2011	12.5742	11.4623	0
	05	2010	9.6805	12.5742	0
	05	2009	6.2643	9.6805	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	18.2698	19.7991	0
	06	2017	13.4421	18.2698	7,920
	06	2016	15.0393	13.4421	7,909
	06	2015	16.3157	15.0393	7,897
	06	2014	16.3394	16.3157	7,885
	06	2013	12.1208	16.3394	7,873
	06	2012	11.3957	12.1208	7,861
	06	2011	12.5203	11.3957	13,238
	06	2010	9.6537	12.5203	13,219
	06	2009	6.2565	9.6537	0

	07	2018	18.1785	19.6902	0
	07	2017	13.3816	18.1785	0
	07	2016	14.9793	13.3816	584
	07	2015	16.2589	14.9793	512
	07	2014	16.2909	16.2589	491
	07	2013	12.0910	16.2909	473
	07	2012	11.3735	12.0910	569
	07	2011	12.5023	11.3735	0
	07	2010	9.6448	12.5023	0
	07	2009	6.2539	9.6448	0

	08	2018	17.8179	19.2603	0
	08	2017	13.1426	17.8179	0
	08	2016	14.7419	13.1426	0
	08	2015	16.0340	14.7419	0
	08	2014	16.0984	16.0340	0
	08	2013	11.9726	16.0984	0
	08	2012	11.2853	11.9726	0
	08	2011	12.4306	11.2853	0
	08	2010	9.6091	12.4306	0
	08	2009	6.2435	9.6091	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2018	28.8616	26.7752	67,255
	01	2017	23.1254	28.8616	85,527
	01	2016	24.0255	23.1254	132,325
	01	2015	23.5836	24.0255	149,404
	01	2014	20.7651	23.5836	168,008
	01	2013	16.2632	20.7651	225,759
	01	2012	14.4867	16.2632	257,206
	01	2011	14.8892	14.4867	283,911
	01	2010	13.8284	14.8892	304,302
	01	2009	9.7242	13.8284	280,549

	02	2018	27.9734	25.8988	21,177
	02	2017	22.4587	27.9734	24,114
	02	2016	23.3803	22.4587	31,992
	02	2015	22.9969	23.3803	47,147
	02	2014	20.2896	22.9969	81,485
	02	2013	15.9230	20.2896	98,483
	02	2012	14.2127	15.9230	101,958

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2011	14.6371	14.2127	148,073
	02	2010	13.6220	14.6371	145,708
	02	2009	9.5985	13.6220	177,910

	03	2018	27.7558	25.6844	2,695
	03	2017	22.2951	27.7558	2,579
	03	2016	23.2218	22.2951	3,735
	03	2015	22.8526	23.2218	4,451
	03	2014	20.1725	22.8526	5,206
	03	2013	15.8392	20.1725	4,969
	03	2012	14.1450	15.8392	2,815
	03	2011	14.5748	14.1450	3,105
	03	2010	13.5708	14.5748	4,089
	03	2009	9.5673	13.5708	4,872

	04	2018	27.1112	25.0499	49,775
	04	2017	21.8102	27.1112	66,475
	04	2016	22.7514	21.8102	85,238
	04	2015	22.4238	22.7514	96,047
	04	2014	19.8243	22.4238	119,326
	04	2013	15.5895	19.8243	113,520
	04	2012	13.9434	15.5895	152,273
	04	2011	14.3890	13.9434	173,103
	04	2010	13.4182	14.3890	191,498
	04	2009	9.4741	13.4182	226,878

	05	2018	26.8998	24.8416	1,257
	05	2017	21.6512	26.8998	1,257
	05	2016	22.5970	21.6512	1,257
	05	2015	22.2830	22.5970	1,257
	05	2014	19.7097	22.2830	1,257
	05	2013	15.5073	19.7097	3,047
	05	2012	13.8770	15.5073	2,202
	05	2011	14.3277	13.8770	2,202
	05	2010	13.3678	14.3277	2,202
	05	2009	9.4433	13.3678	2,820

	06	2018	26.2738	24.2271	7,902
	06	2017	21.1792	26.2738	7,932
	06	2016	22.1382	21.1792	8,326
	06	2015	21.8639	22.1382	8,285
	06	2014	19.3686	21.8639	8,457
	06	2013	15.2622	19.3686	15,004
	06	2012	13.6787	15.2622	14,196
	06	2011	14.1445	13.6787	14,567
	06	2010	13.2171	14.1445	17,821
	06	2009	9.3512	13.2171	19,489

	07	2018	22.3616	20.6091	648
	07	2017	18.0346	22.3616	895
	07	2016	18.8608	18.0346	1,111
	07	2015	18.6367	18.8608	1,144

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2014	16.5182	18.6367	1,327
	07	2013	13.0228	16.5182	2,370
	07	2012	11.6776	13.0228	6,701
	07	2011	12.0814	11.6776	7,163
	07	2010	11.2951	12.0814	12,614
	07	2009	7.9954	11.2951	18,666

	08	2018	21.7025	19.9611	0
	08	2017	17.5385	21.7025	0
	08	2016	18.3795	17.5385	0
	08	2015	18.1983	18.3795	0
	08	2014	16.1626	18.1983	0
	08	2013	12.7685	16.1626	0
	08	2012	11.4731	12.7685	1,136
	08	2011	11.8941	11.4731	1,162
	08	2010	11.1427	11.8941	1,194
	08	2009	7.9036	11.1427	2,116

Oppenheimer Conservative Balanced Fund/VA, Service Shares	01	2018	10.9659	10.2190	229,256
	01	2017	10.2024	10.9659	249,565
	01	2016	9.8531	10.2024	169,644
	01	2015	9.9316	9.8531	254,130
	01	2014	9.3203	9.9316	281,862
	01	2013	8.3733	9.3203	308,667
	01	2012	7.5719	8.3733	313,853
	01	2011	7.6459	7.5719	325,659
	01	2010	6.8785	7.6459	360,418
	01	2009	5.7341	6.8785	403,158

	02	2018	10.7277	10.2190	27,563
	02	2017	10.0008	10.7277	30,612
	02	2016	9.6780	10.0008	35,016
	02	2015	9.7749	9.6780	54,086
	02	2014	9.1920	9.7749	58,324
	02	2013	8.2747	9.1920	64,567
	02	2012	7.4981	8.2747	57,736
	02	2011	7.5868	7.4981	59,161
	02	2010	6.8391	7.5868	61,637
	02	2009	5.7129	6.8391	65,298

	03	2018	10.6691	9.9173	0
	03	2017	9.9511	10.6691	0
	03	2016	9.6348	9.9511	533
	03	2015	9.7362	9.6348	17,400
	03	2014	9.1602	9.7362	17,499
	03	2013	8.2503	9.1602	22,915
	03	2012	7.4797	8.2503	22,981
	03	2011	7.5721	7.4797	23,166
	03	2010	6.8293	7.5721	23,421
	03	2009	5.7076	6.8293	22,790

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2018	10.4943	9.7401	4,253
	04	2017	9.8029	10.4943	4,253
	04	2016	9.5058	9.8029	5,736
	04	2015	9.6206	9.5058	6,114
	04	2014	9.0652	9.6206	8,938
	04	2013	8.1772	9.0652	9,657
	04	2012	7.4248	8.1772	10,688
	04	2011	7.5279	7.4248	15,785
	04	2010	6.7999	7.5279	17,250
	04	2009	5.6916	6.7999	21,286

	05	2018	10.4367	9.6816	0
	05	2017	9.7541	10.4367	0
	05	2016	9.4633	9.7541	0
	05	2015	9.5824	9.4633	0
	05	2014	9.0338	9.5824	0
	05	2013	8.1530	9.0338	0
	05	2012	7.4067	8.1530	0
	05	2011	7.5133	7.4067	0
	05	2010	6.7901	7.5133	0
	05	2009	5.6864	6.7901	0

	06	2018	10.2656	9.5085	0
	06	2017	9.6085	10.2656	0
	06	2016	9.3363	9.6085	0
	06	2015	9.4683	9.3363	0
	06	2014	8.9399	9.4683	0
	06	2013	8.0806	8.9399	0
	06	2012	7.3522	8.0806	0
	06	2011	7.4694	7.3522	0
	06	2010	6.7608	7.4694	0
	06	2009	5.6705	6.7608	0

	07	2018	10.2090	9.4513	0
	07	2017	9.5604	10.2090	0
	07	2016	9.2943	9.5604	0
	07	2015	9.4305	9.2943	0
	07	2014	8.9088	9.4305	0
	07	2013	8.0566	8.9088	0
	07	2012	7.3341	8.0566	0
	07	2011	7.4548	7.3341	0
	07	2010	6.7510	7.4548	0
	07	2009	5.6652	6.7510	0

	08	2018	9.9856	9.2257	0
	08	2017	9.3702	9.9856	0
	08	2016	9.1280	9.3702	0
	08	2015	9.2807	9.1280	0
	08	2014	8.7852	9.2807	0
	08	2013	7.9611	8.7852	0
	08	2012	7.2621	7.9611	0
	08	2011	7.3967	7.2621	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2010	6.7121	7.3967	0
	08	2009	5.6440	6.7121	0

Oppenheimer Global Fund/VA, Service Shares	01	2018	28.5004	24.3490	117,249
	01	2017	21.1917	28.5004	134,944
	01	2016	21.5155	21.1917	190,734
	01	2015	21.0374	21.5155	220,569
	01	2014	20.8957	21.0374	252,304
	01	2013	16.6796	20.8957	296,621
	01	2012	13.9800	16.6796	308,359
	01	2011	15.4920	13.9800	375,574
	01	2010	13.5726	15.4920	406,571
	01	2009	9.8729	13.5726	359,486

	02	2018	27.6987	23.6163	35,085
	02	2017	20.6369	27.6987	43,132
	02	2016	20.9948	20.6369	36,817
	02	2015	20.5700	20.9948	42,355
	02	2014	20.4729	20.5700	71,310
	02	2013	16.3753	20.4729	64,672
	02	2012	13.7530	16.3753	70,092
	02	2011	15.2714	13.7530	108,365
	02	2010	13.4064	15.2714	125,308
	02	2009	9.7718	13.4064	150,706

	03	2018	27.5019	23.4367	1,957
	03	2017	20.5006	27.5019	1,990
	03	2016	20.8667	20.5006	2,436
	03	2015	20.4548	20.8667	2,042
	03	2014	20.3686	20.4548	4,178
	03	2013	16.3001	20.3686	4,542
	03	2012	13.6969	16.3001	4,919
	03	2011	15.2167	13.6969	5,718
	03	2010	13.3652	15.2167	5,897
	03	2009	9.7467	13.3652	3,285

	04	2018	26.9183	22.9045	20,132
	04	2017	20.0957	26.9183	24,890
	04	2016	20.4859	20.0957	29,504
	04	2015	20.1122	20.4859	76,703
	04	2014	20.0580	20.1122	79,258
	04	2013	16.0760	20.0580	85,293
	04	2012	13.5293	16.0760	97,168
	04	2011	15.0535	13.5293	109,563
	04	2010	13.2420	15.0535	116,182
	04	2009	9.6717	13.2420	130,930

	05	2018	26.7266	22.7296	0
	05	2017	19.9629	26.7266	0
	05	2016	20.3608	19.9629	618
	05	2015	19.9995	20.3608	619
	05	2014	19.9558	19.9995	619

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2013	16.0022	19.9558	619
	05	2012	13.4741	16.0022	620
	05	2011	14.9996	13.4741	621
	05	2010	13.2013	14.9996	622
	05	2009	9.6468	13.2013	622

	06	2018	26.1584	22.2128	0
	06	2017	19.5678	26.1584	3,495
	06	2016	19.9883	19.5678	3,490
	06	2015	19.6637	19.9883	4,066
	06	2014	19.6508	19.6637	604
	06	2013	15.7817	19.6508	5,447
	06	2012	13.3088	15.7817	6,790
	06	2011	14.8384	13.3088	7,330
	06	2010	13.0793	14.8384	7,219
	06	2009	9.5723	13.0793	14,667

	07	2018	25.9711	22.0427	0
	07	2017	19.4375	25.9711	0
	07	2016	19.8654	19.4375	0
	07	2015	19.5528	19.8654	0
	07	2014	19.5499	19.5528	0
	07	2013	15.7087	19.5499	0
	07	2012	13.2541	15.7087	0
	07	2011	14.7849	13.2541	0
	07	2010	13.0388	14.7849	928
	07	2009	9.5476	13.0388	947

	08	2018	25.2353	21.3746	0
	08	2017	18.9250	25.2353	0
	08	2016	19.3812	18.9250	0
	08	2015	19.1152	19.3812	0
	08	2014	19.1515	19.1152	0
	08	2013	15.4201	19.1515	0
	08	2012	13.0373	15.4201	0
	08	2011	14.5728	13.0373	0
	08	2010	12.8781	14.5728	0
	08	2009	9.4491	12.8781	0

Oppenheimer Main Street Fund/VA, Service Shares	01	2018	29.6599	26.8891	709,129
	01	2017	25.7758	29.6599	841,417
	01	2016	23.4762	25.7758	1,092,817
	01	2015	23.0803	23.4762	1,384,128
	01	2014	21.1921	23.0803	1,837,347
	01	2013	16.3438	21.1921	2,439,697
	01	2012	14.2086	16.3438	3,224,483
	01	2011	14.4481	14.2086	3,972,434
	01	2010	12.6446	14.4481	4,575,874
	01	2009	10.0143	12.6446	5,219,022

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	28.7474	26.0093	315,009
	02	2017	25.0330	28.7474	368,772
	02	2016	22.8459	25.0330	485,718
	02	2015	22.5063	22.8459	597,603
	02	2014	20.7070	22.5063	758,320
	02	2013	16.0020	20.7070	1,023,188
	02	2012	13.9399	16.0020	1,400,424
	02	2011	14.2036	13.9399	1,706,829
	02	2010	12.4559	14.2036	1,995,115
	02	2009	9.8848	12.4559	2,318,745

	03	2018	28.5235	25.7937	27,915
	03	2017	24.8504	28.5235	31,369
	03	2016	22.6908	24.8504	43,340
	03	2015	22.3649	22.6908	80,279
	03	2014	20.5873	22.3649	97,371
	03	2013	15.9176	20.5873	106,269
	03	2012	13.8735	15.9176	121,796
	03	2011	14.1431	13.8735	170,995
	03	2010	12.4091	14.1431	195,722
	03	2009	9.8527	12.4091	215,502

	04	2018	27.8612	25.7937	175,131
	04	2017	24.3100	27.8612	191,698
	04	2016	22.2312	24.3100	217,127
	04	2015	21.9453	22.2312	272,121
	04	2014	20.2320	21.9453	330,747
	04	2013	15.6668	20.2320	482,668
	04	2012	13.6758	15.6668	713,160
	04	2011	13.9628	13.6758	919,153
	04	2010	12.2695	13.9628	1,176,729
	04	2009	9.7568	12.2695	1,415,870

	05	2018	27.6440	24.9475	6,222
	05	2017	24.1329	27.6440	9,572
	05	2016	22.0804	24.1329	10,380
	05	2015	21.8076	22.0804	18,905
	05	2014	20.1152	21.8076	20,091
	05	2013	15.5842	20.1152	28,130
	05	2012	13.6106	15.5842	33,246
	05	2011	13.9033	13.6106	37,225
	05	2010	12.2235	13.9033	41,274
	05	2009	9.7251	12.2235	50,424

	06	2018	27.0008	24.3304	12,921
	06	2017	23.6068	27.0008	14,277
	06	2016	21.6321	23.6068	16,126
	06	2015	21.3975	21.6321	21,367
	06	2014	19.7671	21.3975	39,537
	06	2013	15.3380	19.7671	68,504
	06	2012	13.4162	15.3380	79,099
	06	2011	13.7256	13.4162	100,903

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2010	12.0857	13.7256	116,554
	06	2009	9.6302	12.0857	136,315

	07	2018	24.9789	22.4971	572
	07	2017	21.8501	24.9789	812
	07	2016	20.0326	21.8501	987
	07	2015	19.8254	20.0326	1,187
	07	2014	18.3242	19.8254	1,330
	07	2013	14.2256	18.3242	21,147
	07	2012	12.4496	14.2256	43,142
	07	2011	12.7432	12.4496	65,786
	07	2010	11.2264	12.7432	106,826
	07	2009	8.9501	11.2264	140,005

	08	2018	24.2428	21.7897	0
	08	2017	21.2490	24.2428	0
	08	2016	19.5214	21.2490	0
	08	2015	19.3591	19.5214	0
	08	2014	17.9298	19.3591	0
	08	2013	13.9479	17.9298	680
	08	2012	12.2316	13.9479	740
	08	2011	12.5457	12.2316	3,599
	08	2010	11.0750	12.5457	4,226
	08	2009	8.8474	11.0750	5,422

Oppenheimer Main Street Small Cap Fund/VA, Service Shares	01	2018	41.7650	36.8575	16,253
	01	2017	37.1641	41.7650	18,267
	01	2016	32.0150	37.1641	18,530
	01	2015	34.5591	32.0150	19,840
	01	2014	31.3753	34.5591	26,235
	01	2013	22.6168	31.3753	23,155
	01	2012	19.4849	22.6168	32,453
	01	2011	20.2332	19.4849	41,224
	01	2010	16.6671	20.2332	51,673
	01	2009	12.3428	16.6671	56,946

	02	2018	40.4798	35.6513	18,457
	02	2017	36.0928	40.4798	20,575
	02	2016	31.1552	36.0928	25,776
	02	2015	33.6994	31.1552	28,318
	02	2014	30.6570	33.6994	33,196
	02	2013	22.1438	30.6570	41,137
	02	2012	19.1164	22.1438	49,163
	02	2011	19.8907	19.1164	64,342
	02	2010	16.4182	19.8907	71,796
	02	2009	12.1832	16.4182	90,242

	03	2018	40.1646	35.3559	2,367
	03	2017	35.8297	40.1646	2,521
	03	2016	30.9439	35.8297	2,733
	03	2015	33.4877	30.9439	3,020

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	30.4799	33.4877	3,156
	03	2013	22.0271	30.4799	3,549
	03	2012	19.0253	22.0271	4,391
	03	2011	19.8060	19.0253	5,009
	03	2010	16.3566	19.8060	5,072
	03	2009	12.1437	16.3566	5,519

	04	2018	39.2319	34.4825	10,360
	04	2017	35.0505	39.2319	12,538
	04	2016	30.3171	35.0505	12,949
	04	2015	32.8595	30.3171	14,733
	04	2014	29.9538	32.8595	17,824
	04	2013	21.6799	29.9538	22,411
	04	2012	18.7541	21.6799	26,337
	04	2011	19.5535	18.7541	27,781
	04	2010	16.1727	19.5535	35,817
	04	2009	12.0254	16.1727	57,595

	05	2018	38.9262	34.1960	1,042
	05	2017	34.7952	38.9262	1,042
	05	2016	30.1115	34.7952	1,137
	05	2015	32.6533	30.1115	1,138
	05	2014	29.7809	32.6533	1,138
	05	2013	21.5657	29.7809	1,138
	05	2012	18.6649	21.5657	1,139
	05	2011	19.4702	18.6649	698
	05	2010	16.1120	19.4702	698
	05	2009	11.9864	16.1120	698

	06	2018	38.0204	33.3499	0
	06	2017	34.0365	38.0204	7,562
	06	2016	29.5000	34.0365	7,550
	06	2015	32.0392	29.5000	7,666
	06	2014	29.2656	32.0392	7,645
	06	2013	21.2249	29.2656	7,642
	06	2012	18.3982	21.2249	7,653
	06	2011	19.2214	18.3982	10,547
	06	2010	15.9304	19.2214	10,666
	06	2009	11.8694	15.9304	6,501

	07	2018	34.6286	30.3594	0
	07	2017	31.0158	34.6286	0
	07	2016	26.8956	31.0158	0
	07	2015	29.2255	26.8956	0
	07	2014	26.7091	29.2255	0
	07	2013	19.3807	26.7091	0
	07	2012	16.8082	19.3807	0
	07	2011	17.5692	16.8082	0
	07	2010	14.5685	17.5692	190
	07	2009	10.8603	14.5685	198

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	33.6080	29.4047	0
	08	2017	30.1626	33.6080	0
	08	2016	26.2093	30.1626	0
	08	2015	28.5380	26.2093	0
	08	2014	26.1341	28.5380	0
	08	2013	19.0023	26.1341	0
	08	2012	16.5139	19.0023	0
	08	2011	17.2968	16.5139	0
	08	2010	14.3720	17.2968	0
	08	2009	10.7357	14.3720	0

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2018	32.3596	30.4103	45,289
	01	2017	29.8473	32.3596	56,894
	01	2016	26.6936	29.8473	66,642
	01	2015	27.6807	26.6936	76,192
	01	2014	27.6386	27.6807	93,364
	01	2013	30.1154	27.6386	117,690
	01	2012	25.8936	30.1154	132,570
	01	2011	24.6842	25.8936	134,765
	01	2010	22.3072	24.6842	143,580
	01	2009	17.3158	22.3072	91,927

	02	2018	31.3736	29.4243	12,012
	02	2017	28.9960	31.3736	13,019
	02	2016	25.9849	28.9960	14,309
	02	2015	27.0006	25.9849	16,625
	02	2014	27.0143	27.0006	23,012
	02	2013	29.4950	27.0143	26,139
	02	2012	25.4120	29.4950	24,481
	02	2011	24.2741	25.4120	29,642
	02	2010	21.9812	24.2741	30,615
	02	2009	17.0973	21.9812	33,419

	03	2018	31.1319	29.1829	248
	03	2017	28.7871	31.1319	257
	03	2016	25.8107	28.7871	258
	03	2015	26.8332	25.8107	272
	03	2014	26.8604	26.8332	176
	03	2013	29.3420	26.8604	171
	03	2012	25.2930	29.3420	1,266
	03	2011	24.1727	25.2930	2,640
	03	2010	21.9004	24.1727	4,094
	03	2009	17.0432	21.9004	2,864

	04	2018	30.4162	28.4688	9,903
	04	2017	28.1676	30.4162	13,590
	04	2016	25.2939	28.1676	19,810
	04	2015	26.3361	25.2939	23,499
	04	2014	26.4031	26.3361	25,699
	04	2013	28.8864	26.4031	28,549
	04	2012	24.9385	28.8864	43,533

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2011	23.8702	24.9385	39,104
	04	2010	21.6594	23.8702	46,972
	04	2009	16.8813	21.6594	27,543

	05	2018	30.1814	28.2344	0
	05	2017	27.9646	30.1814	0
	05	2016	25.1243	27.9646	162
	05	2015	26.1728	25.1243	162
	05	2014	26.2527	26.1728	162
	05	2013	28.7365	26.2527	162
	05	2012	24.8217	28.7365	162
	05	2011	23.7704	24.8217	304
	05	2010	21.5798	23.7704	305
	05	2009	16.8278	21.5798	163

	06	2018	29.4861	27.5424	275
	06	2017	27.3614	29.4861	286
	06	2016	24.6200	27.3614	281
	06	2015	25.6867	24.6200	279
	06	2014	25.8045	25.6867	286
	06	2013	28.2892	25.8045	282
	06	2012	24.4729	28.2892	250
	06	2011	23.4722	24.4729	249
	06	2010	21.3416	23.4722	260
	06	2009	16.6675	21.3416	4,073

	07	2018	20.7813	19.4016	0
	07	2017	19.2936	20.7813	0
	07	2016	17.3693	19.2936	0
	07	2015	18.1312	17.3693	0
	07	2014	18.2236	18.1312	0
	07	2013	19.9886	18.2236	0
	07	2012	17.3010	19.9886	0
	07	2011	16.6020	17.3010	0
	07	2010	15.1027	16.6020	227
	07	2009	11.8011	15.1027	237

	08	2018	20.1689	18.7915	0
	08	2017	18.7629	20.1689	0
	08	2016	16.9261	18.7629	0
	08	2015	17.7047	16.9261	0
	08	2014	17.8314	17.7047	0
	08	2013	19.5984	17.8314	0
	08	2012	16.9981	19.5984	0
	08	2011	16.3446	16.9981	0
	08	2010	14.8991	16.3446	0
	08	2009	11.6657	14.8991	0
PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2018	14.8480	13.0736	6,801
	01	2017	12.2369	14.8480	11,663
	01	2016	11.5124	12.2369	12,121
	01	2015	12.8265	11.5124	2,985

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	12.8855	12.8265	2,192
	01	2013	10.9583	12.8855	0
	01	2012	10.1202	10.9583	0
	01	2011	10.0000	10.1202	0

	02	2018	14.6602	12.8821	0
	02	2017	12.1064	14.6602	0
	02	2016	11.4127	12.1064	0
	02	2015	12.7413	11.4127	0
	02	2014	12.8259	12.7413	0
	02	2013	10.9298	12.8259	0
	02	2012	10.1144	10.9298	0
	02	2011	10.0000	10.1144	0

	03	2018	14.6136	12.8348	0
	03	2017	12.0740	14.6136	0
	03	2016	11.3879	12.0740	0
	03	2015	12.7201	11.3879	0
	03	2014	12.8111	12.7201	0
	03	2013	10.9226	12.8111	0
	03	2012	10.1130	10.9226	0
	03	2011	10.0000	10.1130	0

	04	2018	14.4744	12.6933	0
	04	2017	11.9770	14.4744	0
	04	2016	11.3137	11.9770	0
	04	2015	12.6565	11.3137	0
	04	2014	12.7665	12.6565	1,166
	04	2013	10.9012	12.7665	0
	04	2012	10.1087	10.9012	0
	04	2011	10.0000	10.1087	0

	05	2018	14.4283	12.6462	0
	05	2017	11.9449	14.4283	0
	05	2016	11.2891	11.9449	0
	05	2015	12.6355	11.2891	0
	05	2014	12.7517	12.6355	0
	05	2013	10.8941	12.7517	0
	05	2012	10.1072	10.8941	0
	05	2011	10.0000	10.1072	0

	06	2018	14.2907	12.5067	0
	06	2017	11.8488	14.2907	0
	06	2016	11.2154	11.8488	0
	06	2015	12.5722	11.2154	0
	06	2014	12.7072	12.5722	0
	06	2013	10.8727	12.7072	0
	06	2012	10.1029	10.8727	0
	06	2011	10.0000	10.1029	0

	07	2018	14.2449	12.4604	0
	07	2017	11.8168	14.2449	0
	07	2016	11.1909	11.8168	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	12.5511	11.1909	0
	07	2014	12.6924	12.5511	0
	07	2013	10.8656	12.6924	0
	07	2012	10.1015	10.8656	0
	07	2011	10.0000	10.1015	0

	08	2018	14.0634	12.2766	0
	08	2017	11.6899	14.0634	0
	08	2016	11.0933	11.6899	0
	08	2015	12.4671	11.0933	0
	08	2014	12.6333	12.4671	0
	08	2013	10.8371	12.6333	0
	08	2012	10.0957	10.8371	0
	08	2011	10.0000	10.0957	0

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class	01	2018	12.9713	12.0777	5,820,222
	01	2017	11.5339	12.9713	7,131,868
	01	2016	11.2507	11.5339	8,756,650
	01	2015	11.4343	11.2507	9,488,735
	01	2014	11.0842	11.4343	10,406,568
	01	2013	12.2009	11.0842	12,563,846
	01	2012	11.3710	12.2009	14,843,405
	01	2011	11.7375	11.3710	15,638,873
	01	2010	10.6862	11.7375	14,096,035
	01	2009	10.0000	10.6862	402,823

	02	2018	12.7530	11.8505	37,808
	02	2017	11.3626	12.7530	42,378
	02	2016	11.1061	11.3626	47,950
	02	2015	11.3103	11.1061	60,118
	02	2014	10.9862	11.3103	68,268
	02	2013	12.1176	10.9862	121,156
	02	2012	11.3165	12.1176	175,706
	02	2011	11.7049	11.3165	366,509
	02	2010	10.6782	11.7049	270,648
	02	2009	10.0000	10.6782	26,462

	03	2018	12.6990	11.7944	0
	03	2017	11.3201	12,6990	0
	03	2016	11.0702	11.3201	0
	03	2015	11.2795	11.0702	0
	03	2014	10.9618	11.2795	0
	03	2013	12.0969	10.9618	0
	03	2012	11.3029	12.0969	145
	03	2011	11.6967	11.3029	0
	03	2010	10.6761	11.6967	0
	03	2009	10.0000	10.6761	0

	04	2018	12.5381	11.6272	911,702
	04	2017	11.1935	12.5381	1,087,972
	04	2016	10.9631	11.1935	1,394,424

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	11.1873	10.9631	1,561,005
	04	2014	10.8889	11.1873	1,768,973
	04	2013	12.0348	10.8889	2,318,228
	04	2012	11.2621	12.0348	2,483,086
	04	2011	11.6723	11.2621	2,637,236
	04	2010	10.6701	11.6723	2,458,564
	04	2009	10.0000	10.6701	73,881

	05	2018	12.4848	11.5719	0
	05	2017	11.1517	12.4848	0
	05	2016	10.9277	11.1517	0
	05	2015	11.1569	10.9277	0
	05	2014	10.8648	11.1569	0
	05	2013	12.0142	10.8648	0
	05	2012	11.2486	12.0142	0
	05	2011	11.6642	11.2486	0
	05	2010	10.6681	11.6642	0
	05	2009	10.0000	10.6681	0

	06	2018	12.3262	11.4077	863
	06	2017	11.0266	12.3262	939
	06	2016	10.8216	11.0266	1,092
	06	2015	11.0655	10.8216	0
	06	2014	10.7923	11.0655	0
	06	2013	11.9523	10.7923	0
	06	2012	11.2079	11.9523	0
	06	2011	11.6397	11.2079	41,166
	06	2010	10.6620	11.6397	0
	06	2009	10.0000	10.6620	0

	07	2018	12.2737	11.3533	0
	07	2017	10.9851	12.2737	0
	07	2016	10.7865	10.9851	0
	07	2015	11.0352	10.7865	0
	07	2014	10.7682	11.0352	0
	07	2013	11.9318	10.7682	0
	07	2012	11.1943	11.9318	0
	07	2011	11.6316	11.1943	0
	07	2010	10.6600	11.6316	0
	07	2009	10.0000	10.6600	0

	08	2018	12.0657	11.1382	0
	08	2017	10.8208	12.0657	0
	08	2016	10.6468	10.8208	0
	08	2015	10.9146	10.6468	0
	08	2014	10.6723	10.9146	0
	08	2013	11.8497	10.6723	0
	08	2012	11.1402	11.8497	0
	08	2011	11.5990	11.1402	0
	08	2010	10.6519	11.5990	0
	08	2009	10.0000	10.6519	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Real Return Portfolio, Administrative Class	01	2018	16.6570	16.0693	317,318
	01	2017	16.2881	16.6570	401,203
	01	2016	15.6951	16.2881	446,007
	01	2015	16.3523	15.6951	532,241
	01	2014	16.0778	16.3523	722,592
	01	2013	17.9527	16.0778	852,891
	01	2012	16.7335	17.9527	844,670
	01	2011	15.1879	16.7335	888,608
	01	2010	14.2407	15.1879	1,117,099
	01	2009	12.1928	14.2407	1,192,533

	02	2018	16.1440	15.5434	147,407
	02	2017	15.8186	16.1440	175,643
	02	2016	15.2736	15.8186	197,735
	02	2015	15.9455	15.2736	225,321
	02	2014	15.7097	15.9455	281,969
	02	2013	17.5774	15.7097	365,842
	02	2012	16.4171	17.5774	358,526
	02	2011	14.9309	16.4171	378,407
	02	2010	14.0281	14.9309	463,626
	02	2009	12.0351	14.0281	514,562

	03	2018	16.0188	15.4147	11,355
	03	2017	15.7034	16.0188	14,010
	03	2016	15.1700	15.7034	18,709
	03	2015	15.8454	15.1700	19,615
	03	2014	15.6190	15.8454	22,460
	03	2013	17.4848	15.6190	21,797
	03	2012	16.3389	17.4848	27,371
	03	2011	14.8674	16.3389	30,799
	03	2010	13.9755	14.8674	34,955
	03	2009	11.9961	13.9755	34,353

	04	2018	15.6468	15.0339	48,406
	04	2017	15.3618	15.6468	61,349
	04	2016	14.8628	15.3618	74,669
	04	2015	15.5482	14.8628	85,888
	04	2014	15.3494	15.5482	104,413
	04	2013	17.2092	15.3494	120,433
	04	2012	16.1061	17.2092	141,289
	04	2011	14.6778	16.1061	180,043
	04	2010	13.8184	14.6778	198,208
	04	2009	11.8793	13.8184	222,768

	05	2018	15.5248	14.9089	686
	05	2017	15.2499	15.5248	724
	05	2016	14.7619	15.2499	875
	05	2015	15.4506	14.7619	825
	05	2014	15.2608	15.4506	1,598
	05	2013	17.1186	15.2608	3,686
	05	2012	16.0294	17.1186	3,049
	05	2011	14.6153	16.0294	2,746

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2010	13.7665	14.6153	2,992
	05	2009	11.8407	13.7665	2,896

	06	2018	15.1636	14.5401	734
	06	2017	14.9174	15.1636	771
	06	2016	14.4622	14.9174	741
	06	2015	15.1600	14.4622	689
	06	2014	14.9967	15.1600	708
	06	2013	16.8481	14.9967	704
	06	2012	15.8005	16.8481	583
	06	2011	14.4285	15.8005	548
	06	2010	13.6114	14.4285	603
	06	2009	11.7252	13.6114	4,128

	07	2018	13.6548	13.0868	0
	07	2017	13.4400	13.6548	0
	07	2016	13.0365	13.4400	0
	07	2015	13.6725	13.0365	0
	07	2014	13.5321	13.6725	0
	07	2013	15.2105	13.5321	1,983
	07	2012	14.2720	15.2105	1,852
	07	2011	13.0394	14.2720	6,325
	07	2010	12.3072	13.0394	6,567
	07	2009	10.6072	12.3072	5,978

	08	2018	13.2524	12.6753	0
	08	2017	13.0703	13.2524	0
	08	2016	12.7038	13.0703	0
	08	2015	13.3509	12.7038	0
	08	2014	13.2409	13.3509	0
	08	2013	14.9136	13.2409	0
	08	2012	14.0222	14.9136	0
	08	2011	12.8373	14.0222	0
	08	2010	12.1413	12.8373	0
	08	2009	10.4855	12.1413	0

PIMCO Total Return Portfolio, Administrative Class	01	2018	17.5572	17.2278	1,120,789
	01	2017	16.9619	17.5572	1,439,532
	01	2016	16.7449	16.9619	1,750,165
	01	2015	16.8979	16.7449	1,939,854
	01	2014	16.4257	16.8979	2,618,218
	01	2013	16.9837	16.4257	3,251,096
	01	2012	15.7087	16.9837	3,283,436
	01	2011	15.3681	15.7087	3,426,939
	01	2010	14.4088	15.3681	3,900,569
	01	2009	12.8041	14.4088	3,910,396

	02	2018	17.0170	16.6641	476,348
	02	2017	16.4731	17.0170	565,289
	02	2016	16.2953	16.4731	629,877
	02	2015	16.4776	16.2953	723,549

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	16.0497	16.4776	927,516
	02	2013	16.6286	16.0497	1,098,956
	02	2012	15.4117	16.6286	1,117,824
	02	2011	15.1081	15.4117	1,211,684
	02	2010	14.1938	15.1081	1,438,419
	02	2009	12.6387	14.1938	1,546,082

	03	2018	16.8846	16.5261	32,737
	03	2017	16.3531	16.8846	39,310
	03	2016	16.1848	16.3531	48,574
	03	2015	16.3741	16.1848	50,637
	03	2014	15.9571	16.3741	55,045
	03	2013	16.5410	15.9571	56,294
	03	2012	15.3384	16.5410	61,782
	03	2011	15.0437	15.3384	78,390
	03	2010	14.1405	15.0437	87,594
	03	2009	12.5976	14.1405	89,028

	04	2018	16.4924	16.1178	186,966
	04	2017	15.9974	16.4924	217,193
	04	2016	15.8569	15.9974	237,183
	04	2015	16.0669	15.8569	269,391
	04	2014	15.6816	16.0669	314,846
	04	2013	16.2803	15.6816	397,054
	04	2012	15.1198	16.2803	475,419
	04	2011	14.8519	15.1198	517,997
	04	2010	13.9816	14.8519	685,257
	04	2009	12.4750	13.9816	699,454

	05	2018	16.3639	15.9839	111
	05	2017	15.8808	16.3639	126
	05	2016	15.7494	15.8808	129
	05	2015	15.9661	15.7494	131
	05	2014	15.5911	15.9661	2,604
	05	2013	16.1945	15.5911	6,584
	05	2012	15.0478	16.1945	5,582
	05	2011	14.7887	15.0478	5,582
	05	2010	13.9291	14.7887	5,582
	05	2009	12.4345	13.9291	6,153

	06	2018	15.9831	15.5884	1,122
	06	2017	15.5346	15.9831	13,862
	06	2016	15.4296	15.5346	14,212
	06	2015	15.6659	15.4296	15,195
	06	2014	15.3213	15.6659	24,030
	06	2013	15.9387	15.3213	34,582
	06	2012	14.8328	15.9387	38,454
	06	2011	14.5997	14.8328	39,069
	06	2010	13.7721	14.5997	50,452
	06	2009	12.3132	13.7721	50,121

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2018	14.8398	14.4660	2,879
	07	2017	14.4306	14.8398	3,333
	07	2016	14.3405	14.4306	1,407
	07	2015	14.5674	14.3405	1,475
	07	2014	14.2543	14.5674	1,657
	07	2013	14.8363	14.2543	4,650
	07	2012	13.8140	14.8363	10,334
	07	2011	13.6038	13.8140	15,489
	07	2010	12.8393	13.6038	26,349
	07	2009	11.4850	12.8393	29,508

	08	2018	14.4024	14.0112	0
	08	2017	14.0337	14.4024	0
	08	2016	13.9745	14.0337	0
	08	2015	14.2248	13.9745	0
	08	2014	13.9475	14.2248	0
	08	2013	14.5466	13.9475	170
	08	2012	13.5722	14.5466	1,137
	08	2011	13.3930	13.5722	1,174
	08	2010	12.6661	13.3930	1,323
	08	2009	11.3533	12.6661	2,063

PIMCO All Asset Portfolio, Administrative Class	01	2018	15.6974	14.6475	207,942
	01	2017	14.0135	15.6974	270,894
	01	2016	12.5788	14.0135	311,249
	01	2015	14.0101	12.5788	337,033
	01	2014	14.1348	14.0101	394,814
	01	2013	14.2893	14.1348	359,411
	01	2012	12.6023	14.2893	247,374
	01	2011	12.5294	12.6023	23,614
	01	2010	11.2306	12.5294	16,619
	01	2009	9.3640	11.2306	9,098

	02	2018	15.3148	14.2617	7,837
	02	2017	13.6993	15.3148	7,542
	02	2016	12.3218	13.6993	13,135
	02	2015	13.7517	12.3218	16,111
	02	2014	13.9024	13.7517	43,338
	02	2013	14.0828	13.9024	73,602
	02	2012	12.4456	14.0828	48,696
	02	2011	12.3987	12.4456	25,595
	02	2010	11.1359	12.3987	32,685
	02	2009	9.3040	11.1359	17,581

	03	2018	15.2206	14.1668	0
	03	2017	13.6218	15.2206	0
	03	2016	12.2583	13.6218	0
	03	2015	13.6878	12.2583	0
	03	2014	13.8448	13.6878	0
	03	2013	14.0316	13.8448	0
	03	2012	12.4067	14.0316	0
	03	2011	12.3662	12.4067	2,065

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2010	11.1124	12.3662	2,556
	03	2009	9.2890	11.1124	0

	04	2018	14.9408	13.8853	51,221
	04	2017	13.3916	14.9408	96,068
	04	2016	12.0695	13.3916	61,205
	04	2015	13.4976	12.0695	57,157
	04	2014	13.6733	13.4976	66,910
	04	2013	13.8790	13.6733	72,632
	04	2012	12.2905	13.8790	64,490
	04	2011	12.2690	12.2905	53,779
	04	2010	11.0419	12.2690	63,033
	04	2009	9.2442	11.0419	8,984

	05	2018	14.8488	13.7926	0
	05	2017	13.3160	14.8488	0
	05	2016	12.0074	13.3160	0
	05	2015	13.4350	12.0074	0
	05	2014	13.6168	13.4350	0
	05	2013	13.8286	13.6168	0
	05	2012	12.2521	13.8286	58
	05	2011	12.2369	12.2521	0
	05	2010	11.0186	12.2369	0
	05	2009	9.2294	11.0186	0

	06	2018	14.5753	13.5182	0
	06	2017	13.0904	14.5753	0
	06	2016	11.8220	13.0904	0
	06	2015	13.2478	11.8220	0
	06	2014	13.4476	13.2478	0
	06	2013	13.6777	13.4476	0
	06	2012	12.1371	13.6777	0
	06	2011	12.1405	12.1371	0
	06	2010	10.9486	12.1405	1,302
	06	2009	9.1847	10.9486	1,267

	07	2018	14.4850	13.4277	0
	07	2017	13.0158	14.4850	0
	07	2016	11.7608	13.0158	0
	07	2015	13.1859	11.7608	0
	07	2014	13.3916	13.1859	0
	07	2013	13.6277	13.3916	0
	07	2012	12.0989	13.6277	0
	07	2011	12.1085	12.0989	0
	07	2010	10.9252	12.1085	0
	07	2009	9.1698	10.9252	0

	08	2018	14.1294	13.0714	0
	08	2017	12.7220	14.1294	0
	08	2016	11.5187	12.7220	0
	08	2015	12.9410	11.5187	0
	08	2014	13.1698	12.9410	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2013	13.4294	13.1698	0
	08	2012	11.9474	13.4294	0
	08	2011	11.9812	11.9474	0
	08	2010	10.8325	11.9812	0
	08	2009	9.1106	10.8325	0

PIMCO CommodityRealReturn Strategy Portfolio, Administrative Class	01	2018	6.1333	5.1952	787,367
	01	2017	6.0858	6.1333	939,631
	01	2016	5.3572	6.0858	1,040,249
	01	2015	7.3096	5.3572	1,345,289
	01	2014	9.0833	7.3096	1,265,288
	01	2013	10.7945	9.0833	1,151,849
	01	2012	10.3833	10.7945	1,055,062
	01	2011	11.3856	10.3833	1,100,956
	01	2010	9.2683	11.3856	1,156,307
	01	2009	6.6382	9.2683	1,035,243

	02	2018	5.9837	5.0582	173,143
	02	2017	5.9493	5.9837	204,746
	02	2016	5.2477	5.9493	229,651
	02	2015	7.1747	5.2477	305,911
	02	2014	8.9338	7.1747	258,183
	02	2013	10.6384	8.9338	240,492
	02	2012	10.2541	10.6384	220,849
	02	2011	11.2667	10.2541	240,804
	02	2010	9.1901	11.2667	258,080
	02	2009	6.5956	9.1901	298,431

	03	2018	5.9468	5.0245	8,621
	03	2017	5.9157	5.9468	9,984
	03	2016	5.2206	5.9157	9,708
	03	2015	7.1414	5.2206	11,449
	03	2014	8.8969	7.1414	10,440
	03	2013	10.5998	8.8969	8,738
	03	2012	10.2220	10.5998	6,817
	03	2011	11.2372	10.2220	6,867
	03	2010	9.1707	11.2372	8,032
	03	2009	6.5850	9.1707	8,936

	04	2018	5.8375	4.9247	134,663
	04	2017	5.8156	5.8375	175,003
	04	2016	5.1402	5.8156	194,245
	04	2015	7.0421	5.1402	252,084
	04	2014	8.7866	7.0421	268,483
	04	2013	10.4844	8.7866	292,398
	04	2012	10.1262	10.4844	275,798
	04	2011	11.1489	10.1262	321,669
	04	2010	9.1125	11.1489	245,189
	04	2009	6.5532	9.1125	189,322

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2018	5.8015	4.8917	0
	05	2017	5.7827	5.8015	0
	05	2016	5.1137	5.7827	0
	05	2015	7.0094	5.1137	0
	05	2014	8.7502	7.0094	0
	05	2013	10.4463	8.7502	0
	05	2012	10.0946	10.4463	0
	05	2011	11.1196	10.0946	0
	05	2010	9.0932	11.1196	0
	05	2009	6.5426	9.0932	0

	06	2018	5.6946	4.7944	435
	06	2017	5.6847	5.6946	15,101
	06	2016	5.0347	5.6847	15,079
	06	2015	6.9117	5.0347	15,346
	06	2014	8.6415	6.9117	15,243
	06	2013	10.3323	8.6415	16,970
	06	2012	9.9998	10.3323	17,241
	06	2011	11.0320	9.9998	17,211
	06	2010	9.0353	11.0320	20,039
	06	2009	6.5110	9.0353	2,682

	07	2018	5.6593	4.7623	0
	07	2017	5.6624	5.6593	0
	07	2016	5.0086	5.6624	0
	07	2015	6.8794	5.0086	0
	07	2014	8.6055	6.8794	0
	07	2013	10.2945	8.6055	345
	07	2012	9.9683	10.2945	301
	07	2011	11.0029	9.9683	1,167
	07	2010	9.0161	11.0029	1,340
	07	2009	6.5004	9.0161	1,540

	08	2018	5.5203	4.6358	0
	08	2017	5.5247	5.5203	0
	08	2016	4.9055	5.5247	0
	08	2015	6.7516	4.9055	0
	08	2014	8.4629	6.7516	0
	08	2013	10.1447	8.4629	0
	08	2012	9.8434	10.1447	0
	08	2011	10.8873	9.8434	0
	08	2010	8.9395	10.8873	0
	08	2009	6.4584	8.9395	0

Putnam VT Multi-Asset Absolute Return Fund, Class IB	01	2018	11.1924	10.1754	136,505
	01	2017	10.6047	11.1924	176,051
	01	2016	10.6752	10.6047	222,930
	01	2015	10.8799	10.6752	222,024
	01	2014	10.6192	10.8799	259,128
	01	2013	10.3424	10.6192	219,471
	01	2012	10.0457	10.3424	39,243
	01	2011	10.0000	10.0457	2,745

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	11.0508	10.0264	18,485
	02	2017	10.4915	11.0508	17,613
	02	2016	10.5828	10.4915	17,378
	02	2015	10.8076	10.5828	20,280
	02	2014	10.5701	10.8076	14,338
	02	2013	10.3155	10.5701	5,218
	02	2012	10.0400	10.3155	4,893
	02	2011	10.0000	10.0400	0

	03	2018	11.0157	9.9896	0
	03	2017	10.4634	11.0157	0
	03	2016	10.5598	10.4634	0
	03	2015	10.7896	10.5598	0
	03	2014	10.5578	10.7896	0
	03	2013	10.3088	10.5578	0
	03	2012	10.0385	10.3088	0
	03	2011	10.0000	10.0385	0

	04	2018	10.9108	9.8794	36,951
	04	2017	10.3794	10.9108	38,087
	04	2016	10.4910	10.3794	103,653
	04	2015	10.7357	10.4910	102,782
	04	2014	10.5211	10.7357	47,959
	04	2013	10.2886	10.5211	23,533
	04	2012	10.0343	10.2886	26,448
	04	2011	10.0000	10.0343	2,584

	05	2018	10.8760	9.8428	0
	05	2017	10.3517	10.8760	0
	05	2016	10.4682	10.3517	0
	05	2015	10.7178	10.4682	0
	05	2014	10.5089	10.7178	0
	05	2013	10.2819	10.5089	0
	05	2012	10.0328	10.2819	0
	05	2011	10.0000	10.0328	0

	06	2018	10.7723	9.7343	0
	06	2017	10.2683	10.7723	0
	06	2016	10.3999	10.2683	0
	06	2015	10.6641	10.3999	0
	06	2014	10.4723	10.6641	0
	06	2013	10.2617	10.4723	0
	06	2012	10.0286	10.2617	0
	06	2011	10.0000	10.0286	0

	07	2018	10.7378	9.6982	0
	07	2017	10.2406	10.7378	0
	07	2016	10.3771	10.2406	0
	07	2015	10.6462	10.3771	0
	07	2014	10.4601	10.6462	0
	07	2013	10.2550	10.4601	0
	07	2012	10.0271	10.2550	0
	07	2011	10.0000	10.0271	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	10.6010	9.5552	0
	08	2017	10.1306	10.6010	0
	08	2016	10.2866	10.1306	0
	08	2015	10.5750	10.2866	0
	08	2014	10.4113	10.5750	0
	08	2013	10.2281	10.4113	0
	08	2012	10.0214	10.2281	0
	08	2011	10.0000	10.0214	0

Putnam VT Equity Income Fund, Class IB	01	2018	23.0279	20.7878	100,199
	01	2017	19.6522	23.0279	116,240
	01	2016	17.5294	19.6522	138,157
	01	2015	18.3269	17.5294	193,266
	01	2014	16.4900	18.3269	158,311
	01	2013	12.6236	16.4900	92,349
	01	2012	10.7265	12.6236	31,879
	01	2011	10.0000	10.7265	128

	02	2018	22.7366	20.4835	29,006
	02	2017	19.4426	22.7366	26,644
	02	2016	17.3777	19.4426	24,591
	02	2015	18.2052	17.3777	32,095
	02	2014	16.4138	18.2052	33,312
	02	2013	12.5907	16.4138	21,487
	02	2012	10.7204	12.5907	2,871
	02	2011	10.0000	10.7204	0

	03	2018	22.6644	20.4081	0
	03	2017	19.3906	22.6644	0
	03	2016	17.3400	19.3906	831
	03	2015	18.1749	17.3400	831
	03	2014	16.3948	18.1749	0
	03	2013	12.5825	16.3948	0
	03	2012	10.7189	12.5825	0
	03	2011	10.0000	10.7189	0

	04	2018	22.4486	20.1832	9,444
	04	2017	19.2349	22.4486	10,120
	04	2016	17.2270	19.2349	37,368
	04	2015	18.0841	17.2270	46,498
	04	2014	16.3378	18.0841	44,710
	04	2013	12.5579	16.3378	46,400
	04	2012	10.7143	12.5579	32,992
	04	2011	10.0000	10.7143	0

	05	2018	22.3770	20.1083	0
	05	2017	19.1834	22.3770	0
	05	2016	17.1896	19.1834	0
	05	2015	18.0540	17.1896	0
	05	2014	16.3189	18.0540	0
	05	2013	12.5497	16.3189	0
	05	2012	10.7128	12.5497	0
	05	2011	10.0000	10.7128	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2018	22.1637	19.8866	0
	06	2017	19.0290	22.1637	0
	06	2016	17.0774	19.0290	0
	06	2015	17.9636	17.0774	0
	06	2014	16.2620	17.9636	0
	06	2013	12.5251	16.2620	0
	06	2012	10.7083	12.5251	0
	06	2011	10.0000	10.7083	0

	07	2018	22.0928	19.8130	0
	07	2017	18.9777	22.0928	0
	07	2016	17.0400	18.9777	0
	07	2015	17.9334	17.0400	0
	07	2014	16.2430	17.9334	0
	07	2013	12.5169	16.2430	0
	07	2012	10.7067	12.5169	0
	07	2011	10.0000	10.7067	0

	08	2018	21.8113	19.5208	0
	08	2017	18.7738	21.8113	0
	08	2016	16.8915	18.7738	0
	08	2015	17.8135	16.8915	0
	08	2014	16.1673	17.8135	0
	08	2013	12.4841	16.1673	0
	08	2012	10.7006	12.4841	0
	08	2011	10.0000	10.7006	0
Templeton Developing Markets VIP Fund, Class 2	01	2018	17.2772	14.3512	185,096
	01	2017	12.4724	17.2772	195,538
	01	2016	10.7654	12.4724	293,831
	01	2015	13.5737	10.7654	381,709
	01	2014	15.0199	13.5737	401,178
	01	2013	15.3671	15.0199	463,945
	01	2012	13.7666	15.3671	422,046
	01	2011	16.5844	13.7666	461,159
	01	2010	14.2969	16.5844	461,946
	01	2009	8.3969	14.2969	525,940

	02	2018	16.8560	13.9731	79,007
	02	2017	12.1928	16.8560	84,332
	02	2016	10.5454	12.1928	116,356
	02	2015	13.3233	10.5454	150,157
	02	2014	14.7728	13.3233	157,890
	02	2013	15.1450	14.7728	170,180
	02	2012	13.5953	15.1450	176,401
	02	2011	16.4113	13.5953	199,120
	02	2010	14.1764	16.4113	192,865
	02	2009	8.3431	14.1764	223,953

	03	2018	16.7523	13.8801	3,432
	03	2017	12.1238	16.7523	3,366
	03	2016	10.4911	12.1238	5,380

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	13.2614	10.4911	6,818
	03	2014	14.7116	13.2614	6,594
	03	2013	15.0900	14.7116	6,352
	03	2012	13.5528	15.0900	5,673
	03	2011	16.3683	13.5528	6,670
	03	2010	14.1464	16.3683	6,748
	03	2009	8.3296	14.1464	13,155

	04	2018	16.4443	13.6042	20,947
	04	2017	11.9188	16.4443	20,634
	04	2016	10.3294	11.9188	25,209
	04	2015	13.0770	10.3294	30,146
	04	2014	14.5293	13.0770	32,037
	04	2013	14.9257	14.5293	36,849
	04	2012	13.4258	14.9257	38,864
	04	2011	16.2397	13.4258	41,498
	04	2010	14.0566	16.2397	72,448
	04	2009	8.2894	14.0566	85,785

	05	2018	16.3429	13.5133	33
	05	2017	11.8514	16.3429	32
	05	2016	10.2762	11.8514	43
	05	2015	13.0163	10.2762	51
	05	2014	14.4691	13.0163	44
	05	2013	14.8715	14.4691	0
	05	2012	13.3839	14.8715	0
	05	2011	16.1972	13.3839	0
	05	2010	14.0269	16.1972	0
	05	2009	8.2761	14.0269	0

	06	2018	16.0419	13.2444	0
	06	2017	11.6506	16.0419	7,473
	06	2016	10.1175	11.6506	7,462
	06	2015	12.8350	10.1175	7,453
	06	2014	14.2894	12.8350	7,439
	06	2013	14.7092	14.2894	7,428
	06	2012	13.2582	14.7092	7,416
	06	2011	16.0696	13.2582	7,405
	06	2010	13.9377	16.0696	8,398
	06	2009	8.2360	13.9377	2,989

	07	2018	15.9426	13.1558	0
	07	2017	11.5843	15.9426	0
	07	2016	10.0651	11.5843	0
	07	2015	12.7749	10.0651	0
	07	2014	14.2298	12.7749	0
	07	2013	14.6554	14.2298	0
	07	2012	13.2165	14.6554	0
	07	2011	16.0272	13.2165	0
	07	2010	13.9080	16.0272	503
	07	2009	8.2227	13.9080	560

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2018	15.5510	12.8066	0

	08	2017	11.3226	15.5510	0
	08	2016	9.8579	11.3226	0
	08	2015	12.5376	9.8579	0
	08	2014	13.9941	12.5376	0
	08	2013	14.4421	13.9941	43
	08	2012	13.0509	14.4421	39
	08	2011	15.8588	13.0509	42
	08	2010	13.7900	15.8588	57
	08	2009	8.1696	13.7900	63

Templeton Foreign VIP Fund, Class 2	01	2018	22.7346	18.9635	532,832
	01	2017	19.7477	22.7346	562,362
	01	2016	18.6778	19.7477	719,747
	01	2015	20.2480	18.6778	883,689
	01	2014	23.0962	20.2480	1,044,614
	01	2013	19.0388	23.0962	1,140,622
	01	2012	16.3243	19.0388	1,501,341
	01	2011	18.5165	16.3243	1,909,568
	01	2010	17.3142	18.5165	2,067,889
	01	2009	12.8071	17.3142	2,225,045

	02	2018	22.0348	18.3428	220,710
	02	2017	19.1783	22.0348	234,057
	02	2016	18.1761	19.1783	314,515
	02	2015	19.7443	18.1761	387,314
	02	2014	22.5674	19.7443	450,275
	02	2013	18.6407	22.5674	510,481
	02	2012	16.0155	18.6407	701,028
	02	2011	18.2032	16.0155	858,360
	02	2010	17.0557	18.2032	950,677
	02	2009	12.6415	17.0557	1,046,006

	03	2018	21.8634	18.1909	28,680
	03	2017	19.0386	21.8634	31,058
	03	2016	18.0528	19.0386	37,892
	03	2015	19.6203	18.0528	78,149
	03	2014	22.4371	19.6203	84,947
	03	2013	18.5424	22.4371	73,131
	03	2012	15.9393	18.5424	75,523
	03	2011	18.1257	15.9393	108,959
	03	2010	16.9918	18.1257	116,804
	03	2009	12.6005	16.9918	120,311

	04	2018	21.3555	17.7414	187,036
	04	2017	18.6244	21.3555	186,912
	04	2016	17.6871	18.6244	205,725
	04	2015	19.2521	17.6871	253,064
	04	2014	22.0497	19.2521	272,543
	04	2013	18.2501	22.0497	336,338
	04	2012	15.7121	18.2501	474,933

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2011	17.8946	15.7121	626,369
	04	2010	16.8007	17.8946	766,149
	04	2009	12.4778	16.8007	880,304

	05	2018	21.1890	17.5939	7,765
	05	2017	18.4887	21.1890	10,796
	05	2016	17.5671	18.4887	11,028
	05	2015	19.1313	17.5671	19,519
	05	2014	21.9224	19.1313	18,792
	05	2013	18.1540	21.9224	22,653
	05	2012	15.6372	18.1540	24,243
	05	2011	17.8184	15.6372	27,782
	05	2010	16.7376	17.8184	28,691
	05	2009	12.4373	16.7376	33,044

	06	2018	20.6959	17.1586	11,584
	06	2017	18.0856	20.6959	15,475
	06	2016	17.2103	18.0856	17,222
	06	2015	18.7715	17.2103	22,190
	06	2014	21.5431	18.7715	37,519
	06	2013	17.8671	21.5431	54,495
	06	2012	15.4138	17.8671	61,999
	06	2011	17.5907	15.4138	77,712
	06	2010	16.5490	17.5907	84,475
	06	2009	12.3159	16.5490	92,024

	07	2018	20.9407	17.3528	1,203
	07	2017	18.3087	20.9407	1,579
	07	2016	17.4316	18.3087	1,824
	07	2015	19.0225	17.4316	2,087
	07	2014	21.8424	19.0225	2,130
	07	2013	18.1246	21.8424	16,506
	07	2012	15.6440	18.1246	33,040
	07	2011	17.8624	15.6440	47,000
	07	2010	16.8132	17.8624	68,176
	07	2009	12.5190	16.8132	88,859

	08	2018	20.3234	16.8070	0
	08	2017	17.8049	20.3234	0
	08	2016	16.9867	17.8049	0
	08	2015	18.5750	16.9867	0
	08	2014	21.3721	18.5750	0
	08	2013	17.7707	21.3721	391
	08	2012	15.3700	17.7707	1,199
	08	2011	17.5855	15.3700	3,117
	08	2010	16.5864	17.5855	3,233
	08	2009	12.3754	16.5864	4,013

Templeton Global Bond VIP Fund, Class 4	01	2018	10.7286	10.7840	31,435
	01	2017	10.6865	10.7286	38,182
	01	2016	10.5306	10.6865	60,681
	01	2015	11.1649	10.5306	72,730

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	11.1292	11.1649	73,643
	01	2013	11.1109	11.1292	97,903
	01	2012	9.7973	11.1109	42,556
	01	2011	10.0000	9.7973	4,577

	02	2018	10.5928	10.6261	1,044
	02	2017	10.5725	10.5928	1,455
	02	2016	10.4394	10.5725	1,405
	02	2015	11.0907	10.4394	8,840
	02	2014	11.0777	11.0907	14,399
	02	2013	11.0820	11.0777	16,813
	02	2012	9.7918	11.0820	9,215
	02	2011	10.0000	9.7918	0

	03	2018	10.5592	10.5870	0
	03	2017	10.5442	10.5592	0
	03	2016	10.4167	10.5442	0
	03	2015	11.0723	10.4167	0
	03	2014	11.0649	11.0723	0
	03	2013	11.0748	11.0649	2,490
	03	2012	9.7904	11.0748	959
	03	2011	10.0000	9.7904	0

	04	2018	10.4586	10.4703	12,809
	04	2017	10.4595	10.4586	12,960
	04	2016	10.3488	10.4595	12,787
	04	2015	11.0169	10.3488	14,196
	04	2014	11.0264	11.0169	16,442
	04	2013	11.0531	11.0264	15,986
	04	2012	9.7862	11.0531	19,494
	04	2011	10.0000	9.7862	0

	05	2018	10.4252	10.4315	218
	05	2017	10.4315	10.4252	218
	05	2016	10.3263	10.4315	218
	05	2015	10.9985	10.3263	218
	05	2014	11.0136	10.9985	218
	05	2013	11.0459	11.0136	218
	05	2012	9.7848	11.0459	218
	05	2011	10.0000	9.7848	0

	06	2018	10.3258	10.3164	0
	06	2017	10.3475	10.3258	0
	06	2016	10.2589	10.3475	0
	06	2015	10.9434	10.2589	0
	06	2014	10.9752	10.9434	0
	06	2013	11.0242	10.9752	0
	06	2012	9.7806	11.0242	0
	06	2011	10.0000	9.7806	0

	07	2018	10.2927	10.2782	0
	07	2017	10.3196	10.2927	0
	07	2016	10.2364	10.3196	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	10.9251	10.2364	0
	07	2014	10.9624	10.9251	0
	07	2013	11.0170	10.9624	0
	07	2012	9.7792	11.0170	0
	07	2011	10.0000	9.7792	0

	08	2018	10.1616	10.1266	0
	08	2017	10.2087	10.1616	0
	08	2016	10.1472	10.2087	0
	08	2015	10.8520	10.1472	0
	08	2014	10.9113	10.8520	0
	08	2013	10.9881	10.9113	0
	08	2012	9.7736	10.9881	0
	08	2011	10.0000	9.7736	0

Templeton Growth VIP Fund, Class 2	01	2018	25.3909	21.3277	119,886
	01	2017	21.7186	25.3909	139,700
	01	2016	20.0838	21.7186	199,515
	01	2015	21.7710	20.0838	244,566
	01	2014	22.7083	21.7710	278,859
	01	2013	17.5958	22.7083	308,574
	01	2012	14.7338	17.5958	345,631
	01	2011	16.0550	14.7338	383,879
	01	2010	15.1541	16.0550	392,263
	01	2009	11.7171	15.1541	341,406

	02	2018	24.6172	20.6360	27,042
	02	2017	21.0991	24.6172	29,267
	02	2016	19.5505	21.0991	36,720
	02	2015	21.2360	19.5505	48,213
	02	2014	22.1952	21.2360	89,976
	02	2013	17.2332	22.1952	76,296
	02	2012	14.4597	17.2332	100,177
	02	2011	15.7882	14.4597	110,624
	02	2010	14.9325	15.7882	120,402
	02	2009	11.5692	14.9325	132,084

	03	2018	24.4275	20.4667	644
	03	2017	20.9469	24.4275	1,002
	03	2016	19.4194	20.9469	1,245
	03	2015	21.1043	19.4194	2,749
	03	2014	22.0688	21.1043	2,072
	03	2013	17.1437	22.0688	2,035
	03	2012	14.3919	17.1437	2,101
	03	2011	15.7222	14.3919	2,167
	03	2010	14.8777	15.7222	4,898
	03	2009	11.5326	14.8777	5,115

	04	2018	23.8657	19.9657	26,384
	04	2017	20.4961	23.8657	27,679
	04	2016	19.0305	20.4961	32,023
	04	2015	20.7132	19.0305	34,823

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2014	21.6929	20.7132	35,200
	04	2013	16.8774	21.6929	44,922
	04	2012	14.1901	16.8774	61,162
	04	2011	15.5254	14.1901	71,181
	04	2010	14.7138	15.5254	80,634
	04	2009	11.4230	14.7138	63,729

	05	2018	23.6816	19.8013	648
	05	2017	20.3484	23.6816	618
	05	2016	18.9029	20.3484	648
	05	2015	20.5848	18.9029	637
	05	2014	21.5694	20.5848	618
	05	2013	16.7898	21.5694	3,128
	05	2012	14.1236	16.7898	3,328
	05	2011	15.4605	14.1236	3,513
	05	2010	14.6598	15.4605	3,245
	05	2009	11.3868	14.6598	3,138

	06	2018	23.1359	19.3160	1,447
	06	2017	19.9093	23.1359	2,299
	06	2016	18.5234	19.9093	2,380
	06	2015	20.2024	18.5234	2,591
	06	2014	21.2011	20.2024	2,553
	06	2013	16.5283	21.2011	2,486
	06	2012	13.9251	16.5283	2,626
	06	2011	15.2665	13.9251	2,705
	06	2010	14.4979	15.2665	3,602
	06	2009	11.2783	14.4979	3,567

	07	2018	20.9857	17.5119	0
	07	2017	18.0681	20.9857	0
	07	2016	16.8189	18.0681	0
	07	2015	18.3528	16.8189	0
	07	2014	19.2700	18.3528	0
	07	2013	15.0305	19.2700	0
	07	2012	12.6697	15.0305	0
	07	2011	13.8972	12.6697	0
	07	2010	13.2043	13.8972	0
	07	2009	10.2772	13.2043	0

	08	2018	20.3672	16.9612	0
	08	2017	17.5710	20.3672	0
	08	2016	16.3897	17.5710	0
	08	2015	17.9210	16.3897	0
	08	2014	18.8552	17.9210	0
	08	2013	14.7370	18.8552	0
	08	2012	12.4478	14.7370	0
	08	2011	13.6818	12.4478	0
	08	2010	13.0262	13.6818	0
	08	2009	10.1593	13.0262	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Wanger Select	01	2018	26.8083	23.1626	1,316
	01	2017	21.4519	26.8083	1,958
	01	2016	19.1829	21.4519	2,086
	01	2015	19.3971	19.1829	2,544
	01	2014	19.0638	19.3971	3,307
	01	2013	14.3593	19.0638	3,307
	01	2012	12.2886	14.3593	3,737
	01	2011	15.1320	12.2886	5,437
	01	2010	12.1193	15.1320	4,962
	01	2009	7.3924	12.1193	6,498

	02	2018	26.1222	22.5243	152
	02	2017	20.9449	26.1222	149
	02	2016	18.7675	20.9449	487
	02	2015	19.0156	18.7675	503
	02	2014	18.7268	19.0156	518
	02	2013	14.1341	18.7268	521
	02	2012	12.1206	14.1341	565
	02	2011	14.9554	12.1206	591
	02	2010	12.0022	14.9554	514
	02	2009	7.3358	12.0022	602

	03	2018	25.9534	22.3675	0
	03	2017	20.8199	25.9534	0
	03	2016	18.6650	20.8199	0
	03	2015	18.9214	18.6650	0
	03	2014	18.6434	18.9214	0
	03	2013	14.0783	18.6434	0
	03	2012	12.0790	14.0783	0
	03	2011	14.9115	12.0790	1,339
	03	2010	11.9730	14.9115	1,149
	03	2009	7.3217	11.9730	1,367

	04	2018	25.4525	21.9025	0
	04	2017	20.4489	25.4525	0
	04	2016	18.3603	20.4489	0
	04	2015	18.6409	18.3603	291
	04	2014	18.3952	18.6409	301
	04	2013	13.9120	18.3952	535
	04	2012	11.9546	13.9120	570
	04	2011	14.7805	11.9546	592
	04	2010	11.8859	14.7805	540
	04	2009	7.2795	11.8859	598

	05	2018	25.2876	21.7493	0
	05	2017	20.3268	25.2876	0
	05	2016	18.2600	20.3268	0
	05	2015	18.5485	18.2600	0
	05	2014	18.3133	18.5485	0
	05	2013	13.8571	18.3133	0
	05	2012	11.9135	13.8571	0
	05	2011	14.7372	11.9135	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2010	11.8571	14.7372	0
	05	2009	7.2655	11.8571	0

	06	2018	24.7986	21.2966	0
	06	2017	19.9637	24.7986	0
	06	2016	17.9612	19.9637	0
	06	2015	18.2729	17.9612	0
	06	2014	18.0688	18.2729	0
	06	2013	13.6930	18.0688	0
	06	2012	11.7905	13.6930	0
	06	2011	14.6074	11.7905	0
	06	2010	11.7706	14.6074	0
	06	2009	7.2236	11.7706	0

	07	2018	24.6372	21.1473	0
	07	2017	19.8437	24.6372	0
	07	2016	17.8624	19.8437	0
	07	2015	18.1817	17.8624	0
	07	2014	17.9878	18.1817	0
	07	2013	13.6386	17.9878	0
	07	2012	11.7497	13.6386	0
	07	2011	14.5642	11.7497	0
	07	2010	11.7418	14.5642	0
	07	2009	7.2096	11.7418	0

	08	2018	24.0021	20.5603	0
	08	2017	19.3713	24.0021	0
	08	2016	17.4728	19.3713	0
	08	2015	17.8216	17.4728	0
	08	2014	17.6676	17.8216	0
	08	2013	13.4232	17.6676	0
	08	2012	11.5879	13.4232	0
	08	2011	14.3930	11.5879	0
	08	2010	11.6275	14.3930	0
	08	2009	7.1540	11.6275	0

Wanger USA	01	2018	24.8726	24.1771	0
	01	2017	21.0828	24.8726	0
	01	2016	18.7982	21.0828	0
	01	2015	19.1723	18.7982	0
	01	2014	18.5473	19.1723	0
	01	2013	14.0565	18.5473	0
	01	2012	11.8732	14.0565	0
	01	2011	12.4710	11.8732	0
	01	2010	10.2483	12.4710	0
	01	2009	7.3041	10.2483	0

	02	2018	24.2359	23.5108	0
	02	2017	20.5845	24.2359	0
	02	2016	19.3912	20.5845	0
	02	2015	18.7953	19.3912	0
	02	2014	18.2195	18.7953	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2013	13.8360	18.2195	0
	02	2012	11.7109	13.8360	0
	02	2011	12.3255	11.7109	0
	02	2010	10.1493	12.3255	0
	02	2009	7.2482	10.1493	0

	03	2018	24.0794	23.3471	0
	03	2017	20.4618	24.0794	0
	03	2016	18.2908	20.4618	0
	03	2015	18.7022	18.2908	0
	03	2014	18.1384	18.7022	0
	03	2013	13.7815	18.1384	0
	03	2012	11.6707	13.7815	0
	03	2011	12.2893	11.6707	0
	03	2010	10.1247	12.2893	0
	03	2009	7.2343	10.1247	0

	04	2018	23.6145	22.8617	0
	04	2017	20.0970	23.6145	0
	04	2016	17.9922	20.0970	0
	04	2015	18.4249	17.9922	0
	04	2014	17.8968	18.4249	0
	04	2013	13.6187	17.8968	0
	04	2012	11.5505	13.6187	0
	04	2011	12.1813	11.5505	0
	04	2010	10.0510	12.1813	0
	04	2009	7.1927	10.0510	0

	05	2018	23.4617	22.7019	0
	05	2017	19.9772	23.4617	0
	05	2016	17.8940	19.9772	0
	05	2015	18.3337	17.8940	0
	05	2014	17.8172	18.3337	0
	05	2013	13.5650	17.8172	0
	05	2012	11.5108	13.5650	0
	05	2011	12.1456	11.5108	0
	05	2010	10.0266	12.1456	0
	05	2009	7.1788	10.0266	0

	06	2018	23.0080	22.2294	0
	06	2017	19.6203	23.0080	0
	06	2016	17.6012	19.6203	0
	06	2015	18.0613	17.6012	0
	06	2014	17.5794	18.0613	0
	06	2013	13.4044	17.5794	0
	06	2012	11.3920	13.4044	0
	06	2011	12.0387	11.3920	0
	06	2010	9.9535	12.0387	0
	06	2009	7.1374	9.9535	0

	07	2018	22.8583	22.0736	0
	07	2017	19.5024	22.8583	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	17.5044	19.5024	0
	07	2015	17.9711	17.5044	0
	07	2014	17.5006	17.9711	0
	07	2013	13.3511	17.5006	0
	07	2012	11.3526	13.3511	0
	07	2011	12.0031	11.3526	0
	07	2010	9.9292	12.0031	0
	07	2009	7.1236	9.9292	0

	08	2018	22.2690	21.4608	0
	08	2017	19.0381	22.2690	0
	08	2016	17.1226	19.0381	0
	08	2015	17.6152	17.1226	0
	08	2014	17.1891	17.6152	0
	08	2013	13.1402	17.1891	0
	08	2012	11.1963	13.1402	0
	08	2011	11.8620	11.1963	0
	08	2010	9.8325	11.8620	0
	08	2009	7.0687	9.8325	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2019 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Choice
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 30, 2019

MASTERS CHOICE

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Choice (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the Prospectus dated April 30, 2019. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

Group One Thousand One, LLC is the Company’s immediate corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

3

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)

is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

4

Assume the following facts about a particular Variable Account at the end of the current Valuation Period;

(a)	the net asset value of a fund equals $18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)

the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322116 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00322116)	=	14.6114820

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

5

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323092 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323092) x 0.99991902	=	12.3845638

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•

at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation

6

Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845638	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2016, 2017, and 2018, were approximately $76,221,651, $72,466,231, and $65,608,771, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account F as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

7

Delaware Life

Variable Account F — Regatta

Financial Statements as of and for the Year Ended December 31, 2018 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2018

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-11

Statements of Operations	12-53

Statements of Changes in Net Assets	54-115

Notes to the Financial Statements	116-150

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F - Regatta indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Delaware Life Variable Account F - Regatta as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	MFS VIT II Global Governments Portfolio I Class (1)

AB VPS Dynamic Asset Allocation Portfolio Class B (1)	MFS VIT II Global Governments Portfolio S Class (1)

AB VPS International Growth Portfolio (Class B) (1)	MFS VIT II Global Growth Portfolio I Class (1)

AB VPS International Value Portfolio (Class B) (1)	MFS VIT II Global Growth Portfolio S Class (1)

AB VPS Small/Mid Cap Value Portfolio (Class B) (1)	MFS VIT II Global Research Portfolio I Class (1)

BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT II Global Research Portfolio S Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 (1)	MFS VIT II Global Tactical Allocation Portfolio I Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 (1)	MFS VIT II Government Securities Portfolio I Class (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 2 (1)	MFS VIT II Government Securities Portfolio S Class (1)

CTIVP - Loomis Sayles Growth Fund Class 1 (1)	MFS VIT II High Yield Portfolio I Class (1)

CTIVP - Loomis Sayles Growth Fund Class 2 (1)	MFS VIT II High Yield Portfolio Service Class (1)

Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)

Fidelity VIP Freedom 2010 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio I Class (1)

Fidelity VIP Freedom 2015 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio S Class (1)

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)

First Eagle Overseas Variable Fund (1)	MFS U.S. Government Money Market Portfolio Service Class (1)

Franklin Templeton Developing Markets VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio I Class (1)

Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio S Class (1)

Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio I Class (1)

Franklin Templeton Global Bond VIP Fund Class 4 (1)	MFS VIT II Strategic Income Portfolio S Class (1)

Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio I Class (1)

Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio S Class (1)

Franklin Templeton Income VIP Fund Class 4 (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Service Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
1

Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III Conservative Allocation Portfolio Service Class (1)

Franklin Templeton Mutual Shares VIP Fund Class 4 (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III Global Real Estate Portfolio Service Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 4 (1)	MFS VIT III Growth Allocation Portfolio Service Class (1)

Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class (1)

Franklin Templeton Strategic Income VIP Fund Class 4 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)

Invesco V.I. American Value Fund Series II (1)	MFS VIT III Limited Maturity Portfolio Service Class (1)

Invesco V.I. Comstock Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)

Invesco V.I. Equity and Income Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Service Class (1)

Invesco V.I. International Growth Fund II (1)	MFS VIT III Moderate Allocation Portfolio Service Class (1)

JPMorgan Insurance Trust Core Bond Portfolio (Class 2) (1)	MFS VIT III New Discovery Value Portfolio Service Class (1)

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) (1)	MFS VIT Total Return Series Initial Class (1)

Lazard Retirement Emerging Markets Equity Portfolio Service Class (1)	MFS VIT Total Return Series Service Class (1)

Lord Abbett Series Fund - Growth Opportunities Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II (1)

Lord Abbett Series Fund- Fundamental Equity Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)

MFS U.S. Government Money Market Portfolio Initial Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)

MFS VIT I Growth Series Initial Class (1)	Oppenheimer Conservative Balanced Fund/VA (Service Shares) (1)

MFS VIT I Growth Series Service Class (1)	Oppenheimer Global Fund/VA (Service Shares) (1)

MFS VIT I Mid Cap Growth Series Initial Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)

MFS VIT I Mid Cap Growth Series Service Class (1)	Oppenheimer Main Street Small Cap Fund/VA (Service Shares) (1)

MFS VIT I New Discovery Series Initial Class (1)	PIMCO StocksPLUS Global Portfolio Advisor Class (1)

MFS VIT I New Discovery Series Service Class (1)	PIMCO VIT All Asset Portfolio Admin Class (1)

MFS VIT I Research Series Service Class (1)	PIMCO VIT All Asset Portfolio Advisor Class (1)

MFS VIT I Total Return Bond Series Service Class (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class (1)

MFS VIT I Utilities Series Initial Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)

MFS VIT I Utilities Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)

MFS VIT I Value Series Initial Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class (1)

MFS VIT I Value Series Service Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class (1)

MFS VIT II Blended Research Core Equity Portfolio I Class (1)	PIMCO VIT Real Return Portfolio Admin Class (1)

MFS VIT II Blended Research Core Equity Portfolio S Class (1)	PIMCO VIT Total Return Portfolio Admin Class (1)

MFS VIT II Core Equity Portfolio I Class (1)	Putnam VT Equity Income Fund Class IB (1)

MFS VIT II Core Equity Portfolio S Class (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB (1)

MFS VIT II Corporate Bond Portfolio I Class (1)	Rational Insider Buying VA Fund (1)

MFS VIT II Corporate Bond Portfolio S Class (1)	Rational Trend Aggregation VA Fund (1)

MFS VIT II Emerging Markets Equity Portfolio I Class (1)	Wanger Select Fund (1)

MFS VIT II Emerging Markets Equity Portfolio S Class (1)	Wanger USA (1)

(1)	Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the years ended December 31, 2018 and 2017.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
2

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Delaware Life Variable Account F – Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Delaware Life Variable Account F – Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2019

We have served as the auditor of one or more of the subaccounts in Delaware Life Variable Account F - Regatta since 2013.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
3

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	3,797,919	$42,906,170	$37,903,235	$—	$37,903,235	$168	$37,903,067
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	6,226,655	72,036,996	73,599,066	—	73,599,066	150	73,598,916
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	229,991	4,391,901	4,303,135	—	4,303,135	76	4,303,059
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	2,184,071	29,518,846	26,842,230	—	26,842,230	347	26,841,883
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	663,959	13,191,457	11,121,320	814	11,122,134	—	11,122,134
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	30,135,710	428,254,188	390,257,440	65,358	390,322,798	6,470	390,316,328
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	1,311	24,212	18,507	—	18,507	—	18,507
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub- Account (C59)	2,569	32,138	41,354	—	41,354	—	41,354
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub- Account (C60)	3,333,628	42,352,565	52,537,972	2,283	52,540,255	392	52,539,863
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) ¹	3,777	118,738	107,634	—	107,634	—	107,634
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) ¹	571,550	12,632,149	15,946,244	2,091	15,948,335	52	15,948,283
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) ¹	363,463	4,800,949	4,605,073	—	4,605,073	60	4,605,013
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	5,739,362	95,644,413	93,953,352	139	93,953,491	993	93,952,498
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	4,260,351	134,036,785	133,391,590	64,286	133,455,876	862	133,455,014
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	192,183	2,406,773	2,352,321	—	2,352,321	—	2,352,321
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	937,783	11,365,213	11,440,957	—	11,440,957	410	11,440,547
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,465,623	17,380,268	18,320,292	—	18,320,292	—	18,320,292
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,624,551	84,985,232	76,689,391	349	76,689,740	663	76,689,077
First Eagle Overseas Variable Fund Sub-Account (FE3)	9,822,491	262,716,755	223,658,109	88	223,658,197	1,534	223,656,663
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	2,392,738	18,518,308	20,433,982	107	20,434,089	40	20,434,049
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) ¹	6,110,003	87,693,035	77,841,438	1,003	77,842,441	28	77,842,413
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub- Account (FE6)	3,931,102	27,131,652	24,844,564	—	24,844,564	18	24,844,546
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	286,088	4,912,945	4,917,856	—	4,917,856	98	4,917,758
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,210,046	16,578,147	14,774,660	434	14,775,094	95	14,774,999
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,903,126	60,534,778	57,532,076	279	57,532,355	329	57,532,026
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	119,690	1,883,851	1,804,932	—	1,804,932	—	1,804,932
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	6,827,685	127,048,947	118,801,728	406	118,802,134	624	118,801,510
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	15,646	323,173	274,591	—	274,591	—	274,591
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,536,682	27,223,749	22,435,557	—	22,435,557	608	22,434,949
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	26,763	483,050	400,380	—	400,380	—	400,380

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,240,096	$13,807,344	$12,748,182	$—	$12,748,182	$18	$12,748,164
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	20,888	235,302	220,573	—	220,573	—	220,573
Rational Trend Aggregation VA Fund Sub-Account (H24) ¹	79,925	976,490	858,394	—	858,394	—	858,394
Rational Insider Buying VA Fund Sub-Account (H32)	87,942	1,174,592	1,054,424	—	1,054,424	18	1,054,406
Invesco V.I. American Value Fund Series II Sub-Account (V35)	368,348	6,083,911	5,050,051	—	5,050,051	18	5,050,033
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,471,019	26,981,977	23,624,569	—	23,624,569	143	23,624,426
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,446,929	96,447,747	87,368,746	—	87,368,746	891	87,367,855
Invesco V.I. International Growth Fund II Sub-Account (AC1)	74,634	2,616,730	2,426,341	—	2,426,341	42	2,426,299
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	3,634,389	39,401,088	38,270,114	—	38,270,114	477	38,269,637
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	490,075	13,663,913	12,884,062	—	12,884,062	154	12,883,908
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub- Account (L11)	1,639,823	31,699,563	30,828,680	22	30,828,702	239	30,828,463
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub- Account (L18)	1,950,285	24,322,154	20,438,988	21	20,439,009	3	20,439,006
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	2,220,176	39,348,047	31,371,092	69	31,371,161	34	31,371,127
MFS VIT Total Return Series Initial Class Sub-Account (M07)	13,406,691	303,907,828	291,997,719	—	291,997,719	505,611	291,492,108
MFS VIT Total Return Series Service Class Sub-Account (M35)	13,189,146	295,367,674	281,983,937	15,197	281,999,134	891	281,998,243
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,742,417	96,944,909	128,921,001	59,347	128,980,348	2,379	128,977,969
MFS VIT I Growth Series Service Class Sub-Account (M80)	416,529	17,121,293	18,852,099	106	18,852,205	166	18,852,039
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,451,781	20,977,252	20,178,159	3,581	20,181,740	275	20,181,465
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	3,029,766	24,868,507	23,268,604	302	23,268,906	139	23,268,767
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,533,401	45,926,609	44,233,173	—	44,233,173	5,856	44,227,317
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	2,137,573	34,392,980	34,008,784	561	34,009,345	29	34,009,316
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	35,376,781	463,407,482	439,733,390	58,381	439,791,771	5,955	439,785,816
MFS VIT I Research Series Service Class Sub-Account (M82)	4,426,063	113,278,967	108,925,410	92	108,925,502	837	108,924,665
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	3,199,258	102,678,202	93,994,212	34,550	94,028,762	1,452	94,027,310
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,688,167	47,674,562	48,720,486	152	48,720,638	260	48,720,378
MFS VIT I Value Series Initial Class Sub-Account (M83)	11,782,971	215,032,959	203,845,393	56,113	203,901,506	1,388	203,900,118
MFS VIT I Value Series Service Class Sub-Account (M08)	5,854,920	109,852,682	99,299,439	6,496	99,305,935	462	99,305,473
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	4,998,841	199,784,950	226,397,505	27,547	226,425,052	3,827	226,421,225
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,238,998	53,186,156	55,593,851	8,645	55,602,496	31	55,602,465
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,495,243	52,432,344	48,593,575	9,230	48,602,805	660	48,602,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	10,747,689	$122,948,400	$114,570,361	$—	$114,570,361	$2,911	$114,567,450
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,033,619	77,062,480	87,448,860	48,682	87,497,542	1,514	87,496,028
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,665,793	36,900,946	35,714,606	3,467	35,718,073	57	35,718,016
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,042,687	15,157,743	15,379,633	18,501	15,398,134	207	15,397,927
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	1,088,650	15,278,749	15,818,080	130	15,818,210	112	15,818,098
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	850,243	9,109,837	8,791,511	—	8,791,511	2,554	8,788,957
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	81,073	835,865	822,084	—	822,084	7	822,077
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,742,455	32,034,775	41,331,044	28,576	41,359,620	828	41,358,792
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	73,866	1,418,372	1,746,938	—	1,746,938	—	1,746,938
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,721,488	51,852,207	73,480,169	35,985	73,516,154	1,900	73,514,254
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	168,287	3,825,102	4,525,231	—	4,525,231	—	4,525,231
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	2,843,104	41,721,292	41,452,462	42,945	41,495,407	624	41,494,783
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	36,483,411	538,214,777	522,442,440	—	522,442,440	5,775	522,436,665
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	6,306,184	81,503,161	75,926,460	—	75,926,460	6,144	75,920,316
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	12,882,524	163,148,823	154,074,985	6,708	154,081,693	655	154,081,038
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	9,039,640	52,787,935	47,729,301	—	47,729,301	15,328	47,713,973
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	6,958,722	40,203,755	36,324,531	—	36,324,531	621	36,323,910
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,630,607	34,570,478	33,619,162	4,007	33,623,169	543	33,622,626
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,191,464	16,031,861	15,072,020	—	15,072,020	46	15,071,974
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	1,537,587	29,480,543	38,470,417	8,697	38,479,114	490	38,478,624
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	3,299,990	68,770,770	81,179,758	485	81,180,243	208	81,180,035
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub- Account (MD6)	15,711,954	221,738,261	276,530,386	311,103	276,841,489	4,921	276,836,568
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub- Account (MB3)	1,779,484	27,367,030	30,927,436	8,059	30,935,495	55	30,935,440
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	42,220,325	42,220,325	42,220,325	—	42,220,325	47,620	42,172,705
MFS U.S. Government Money Market Portfolio Service Class Sub- Account (MD9)	120,799,235	120,799,234	120,799,235	1,174	120,800,409	69	120,800,340
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,277,670	17,467,132	17,976,817	16,627	17,993,444	196	17,993,248
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,673,274	38,374,126	37,158,511	—	37,158,511	183	37,158,328
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,632,584	26,005,057	24,377,723	23,792	24,401,515	205	24,401,310
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	458,041	4,471,192	4,209,399	—	4,209,399	138	4,209,261
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	946,712	11,423,703	16,415,979	6,354	16,422,333	244	16,422,089
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	83,367	968,177	1,370,549	—	1,370,549	—	1,370,549

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-Account (MF3)	4,629,971	$57,193,214	$50,559,278	$473	$50,559,751	$214	$50,559,537
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	39,063,962	444,687,783	414,468,640	1,756	414,470,396	4,794	414,465,602
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	125,540	1,668,109	1,644,578	104	1,644,682	—	1,644,682
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	3,179,717	48,087,943	48,236,301	138	48,236,439	180	48,236,259
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	28,775,612	329,905,495	306,460,272	138	306,460,410	701	306,459,709
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	12,214,702	125,452,815	122,513,464	359	122,513,823	1,419	122,512,404
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	20,138,084	206,721,845	203,394,647	—	203,394,647	687	203,393,960
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	10,880,674	111,402,192	109,786,004	125	109,786,129	179	109,785,950
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	3,122,758	26,281,378	23,170,864	—	23,170,864	78	23,170,786
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	2,818,201	23,235,602	20,713,778	—	20,713,778	187	20,713,591
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	105,172,461	1,308,882,913	1,255,759,190	231,451	1,255,990,641	21,628	1,255,969,013
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	870,547	8,904,619	7,295,181	—	7,295,181	114	7,295,067
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44)	360,401	10,597,661	9,712,816	130	9,712,946	95	9,712,851
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43)	621,383	6,837,856	6,474,812	—	6,474,812	64	6,474,748
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub- Account (O19)	265,276	13,983,728	12,674,895	—	12,674,895	67	12,674,828
Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub- Account (O23)	725,524	10,081,750	10,331,463	—	10,331,463	—	10,331,463
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	403,658	15,966,119	15,149,283	125	15,149,408	103	15,149,305
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	5,493,147	147,466,075	145,623,318	2,349	145,625,667	141	145,625,526
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub- Account (O04)	227,775	5,310,401	4,562,326	—	4,562,326	—	4,562,326
PIMCO StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	52,344	456,339	367,455	—	367,455	—	367,455
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,660,214	17,299,479	16,485,921	—	16,485,921	41	16,485,880
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,569,904	16,648,382	15,777,531	—	15,777,531	—	15,777,531
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	46,044	366,641	280,406	—	280,406	—	280,406
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	3,708,369	27,983,725	22,324,384	—	22,324,384	219	22,324,165
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	641,179	8,331,173	7,700,559	348	7,700,907	202	7,700,705
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub- Account (P20)	35,206	467,030	422,826	—	422,826	—	422,826
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	34,628,965	414,873,660	380,572,328	27,944	380,600,272	7,020	380,593,252
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,828,150	36,368,544	33,513,578	62	33,513,640	111	33,513,529
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	13,314,446	146,752,285	139,535,394	—	139,535,394	33,338	139,502,056
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) ¹	1,602,733	16,439,452	15,177,882	—	15,177,882	531	15,177,351
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	521,821	12,279,773	12,064,496	—	12,064,496	355	12,064,141
Wanger Select Fund Sub-Account (W41)	14,510	281,303	236,808	—	236,808	—	236,808
Wanger USA Sub-Account (W42)	1,516	37,594	31,384	—	31,384	—	31,384

[1]	This Sub-Account had a name change in 2018. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
AL1	2,724,315	$37,903,067	$—	$37,903,067
AO5	6,428,769	73,598,916	—	73,598,916
AM2	523,391	4,303,059	—	4,303,059
A98	4,082,299	26,740,915	100,968	26,841,883
A74	598,129	11,091,480	30,654	11,122,134
B18	25,781,054	390,237,020	79,308	390,316,328
C71	979	18,507	—	18,507
C59	3,329	41,354	—	41,354
C60	4,251,960	52,357,592	182,271	52,539,863
C89	8,279	107,634	—	107,634
C90	1,225,771	15,876,853	71,430	15,948,283
C58	464,423	4,605,013	—	4,605,013
FD7	5,648,699	93,950,917	1,581	93,952,498
F24	7,364,127	133,343,377	111,637	133,455,014
F88	156,217	2,352,321	—	2,352,321
FB9	732,093	11,440,547	—	11,440,547
F15	1,155,984	18,320,292	—	18,320,292
F41	4,372,262	76,643,458	45,619	76,689,077
FE3	16,366,264	223,637,159	19,504	223,656,663
T21	1,493,950	20,414,866	19,183	20,434,049
T20	4,384,314	77,773,564	68,849	77,842,413
FE6	1,866,104	24,844,546	—	24,844,546
T59	471,209	4,917,758	—	4,917,758
F56	740,601	14,752,961	22,038	14,774,999
F59	4,124,136	57,524,956	7,070	57,532,026
FF0	130,886	1,804,932	—	1,804,932
F54	5,410,743	118,776,693	24,817	118,801,510
FG8	17,157	274,591	—	274,591
F53	693,799	22,434,949	—	22,434,949
FJ9	21,789	400,380	—	400,380
T28	930,820	12,748,164	—	12,748,164
FJ0	19,416	220,573	—	220,573
H24	63,919	858,394	—	858,394
H32	68,180	1,054,406	—	1,054,406
V35	311,378	5,050,033	—	5,050,033
V13	1,544,863	23,624,426	—	23,624,426
V11	5,321,052	87,367,855	—	87,367,855
AC1	193,849	2,426,299	—	2,426,299
J88	3,741,153	38,269,637	—	38,269,637

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
J94	606,692	$12,883,908	$—	$12,883,908
L11	3,351,309	30,794,958	33,505	30,828,463
L18	834,547	20,435,752	3,254	20,439,006
L17	1,358,769	31,365,436	5,691	31,371,127
M07	23,372,110	288,505,309	2,986,799	291,492,108
M35	23,179,177	281,269,828	728,415	281,998,243
M31	4,316,157	128,434,321	543,648	128,977,969
M80	581,940	18,831,903	20,136	18,852,039
MF1	1,841,013	20,024,109	157,356	20,181,465
M41	955,706	23,185,428	83,339	23,268,767
M05	3,478,746	44,102,239	125,078	44,227,317
M42	2,203,370	33,993,999	15,317	34,009,316
M89	41,255,653	439,699,854	85,962	439,785,816
M82	6,292,487	108,921,791	2,874	108,924,665
M44	8,893,730	93,303,647	723,663	94,027,310
M40	4,706,962	48,718,643	1,735	48,720,378
M83	14,114,772	202,787,889	1,112,229	203,900,118
M08	6,444,994	98,913,540	391,933	99,305,473
MB6	7,473,605	224,382,181	2,039,044	226,421,225
MB7	2,169,101	55,511,076	91,389	55,602,465
MC0	2,179,178	48,199,056	403,089	48,602,145
MA0	6,527,847	114,427,296	140,154	114,567,450
MC2	3,277,605	86,928,830	567,198	87,496,028
MC1	1,773,236	35,605,517	112,499	35,718,016
MC3	554,697	15,265,217	132,710	15,397,927
MA1	1,031,804	15,816,611	1,487	15,818,098
MC4	491,260	8,741,795	47,162	8,788,957
MC5	57,413	822,077	—	822,077
MC6	1,208,296	41,150,725	208,067	41,358,792
MC7	66,578	1,746,938	—	1,746,938
MC8	2,886,932	72,630,044	884,210	73,514,254
MC9	237,401	4,525,231	—	4,525,231
MD0	1,492,809	41,198,388	296,395	41,494,783
M92	41,927,838	522,410,091	26,574	522,436,665
M96	3,973,046	75,428,522	491,794	75,920,316
MD2	12,122,983	153,703,715	377,323	154,081,038

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
MA6	1,900,008	$47,306,834	$407,139	$47,713,973
MA3	1,798,423	36,213,329	110,581	36,323,910
M97	1,477,939	33,257,319	365,307	33,622,626
MD5	962,074	14,980,967	91,007	15,071,974
M98	1,074,993	38,214,010	264,614	38,478,624
M93	5,081,903	81,088,790	91,245	81,180,035
MD6	13,004,247	273,986,445	2,850,123	276,836,568
MB3	1,313,651	30,858,637	76,803	30,935,440
MD8	3,729,600	41,442,748	729,957	42,172,705
MD9	13,539,953	120,673,539	126,801	120,800,340
ME2	1,042,465	17,952,265	40,983	17,993,248
ME3	1,836,472	37,144,356	13,972	37,158,328
MA5	1,231,924	24,304,835	96,475	24,401,310
MA7	237,611	4,170,531	38,730	4,209,261
ME4	1,220,819	16,284,235	137,854	16,422,089
MA2	46,625	1,370,549	—	1,370,549
MF3	2,805,821	50,401,188	158,349	50,559,537
MF5	26,810,432	414,197,519	268,083	414,465,602
MF6	62,209	1,642,702	1,980	1,644,682
MF7	2,678,520	48,159,668	76,591	48,236,259
MF9	14,628,661	306,458,132	1,577	306,459,709
MG1	10,546,363	122,460,053	52,351	122,512,404
MF2	20,371,715	203,097,024	296,936	203,393,960
MG2	11,204,328	109,773,218	12,732	109,785,950
MG3	1,245,032	23,136,690	34,096	23,170,786
MG4	1,126,976	20,713,591	—	20,713,591
MG6	68,298,700	1,255,446,142	522,871	1,255,969,013
MG7	315,136	7,295,067	—	7,295,067

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V44	394,577	$9,711,365	$1,486	$9,712,851
V43	315,995	6,474,748	—	6,474,748
O19	513,394	12,669,611	5,217	12,674,828
O23	1,046,363	10,331,463	—	10,331,463
O20	653,189	15,147,879	1,426	15,149,305
O21	5,849,961	145,471,438	154,088	145,625,526
O04	133,222	4,562,326	—	4,562,326
PH2	28,613	367,455	—	367,455
P08	1,178,282	16,485,880	—	16,485,880
PC0	1,390,142	15,777,531	—	15,777,531
P70	62,897	280,406	—	280,406
P10	4,476,996	22,251,901	72,264	22,324,165
PK8	278,892	7,675,836	24,869	7,700,705
P20	36,604	422,826	—	422,826
PD6	32,259,391	380,565,308	27,944	380,593,252
P06	2,212,668	33,464,677	48,852	33,513,529
P07	8,590,870	139,278,651	223,405	139,502,056
PI3	1,520,792	15,177,351	—	15,177,351
P72	593,554	12,064,141	—	12,064,141
W41	10,657	236,808	—	236,808
W42	1,368	31,384	—	31,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$736,215	$1,349,560	$20,553

Expenses:
Mortality and expense risk charges	(556,743)	(1,030,048)	(61,566)
Distribution and administration charges	(177,068)	(329,067)	(20,498)

Net investment income (loss)	2,404	(9,555)	(61,511)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,379,613)	2,528,503	200,642
Realized gain distributions	3,294,767	107,597	—

Net realized gains (losses)	1,915,154	2,636,100	200,642

Net change in unrealized appreciation (depreciation)	(5,255,416)	(10,100,798)	(1,113,581)

Net realized and change in unrealized gains (losses)	(3,340,262)	(7,464,698)	(912,939)

Net increase (decrease) in net assets from operations	$(3,337,858)	$(7,474,253)	$(974,450)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A98	A74	B18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$341,185	$27,133	$3,689,614

Expenses:
Mortality and expense risk charges	(404,012)	(160,824)	(5,653,764)
Distribution and administration charges	(132,441)	(53,695)	(1,803,340)

Net investment income (loss)	(195,268)	(187,386)	(3,767,490)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,740,925	205,835	3,387,354
Realized gain distributions	—	965,690	18,778,925

Net realized gains (losses)	1,740,925	1,171,525	22,166,279

Net change in unrealized appreciation (depreciation)	(9,685,602)	(3,063,412)	(58,588,910)

Net realized and change in unrealized gains (losses)	(7,944,677)	(1,891,887)	(36,422,631)

Net increase (decrease) in net assets from operations	$(8,139,945)	$(2,079,273)	$(40,190,121)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	C71	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$39	$—	$—

Expenses:
Mortality and expense risk charges	(311)	(627)	(800,213)
Distribution and administration charges	(107)	(197)	(270,576)

Net investment income (loss)	(379)	(824)	(1,070,789)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,229	3,850	5,693,760
Realized gain distributions	3,306	—	—

Net realized gains (losses)	5,535	3,850	5,693,760

Net change in unrealized appreciation (depreciation)	(9,528)	(4,782)	(6,709,814)

Net realized and change in unrealized gains (losses)	(3,993)	(932)	(1,016,054)

Net increase (decrease) in net assets from operations	$(4,372)	$(1,756)	$(2,086,843)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	C89	C90	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$138,528

Expenses:
Mortality and expense risk charges	(1,267)	(234,527)	(68,022)
Distribution and administration charges	(429)	(81,754)	(23,878)

Net investment income (loss)	(1,696)	(316,281)	46,628

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,259	1,850,963	156,167
Realized gain distributions	—	—	—

Net realized gains (losses)	12,259	1,850,963	156,167

Net change in unrealized appreciation (depreciation)	(18,210)	(2,073,444)	(1,206,332)

Net realized and change in unrealized gains (losses)	(5,951)	(222,481)	(1,050,165)

Net increase (decrease) in net assets from operations	$(7,647)	$(538,762)	$(1,003,537)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FD7	F24	F88
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,331,485	$692,185	$35,287

Expenses:
Mortality and expense risk charges	(1,304,196)	(1,998,959)	(34,585)
Distribution and administration charges	(409,309)	(646,459)	(12,093)

Net investment income (loss)	(382,020)	(1,953,233)	(11,391)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,357,398	12,544,746	39,901
Realized gain distributions	5,523,423	15,107,306	77,305

Net realized gains (losses)	7,880,821	27,652,052	117,206

Net change in unrealized appreciation (depreciation)	(13,129,382)	(35,950,898)	(261,342)

Net realized and change in unrealized gains (losses)	(5,248,561)	(8,298,846)	(144,136)

Net increase (decrease) in net assets from operations	$(5,630,581)	$(10,252,079)	$(155,527)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FB9	F15	F41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$170,266	$256,602	$383,909

Expenses:
Mortality and expense risk charges	(164,628)	(265,883)	(1,164,253)
Distribution and administration charges	(56,622)	(86,131)	(393,292)

Net investment income (loss)	(50,984)	(95,412)	(1,173,636)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	393,162	1,038,763	1,938,782
Realized gain distributions	539,254	710,643	8,736,239

Net realized gains (losses)	932,416	1,749,406	10,675,021

Net change in unrealized appreciation (depreciation)	(1,756,402)	(3,220,009)	(22,903,360)

Net realized and change in unrealized gains (losses)	(823,986)	(1,470,603)	(12,228,339)

Net increase (decrease) in net assets from operations	$(874,970)	$(1,566,015)	$(13,401,975)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE3	T21	T20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,425,167	$199,151	$2,354,796

Expenses:
Mortality and expense risk charges	(3,198,792)	(297,274)	(1,144,952)
Distribution and administration charges	(1,025,228)	(102,588)	(434,680)

Net investment income (loss)	1,201,147	(200,711)	775,164

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(429,558)	170,496	2,699,112
Realized gain distributions	12,910,638	—	—

Net realized gains (losses)	12,481,080	170,496	2,699,112

Net change in unrealized appreciation (depreciation)	(45,025,288)	(4,161,988)	(19,157,107)

Net realized and change in unrealized gains (losses)	(32,544,208)	(3,991,492)	(16,457,995)

Net increase (decrease) in net assets from operations	$(31,343,061)	$(4,192,203)	$(15,682,831)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE6	T59	F56
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$891,731	$—	$343,342

Expenses:
Mortality and expense risk charges	(374,475)	(67,835)	(220,245)
Distribution and administration charges	(117,679)	(28,823)	(76,285)

Net investment income (loss)	399,577	(96,658)	46,812

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	123,429	(85,699)	815,900
Realized gain distributions	698,329	—	1,454,111

Net realized gains (losses)	821,758	(85,699)	2,270,011

Net change in unrealized appreciation (depreciation)	(4,390,100)	182,229	(5,135,476)

Net realized and change in unrealized gains (losses)	(3,568,342)	96,530	(2,865,465)

Net increase (decrease) in net assets from operations	$(3,168,765)	$(128)	$(2,818,653)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F59	FF0	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,349,913	$96,243	$3,228,366

Expenses:
Mortality and expense risk charges	(855,962)	(24,486)	(1,782,166)
Distribution and administration charges	(280,398)	(7,505)	(582,911)

Net investment income (loss)	2,213,553	64,252	863,289

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	737,887	14,293	7,634,314
Realized gain distributions	—	—	5,026,963

Net realized gains (losses)	737,887	14,293	12,661,277

Net change in unrealized appreciation (depreciation)	(6,588,791)	(191,268)	(27,408,877)

Net realized and change in unrealized gains (losses)	(5,850,904)	(176,975)	(14,747,600)

Net increase (decrease) in net assets from operations	$(3,637,351)	$(112,723)	$(13,884,311)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FG8	F53	FJ9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,862	$247,927	$6,136

Expenses:
Mortality and expense risk charges	(3,628)	(341,014)	(8,782)
Distribution and administration charges	(1,126)	(119,881)	(3,209)

Net investment income (loss)	2,108	(212,968)	(5,855)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(141)	(1,383,834)	(34,655)
Realized gain distributions	11,035	4,222,265	120,075

Net realized gains (losses)	10,894	2,838,431	85,420

Net change in unrealized appreciation (depreciation)	(44,154)	(6,142,082)	(156,357)

Net realized and change in unrealized gains (losses)	(33,260)	(3,303,651)	(70,937)

Net increase (decrease) in net assets from operations	$(31,152)	$(3,516,619)	$(76,792)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	T28	FJ0	H24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$403,996	$6,103	$38,663

Expenses:
Mortality and expense risk charges	(180,323)	(2,836)	(12,202)
Distribution and administration charges	(63,438)	(859)	(4,100)

Net investment income (loss)	160,235	2,408	22,361

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(628,160)	(7,101)	(28,225)
Realized gain distributions	—	—	—

Net realized gains (losses)	(628,160)	(7,101)	(28,225)

Net change in unrealized appreciation (depreciation)	(89,982)	(4,754)	(52,687)

Net realized and change in unrealized gains (losses)	(718,142)	(11,855)	(80,912)

Net increase (decrease) in net assets from operations	$(557,907)	$(9,447)	$(58,551)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	H32 Sub-Account	V35 Sub-Account	V13 Sub-Account
Income:
Dividend income	$8,356	$11,681	$384,415

Expenses:
Mortality and expense risk charges	(14,375)	(79,556)	(353,144)
Distribution and administration charges	(5,028)	(28,182)	(120,213)

Net investment income (loss)	(11,047)	(96,057)	(88,942)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(131,966)	142,018	1,085,695
Realized gain distributions	55,938	842,548	2,644,075

Net realized gains (losses)	(76,028)	984,566	3,729,770

Net change in unrealized appreciation (depreciation)	24,748	(1,608,992)	(7,155,135)

Net realized and change in unrealized gains (losses)	(51,280)	(624,426)	(3,425,365)

Net increase (decrease) in net assets from operations	$(62,327)	$(720,483)	$(3,514,307)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	V11 Sub-Account	AC1 Sub-Account	J88 Sub-Account
Income:
Dividend income	$1,958,399	$49,707	$973,341

Expenses:
Mortality and expense risk charges	(1,249,896)	(36,534)	(527,391)
Distribution and administration charges	(398,623)	(11,060)	(164,603)

Net investment income (loss)	309,880	2,113	281,347

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,715	35,383	(605,537)
Realized gain distributions	4,351,248	19,498	71,512

Net realized gains (losses)	4,794,963	54,881	(534,025)

Net change in unrealized appreciation (depreciation)	(15,984,727)	(546,550)	(630,145)

Net realized and change in unrealized gains (losses)	(11,189,764)	(491,669)	(1,164,170)

Net increase (decrease) in net assets from operations	$(10,879,884)	$(489,556)	$(882,823)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	J94	L11	L18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$89,208	$662,453	$—

Expenses:
Mortality and expense risk charges	(175,479)	(440,397)	(301,630)
Distribution and administration charges	(55,038)	(148,282)	(113,854)

Net investment income (loss)	(141,309)	73,774	(415,484)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	623,556	525,683	83,401
Realized gain distributions	1,716,019	—	4,873,629

Net realized gains (losses)	2,339,575	525,683	4,957,030

Net change in unrealized appreciation (depreciation)	(3,296,149)	(8,004,741)	(5,235,369)

Net realized and change in unrealized gains (losses)	(956,574)	(7,479,058)	(278,339)

Net increase (decrease) in net assets from operations	$(1,097,883)	$(7,405,284)	$(693,823)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	L17	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$523,170	$7,140,051	$6,383,549

Expenses:
Mortality and expense risk charges	(467,924)	(4,042,403)	(4,084,938)
Distribution and administration charges	(160,267)	(600,746)	(1,362,620)

Net investment income (loss)	(105,021)	2,496,902	935,991

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(932,880)	4,111,035	4,803,556
Realized gain distributions	5,292,845	14,548,600	14,699,261

Net realized gains (losses)	4,359,965	18,659,635	19,502,817

Net change in unrealized appreciation (depreciation)	(7,615,817)	(43,683,554)	(44,075,970)

Net realized and change in unrealized gains (losses)	(3,255,852)	(25,023,919)	(24,573,153)

Net increase (decrease) in net assets from operations	$(3,360,873)	$(22,527,017)	$(23,637,162)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M31	M80	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$131,137	$—	$—

Expenses:
Mortality and expense risk charges	(1,807,007)	(258,115)	(283,091)
Distribution and administration charges	(296,984)	(95,441)	(58,214)

Net investment income (loss)	(1,972,854)	(353,556)	(341,305)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,185,058	1,894,628	1,424,157
Realized gain distributions	9,731,068	1,466,057	3,610,449

Net realized gains (losses)	19,916,126	3,360,685	5,034,606

Net change in unrealized appreciation (depreciation)	(15,099,024)	(2,682,080)	(4,529,576)

Net realized and change in unrealized gains (losses)	4,817,102	678,605	505,030

Net increase (decrease) in net assets from operations	$2,844,248	$325,049	$163,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M41	M05	M42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(340,261)	(635,021)	(499,524)
Distribution and administration charges	(117,440)	(132,386)	(185,658)

Net investment income (loss)	(457,701)	(767,407)	(685,182)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,908,800	649,697	2,117,316
Realized gain distributions	4,442,588	6,691,085	5,395,502

Net realized gains (losses)	6,351,388	7,340,782	7,512,818

Net change in unrealized appreciation (depreciation)	(5,411,499)	(7,181,035)	(6,952,594)

Net realized and change in unrealized gains (losses)	939,889	159,747	560,224

Net increase (decrease) in net assets from operations	$482,188	$(607,660)	$(124,958)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M89	M82	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,823,920	$573,332	$1,106,225

Expenses:
Mortality and expense risk charges	(6,105,033)	(1,651,036)	(1,242,597)
Distribution and administration charges	(1,936,062)	(535,874)	(215,839)

Net investment income (loss)	6,782,825	(1,613,578)	(352,211)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,182,359)	9,011,164	(3,403,557)
Realized gain distributions	—	14,755,207	384,088

Net realized gains (losses)	(7,182,359)	23,766,371	(3,019,469)

Net change in unrealized appreciation (depreciation)	(15,591,399)	(28,158,400)	3,060,437

Net realized and change in unrealized gains (losses)	(22,773,758)	(4,392,029)	40,968

Net increase (decrease) in net assets from operations	$(15,990,933)	$(6,005,607)	$(311,243)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$467,552	$3,658,851	$1,563,835

Expenses:
Mortality and expense risk charges	(691,130)	(3,019,048)	(1,502,122)
Distribution and administration charges	(239,609)	(886,725)	(512,287)

Net investment income (loss)	(463,187)	(246,922)	(450,574)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,687,782)	8,929,602	253,354
Realized gain distributions	213,749	15,929,256	8,143,399

Net realized gains (losses)	(2,474,033)	24,858,858	8,396,753

Net change in unrealized appreciation (depreciation)	2,663,761	(51,644,195)	(21,674,331)

Net realized and change in unrealized gains (losses)	189,728	(26,785,337)	(13,277,578)

Net increase (decrease) in net assets from operations	$(273,459)	$(27,032,259)	$(13,728,152)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB6	MB7	MC0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,657,022	$747,360	$2,014,255

Expenses:
Mortality and expense risk charges	(3,327,109)	(829,957)	(642,091)
Distribution and administration charges	(538,472)	(311,628)	(119,274)

Net investment income (loss)	(208,559)	(394,225)	1,252,890

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,244,273	7,534,864	(689,835)
Realized gain distributions	22,736,242	5,645,623	211,606

Net realized gains (losses)	46,980,515	13,180,487	(478,229)

Net change in unrealized appreciation (depreciation)	(68,748,916)	(18,344,538)	(3,241,544)

Net realized and change in unrealized gains (losses)	(21,768,401)	(5,164,051)	(3,719,773)

Net increase (decrease) in net assets from operations	$(21,976,960)	$(5,558,276)	$(2,466,883)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA0	MC2	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,760,505	$687,762	$172,751

Expenses:
Mortality and expense risk charges	(1,663,308)	(1,248,932)	(490,366)
Distribution and administration charges	(527,915)	(234,583)	(172,940)

Net investment income (loss)	2,569,282	(795,753)	(490,555)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,629,893)	7,483,536	2,089,216
Realized gain distributions	538,123	10,607,707	4,192,415

Net realized gains (losses)	(2,091,770)	18,091,243	6,281,631

Net change in unrealized appreciation (depreciation)	(7,571,584)	(21,666,200)	(7,796,386)

Net realized and change in unrealized gains (losses)	(9,663,354)	(3,574,957)	(1,514,755)

Net increase (decrease) in net assets from operations	$(7,094,072)	$(4,370,710)	$(2,005,310)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC3	MA1	MC4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$64,630	$20,242	$92,927

Expenses:
Mortality and expense risk charges	(230,094)	(232,115)	(118,870)
Distribution and administration charges	(42,330)	(80,573)	(21,246)

Net investment income (loss)	(207,794)	(292,446)	(47,189)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	314,353	885,555	(105,550)
Realized gain distributions	—	—	—

Net realized gains (losses)	314,353	885,555	(105,550)

Net change in unrealized appreciation (depreciation)	(2,950,352)	(3,542,009)	(107,108)

Net realized and change in unrealized gains (losses)	(2,635,999)	(2,656,454)	(212,658)

Net increase (decrease) in net assets from operations	$(2,843,793)	$(2,948,900)	$(259,847)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC5	MC6	MC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,320	$243,977	$3,845

Expenses:
Mortality and expense risk charges	(10,892)	(611,379)	(26,242)
Distribution and administration charges	(3,899)	(93,389)	(10,591)

Net investment income (loss)	(9,471)	(460,791)	(32,988)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,347)	4,635,826	196,743
Realized gain distributions	—	2,796,643	113,386

Net realized gains (losses)	(4,347)	7,432,469	310,129

Net change in unrealized appreciation (depreciation)	(13,916)	(9,595,343)	(377,842)

Net realized and change in unrealized gains (losses)	(18,263)	(2,162,874)	(67,713)

Net increase (decrease) in net assets from operations	$(27,734)	$(2,623,665)	$(100,701)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC8	MC9	MD0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$860,379	$38,598	$358,113

Expenses:
Mortality and expense risk charges	(1,077,442)	(66,630)	(567,400)
Distribution and administration charges	(157,519)	(20,477)	(88,154)

Net investment income (loss)	(374,582)	(48,509)	(297,441)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,571,591	665,816	757,211
Realized gain distributions	5,054,092	317,981	1,993,307

Net realized gains (losses)	12,625,683	983,797	2,750,518

Net change in unrealized appreciation (depreciation)	(20,365,369)	(1,450,844)	(5,168,279)

Net realized and change in unrealized gains (losses)	(7,739,686)	(467,047)	(2,417,761)

Net increase (decrease) in net assets from operations	$(8,114,268)	$(515,556)	$(2,715,202)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M92	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,007,172	$2,582,245	$5,080,572

Expenses:
Mortality and expense risk charges	(7,183,981)	(984,149)	(2,155,310)
Distribution and administration charges	(2,263,596)	(176,215)	(724,979)

Net investment income (loss)	(6,440,405)	1,421,881	2,200,283

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,088,487	(1,918,056)	(5,130,701)
Realized gain distributions	26,195,160	—	—

Net realized gains (losses)	35,283,647	(1,918,056)	(5,130,701)

Net change in unrealized appreciation (depreciation)	(66,609,072)	(451,011)	(161,208)

Net realized and change in unrealized gains (losses)	(31,325,425)	(2,369,067)	(5,291,909)

Net increase (decrease) in net assets from operations	$(37,765,830)	$(947,186)	$(3,091,626)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,947,532	$2,253,832	$386,843

Expenses:
Mortality and expense risk charges	(652,209)	(530,884)	(474,442)
Distribution and administration charges	(113,436)	(193,986)	(93,297)

Net investment income (loss)	2,181,887	1,528,962	(180,896)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(550,790)	(807,134)	1,308,413
Realized gain distributions	—	—	3,328,528

Net realized gains (losses)	(550,790)	(807,134)	4,636,941

Net change in unrealized appreciation (depreciation)	(3,971,491)	(2,722,844)	(8,360,437)

Net realized and change in unrealized gains (losses)	(4,522,281)	(3,529,978)	(3,723,496)

Net increase (decrease) in net assets from operations	$(2,340,394)	$(2,001,016)	$(3,904,392)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD5	M98	M93
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$141,544	$491,054	$837,141

Expenses:
Mortality and expense risk charges	(216,674)	(551,209)	(1,197,607)
Distribution and administration charges	(73,424)	(94,723)	(409,833)

Net investment income (loss)	(148,554)	(154,878)	(770,299)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	646,979	3,281,764	9,044,413
Realized gain distributions	1,556,572	494,475	1,040,793

Net realized gains (losses)	2,203,551	3,776,239	10,085,206

Net change in unrealized appreciation (depreciation)	(3,909,472)	(8,408,466)	(19,715,838)

Net realized and change in unrealized gains (losses)	(1,705,921)	(4,632,227)	(9,630,632)

Net increase (decrease) in net assets from operations	$(1,854,475)	$(4,787,105)	$(10,400,931)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD6	MB3	MD8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,782,566	$117,667	$551,886

Expenses:
Mortality and expense risk charges	(3,851,214)	(431,192)	(550,343)
Distribution and administration charges	(622,440)	(168,115)	(84,219)

Net investment income (loss)	(2,691,088)	(481,640)	(82,676)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,319,855	2,842,030	—
Realized gain distributions	18,136,876	2,079,454	—

Net realized gains (losses)	43,456,731	4,921,484	—

Net change in unrealized appreciation (depreciation)	(40,256,429)	(4,468,638)	1

Net realized and change in unrealized gains (losses)	3,200,302	452,846	1

Net increase (decrease) in net assets from operations	$509,214	$(28,794)	$(82,675)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD9	ME2	ME3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,609,563	$312,805	$510,965

Expenses:
Mortality and expense risk charges	(1,614,010)	(256,917)	(558,637)
Distribution and administration charges	(542,535)	(54,345)	(196,796)

Net investment income (loss)	(546,982)	1,543	(244,468)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	359,133	2,212,990
Realized gain distributions	—	529,268	1,080,186

Net realized gains (losses)	(2)	888,401	3,293,176

Net change in unrealized appreciation (depreciation)	1	(4,195,304)	(9,986,514)

Net realized and change in unrealized gains (losses)	(1)	(3,306,903)	(6,693,338)

Net increase (decrease) in net assets from operations	$(546,983)	$(3,305,360)	$(6,937,806)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA5	MA7	ME4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,012,387	$164,895	$—

Expenses:
Mortality and expense risk charges	(311,490)	(54,316)	(238,141)
Distribution and administration charges	(59,130)	(18,793)	(50,696)

Net investment income (loss)	641,767	91,786	(288,837)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(253,269)	(33,190)	2,466,696
Realized gain distributions	—	—	1,067,615

Net realized gains (losses)	(253,269)	(33,190)	3,534,311

Net change in unrealized appreciation (depreciation)	(1,298,972)	(236,898)	(2,904,627)

Net realized and change in unrealized gains (losses)	(1,552,241)	(270,088)	629,684

Net increase (decrease) in net assets from operations	$(910,474)	$(178,302)	$340,847

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA2	MF3	MF5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$351,866	$9,026,359

Expenses:
Mortality and expense risk charges	(23,303)	(775,184)	(5,883,708)
Distribution and administration charges	(9,216)	(263,837)	(1,899,924)

Net investment income (loss)	(32,519)	(687,155)	1,242,727

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	406,705	(2,565,399)	(2,481,464)
Realized gain distributions	113,366	7,359,814	19,430,996

Net realized gains (losses)	520,071	4,794,415	16,949,532

Net change in unrealized appreciation (depreciation)	(429,480)	(6,526,352)	(38,053,127)

Net realized and change in unrealized gains (losses)	90,591	(1,731,937)	(21,103,595)

Net increase (decrease) in net assets from operations	$58,072	$(2,419,092)	$(19,860,868)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MF6	MF7	MF9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$80,538	$1,854,993	$5,479,095

Expenses:
Mortality and expense risk charges	(24,426)	(746,631)	(4,485,751)
Distribution and administration charges	(10,540)	(262,895)	(1,438,720)

Net investment income (loss)	45,572	845,467	(445,376)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	94,179	4,161,091	7,638,241
Realized gain distributions	30,514	765,393	22,864,481

Net realized gains (losses)	124,693	4,926,484	30,502,722

Net change in unrealized appreciation (depreciation)	(249,752)	(8,367,087)	(52,263,773)

Net realized and change in unrealized gains (losses)	(125,059)	(3,440,603)	(21,761,051)

Net increase (decrease) in net assets from operations	$(79,487)	$(2,595,136)	$(22,206,427)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG1	MF2	MG2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,006,815	$4,610,756	$2,124,063

Expenses:
Mortality and expense risk charges	(1,734,742)	(2,962,010)	(1,538,342)
Distribution and administration charges	(566,128)	(1,054,131)	(494,866)

Net investment income (loss)	(294,055)	594,615	90,855

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,844,445)	(781,904)	(492,960)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,844,445)	(781,904)	(492,960)

Net change in unrealized appreciation (depreciation)	(5,945,327)	(1,035,946)	(479,827)

Net realized and change in unrealized gains (losses)	(8,789,772)	(1,817,850)	(972,787)

Net increase (decrease) in net assets from operations	$(9,083,827)	$(1,223,235)	$(881,932)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG3	MG4	MG6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$241,925	$166,339	$26,285,884

Expenses:
Mortality and expense risk charges	(355,704)	(313,346)	(17,727,428)
Distribution and administration charges	(135,642)	(99,523)	(5,723,236)

Net investment income (loss)	(249,421)	(246,530)	2,835,220

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(265,941)	(341,219)	30,417,411
Realized gain distributions	1,739,943	1,563,150	67,170,565

Net realized gains (losses)	1,474,002	1,221,931	97,587,976

Net change in unrealized appreciation (depreciation)	(4,612,691)	(3,934,613)	(174,910,427)

Net realized and change in unrealized gains (losses)	(3,138,689)	(2,712,682)	(77,322,451)

Net increase (decrease) in net assets from operations	$(3,388,110)	$(2,959,212)	$(74,487,231)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG7	V44	V43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$21,420	$—	$—

Expenses:
Mortality and expense risk charges	(111,202)	(127,659)	(86,102)
Distribution and administration charges	(36,135)	(41,816)	(28,228)

Net investment income (loss)	(125,917)	(169,475)	(114,330)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	122,903	800,207	500,996
Realized gain distributions	1,357,947	1,899,134	1,410,199

Net realized gains (losses)	1,480,850	2,699,341	1,911,195

Net change in unrealized appreciation (depreciation)	(2,281,768)	(1,986,910)	(1,092,481)

Net realized and change in unrealized gains (losses)	(800,918)	712,431	818,714

Net increase (decrease) in net assets from operations	$(926,835)	$542,956	$704,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O19	O23	O20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$198,847	$142,605

Expenses:
Mortality and expense risk charges	(183,535)	(143,629)	(231,386)
Distribution and administration charges	(74,703)	(43,527)	(82,255)

Net investment income (loss)	(258,238)	11,691	(171,036)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(99,582)	331,814	930,197
Realized gain distributions	1,104,149	273,232	1,330,061

Net realized gains (losses)	1,004,567	605,046	2,260,258

Net change in unrealized appreciation (depreciation)	(1,648,774)	(1,416,845)	(4,600,790)

Net realized and change in unrealized gains (losses)	(644,207)	(811,799)	(2,340,532)

Net increase (decrease) in net assets from operations	$(902,445)	$(800,108)	$(2,511,568)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O21	O04	PH2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,587,975	$3,303	$7,116

Expenses:
Mortality and expense risk charges	(2,220,891)	(71,306)	(6,018)
Distribution and administration charges	(814,867)	(29,874)	(1,632)

Net investment income (loss)	(1,447,783)	(97,877)	(534)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,504,178	177,135	(8,007)
Realized gain distributions	15,474,234	720,934	61,657

Net realized gains (losses)	32,978,412	898,069	53,650

Net change in unrealized appreciation (depreciation)	(46,742,368)	(1,361,863)	(105,149)

Net realized and change in unrealized gains (losses)	(13,763,956)	(463,794)	(51,499)

Net increase (decrease) in net assets from operations	$(15,211,739)	$(561,671)	$(52,033)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	P08	PC0	P70
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$573,546	$534,291	$6,400

Expenses:
Mortality and expense risk charges	(234,474)	(217,437)	(3,693)
Distribution and administration charges	(81,056)	(68,649)	(1,310)

Net investment income (loss)	258,016	248,205	1,397

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(140,462)	(205,493)	(29,631)
Realized gain distributions	—	—	—

Net realized gains (losses)	(140,462)	(205,493)	(29,631)

Net change in unrealized appreciation (depreciation)	(1,418,065)	(1,304,321)	(22,724)

Net realized and change in unrealized gains (losses)	(1,558,527)	(1,509,814)	(52,355)

Net increase (decrease) in net assets from operations	$(1,300,511)	$(1,261,609)	$(50,958)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	P10	PK8	P20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$583,462	$386,715	$19,429

Expenses:
Mortality and expense risk charges	(348,029)	(115,738)	(5,550)
Distribution and administration charges	(115,910)	(40,836)	(2,202)

Net investment income (loss)	119,523	230,141	11,677

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,215,017)	(495,524)	(10,855)
Realized gain distributions	—	—	—

Net realized gains (losses)	(4,215,017)	(495,524)	(10,855)

Net change in unrealized appreciation (depreciation)	(124,679)	(369,777)	(33,408)

Net realized and change in unrealized gains (losses)	(4,339,696)	(865,301)	(44,263)

Net increase (decrease) in net assets from operations	$(4,220,173)	$(635,160)	$(32,586)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PD6	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,989,884	$974,095	$4,044,332

Expenses:
Mortality and expense risk charges	(5,342,812)	(495,934)	(2,043,724)
Distribution and administration charges	(1,691,332)	(168,404)	(703,969)

Net investment income (loss)	(44,260)	309,757	1,296,639

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	321,705	(2,033,268)	(3,119,370)
Realized gain distributions	31,581,309	—	1,799,547

Net realized gains (losses)	31,903,014	(2,033,268)	(1,319,823)

Net change in unrealized appreciation (depreciation)	(61,692,049)	185,992	(3,937,414)

Net realized and change in unrealized gains (losses)	(29,789,035)	(1,847,276)	(5,257,237)

Net increase (decrease) in net assets from operations	$(29,833,295)	$(1,537,519)	$(3,960,598)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PI3	P72	W41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$71,763	$97,660	$430

Expenses:
Mortality and expense risk charges	(222,399)	(170,719)	(3,486)
Distribution and administration charges	(70,289)	(57,204)	(1,041)

Net investment income (loss)	(220,925)	(130,263)	(4,097)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(167,086)	649,803	(19,209)
Realized gain distributions	741,550	626,390	29,516

Net realized gains (losses)	574,464	1,276,193	10,307

Net change in unrealized appreciation (depreciation)	(2,039,809)	(2,419,747)	(38,996)

Net realized and change in unrealized gains (losses)	(1,465,345)	(1,143,554)	(28,689)

Net increase (decrease) in net assets from operations	$(1,686,270)	$(1,273,817)	$(32,786)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

W42
Sub-Account
Income:
Dividend income	$35

Expenses:
Mortality and expense risk charges	(729)
Distribution and administration charges	(230)

Net investment income (loss)	(924)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,631)
Realized gain distributions	13,154

Net realized gains (losses)	523

Net change in unrealized appreciation (depreciation)	432

Net realized and change in unrealized gains (losses)	955

Net increase (decrease) in net assets from operations	$31

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AL1 Sub-Account		AO5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,404	$85,720	$(9,555)	$178,557
Net realized gains (losses)	1,915,154	(645,730)	2,636,100	2,457,376
Net change in unrealized appreciation/(depreciation)	(5,255,416)	7,156,324	(10,100,798)	8,616,364

Increase (decrease) in net assets from operations	(3,337,858)	6,596,314	(7,474,253)	11,252,297

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	394,253	115,730	417,148	153,449
Transfers between Sub-Accounts (including the Fixed Account), net	(1,084,323)	(631,950)	912,942	(2,919,907)
Withdrawals, surrenders, annuitizations and contract charges	(7,819,516)	(7,717,534)	(13,996,121)	(10,535,481)

Net accumulation activity	(8,509,586)	(8,233,754)	(12,666,031)	(13,301,939)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(8,509,586)	(8,233,754)	(12,666,031)	(13,301,939)

Total increase (decrease) in net assets	(11,847,444)	(1,637,440)	(20,140,284)	(2,049,642)

Net assets at beginning of year	49,750,511	51,387,951	93,739,200	95,788,842

Net assets at end of year	$37,903,067	$49,750,511	$73,598,916	$93,739,200

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AM2 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(61,511)	$(40,597)	$(195,268)	$65,865
Net realized gains (losses)	200,642	542,248	1,740,925	2,188,076
Net change in unrealized appreciation/(depreciation)	(1,113,581)	1,076,137	(9,685,602)	5,340,479

Increase (decrease) in net assets from operations	(974,450)	1,577,788	(8,139,945)	7,594,420

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,627	19,429	533,024	319,314
Transfers between Sub-Accounts (including the Fixed Account), net	643,064	(792,812)	4,899,754	(3,035,699)
Withdrawals, surrenders, annuitizations and contract charges	(694,194)	(945,628)	(6,141,657)	(5,568,297)

Net accumulation activity	(47,503)	(1,719,011)	(708,879)	(8,284,682)

Annuitization Activity:
Annuitizations	—	—	149,843	—
Annuity payments and contract charges	—	—	(16,768)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(56)	14

Net annuitization activity	—	—	133,019	14

Net increase (decrease) from contract owner transactions	(47,503)	(1,719,011)	(575,860)	(8,284,668)

Total increase (decrease) in net assets	(1,021,953)	(141,223)	(8,715,805)	(690,248)

Net assets at beginning of year	5,325,012	5,466,235	35,557,688	36,247,936

Net assets at end of year	$4,303,059	$5,325,012	$26,841,883	$35,557,688

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A74 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(187,386)	$(197,292)	$(3,767,490)	$(2,073,153)
Net realized gains (losses)	1,171,525	741,225	22,166,279	11,014,795
Net change in unrealized appreciation/(depreciation)	(3,063,412)	801,485	(58,588,910)	49,059,554

Increase (decrease) in net assets from operations	(2,079,273)	1,345,418	(40,190,121)	58,001,196

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	104,597	29,436	2,896,346	1,469,127
Transfers between Sub-Accounts (including the Fixed Account), net	1,581,249	3,372,158	(2,313,350)	(19,761,741)
Withdrawals, surrenders, annuitizations and contract charges	(1,791,077)	(2,002,196)	(66,821,548)	(66,425,272)

Net accumulation activity	(105,231)	1,399,398	(66,238,552)	(84,717,886)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,683)	(1,818)	(10,484)	(11,213)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,325	2,369	(13,268)	15,829

Net annuitization activity	(1,358)	551	(23,752)	4,616

Net increase (decrease) from contract owner transactions	(106,589)	1,399,949	(66,262,304)	(84,713,270)

Total increase (decrease) in net assets	(2,185,862)	2,745,367	(106,452,425)	(26,712,074)

Net assets at beginning of year	13,307,996	10,562,629	496,768,753	523,480,827

Net assets at end of year	$11,122,134	$13,307,996	$390,316,328	$496,768,753

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C71 Sub-Account		C59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(379)	$(523)	$(824)	$(3,179)
Net realized gains (losses)	5,535	4,099	3,850	50,779
Net change in unrealized appreciation/(depreciation)	(9,528)	972	(4,782)	3,112

Increase (decrease) in net assets from operations	(4,372)	4,548	(1,756)	50,712

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,917	764	—	267
Transfers between Sub-Accounts (including the Fixed Account), net	(143)	(18,174)	(1,658)	(391,715)
Withdrawals, surrenders, annuitizations and contract charges	(20,429)	(1,065)	(9,260)	(98,591)

Net accumulation activity	(12,655)	(18,475)	(10,918)	(490,039)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(12,655)	(18,475)	(10,918)	(490,039)

Total increase (decrease) in net assets	(17,027)	(13,927)	(12,674)	(439,327)

Net assets at beginning of year	35,534	49,461	54,028	493,355

Net assets at end of year	$18,507	$35,534	$41,354	$54,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C60 Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(1,070,789)	$(1,170,373)	$(1,696)	$(895)
Net realized gains (losses)	5,693,760	3,750,655	12,259	10,685
Net change in unrealized appreciation/(depreciation)	(6,709,814)	13,406,664	(18,210)	6,629

Increase (decrease) in net assets from operations	(2,086,843)	15,986,946	(7,647)	16,419

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	827,342	538,449	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,482,113)	(6,071,438)	59,575	53,331
Withdrawals, surrenders, annuitizations and contract charges	(11,109,467)	(11,314,843)	(4,088)	(84,797)

Net accumulation activity	(12,764,238)	(16,847,832)	55,487	(31,466)

Annuitization Activity:
Annuitizations	222,363	—	—	—
Annuity payments and contract charges	(23,985)	(1,331)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	769	3,358	—	—

Net annuitization activity	199,147	2,027	—	—

Net increase (decrease) from contract owner transactions	(12,565,091)	(16,845,805)	55,487	(31,466)

Total increase (decrease) in net assets	(14,651,934)	(858,859)	47,840	(15,047)

Net assets at beginning of year	67,191,797	68,050,656	59,794	74,841

Net assets at end of year	$52,539,863	$67,191,797	$107,634	$59,794

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C90 Sub-Account		C58 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(316,281)	$(348,392)	$46,628	$12,171
Net realized gains (losses)	1,850,963	1,519,615	156,167	161,063
Net change in unrealized appreciation/(depreciation)	(2,073,444)	4,380,383	(1,206,332)	1,180,870

Increase (decrease) in net assets from operations	(538,762)	5,551,606	(1,003,537)	1,354,104

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	453,992	264,624	216,779	23,100
Transfers between Sub-Accounts (including the Fixed Account), net	(253,613)	(3,246,917)	453,173	(509,564)
Withdrawals, surrenders, annuitizations and contract charges	(3,878,020)	(3,454,207)	(937,360)	(963,145)

Net accumulation activity	(3,677,641)	(6,436,500)	(267,408)	(1,449,609)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	4,736	(29,045)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(14,183)	33,024	—	—

Net annuitization activity	(9,447)	3,979	—	—

Net increase (decrease) from contract owner transactions	(3,687,088)	(6,432,521)	(267,408)	(1,449,609)

Total increase (decrease) in net assets	(4,225,850)	(880,915)	(1,270,945)	(95,505)

Net assets at beginning of year	20,174,133	21,055,048	5,875,958	5,971,463

Net assets at end of year	$15,948,283	$20,174,133	$4,605,013	$5,875,958

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FD7 Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(382,020)	$(343,663)	$(1,953,233)	$(1,620,430)
Net realized gains (losses)	7,880,821	4,552,838	27,652,052	28,077,902
Net change in unrealized appreciation/(depreciation)	(13,129,382)	9,973,509	(35,950,898)	6,172,116

Increase (decrease) in net assets from operations	(5,630,581)	14,182,684	(10,252,079)	32,629,588

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	434,228	314,854	1,708,942	664,204
Transfers between Sub-Accounts (including the Fixed Account), net	9,691,693	7,807,919	(2,503,995)	(11,918,840)
Withdrawals, surrenders, annuitizations and contract charges	(20,723,390)	(14,904,077)	(30,116,013)	(28,529,953)

Net accumulation activity	(10,597,469)	(6,781,304)	(30,911,066)	(39,784,589)

Annuitization Activity:
Annuitizations	187,516	—	—	—
Annuity payments and contract charges	(192,435)	—	(16,514)	(14,404)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,065)	—	(9,293)	31,114

Net annuitization activity	(8,984)	—	(25,807)	16,710

Net increase (decrease) from contract owner transactions	(10,606,453)	(6,781,304)	(30,936,873)	(39,767,879)

Total increase (decrease) in net assets	(16,237,034)	7,401,380	(41,188,952)	(7,138,291)

Net assets at beginning of year	110,189,532	102,788,152	174,643,966	181,782,257

Net assets at end of year	$93,952,498	$110,189,532	$133,455,014	$174,643,966

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F88 Sub-Account		FB9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(11,391)	$(14,317)	$(50,984)	$(75,796)
Net realized gains (losses)	117,206	188,830	932,416	1,073,708
Net change in unrealized appreciation/(depreciation)	(261,342)	124,851	(1,756,402)	801,332

Increase (decrease) in net assets from operations	(155,527)	299,364	(874,970)	1,799,244

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,601	328,555	49,886	309,240
Transfers between Sub-Accounts (including the Fixed Account), net	89,345	145,259	387,533	215,025
Withdrawals, surrenders, annuitizations and contract charges	(421,565)	(936,260)	(2,255,879)	(3,363,417)

Net accumulation activity	(330,619)	(462,446)	(1,818,460)	(2,839,152)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(330,619)	(462,446)	(1,818,460)	(2,839,152)

Total increase (decrease) in net assets	(486,146)	(163,082)	(2,693,430)	(1,039,908)

Net assets at beginning of year	2,838,467	3,001,549	14,133,977	15,173,885

Net assets at end of year	$2,352,321	$2,838,467	$11,440,547	$14,133,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F15 Sub-Account		F41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(95,412)	$(106,905)	$(1,173,636)	$(1,254,836)
Net realized gains (losses)	1,749,406	2,245,386	10,675,021	8,886,670
Net change in unrealized appreciation/(depreciation)	(3,220,009)	1,108,064	(22,903,360)	10,448,386

Increase (decrease) in net assets from operations	(1,566,015)	3,246,545	(13,401,975)	18,080,220

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	91,187	207,386	1,047,954	879,804
Transfers between Sub-Accounts (including the Fixed Account), net	235,770	(240,468)	2,823,647	(3,908,731)
Withdrawals, surrenders, annuitizations and contract charges	(3,647,535)	(5,392,490)	(16,887,452)	(18,106,162)

Net accumulation activity	(3,320,578)	(5,425,572)	(13,015,851)	(21,135,089)

Annuitization Activity:
Annuitizations	—	—	16,490	40,047
Annuity payments and contract charges	—	—	(10,320)	(10,957)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,136	(698)

Net annuitization activity	—	—	7,306	28,392

Net increase (decrease) from contract owner transactions	(3,320,578)	(5,425,572)	(13,008,545)	(21,106,697)

Total increase (decrease) in net assets	(4,886,593)	(2,179,027)	(26,410,520)	(3,026,477)

Net assets at beginning of year	23,206,885	25,385,912	103,099,597	106,126,074

Net assets at end of year	$18,320,292	$23,206,885	$76,689,077	$103,099,597

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FE3 Sub-Account		T21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$1,201,147	$(1,951,918)	$(200,711)	$(195,449)
Net realized gains (losses)	12,481,080	10,908,240	170,496	(631,442)
Net change in unrealized appreciation/(depreciation)	(45,025,288)	28,286,859	(4,161,988)	9,629,337

Increase (decrease) in net assets from operations	(31,343,061)	37,243,181	(4,192,203)	8,802,446

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,284,518	1,282,432	487,990	368,601
Transfers between Sub-Accounts (including the Fixed Account), net	8,658,751	(13,392,388)	2,102,873	(4,928,748)
Withdrawals, surrenders, annuitizations and contract charges	(42,602,901)	(51,759,813)	(3,903,559)	(4,974,505)

Net accumulation activity	(31,659,632)	(63,869,769)	(1,312,696)	(9,534,652)

Annuitization Activity:
Annuitizations	—	—	7,148	15,984
Annuity payments and contract charges	(8,321)	(8,419)	(3,948)	(4,490)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	336	11,974	440	1,197

Net annuitization activity	(7,985)	3,555	3,640	12,691

Net increase (decrease) from contract owner transactions	(31,667,617)	(63,866,214)	(1,309,056)	(9,521,961)

Total increase (decrease) in net assets	(63,010,678)	(26,623,033)	(5,501,259)	(719,515)

Net assets at beginning of year	286,667,341	313,290,374	25,935,308	26,654,823

Net assets at end of year	$223,656,663	$286,667,341	$20,434,049	$25,935,308

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T20 Sub-Account		FE6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$775,164	$853,443	$399,577	$363,295
Net realized gains (losses)	2,699,112	3,803,771	821,758	1,416,706
Net change in unrealized appreciation/(depreciation)	(19,157,107)	9,700,846	(4,390,100)	1,523,346

Increase (decrease) in net assets from operations	(15,682,831)	14,358,060	(3,168,765)	3,303,347

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,873,510	1,335,942	147,241	75,203
Transfers between Sub-Accounts (including the Fixed Account), net	6,558,623	(2,342,410)	133,648	1,007,771
Withdrawals, surrenders, annuitizations and contract charges	(15,108,371)	(18,880,486)	(6,012,819)	(4,304,647)

Net accumulation activity	(6,676,238)	(19,886,954)	(5,731,930)	(3,221,673)

Annuitization Activity:
Annuitizations	43,793	29,309	—	—
Annuity payments and contract charges	(12,748)	(14,643)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(27,867)	(972)	—	—

Net annuitization activity	3,178	13,694	—	—

Net increase (decrease) from contract owner transactions	(6,673,060)	(19,873,260)	(5,731,930)	(3,221,673)

Total increase (decrease) in net assets	(22,355,891)	(5,515,200)	(8,900,695)	81,674

Net assets at beginning of year	100,198,304	105,713,504	33,745,241	33,663,567

Net assets at end of year	$77,842,413	$100,198,304	$24,844,546	$33,745,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T59 Sub-Account		F56 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(96,658)	$(101,934)	$46,812	$(8,531)
Net realized gains (losses)	(85,699)	(102,116)	2,270,011	1,719,624
Net change in unrealized appreciation/(depreciation)	182,229	198,217	(5,135,476)	1,482,671

Increase (decrease) in net assets from operations	(128)	(5,833)	(2,818,653)	3,193,764

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	54,279	65,164	192,920	109,163
Transfers between Sub-Accounts (including the Fixed Account), net	199,573	755,659	799,010	(789,310)
Withdrawals, surrenders, annuitizations and contract charges	(751,110)	(959,418)	(3,059,834)	(4,179,384)

Net accumulation activity	(497,258)	(138,595)	(2,067,904)	(4,859,531)

Annuitization Activity:
Annuitizations	—	—	—	24,043
Annuity payments and contract charges	—	—	(8,184)	(8,143)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	601	1,992

Net annuitization activity	—	—	(7,583)	17,892

Net increase (decrease) from contract owner transactions	(497,258)	(138,595)	(2,075,487)	(4,841,639)

Total increase (decrease) in net assets	(497,386)	(144,428)	(4,894,140)	(1,647,875)

Net assets at beginning of year	5,415,144	5,559,572	19,669,139	21,317,014

Net assets at end of year	$4,917,758	$5,415,144	$14,774,999	$19,669,139

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F59 Sub-Account		FF0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,213,553	$2,047,208	$64,252	$54,109
Net realized gains (losses)	737,887	1,622,527	14,293	15,447
Net change in unrealized appreciation/(depreciation)	(6,588,791)	2,526,527	(191,268)	106,854

Increase (decrease) in net assets from operations	(3,637,351)	6,196,262	(112,723)	176,410

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,366,565	842,042	31,589	1,132
Transfers between Sub-Accounts (including the Fixed Account), net	(3,524,898)	309,257	(38,171)	83,838
Withdrawals, surrenders, annuitizations and contract charges	(14,603,187)	(15,357,257)	(377,583)	(326,781)

Net accumulation activity	(15,761,520)	(14,205,958)	(384,165)	(241,811)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,550)	(9,501)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(891)	3,946	—	—

Net annuitization activity	(9,441)	(5,555)	—	—

Net increase (decrease) from contract owner transactions	(15,770,961)	(14,211,513)	(384,165)	(241,811)

Total increase (decrease) in net assets	(19,408,312)	(8,015,251)	(496,888)	(65,401)

Net assets at beginning of year	76,940,338	84,955,589	2,301,820	2,367,221

Net assets at end of year	$57,532,026	$76,940,338	$1,804,932	$2,301,820

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F54 Sub-Account		FG8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$863,289	$836,637	$2,108	$1,704
Net realized gains (losses)	12,661,277	17,363,948	10,894	13,287
Net change in unrealized appreciation/(depreciation)	(27,408,877)	(7,760,513)	(44,154)	4,309

Increase (decrease) in net assets from operations	(13,884,311)	10,440,072	(31,152)	19,300

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,037,336	908,530	5,398	—
Transfers between Sub-Accounts (including the Fixed Account), net	414,156	2,449,835	6,227	6,376
Withdrawals, surrenders, annuitizations and contract charges	(24,997,384)	(26,938,814)	(18,109)	(11,580)

Net accumulation activity	(22,545,892)	(23,580,449)	(6,484)	(5,204)

Annuitization Activity:
Annuitizations	19,811	—	—	—
Annuity payments and contract charges	(12,377)	(9,946)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	711	1,059	—	—

Net annuitization activity	8,145	(8,887)	—	—

Net increase (decrease) from contract owner transactions	(22,537,747)	(23,589,336)	(6,484)	(5,204)

Total increase (decrease) in net assets	(36,422,058)	(13,149,264)	(37,636)	14,096

Net assets at beginning of year	155,223,568	168,372,832	312,227	298,131

Net assets at end of year	$118,801,510	$155,223,568	$274,591	$312,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F53 Sub-Account		FJ9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(212,968)	$(377,084)	$(5,855)	$(9,555)
Net realized gains (losses)	2,838,431	960,295	85,420	58,860
Net change in unrealized appreciation/(depreciation)	(6,142,082)	2,149,959	(156,357)	27,152

Increase (decrease) in net assets from operations	(3,516,619)	2,733,170	(76,792)	76,457

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	409,382	291,284	10,843	656
Transfers between Sub-Accounts (including the Fixed Account), net	(696,277)	394,512	(366,445)	(15,568)
Withdrawals, surrenders, annuitizations and contract charges	(5,132,066)	(6,020,413)	(66,679)	(39,608)

Net accumulation activity	(5,418,961)	(5,334,617)	(422,281)	(54,520)

Annuitization Activity:
Annuitizations	48,554	—	—	—
Annuity payments and contract charges	(49,808)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,025)	—	—	—

Net annuitization activity	(2,279)	—	—	—

Net increase (decrease) from contract owner transactions	(5,421,240)	(5,334,617)	(422,281)	(54,520)

Total increase (decrease) in net assets	(8,937,859)	(2,601,447)	(499,073)	21,937

Net assets at beginning of year	31,372,808	33,974,255	899,453	877,516

Net assets at end of year	$22,434,949	$31,372,808	$400,380	$899,453

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T28 Sub-Account		FJ0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$160,235	$236,321	$2,408	$2,998
Net realized gains (losses)	(628,160)	(871,004)	(7,101)	(14,177)
Net change in unrealized appreciation/(depreciation)	(89,982)	1,159,110	(4,754)	20,500

Increase (decrease) in net assets from operations	(557,907)	524,427	(9,447)	9,321

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	359,177	467,019	10,513	25,657
Transfers between Sub-Accounts (including the Fixed Account), net	(256,442)	345,336	(425)	(38,609)
Withdrawals, surrenders, annuitizations and contract charges	(3,186,450)	(4,177,031)	(54,362)	(51,281)

Net accumulation activity	(3,083,715)	(3,364,676)	(44,274)	(64,233)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,083,715)	(3,364,676)	(44,274)	(64,233)

Total increase (decrease) in net assets	(3,641,622)	(2,840,249)	(53,721)	(54,912)

Net assets at beginning of year	16,389,786	19,230,035	274,294	329,206

Net assets at end of year	$12,748,164	$16,389,786	$220,573	$274,294

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	H24 Sub-Account		H32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$22,361	$21,650	$(11,047)	$(17,093)
Net realized gains (losses)	(28,225)	(2,024)	(76,028)	(127,467)
Net change in unrealized appreciation/(depreciation)	(52,687)	(64,630)	24,748	394,944

Increase (decrease) in net assets from operations	(58,551)	(45,004)	(62,327)	250,384

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,175	—	2,939	—
Transfers between Sub-Accounts (including the Fixed Account), net	(47,101)	121,693	(39,531)	(105,921)
Withdrawals, surrenders, annuitizations and contract charges	(317,234)	(331,930)	(377,501)	(409,672)

Net accumulation activity	(355,160)	(210,237)	(414,093)	(515,593)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(355,160)	(210,237)	(414,093)	(515,593)

Total increase (decrease) in net assets	(413,711)	(255,241)	(476,420)	(265,209)

Net assets at beginning of year	1,272,105	1,527,346	1,530,826	1,796,035

Net assets at end of year	$858,394	$1,272,105	$1,054,406	$1,530,826

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(96,057)	$(86,876)	$(88,942)	$97,246
Net realized gains (losses)	984,566	(222,624)	3,729,770	2,826,184
Net change in unrealized appreciation/(depreciation)	(1,608,992)	915,703	(7,155,135)	1,773,510

Increase (decrease) in net assets from operations	(720,483)	606,203	(3,514,307)	4,696,940

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	186,370	30,470	556,149	225,567
Transfers between Sub-Accounts (including the Fixed Account), net	(256,641)	(1,103,691)	576,958	(251,925)
Withdrawals, surrenders, annuitizations and contract charges	(1,753,720)	(1,158,385)	(5,644,991)	(5,437,605)

Net accumulation activity	(1,823,991)	(2,231,606)	(4,511,884)	(5,463,963)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,823,991)	(2,231,606)	(4,511,884)	(5,463,963)

Total increase (decrease) in net assets	(2,544,474)	(1,625,403)	(8,026,191)	(767,023)

Net assets at beginning of year	7,594,507	9,219,910	31,650,617	32,417,640

Net assets at end of year	$5,050,033	$7,594,507	$23,624,426	$31,650,617

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V11 Sub-Account		AC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$309,880	$(142,430)	$2,113	$(12,716)
Net realized gains (losses)	4,794,963	3,243,496	54,881	18,216
Net change in unrealized appreciation/(depreciation)	(15,984,727)	6,582,432	(546,550)	527,972

Increase (decrease) in net assets from operations	(10,879,884)	9,683,498	(489,556)	533,472

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	576,476	363,930	10,272	—
Transfers between Sub-Accounts (including the Fixed Account), net	3,414,361	11,230,764	280,890	103,397
Withdrawals, surrenders, annuitizations and contract charges	(17,872,826)	(14,831,596)	(391,264)	(233,979)

Net accumulation activity	(13,881,989)	(3,236,902)	(100,102)	(130,582)

Annuitization Activity:
Annuitizations	183,846	—	—	—
Annuity payments and contract charges	(185,906)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,052)	—	—	—

Net annuitization activity	(6,112)	—	—	—

Net increase (decrease) from contract owner transactions	(13,888,101)	(3,236,902)	(100,102)	(130,582)

Total increase (decrease) in net assets	(24,767,985)	6,446,596	(589,658)	402,890

Net assets at beginning of year	112,135,840	105,689,244	3,015,957	2,613,067

Net assets at end of year	$87,367,855	$112,135,840	$2,426,299	$3,015,957

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	J88 Sub-Account		J94 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$281,347	$361,270	$(141,309)	$(118,687)
Net realized gains (losses)	(534,025)	(223,205)	2,339,575	708,342
Net change in unrealized appreciation/(depreciation)	(630,145)	628,929	(3,296,149)	1,822,659

Increase (decrease) in net assets from operations	(882,823)	766,994	(1,097,883)	2,412,314

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	430,685	254,568	130,736	8,145
Transfers between Sub-Accounts (including the Fixed Account), net	(1,357,430)	6,862,184	2,110,498	1,107,992
Withdrawals, surrenders, annuitizations and contract charges	(6,724,265)	(6,910,863)	(2,018,163)	(1,497,362)

Net accumulation activity	(7,651,010)	205,889	223,071	(381,225)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(7,651,010)	205,889	223,071	(381,225)

Total increase (decrease) in net assets	(8,533,833)	972,883	(874,812)	2,031,089

Net assets at beginning of year	46,803,470	45,830,587	13,758,720	11,727,631

Net assets at end of year	$38,269,637	$46,803,470	$12,883,908	$13,758,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L11 Sub-Account		L18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$73,774	$21,303	$(415,484)	$(465,339)
Net realized gains (losses)	525,683	455,723	4,957,030	293,334
Net change in unrealized appreciation/(depreciation)	(8,004,741)	8,847,491	(5,235,369)	5,271,260

Increase (decrease) in net assets from operations	(7,405,284)	9,324,517	(693,823)	5,099,255

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	265,243	176,291	327,111	228,607
Transfers between Sub-Accounts (including the Fixed Account), net	3,466,802	(2,458,301)	(1,355,272)	(1,441,183)
Withdrawals, surrenders, annuitizations and contract charges	(5,855,814)	(5,582,329)	(4,046,915)	(4,137,507)

Net accumulation activity	(2,123,769)	(7,864,339)	(5,075,076)	(5,350,083)

Annuitization Activity:
Annuitizations	44,912	—	756	3,476
Annuity payments and contract charges	(5,224)	(179)	(671)	(2,527)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(13)	135	(12,636)	(533)

Net annuitization activity	39,675	(44)	(12,551)	416

Net increase (decrease) from contract owner transactions	(2,084,094)	(7,864,383)	(5,087,627)	(5,349,667)

Total increase (decrease) in net assets	(9,489,378)	1,460,134	(5,781,450)	(250,412)

Net assets at beginning of year	40,317,841	38,857,707	26,220,456	26,470,868

Net assets at end of year	$30,828,463	$40,317,841	$20,439,006	$26,220,456

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L17 Sub-Account		M07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(105,021)	$(281,901)	$2,496,902	$3,370,478
Net realized gains (losses)	4,359,965	2,686,445	18,659,635	14,587,618
Net change in unrealized appreciation/(depreciation)	(7,615,817)	1,746,833	(43,683,554)	18,923,610

Increase (decrease) in net assets from operations	(3,360,873)	4,151,377	(22,527,017)	36,881,706

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	401,780	124,381	4,658,650	7,085,611
Transfers between Sub-Accounts (including the Fixed Account), net	(825,257)	1,878,410	(1,892,802)	2,196,207
Withdrawals, surrenders, annuitizations and contract charges	(5,372,407)	(5,408,757)	(47,828,508)	(49,343,143)

Net accumulation activity	(5,795,884)	(3,405,966)	(45,062,660)	(40,061,325)

Annuitization Activity:
Annuitizations	—	—	1,193,472	437,758
Annuity payments and contract charges	(457)	(445)	(645,805)	(518,368)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	10	341	(263,368)	(285,829)

Net annuitization activity	(447)	(104)	284,299	(366,439)

Net increase (decrease) from contract owner transactions	(5,796,331)	(3,406,070)	(44,778,361)	(40,427,764)

Total increase (decrease) in net assets	(9,157,204)	745,307	(67,305,378)	(3,546,058)

Net assets at beginning of year	40,528,331	39,783,024	358,797,486	362,343,544

Net assets at end of year	$31,371,127	$40,528,331	$291,492,108	$358,797,486

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M35 Sub-Account		M31 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$935,991	$1,793,931	$(1,972,854)	$(1,797,504)
Net realized gains (losses)	19,502,817	16,359,007	19,916,126	13,549,770
Net change in unrealized appreciation/(depreciation)	(44,075,970)	18,331,820	(15,099,024)	23,059,430

Increase (decrease) in net assets from operations	(23,637,162)	36,484,758	2,844,248	34,811,696

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,173,630	3,115,426	2,540,163	1,419,589
Transfers between Sub-Accounts (including the Fixed Account), net	(4,124,441)	(4,879,719)	(231,012)	(1,779,395)
Withdrawals, surrenders, annuitizations and contract charges	(57,829,987)	(60,428,854)	(17,340,837)	(16,685,986)

Net accumulation activity	(56,780,798)	(62,193,147)	(15,031,686)	(17,045,792)

Annuitization Activity:
Annuitizations	434,860	132,544	66,633	56,052
Annuity payments and contract charges	(235,973)	(52,753)	(114,722)	(139,044)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	96,366	6,499	(77,191)	(21,395)

Net annuitization activity	295,253	86,290	(125,280)	(104,387)

Net increase (decrease) from contract owner transactions	(56,485,545)	(62,106,857)	(15,156,966)	(17,150,179)

Total increase (decrease) in net assets	(80,122,707)	(25,622,099)	(12,312,718)	17,661,517

Net assets at beginning of year	362,120,950	387,743,049	141,290,687	123,629,170

Net assets at end of year	$281,998,243	$362,120,950	$128,977,969	$141,290,687

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M80 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(353,556)	$(351,328)	$(341,305)	$(297,961)
Net realized gains (losses)	3,360,685	2,338,077	5,034,606	2,526,748
Net change in unrealized appreciation/(depreciation)	(2,682,080)	3,478,837	(4,529,576)	2,761,648

Increase (decrease) in net assets from operations	325,049	5,465,586	163,725	4,990,435

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	236,925	147,444	595,480	187,451
Transfers between Sub-Accounts (including the Fixed Account), net	477,225	(2,155,818)	282,046	(26,347)
Withdrawals, surrenders, annuitizations and contract charges	(3,622,685)	(3,300,613)	(3,766,172)	(3,087,896)

Net accumulation activity	(2,908,535)	(5,308,987)	(2,888,646)	(2,926,792)

Annuitization Activity:
Annuitizations	22,094	—	10,336	116,319
Annuity payments and contract charges	(4,295)	(875)	(24,635)	(7,792)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,332)	23,938	3,742	(2,043)

Net annuitization activity	15,467	23,063	(10,557)	106,484

Net increase (decrease) from contract owner transactions	(2,893,068)	(5,285,924)	(2,899,203)	(2,820,308)

Total increase (decrease) in net assets	(2,568,019)	179,662	(2,735,478)	2,170,127

Net assets at beginning of year	21,420,058	21,240,396	22,916,943	20,746,816

Net assets at end of year	$18,852,039	$21,420,058	$20,181,465	$22,916,943

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M41 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(457,701)	$(487,827)	$(767,407)	$(728,229)
Net realized gains (losses)	6,351,388	3,628,135	7,340,782	(138,337)
Net change in unrealized appreciation/(depreciation)	(5,411,499)	3,367,898	(7,181,035)	11,986,983

Increase (decrease) in net assets from operations	482,188	6,508,206	(607,660)	11,120,417

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	320,722	245,944	1,018,674	895,556
Transfers between Sub-Accounts (including the Fixed Account), net	(1,292,063)	(2,684,276)	(1,732,760)	(732,003)
Withdrawals, surrenders, annuitizations and contract charges	(4,851,085)	(4,707,852)	(6,496,373)	(7,006,969)

Net accumulation activity	(5,822,426)	(7,146,184)	(7,210,459)	(6,843,416)

Annuitization Activity:
Annuitizations	83,952	—	62,768	36,385
Annuity payments and contract charges	(10,692)	(617)	(53,601)	(15,938)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	825	847	(23,146)	26,158

Net annuitization activity	74,085	230	(13,979)	46,605

Net increase (decrease) from contract owner transactions	(5,748,341)	(7,145,954)	(7,224,438)	(6,796,811)

Total increase (decrease) in net assets	(5,266,153)	(637,748)	(7,832,098)	4,323,606

Net assets at beginning of year	28,534,920	29,172,668	52,059,415	47,735,809

Net assets at end of year	$23,268,767	$28,534,920	$44,227,317	$52,059,415

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M42 Sub-Account		M89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(685,182)	$(743,959)	$6,782,825	$8,579,300
Net realized gains (losses)	7,512,818	(503,140)	(7,182,359)	(1,758,741)
Net change in unrealized appreciation/(depreciation)	(6,952,594)	10,816,140	(15,591,399)	7,632,173

Increase (decrease) in net assets from operations	(124,958)	9,569,041	(15,990,933)	14,452,732

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	657,194	357,276	2,799,378	1,789,342
Transfers between Sub-Accounts (including the Fixed Account), net	(3,311,837)	(4,837,103)	(15,237,641)	33,571,752
Withdrawals, surrenders, annuitizations and contract charges	(6,185,942)	(7,274,867)	(83,624,839)	(77,322,044)

Net accumulation activity	(8,840,585)	(11,754,694)	(96,063,102)	(41,960,950)

Annuitization Activity:
Annuitizations	1,539	7,121	18,865	2,403
Annuity payments and contract charges	(3,166)	(6,171)	(11,629)	(11,096)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(23,375)	798	(6,976)	18,722

Net annuitization activity	(25,002)	1,748	260	10,029

Net increase (decrease) from contract owner transactions	(8,865,587)	(11,752,946)	(96,062,842)	(41,950,921)

Total increase (decrease) in net assets	(8,990,545)	(2,183,905)	(112,053,775)	(27,498,189)

Net assets at beginning of year	42,999,861	45,183,766	551,839,591	579,337,780

Net assets at end of year	$34,009,316	$42,999,861	$439,785,816	$551,839,591

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M82 Sub-Account		M44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(1,613,578)	$(855,667)	$(352,211)	$3,180,044
Net realized gains (losses)	23,766,371	19,994,921	(3,019,469)	(4,450,328)
Net change in unrealized appreciation/(depreciation)	(28,158,400)	9,543,077	3,060,437	15,400,588

Increase (decrease) in net assets from operations	(6,005,607)	28,682,331	(311,243)	14,130,304

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,453,373	794,665	1,772,328	2,296,097
Transfers between Sub-Accounts (including the Fixed Account), net	(6,166,091)	(15,046,842)	(2,235,143)	(2,611,388)
Withdrawals, surrenders, annuitizations and contract charges	(22,406,738)	(23,546,598)	(14,113,525)	(16,328,737)

Net accumulation activity	(27,119,456)	(37,798,775)	(14,576,340)	(16,644,028)

Annuitization Activity:
Annuitizations	—	—	112,552	240,134
Annuity payments and contract charges	(1,027)	(924)	(212,598)	(136,927)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	109	205	(55,388)	(38,180)

Net annuitization activity	(918)	(719)	(155,434)	65,027

Net increase (decrease) from contract owner transactions	(27,120,374)	(37,799,494)	(14,731,774)	(16,579,001)

Total increase (decrease) in net assets	(33,125,981)	(9,117,163)	(15,043,017)	(2,448,697)

Net assets at beginning of year	142,050,646	151,167,809	109,070,327	111,519,024

Net assets at end of year	$108,924,665	$142,050,646	$94,027,310	$109,070,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(463,187)	$1,537,109	$(246,922)	$789,135
Net realized gains (losses)	(2,474,033)	(3,704,180)	24,858,858	22,775,666
Net change in unrealized appreciation/(depreciation)	2,663,761	10,141,188	(51,644,195)	15,937,114

Increase (decrease) in net assets from operations	(273,459)	7,974,117	(27,032,259)	39,501,915

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	992,003	542,912	4,105,227	4,555,384
Transfers between Sub-Accounts (including the Fixed Account), net	(2,992,318)	(3,139,187)	894,619	(5,082,118)
Withdrawals, surrenders, annuitizations and contract charges	(10,943,659)	(10,988,549)	(37,090,402)	(48,608,845)

Net accumulation activity	(12,943,974)	(13,584,824)	(32,090,556)	(49,135,579)

Annuitization Activity:
Annuitizations	1,723	—	371,085	360,125
Annuity payments and contract charges	(88)	—	(310,127)	(209,796)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	152	—	(37,623)	4,347

Net annuitization activity	1,787	—	23,335	154,676

Net increase (decrease) from contract owner transactions	(12,942,187)	(13,584,824)	(32,067,221)	(48,980,903)

Total increase (decrease) in net assets	(13,215,646)	(5,610,707)	(59,099,480)	(9,478,988)

Net assets at beginning of year	61,936,024	67,546,731	262,999,598	272,478,586

Net assets at end of year	$48,720,378	$61,936,024	$203,900,118	$262,999,598

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(450,574)	$70,474	$(208,559)	$200,641
Net realized gains (losses)	8,396,753	5,855,951	46,980,515	28,819,321
Net change in unrealized appreciation/(depreciation)	(21,674,331)	13,712,920	(68,748,916)	19,823,342

Increase (decrease) in net assets from operations	(13,728,152)	19,639,345	(21,976,960)	48,843,304

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,685,593	920,106	4,880,058	4,788,938
Transfers between Sub-Accounts (including the Fixed Account), net	1,326,716	(4,560,016)	(2,642,566)	(3,644,904)
Withdrawals, surrenders, annuitizations and contract charges	(24,191,635)	(19,863,534)	(39,166,033)	(39,547,718)

Net accumulation activity	(21,179,326)	(23,503,444)	(36,928,541)	(38,403,684)

Annuitization Activity:
Annuitizations	376,236	103,189	629,093	520,363
Annuity payments and contract charges	(136,097)	(22,717)	(322,696)	(327,206)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	106,983	24,646	(123,130)	96,489

Net annuitization activity	347,122	105,118	183,267	289,646

Net increase (decrease) from contract owner transactions	(20,832,204)	(23,398,326)	(36,745,274)	(38,114,038)

Total increase (decrease) in net assets	(34,560,356)	(3,758,981)	(58,722,234)	10,729,266

Net assets at beginning of year	133,865,829	137,624,810	285,143,459	274,414,193

Net assets at end of year	$99,305,473	$133,865,829	$226,421,225	$285,143,459

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(394,225)	$(312,557)	$1,252,890	$1,316,687
Net realized gains (losses)	13,180,487	12,658,357	(478,229)	(69,641)
Net change in unrealized appreciation/(depreciation)	(18,344,538)	385,573	(3,241,544)	1,514,260

Increase (decrease) in net assets from operations	(5,558,276)	12,731,373	(2,466,883)	2,761,306

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,441,953	858,198	848,773	1,129,194
Transfers between Sub-Accounts (including the Fixed Account), net	(1,763,627)	(4,654,782)	(245,951)	1,772,316
Withdrawals, surrenders, annuitizations and contract charges	(10,583,591)	(12,961,421)	(6,575,847)	(7,474,079)

Net accumulation activity	(10,905,265)	(16,758,005)	(5,973,025)	(4,572,569)

Annuitization Activity:
Annuitizations	3,425	15,034	97,056	55,535
Annuity payments and contract charges	(20,529)	(26,061)	(76,438)	(53,817)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(45,664)	(5,489)	3,293	20,098

Net annuitization activity	(62,768)	(16,516)	23,911	21,816

Net increase (decrease) from contract owner transactions	(10,968,033)	(16,774,521)	(5,949,114)	(4,550,753)

Total increase (decrease) in net assets	(16,526,309)	(4,043,148)	(8,415,997)	(1,789,447)

Net assets at beginning of year	72,128,774	76,171,922	57,018,142	58,807,589

Net assets at end of year	$55,602,465	$72,128,774	$48,602,145	$57,018,142

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,569,282	$2,776,550	$(795,753)	$(505,495)
Net realized gains (losses)	(2,091,770)	(1,122,488)	18,091,243	11,834,094
Net change in unrealized appreciation/(depreciation)	(7,571,584)	4,859,294	(21,666,200)	9,561,086

Increase (decrease) in net assets from operations	(7,094,072)	6,513,356	(4,370,710)	20,889,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,714,930	683,950	2,115,489	1,492,886
Transfers between Sub-Accounts (including the Fixed Account), net	(1,627,731)	14,287,218	(1,101,604)	(434,046)
Withdrawals, surrenders, annuitizations and contract charges	(27,291,614)	(22,153,429)	(13,931,442)	(14,826,503)

Net accumulation activity	(27,204,415)	(7,182,261)	(12,917,557)	(13,767,663)

Annuitization Activity:
Annuitizations	196,413	—	91,184	129,543
Annuity payments and contract charges	(64,597)	(1,082)	(119,287)	(98,707)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,558)	(15)	(39,368)	80,919

Net annuitization activity	130,258	(1,097)	(67,471)	111,755

Net increase (decrease) from contract owner transactions	(27,074,157)	(7,183,358)	(12,985,028)	(13,655,908)

Total increase (decrease) in net assets	(34,168,229)	(670,002)	(17,355,738)	7,233,777

Net assets at beginning of year	148,735,679	149,405,681	104,851,766	97,617,989

Net assets at end of year	$114,567,450	$148,735,679	$87,496,028	$104,851,766

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(490,555)	$(380,484)	$(207,794)	$(68,320)
Net realized gains (losses)	6,281,631	4,465,261	314,353	(409,296)
Net change in unrealized appreciation/(depreciation)	(7,796,386)	3,916,070	(2,950,352)	6,245,265

Increase (decrease) in net assets from operations	(2,005,310)	8,000,847	(2,843,793)	5,767,649

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	590,764	160,204	310,156	195,538
Transfers between Sub-Accounts (including the Fixed Account), net	3,055,795	1,100,049	16,433	148,334
Withdrawals, surrenders, annuitizations and contract charges	(6,633,970)	(6,132,171)	(2,834,742)	(2,150,922)

Net accumulation activity	(2,987,411)	(4,871,918)	(2,508,153)	(1,807,050)

Annuitization Activity:
Annuitizations	39,062	(676)	6,740	67,477
Annuity payments and contract charges	(25,581)	(16,984)	(38,976)	(40,182)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(674)	3,973	(606)	(71,778)

Net annuitization activity	12,807	(13,687)	(32,842)	(44,483)

Net increase (decrease) from contract owner transactions	(2,974,604)	(4,885,605)	(2,540,995)	(1,851,533)

Total increase (decrease) in net assets	(4,979,914)	3,115,242	(5,384,788)	3,916,116

Net assets at beginning of year	40,697,930	37,582,688	20,782,715	16,866,599

Net assets at end of year	$35,718,016	$40,697,930	$15,397,927	$20,782,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(292,446)	$(153,711)	$(47,189)	$(154,714)
Net realized gains (losses)	885,555	284,018	(105,550)	(114,246)
Net change in unrealized appreciation/(depreciation)	(3,542,009)	5,843,859	(107,108)	849,796

Increase (decrease) in net assets from operations	(2,948,900)	5,974,166	(259,847)	580,836

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	117,887	32,604	168,067	167,650
Transfers between Sub-Accounts (including the Fixed Account), net	1,143,659	(1,335,128)	(49,587)	(6,156)
Withdrawals, surrenders, annuitizations and contract charges	(3,216,388)	(2,662,978)	(1,399,312)	(1,665,907)

Net accumulation activity	(1,954,842)	(3,965,502)	(1,280,832)	(1,504,413)

Annuitization Activity:
Annuitizations	1,469	—	12,592	2,075
Annuity payments and contract charges	(76)	(94)	(3,153)	(3,310)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(739)	1,023	963	(5,009)

Net annuitization activity	654	929	10,402	(6,244)

Net increase (decrease) from contract owner transactions	(1,954,188)	(3,964,573)	(1,270,430)	(1,510,657)

Total increase (decrease) in net assets	(4,903,088)	2,009,593	(1,530,277)	(929,821)

Net assets at beginning of year	20,721,186	18,711,593	10,319,234	11,249,055

Net assets at end of year	$15,818,098	$20,721,186	$8,788,957	$10,319,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(9,471)	$(21,735)	$(460,791)	$(163,135)
Net realized gains (losses)	(4,347)	(28,304)	7,432,469	5,749,236
Net change in unrealized appreciation/(depreciation)	(13,916)	122,413	(9,595,343)	7,034,199

Increase (decrease) in net assets from operations	(27,734)	72,374	(2,623,665)	12,620,300

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	34,227	30,746	950,242	603,203
Transfers between Sub-Accounts (including the Fixed Account), net	(51,716)	(378,055)	(97,250)	411,850
Withdrawals, surrenders, annuitizations and contract charges	(162,411)	(263,784)	(8,148,077)	(5,774,264)

Net accumulation activity	(179,900)	(611,093)	(7,295,085)	(4,759,211)

Annuitization Activity:
Annuitizations	—	—	41,396	11,882
Annuity payments and contract charges	—	(88)	(55,787)	(44,662)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(649)	828	(54,594)	11,916

Net annuitization activity	(649)	740	(68,985)	(20,864)

Net increase (decrease) from contract owner transactions	(180,549)	(610,353)	(7,364,070)	(4,780,075)

Total increase (decrease) in net assets	(208,283)	(537,979)	(9,987,735)	7,840,225

Net assets at beginning of year	1,030,360	1,568,339	51,346,527	43,506,302

Net assets at end of year	$822,077	$1,030,360	$41,358,792	$51,346,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC7 Sub-Account		MC8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(32,988)	$(19,920)	$(374,582)	$140,293
Net realized gains (losses)	310,129	227,832	12,625,683	6,900,817
Net change in unrealized appreciation/(depreciation)	(377,842)	420,417	(20,365,369)	12,425,575

Increase (decrease) in net assets from operations	(100,701)	628,329	(8,114,268)	19,466,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,891	22,618	1,406,635	1,051,902
Transfers between Sub-Accounts (including the Fixed Account), net	(425,058)	(143,115)	(806,848)	(1,306,198)
Withdrawals, surrenders, annuitizations and contract charges	(230,506)	(339,790)	(12,439,064)	(12,534,539)

Net accumulation activity	(645,673)	(460,287)	(11,839,277)	(12,788,835)

Annuitization Activity:
Annuitizations	—	—	77,704	38,823
Annuity payments and contract charges	—	—	(95,584)	(125,163)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(76,276)	58,604

Net annuitization activity	—	—	(94,156)	(27,736)

Net increase (decrease) from contract owner transactions	(645,673)	(460,287)	(11,933,433)	(12,816,571)

Total increase (decrease) in net assets	(746,374)	168,042	(20,047,701)	6,650,114

Net assets at beginning of year	2,493,312	2,325,270	93,561,955	86,911,841

Net assets at end of year	$1,746,938	$2,493,312	$73,514,254	$93,561,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC9 Sub-Account		MD0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(48,509)	$(16,013)	$(297,441)	$845,728
Net realized gains (losses)	983,797	726,536	2,750,518	960,579
Net change in unrealized appreciation/(depreciation)	(1,450,844)	649,635	(5,168,279)	2,727,450

Increase (decrease) in net assets from operations	(515,556)	1,360,158	(2,715,202)	4,533,757

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	178,206	42,226	627,924	753,661
Transfers between Sub-Accounts (including the Fixed Account), net	50,622	(592,262)	(399,574)	(840,210)
Withdrawals, surrenders, annuitizations and contract charges	(1,353,039)	(1,135,171)	(5,241,983)	(6,539,210)

Net accumulation activity	(1,124,211)	(1,685,207)	(5,013,633)	(6,625,759)

Annuitization Activity:
Annuitizations	—	—	49,775	13,671
Annuity payments and contract charges	—	—	(46,516)	(88,495)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	554	(22,626)

Net annuitization activity	—	—	3,813	(97,450)

Net increase (decrease) from contract owner transactions	(1,124,211)	(1,685,207)	(5,009,820)	(6,723,209)

Total increase (decrease) in net assets	(1,639,767)	(325,049)	(7,725,022)	(2,189,452)

Net assets at beginning of year	6,164,998	6,490,047	49,219,805	51,409,257

Net assets at end of year	$4,525,231	$6,164,998	$41,494,783	$49,219,805

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M92 Sub-Account		M96 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(6,440,405)	$9,070,344	$1,421,881	$1,505,524
Net realized gains (losses)	35,283,647	11,297,876	(1,918,056)	(936,841)
Net change in unrealized appreciation/(depreciation)	(66,609,072)	37,686,531	(451,011)	160,518

Increase (decrease) in net assets from operations	(37,765,830)	58,054,751	(947,186)	729,201

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,992,372	1,192,457	2,137,998	2,064,275
Transfers between Sub-Accounts (including the Fixed Account), net	(7,673,837)	(5,393,620)	951,512	3,678,841
Withdrawals, surrenders, annuitizations and contract charges	(96,296,080)	(79,894,582)	(13,164,918)	(12,138,574)

Net accumulation activity	(99,977,545)	(84,095,745)	(10,075,408)	(6,395,458)

Annuitization Activity:
Annuitizations	—	—	46,175	112,031
Annuity payments and contract charges	(7,628)	(8,397)	(71,594)	(59,567)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	115	23,478	26,896	(130,111)

Net annuitization activity	(7,513)	15,081	1,477	(77,647)

Net increase (decrease) from contract owner transactions	(99,985,058)	(84,080,664)	(10,073,931)	(6,473,105)

Total increase (decrease) in net assets	(137,750,888)	(26,025,913)	(11,021,117)	(5,743,904)

Net assets at beginning of year	660,187,553	686,213,466	86,941,433	92,685,337

Net assets at end of year	$ 522,436,665	$ 660,187,553	$ 75,920,316	$ 86,941,433

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,200,283	$2,334,633	$2,181,887	$2,934,903
Net realized gains (losses)	(5,130,701)	(3,597,953)	(550,790)	246,909
Net change in unrealized appreciation/(depreciation)	(161,208)	2,172,077	(3,971,491)	(176,973)

Increase (decrease) in net assets from operations	(3,091,626)	908,757	(2,340,394)	3,004,839

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,104,664	1,305,458	1,759,113	1,274,885
Transfers between Sub-Accounts (including the Fixed Account), net	(5,562,489)	9,117,945	(738,549)	576,350
Withdrawals, surrenders, annuitizations and contract charges	(30,603,443)	(34,724,166)	(7,536,181)	(7,962,346)

Net accumulation activity	(34,061,268)	(24,300,763)	(6,515,617)	(6,111,111)

Annuitization Activity:
Annuitizations	60,348	58,735	235,677	39,125
Annuity payments and contract charges	(49,346)	(49,657)	(111,129)	(67,130)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	299	2,717	(26,139)	64,033

Net annuitization activity	11,301	11,795	98,409	36,028

Net increase (decrease) from contract owner transactions	(34,049,967)	(24,288,968)	(6,417,208)	(6,075,083)

Total increase (decrease) in net assets	(37,141,593)	(23,380,211)	(8,757,602)	(3,070,244)

Net assets at beginning of year	191,222,631	214,602,842	56,471,575	59,541,819

Net assets at end of year	$154,081,038	$191,222,631	$47,713,973	$56,471,575

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,528,962	$2,242,127	$(180,896)	$(38,300)
Net realized gains (losses)	(807,134)	(237,955)	4,636,941	2,828,668
Net change in unrealized appreciation/(depreciation)	(2,722,844)	277,070	(8,360,437)	7,658,687

Increase (decrease) in net assets from operations	(2,001,016)	2,281,242	(3,904,392)	10,449,055

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	769,728	561,073	1,113,343	636,719
Transfers between Sub-Accounts (including the Fixed Account), net	(948,043)	(332,700)	832,320	(984,598)
Withdrawals, surrenders, annuitizations and contract charges	(8,101,451)	(8,711,530)	(5,918,736)	(5,219,360)

Net accumulation activity	(8,279,766)	(8,483,157)	(3,973,073)	(5,567,239)

Annuitization Activity:
Annuitizations	59,682	30,192	141,615	176,865
Annuity payments and contract charges	(32,258)	(12,061)	(76,936)	(25,009)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(100)	5,319	437	36,145

Net annuitization activity	27,324	23,450	65,116	188,001

Net increase (decrease) from contract owner transactions	(8,252,442)	(8,459,707)	(3,907,957)	(5,379,238)

Total increase (decrease) in net assets	(10,253,458)	(6,178,465)	(7,812,349)	5,069,817

Net assets at beginning of year	46,577,368	52,755,833	41,434,975	36,365,158

Net assets at end of year	$36,323,910	$46,577,368	$33,622,626	$41,434,975

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(148,554)	$(91,326)	$(154,878)	$15,752
Net realized gains (losses)	2,203,551	1,024,012	3,776,239	2,974,889
Net change in unrealized appreciation/(depreciation)	(3,909,472)	3,807,380	(8,408,466)	7,533,887

Increase (decrease) in net assets from operations	(1,854,475)	4,740,066	(4,787,105)	10,524,528

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	223,055	124,396	590,056	708,585
Transfers between Sub-Accounts (including the Fixed Account), net	810,036	(373,067)	(203,658)	328,668
Withdrawals, surrenders, annuitizations and contract charges	(3,186,881)	(2,486,284)	(5,388,453)	(6,499,066)

Net accumulation activity	(2,153,790)	(2,734,955)	(5,002,055)	(5,461,813)

Annuitization Activity:
Annuitizations	113,254	—	13,722	2,012
Annuity payments and contract charges	(12,739)	(187)	(25,998)	(27,828)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,823)	2,058	(245)	(81,435)

Net annuitization activity	98,692	1,871	(12,521)	(107,251)

Net increase (decrease) from contract owner transactions	(2,055,098)	(2,733,084)	(5,014,576)	(5,569,064)

Total increase (decrease) in net assets	(3,909,573)	2,006,982	(9,801,681)	4,955,464

Net assets at beginning of year	18,981,547	16,974,565	48,280,305	43,324,841

Net assets at end of year	$15,071,974	$18,981,547	$38,478,624	$48,280,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M93 Sub-Account		MD6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(770,299)	$(461,085)	$(2,691,088)	$(2,376,173)
Net realized gains (losses)	10,085,206	14,902,062	43,456,731	36,671,513
Net change in unrealized appreciation/(depreciation)	(19,715,838)	9,376,184	(40,256,429)	37,810,248

Increase (decrease) in net assets from operations	(10,400,931)	23,817,161	509,214	72,105,588

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	945,791	1,140,397	5,980,877	3,777,231
Transfers between Sub-Accounts (including the Fixed Account), net	3,847,794	(10,084,568)	(4,804,151)	(6,762,792)
Withdrawals, surrenders, annuitizations and contract charges	(16,686,793)	(19,079,863)	(43,724,030)	(37,988,426)

Net accumulation activity	(11,893,208)	(28,024,034)	(42,547,304)	(40,973,987)

Annuitization Activity:
Annuitizations	30,760	76,808	510,394	570,682
Annuity payments and contract charges	(18,556)	(20,671)	(458,906)	(384,156)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,061	1,404	(49,327)	125,578

Net annuitization activity	14,265	57,541	2,161	312,104

Net increase (decrease) from contract owner transactions	(11,878,943)	(27,966,493)	(42,545,143)	(40,661,883)

Total increase (decrease) in net assets	(22,279,874)	(4,149,332)	(42,035,929)	31,443,705

Net assets at beginning of year	103,459,909	107,609,241	318,872,497	287,428,792

Net assets at end of year	$81,180,035	$103,459,909	$276,836,568	$318,872,497

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB3 Sub-Account		MD8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(481,640)	$(459,804)	$(82,676)	$(572,267)
Net realized gains (losses)	4,921,484	4,710,888	—	(1)
Net change in unrealized appreciation/(depreciation)	(4,468,638)	4,249,832	1	—

Increase (decrease) in net assets from operations	(28,794)	8,500,916	(82,675)	(572,268)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	618,923	231,478	3,654,292	3,437,474
Transfers between Sub-Accounts (including the Fixed Account), net	(1,544,843)	(1,838,781)	6,937,355	7,915,060
Withdrawals, surrenders, annuitizations and contract charges	(5,446,561)	(4,546,441)	(17,416,173)	(15,354,664)

Net accumulation activity	(6,372,481)	(6,153,744)	(6,824,526)	(4,002,130)

Annuitization Activity:
Annuitizations	18,245	(747)	(138,342)	—
Annuity payments and contract charges	(16,743)	(14,283)	(51,963)	(100,521)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(532)	4,641	(10,445)	(150,453)

Net annuitization activity	970	(10,389)	(200,750)	(250,974)

Net increase (decrease) from contract owner transactions	(6,371,511)	(6,164,133)	(7,025,276)	(4,253,104)

Total increase (decrease) in net assets	(6,400,305)	2,336,783	(7,107,951)	(4,825,372)

Net assets at beginning of year	37,335,745	34,998,962	49,280,656	54,106,028

Net assets at end of year	$30,935,440	$37,335,745	$42,172,705	$49,280,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD9 Sub-Account		ME2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(546,982)	$(2,080,344)	$1,543	$96,613
Net realized gains (losses)	(2)	(2)	888,401	282,515
Net change in unrealized appreciation/(depreciation)	1	—	(4,195,304)	4,948,045

Increase (decrease) in net assets from operations	(546,983)	(2,080,346)	(3,305,360)	5,327,173

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,473,627	2,165,619	414,900	171,701
Transfers between Sub-Accounts (including the Fixed Account), net	34,874,529	36,779,597	(93,566)	(897,815)
Withdrawals, surrenders, annuitizations and contract charges	(52,556,996)	(71,342,196)	(2,381,207)	(2,548,712)

Net accumulation activity	(15,208,840)	(32,396,980)	(2,059,873)	(3,274,826)

Annuitization Activity:
Annuitizations	6,916	97,275	—	6,641
Annuity payments and contract charges	(27,000)	(30,485)	(4,171)	(4,486)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	179	4,216	(8,784)	15,492

Net annuitization activity	(19,905)	71,006	(12,955)	17,647

Net increase (decrease) from contract owner transactions	(15,228,745)	(32,325,974)	(2,072,828)	(3,257,179)

Total increase (decrease) in net assets	(15,775,728)	(34,406,320)	(5,378,188)	2,069,994

Net assets at beginning of year	136,576,068	170,982,388	23,371,436	21,301,442

Net assets at end of year	$120,800,340	$136,576,068	$17,993,248	$23,371,436

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	ME3 Sub-Account		MA5 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(244,468)	$(66,597)	$641,767	$875,329
Net realized gains (losses)	3,293,176	3,411,525	(253,269)	(1,174)
Net change in unrealized appreciation/(depreciation)	(9,986,514)	8,263,327	(1,298,972)	418,816

Increase (decrease) in net assets from operations	(6,937,806)	11,608,255	(910,474)	1,292,971

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	714,536	548,521	413,038	283,215
Transfers between Sub-Accounts (including the Fixed Account), net	2,577,530	(4,718,786)	979,144	1,190,762
Withdrawals, surrenders, annuitizations and contract charges	(7,988,802)	(9,058,363)	(3,349,239)	(3,801,574)

Net accumulation activity	(4,696,736)	(13,228,628)	(1,957,057)	(2,327,597)

Annuitization Activity:
Annuitizations	17,857	—	46,742	1,978
Annuity payments and contract charges	(3,170)	(2,662)	(55,330)	(57,059)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(17,146)	(582)	(7,313)	13,905

Net annuitization activity	(2,459)	(3,244)	(15,901)	(41,176)

Net increase (decrease) from contract owner transactions	(4,699,195)	(13,231,872)	(1,972,958)	(2,368,773)

Total increase (decrease) in net assets	(11,637,001)	(1,623,617)	(2,883,432)	(1,075,802)

Net assets at beginning of year	48,795,329	50,418,946	27,284,742	28,360,544

Net assets at end of year	$37,158,328	$48,795,329	$24,401,310	$27,284,742

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA7 Sub-Account		ME4 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$91,786	$170,728	$(288,837)	$(252,813)
Net realized gains (losses)	(33,190)	(16,162)	3,534,311	2,477,543
Net change in unrealized appreciation/(depreciation)	(236,898)	107,797	(2,904,627)	3,152,642

Increase (decrease) in net assets from operations	(178,302)	262,363	340,847	5,377,372

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	129,311	77,230	462,245	162,102
Transfers between Sub-Accounts (including the Fixed Account), net	(162,323)	(782,189)	(381,645)	(540,205)
Withdrawals, surrenders, annuitizations and contract charges	(628,764)	(1,006,008)	(2,544,186)	(1,650,110)

Net accumulation activity	(661,776)	(1,710,967)	(2,463,586)	(2,028,213)

Annuitization Activity:
Annuitizations	41,770	—	15,644	12,445
Annuity payments and contract charges	(6,234)	(631)	(22,484)	(12,622)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(210)	45	(466)	7,959

Net annuitization activity	35,326	(586)	(7,306)	7,782

Net increase (decrease) from contract owner transactions	(626,450)	(1,711,553)	(2,470,892)	(2,020,431)

Total increase (decrease) in net assets	(804,752)	(1,449,190)	(2,130,045)	3,356,941

Net assets at beginning of year	5,014,013	6,463,203	18,552,134	15,195,193

Net assets at end of year	$4,209,261	$5,014,013	$16,422,089	$18,552,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA2 Sub-Account		MF3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(32,519)	$(28,396)	$(687,155)	$(742,965)
Net realized gains (losses)	520,071	139,361	4,794,415	4,649,046
Net change in unrealized appreciation/(depreciation)	(429,480)	418,115	(6,526,352)	4,426,843

Increase (decrease) in net assets from operations	58,072	529,080	(2,419,092)	8,332,924

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,590	1,633	790,778	732,131
Transfers between Sub-Accounts (including the Fixed Account), net	(164,955)	10,939	(3,768,957)	281,197
Withdrawals, surrenders, annuitizations and contract charges	(463,477)	(104,535)	(10,878,234)	(12,354,369)

Net accumulation activity	(580,842)	(91,963)	(13,856,413)	(11,341,041)

Annuitization Activity:
Annuitizations	—	—	150,886	28,072
Annuity payments and contract charges	—	—	(24,149)	(8,380)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,434	2,623

Net annuitization activity	—	—	128,171	22,315

Net increase (decrease) from contract owner transactions	(580,842)	(91,963)	(13,728,242)	(11,318,726)

Total increase (decrease) in net assets	(522,770)	437,117	(16,147,334)	(2,985,802)

Net assets at beginning of year	1,893,319	1,456,202	66,706,871	69,692,673

Net assets at end of year	$1,370,549	$1,893,319	$50,559,537	$66,706,871

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF5 Sub-Account		MF6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,242,727	$1,316,614	$45,572	$52,119
Net realized gains (losses)	16,949,532	14,191,998	124,693	250,125
Net change in unrealized appreciation/(depreciation)	(38,053,127)	34,852,255	(249,752)	(64,600)

Increase (decrease) in net assets from operations	(19,860,868)	50,360,867	(79,487)	237,644

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,988,398	2,181,191	24,404	20,199
Transfers between Sub-Accounts (including the Fixed Account), net	(943,151)	(8,851,951)	(209,176)	(66,081)
Withdrawals, surrenders, annuitizations and contract charges	(86,630,923)	(101,029,190)	(214,603)	(337,405)

Net accumulation activity	(84,585,676)	(107,699,950)	(399,375)	(383,287)

Annuitization Activity:
Annuitizations	—	356,909	20,820	—
Annuity payments and contract charges	(47,997)	(50,217)	(22,346)	(2,179)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	916	1,552	(405)	15,698

Net annuitization activity	(47,081)	308,244	(1,931)	13,519

Net increase (decrease) from contract owner transactions	(84,632,757)	(107,391,706)	(401,306)	(369,768)

Total increase (decrease) in net assets	(104,493,625)	(57,030,839)	(480,793)	(132,124)

Net assets at beginning of year	518,959,227	575,990,066	2,125,475	2,257,599

Net assets at end of year	$414,465,602	$518,959,227	$1,644,682	$2,125,475

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF7 Sub-Account		MF9 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$845,467	$1,103,582	$(445,376)	$(244,450)
Net realized gains (losses)	4,926,484	8,420,471	30,502,722	22,611,806
Net change in unrealized appreciation/(depreciation)	(8,367,087)	(2,334,907)	(52,263,773)	41,196,617

Increase (decrease) in net assets from operations	(2,595,136)	7,189,146	(22,206,427)	63,563,973

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	976,962	599,848	1,838,912	1,106,943
Transfers between Sub-Accounts (including the Fixed Account), net	(3,882,639)	(977,218)	(133,135)	1,579,938
Withdrawals, surrenders, annuitizations and contract charges	(11,142,616)	(11,961,945)	(60,125,613)	(69,652,570)

Net accumulation activity	(14,048,293)	(12,339,315)	(58,419,836)	(66,965,689)

Annuitization Activity:
Annuitizations	66,403	20,760	1,614	—
Annuity payments and contract charges	(11,244)	(7,054)	(83)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(11,654)	(136)	138	—

Net annuitization activity	43,505	13,570	1,669	—

Net increase (decrease) from contract owner transactions	(14,004,788)	(12,325,745)	(58,418,167)	(66,965,689)

Total increase (decrease) in net assets	(16,599,924)	(5,136,599)	(80,624,594)	(3,401,716)

Net assets at beginning of year	64,836,183	69,972,782	387,084,303	390,486,019

Net assets at end of year	$48,236,259	$64,836,183	$306,459,709	$387,084,303

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG1 Sub-Account		MF2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(294,055)	$(2,504,170)	$594,615	$(358,230)
Net realized gains (losses)	(2,844,445)	(2,993,246)	(781,904)	(274,591)
Net change in unrealized appreciation/(depreciation)	(5,945,327)	15,012,512	(1,035,946)	731,375

Increase (decrease) in net assets from operations	(9,083,827)	9,515,096	(1,223,235)	98,554

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,324,312	294,412	3,810,791	3,708,170
Transfers between Sub-Accounts (including the Fixed Account), net	277,391	7,396,104	(9,800,389)	21,651,149
Withdrawals, surrenders, annuitizations and contract charges	(24,199,221)	(20,148,418)	(40,310,509)	(50,596,340)

Net accumulation activity	(22,597,518)	(12,457,902)	(46,300,107)	(25,237,021)

Annuitization Activity:
Annuitizations	4,791	—	112,619	169,715
Annuity payments and contract charges	(7,408)	(7,951)	(48,024)	(47,989)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,109	429	5,195	(8,655)

Net annuitization activity	(1,508)	(7,522)	69,790	113,071

Net increase (decrease) from contract owner transactions	(22,599,026)	(12,465,424)	(46,230,317)	(25,123,950)

Total increase (decrease) in net assets	(31,682,853)	(2,950,328)	(47,453,552)	(25,025,396)

Net assets at beginning of year	154,195,257	157,145,585	250,847,512	275,872,908

Net assets at end of year	$122,512,404	$154,195,257	$203,393,960	$250,847,512

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG2 Sub-Account		MG3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$90,855	$(420,221)	$(249,421)	$(164,935)
Net realized gains (losses)	(492,960)	(164,415)	1,474,002	643,068
Net change in unrealized appreciation/(depreciation)	(479,827)	352,772	(4,612,691)	3,005,887

Increase (decrease) in net assets from operations	(881,932)	(231,864)	(3,388,110)	3,484,020

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	878,858	604,017	525,266	362,286
Transfers between Sub-Accounts (including the Fixed Account), net	(1,820,563)	10,028,017	298,936	609,277
Withdrawals, surrenders, annuitizations and contract charges	(20,943,488)	(19,900,851)	(4,646,012)	(6,034,092)

Net accumulation activity	(21,885,193)	(9,268,817)	(3,821,810)	(5,062,529)

Annuitization Activity:
Annuitizations	—	—	43,835	—
Annuity payments and contract charges	(1,770)	(1,980)	(4,909)	(1,697)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	872	5,468	(11,758)	872

Net annuitization activity	(898)	3,488	27,168	(825)

Net increase (decrease) from contract owner transactions	(21,886,091)	(9,265,329)	(3,794,642)	(5,063,354)

Total increase (decrease) in net assets	(22,768,023)	(9,497,193)	(7,182,752)	(1,579,334)

Net assets at beginning of year	132,553,973	142,051,166	30,353,538	31,932,872

Net assets at end of year	$109,785,950	$132,553,973	$23,170,786	$30,353,538

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG4 Sub-Account		MG6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(246,530)	$(175,339)	$2,835,220	$2,519,109
Net realized gains (losses)	1,221,931	130,545	97,587,976	88,132,563
Net change in unrealized appreciation/(depreciation)	(3,934,613)	3,285,492	(174,910,427)	108,545,306

Increase (decrease) in net assets from operations	(2,959,212)	3,240,698	(74,487,231)	199,196,978

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	253,805	95,016	14,418,888	4,654,240
Transfers between Sub-Accounts (including the Fixed Account), net	(211,073)	831,337	714,091	(21,150,057)
Withdrawals, surrenders, annuitizations and contract charges	(5,449,557)	(4,505,850)	(239,069,385)	(218,405,785)

Net accumulation activity	(5,406,825)	(3,579,497)	(223,936,406)	(234,901,602)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(144,951)	(94,395)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	123,493	117,290

Net annuitization activity	—	—	(21,458)	22,895

Net increase (decrease) from contract owner transactions	(5,406,825)	(3,579,497)	(223,957,864)	(234,878,707)

Total increase (decrease) in net assets	(8,366,037)	(338,799)	(298,445,095)	(35,681,729)

Net assets at beginning of year	29,079,628	29,418,427	1,554,414,108	1,590,095,837

Net assets at end of year	$20,713,591	$29,079,628	$1,255,969,013	$1,554,414,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG7 Sub-Account		V44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(125,917)	$(84,791)	$(169,475)	$(122,606)
Net realized gains (losses)	1,480,850	1,152,841	2,699,341	630,876
Net change in unrealized appreciation/(depreciation)	(2,281,768)	135,277	(1,986,910)	1,811,472

Increase (decrease) in net assets from operations	(926,835)	1,203,327	542,956	2,319,742

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	97,720	17,470	267,843	1,864
Transfers between Sub-Accounts (including the Fixed Account), net	(63,135)	2,462,254	2,517,213	2,154,749
Withdrawals, surrenders, annuitizations and contract charges	(1,602,767)	(1,429,491)	(2,492,168)	(1,206,781)

Net accumulation activity	(1,568,182)	1,050,233	292,888	949,832

Annuitization Activity:
Annuitizations	—	—	1,548	—
Annuity payments and contract charges	—	—	(80)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	130	—

Net annuitization activity	—	—	1,598	—

Net increase (decrease) from contract owner transactions	(1,568,182)	1,050,233	294,486	949,832

Total increase (decrease) in net assets	(2,495,017)	2,253,560	837,442	3,269,574

Net assets at beginning of year	9,790,084	7,536,524	8,875,409	5,605,835

Net assets at end of year	$7,295,067	$9,790,084	$9,712,851	$8,875,409

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V43 Sub-Account		O19 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(114,330)	$(108,740)	$(258,238)	$(283,523)
Net realized gains (losses)	1,911,195	(699,667)	1,004,567	1,811,180
Net change in unrealized appreciation/(depreciation)	(1,092,481)	2,872,441	(1,648,774)	2,134,411

Increase (decrease) in net assets from operations	704,384	2,064,034	(902,445)	3,662,068

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	198,185	23,203	235,610	141,457
Transfers between Sub-Accounts (including the Fixed Account), net	338,264	(501,105)	329,120	(1,500,079)
Withdrawals, surrenders, annuitizations and contract charges	(1,602,340)	(1,219,696)	(2,931,831)	(3,126,231)

Net accumulation activity	(1,065,891)	(1,697,598)	(2,367,101)	(4,484,853)

Annuitization Activity:
Annuitizations	—	—	6,813	—
Annuity payments and contract charges	—	—	(2,940)	(3,999)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(6)	1,340

Net annuitization activity	—	—	3,867	(2,659)

Net increase (decrease) from contract owner transactions	(1,065,891)	(1,697,598)	(2,363,234)	(4,487,512)

Total increase (decrease) in net assets	(361,507)	366,436	(3,265,679)	(825,444)

Net assets at beginning of year	6,836,255	6,469,819	15,940,507	16,765,951

Net assets at end of year	$6,474,748	$6,836,255	$12,674,828	$15,940,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O23 Sub-Account		O20 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$11,691	$7,186	$(171,036)	$(189,044)
Net realized gains (losses)	605,046	426,153	2,260,258	1,354,214
Net change in unrealized appreciation/(depreciation)	(1,416,845)	336,860	(4,600,790)	4,612,518

Increase (decrease) in net assets from operations	(800,108)	770,199	(2,511,568)	5,777,688

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23,308	25,102	303,997	213,530
Transfers between Sub-Accounts (including the Fixed Account), net	63,821	1,620,559	1,423,490	(445,701)
Withdrawals, surrenders, annuitizations and contract charges	(987,227)	(1,402,462)	(4,321,877)	(3,932,500)

Net accumulation activity	(900,098)	243,199	(2,594,390)	(4,164,671)

Annuitization Activity:
Annuitizations	—	—	1,487	—
Annuity payments and contract charges	—	—	(77)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	125	—

Net annuitization activity	—	—	1,535	—

Net increase (decrease) from contract owner transactions	(900,098)	243,199	(2,592,855)	(4,164,671)

Total increase (decrease) in net assets	(1,700,206)	1,013,398	(5,104,423)	1,613,017

Net assets at beginning of year	12,031,669	11,018,271	20,253,728	18,640,711

Net assets at end of year	$10,331,463	$12,031,669	$15,149,305	$20,253,728

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O21 Sub-Account		O04 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(1,447,783)	$(1,378,242)	$(97,877)	$(74,311)
Net realized gains (losses)	32,978,412	33,671,527	898,069	767,254
Net change in unrealized appreciation/(depreciation)	(46,742,368)	(4,689,086)	(1,361,863)	53,493

Increase (decrease) in net assets from operations	(15,211,739)	27,604,199	(561,671)	746,436

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,154,271	2,442,343	252,734	80,396
Transfers between Sub-Accounts (including the Fixed Account), net	(2,412,025)	(8,619,362)	(173,868)	(595,493)
Withdrawals, surrenders, annuitizations and contract charges	(29,668,893)	(36,767,654)	(1,299,780)	(978,911)

Net accumulation activity	(28,926,647)	(42,944,673)	(1,220,914)	(1,494,008)

Annuitization Activity:
Annuitizations	49,875	100,980	—	—
Annuity payments and contract charges	(30,654)	(40,733)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(55,277)	(12,138)	—	—

Net annuitization activity	(36,056)	48,109	—	—

Net increase (decrease) from contract owner transactions	(28,962,703)	(42,896,564)	(1,220,914)	(1,494,008)

Total increase (decrease) in net assets	(44,174,442)	(15,292,365)	(1,782,585)	(747,572)

Net assets at beginning of year	189,799,968	205,092,333	6,344,911	7,092,483

Net assets at end of year	$145,625,526	$189,799,968	$4,562,326	$6,344,911

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PH2 Sub-Account		P08 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(534)	$8,174	$258,016	$634,694
Net realized gains (losses)	53,650	(10,416)	(140,462)	(258,879)
Net change in unrealized appreciation/(depreciation)	(105,149)	88,394	(1,418,065)	1,954,562

Increase (decrease) in net assets from operations	(52,033)	86,152	(1,300,511)	2,330,377

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	103,255	9,391
Transfers between Sub-Accounts (including the Fixed Account), net	(32,214)	198,542	(657,106)	2,897,521
Withdrawals, surrenders, annuitizations and contract charges	(100,508)	(46,238)	(2,760,347)	(3,422,631)

Net accumulation activity	(132,722)	152,304	(3,314,198)	(515,719)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(132,722)	152,304	(3,314,198)	(515,719)

Total increase (decrease) in net assets	(184,755)	238,456	(4,614,709)	1,814,658

Net assets at beginning of year	552,210	313,754	21,100,589	19,285,931

Net assets at end of year	$367,455	$552,210	$16,485,880	$21,100,589

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PC0 Sub-Account		P70 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$248,205	$580,273	$1,397	$32,269
Net realized gains (losses)	(205,493)	(155,222)	(29,631)	(75,331)
Net change in unrealized appreciation/(depreciation)	(1,304,321)	1,657,812	(22,724)	42,959

Increase (decrease) in net assets from operations	(1,261,609)	2,082,863	(50,958)	(103)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	70,367	47,052	—	13,238
Transfers between Sub-Accounts (including the Fixed Account), net	(374,351)	2,234,345	125	726
Withdrawals, surrenders, annuitizations and contract charges	(2,741,140)	(1,455,084)	(19,294)	(37,233)

Net accumulation activity	(3,045,124)	826,313	(19,169)	(23,269)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,045,124)	826,313	(19,169)	(23,269)

Total increase (decrease) in net assets	(4,306,733)	2,909,176	(70,127)	(23,372)

Net assets at beginning of year	20,084,264	17,175,088	350,533	373,905

Net assets at end of year	$15,777,531	$20,084,264	$280,406	$350,533

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$119,523	$3,007,508	$230,141	$380,365
Net realized gains (losses)	(4,215,017)	(5,263,966)	(495,524)	(334,070)
Net change in unrealized appreciation/(depreciation)	(124,679)	2,439,707	(369,777)	835,257

Increase (decrease) in net assets from operations	(4,220,173)	183,249	(635,160)	881,552

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	339,488	223,079	113,360	83,173
Transfers between Sub-Accounts (including the Fixed Account), net	(306,040)	2,972,093	(100,961)	(169,215)
Withdrawals, surrenders, annuitizations and contract charges	(4,946,357)	(5,031,798)	(2,177,283)	(1,912,229)

Net accumulation activity	(4,912,909)	(1,836,626)	(2,164,884)	(1,998,271)

Annuitization Activity:
Annuitizations	93,477	—	—	—
Annuity payments and contract charges	(10,785)	(130)	(2,653)	(1,428)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	109	174	1,682	1,423

Net annuitization activity	82,801	44	(971)	(5)

Net increase (decrease) from contract owner transactions	(4,830,108)	(1,836,582)	(2,165,855)	(1,998,276)

Total increase (decrease) in net assets	(9,050,281)	(1,653,333)	(2,801,015)	(1,116,724)

Net assets at beginning of year	31,374,446	33,027,779	10,501,720	11,618,444

Net assets at end of year	$22,324,165	$31,374,446	$7,700,705	$10,501,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P20 Sub-Account		PD6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$11,677	$14,902	$(44,260)	$2,534,298
Net realized gains (losses)	(10,855)	(2,435)	31,903,014	(2,456,912)
Net change in unrealized appreciation/(depreciation)	(33,408)	20,036	(61,692,049)	56,810,365

Increase (decrease) in net assets from operations	(32,586)	32,503	(29,833,295)	56,887,751

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,702	1,031	2,279,834	1,242,285
Transfers between Sub-Accounts (including the Fixed Account), net	(2,752)	157,850	(3,134,058)	(16,237,735)
Withdrawals, surrenders, annuitizations and contract charges	(77,582)	(36,387)	(67,876,727)	(61,009,557)

Net accumulation activity	(69,632)	122,494	(68,730,951)	(76,005,007)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(10,487)	(11,212)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(4,969)	4,942

Net annuitization activity	—	—	(15,456)	(6,270)

Net increase (decrease) from contract owner transactions	(69,632)	122,494	(68,746,407)	(76,011,277)

Total increase (decrease) in net assets	(102,218)	154,997	(98,579,702)	(19,123,526)

Net assets at beginning of year	525,044	370,047	479,172,954	498,296,480

Net assets at end of year	$422,826	$525,044	$380,593,252	$479,172,954

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P06 Sub-Account		P07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$309,757	$299,923	$1,296,639	$576,682
Net realized gains (losses)	(2,033,268)	(1,302,302)	(1,319,823)	(1,105,974)
Net change in unrealized appreciation/(depreciation)	185,992	1,856,393	(3,937,414)	6,321,993

Increase (decrease) in net assets from operations	(1,537,519)	854,014	(3,960,598)	5,792,701

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	467,193	451,718	2,700,980	1,995,967
Transfers between Sub-Accounts (including the Fixed Account), net	(939,489)	2,652,202	(4,717,636)	7,648,683
Withdrawals, surrenders, annuitizations and contract charges	(7,261,832)	(7,457,742)	(28,536,400)	(30,787,701)

Net accumulation activity	(7,734,128)	(4,353,822)	(30,553,056)	(21,143,051)

Annuitization Activity:
Annuitizations	84,107	—	148,343	67,294
Annuity payments and contract charges	(73,847)	(6,373)	(98,188)	(26,011)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,291)	112	(9,951)	23,767

Net annuitization activity	8,969	(6,261)	40,204	65,050

Net increase (decrease) from contract owner transactions	(7,725,159)	(4,360,083)	(30,512,852)	(21,078,001)

Total increase (decrease) in net assets	(9,262,678)	(3,506,069)	(34,473,450)	(15,285,300)

Net assets at beginning of year	42,776,207	46,282,276	173,975,506	189,260,806

Net assets at end of year	$33,513,529	$42,776,207	$139,502,056	$173,975,506

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PI3 Sub-Account		P72 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(220,925)	$(349,739)	$(130,263)	$14,804
Net realized gains (losses)	574,464	17,623	1,276,193	1,098,491
Net change in unrealized appreciation/(depreciation)	(2,039,809)	1,452,009	(2,419,747)	1,183,356

Increase (decrease) in net assets from operations	(1,686,270)	1,119,893	(1,273,817)	2,296,651

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	35,327	80,239	205,600	(22,187)
Transfers between Sub-Accounts (including the Fixed Account), net	(329,434)	1,413,275	1,200,905	1,312,542
Withdrawals, surrenders, annuitizations and contract charges	(3,497,291)	(2,919,507)	(2,668,458)	(3,199,305)

Net accumulation activity	(3,791,398)	(1,425,993)	(1,261,953)	(1,908,950)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,791,398)	(1,425,993)	(1,261,953)	(1,908,950)

Total increase (decrease) in net assets	(5,477,668)	(306,100)	(2,535,770)	387,701

Net assets at beginning of year	20,655,019	20,961,119	14,599,911	14,212,210

Net assets at end of year	$15,177,351	$20,655,019	$12,064,141	$14,599,911

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	W41 Sub-Account		W42 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(4,097)	$(4,818)	$(924)	$(873)
Net realized gains (losses)	10,307	15,704	523	7,539
Net change in unrealized appreciation/(depreciation)	(38,996)	59,629	432	1,455

Increase (decrease) in net assets from operations	(32,786)	70,515	31	8,121

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	2,303	7,585	313
Transfers between Sub-Accounts (including the Fixed Account), net	(4,884)	(20,146)	(1,043)	(1,314)
Withdrawals, surrenders, annuitizations and contract charges	(29,338)	(59,587)	(28,099)	(399)

Net accumulation activity	(34,222)	(77,430)	(21,557)	(1,400)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(34,222)	(77,430)	(21,557)	(1,400)

Total increase (decrease) in net assets	(67,008)	(6,915)	(21,526)	6,721

Net assets at beginning of year	303,816	310,731	52,910	46,189

Net assets at end of year	$236,808	$303,816	$31,384	$52,910

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2018

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
P13	Putnam VT Absolute Return 500 Fund Class IB	April 30, 2018
C89	Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1	May 1, 2018
C90	Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2	May 1, 2018
C58	Columbia Variable Portfolio - Select International Equity Fund Class 2	May 1, 2018
H24	Rational Dividend Capture VA Fund	November 1, 2018

There were no liquidated or merged Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
M44, M40, M05, M44	August 11, 2014

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2018. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2018 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2018, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2018. There were no transfers between levels during the year ended December 31, 2018.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2018, the deduction is at an effective annual rate as follows:

	Level	Level	Level	Level	Level	Level	Level	Level	Level
	1	2	3	4	5	6	7	8	9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “Annuity payments and contract charges” in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
AL1	$5,536,146	$10,748,393
AO5	5,243,431	17,811,270
AM2	1,069,356	1,178,294
A98	6,291,812	7,062,593
A74	3,949,820	3,278,922
B18	35,365,024	86,594,698
C71	13,057	22,785
C59	992	12,734
C60	4,609,721	18,245,266
C89	123,338	69,547
C90	1,815,040	5,781,263
C58	957,408	1,178,128
FD7	21,551,084	27,015,280
F24	28,017,385	45,787,280
F88	222,318	487,023
FB9	1,403,068	2,732,848
F15	1,844,672	4,550,019
F41	18,952,506	24,398,779
FE3	35,271,938	52,825,787
T21	4,182,537	5,692,670
T20	11,939,902	17,840,199
FE6	2,555,032	7,189,038
T59	945,901	1,539,719
F56	3,179,814	3,754,579
F59	7,101,051	20,656,614
FF0	167,546	487,459
F54	13,778,620	30,425,408
FG8	31,175	24,516
F53	7,259,244	8,670,579
FJ9	178,250	486,311
T28	1,298,180	4,221,642
FJ0	21,452	63,318
H24	98,768	431,567
H32	199,007	568,191
V35	1,807,456	2,884,938

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$7,432,491	$9,389,099
V11	15,378,539	24,604,621
AC1	576,184	654,633
J88	5,600,585	12,898,259
J94	5,690,388	3,892,453
L11	8,164,235	10,174,303
L18	6,441,480	7,071,523
L17	8,093,392	8,701,875
M07	27,973,610	55,466,626
M35	29,230,266	70,081,522
M31	14,520,910	21,884,611
M80	5,742,960	7,521,818
MF1	5,017,096	4,650,866
M41	7,698,132	9,461,756
M05	9,119,364	10,407,439
M42	10,064,275	14,219,272
M89	33,976,957	123,243,819
M82	20,217,519	34,195,580
M44	3,387,873	17,962,746
M40	4,397,441	17,588,958
M83	30,877,082	47,189,972
M08	17,804,686	30,943,834
MB6	31,895,906	46,043,232
MB7	9,776,146	15,494,298
MC0	3,936,900	8,418,661
MA0	17,722,158	41,686,613
MC2	14,536,485	17,637,367
MC1	12,182,393	11,454,406
MC3	1,066,787	3,815,211
MA1	3,520,195	5,766,308
MC4	402,037	1,720,010
MC5	151,801	341,433
MC6	4,481,988	9,477,271
MC7	270,546	835,821
MC8	7,326,097	14,520,413
MC9	840,805	1,695,544
MD0	3,694,163	7,006,477
M92	39,182,939	119,408,539
M96	7,917,052	16,603,571
MD2	15,117,576	46,970,277
MA6	6,798,763	11,007,271
MA3	4,500,566	11,224,158
M97	6,097,957	6,858,377
MD5	4,429,804	5,075,755
M98	2,460,810	7,136,352
M93	7,867,067	19,477,214
MD6	25,302,943	52,388,901
MB3	3,421,960	8,195,605
MD8	16,956,508	24,060,469

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$51,992,629	$67,768,735
ME2	1,552,147	3,085,370
ME3	5,882,334	9,746,046
MA5	3,012,614	4,341,576
MA7	435,265	969,717
ME4	2,511,248	4,202,490
MA2	484,145	984,140
MF3	13,015,645	20,071,939
MF5	38,129,668	102,084,837
MF6	230,366	555,580
MF7	6,540,712	18,935,585
MF9	41,563,435	77,561,934
MG1	13,937,125	36,829,912
MF2	12,444,897	58,085,423
MG2	10,198,222	31,993,744
MG3	4,045,776	6,350,127
MG4	4,305,220	8,395,238
MG6	123,416,475	277,470,425
MG7	2,965,021	3,301,059
V44	6,242,156	4,218,046
V43	4,191,536	3,961,494
O19	2,992,341	4,509,455
O23	1,016,625	1,631,800
O20	4,738,980	6,172,832
O21	23,659,571	38,601,345
O04	1,313,072	1,910,929
PH2	111,788	183,387
P08	2,284,165	5,340,306
PC0	1,444,182	4,241,101
P70	34,556	52,328
P10	2,738,386	7,448,758
PK8	1,176,903	3,113,042
P20	48,266	106,221
PD6	46,452,705	83,649,443
P06	2,953,063	10,368,411
P07	14,411,410	41,819,685
PI3	1,983,855	5,254,097
P72	3,708,864	4,474,335
W41	62,017	70,820
W42	21,432	30,759

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	134,287	701,601	(567,314)
AO5	407,618	1,441,950	(1,034,332)
AM2	128,144	129,296	(1,152)
A98	871,819	884,210	(12,391)
A74	149,898	147,574	2,324
B18	1,231,342	5,269,642	(4,038,300)
C71	416	968	(552)
C59	114	891	(777)
C60	454,897	1,327,459	(872,562)
C89	8,527	4,624	3,903
C90	156,981	412,517	(255,536)
C58	76,713	97,028	(20,315)
FD7	982,399	1,562,785	(580,386)
F24	895,837	2,376,468	(1,480,631)
F88	7,867	28,681	(20,814)
FB9	43,351	153,012	(109,661)
F15	63,035	260,091	(197,056)
F41	626,702	1,178,590	(551,888)
FE3	1,472,322	3,556,874	(2,084,552)
T21	299,988	374,858	(74,870)
T20	563,052	868,538	(305,486)
FE6	72,570	460,642	(388,072)
T59	94,388	142,878	(48,490)
F56	71,322	154,939	(83,617)
F59	346,073	1,412,978	(1,066,905)
FF0	5,565	31,892	(26,327)
F54	329,682	1,238,796	(909,114)
FG8	1,135	1,419	(284)
F53	91,852	226,966	(135,114)
FJ9	2,748	22,566	(19,818)
T28	79,559	299,161	(219,602)
FJ0	1,357	5,240	(3,883)
H24	4,487	29,419	(24,932)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	8,613	30,835	(22,222)
V35	58,249	147,202	(88,953)
V13	300,263	535,750	(235,487)
V11	670,395	1,410,942	(740,547)
AC1	36,589	43,536	(6,947)
J88	528,835	1,278,284	(749,449)
J94	191,191	180,266	10,925
L11	796,474	953,662	(157,188)
L18	73,517	259,662	(186,145)
L17	116,136	341,307	(225,171)
M07	1,017,977	4,394,642	(3,376,665)
M35	938,732	5,323,146	(4,384,414)
M31	273,952	747,122	(473,170)
M80	114,199	210,953	(96,754)
MF1	167,684	410,754	(243,070)
M41	156,462	352,700	(196,238)
M05	252,884	748,984	(496,100)
M42	317,335	795,571	(478,236)
M89	2,731,278	11,728,186	(8,996,908)
M82	369,532	1,772,430	(1,402,898)
M44	412,623	1,784,249	(1,371,626)
M40	414,598	1,640,484	(1,225,886)
M83	983,703	2,942,816	(1,959,113)
M08	721,408	1,911,360	(1,189,952)
MB6	386,031	1,483,882	(1,097,851)
MB7	153,914	522,021	(368,107)
MC0	129,282	391,368	(262,086)
MA0	952,795	2,486,450	(1,533,655)
MC2	164,101	607,307	(443,206)
MC1	408,647	542,129	(133,482)
MC3	47,432	127,574	(80,142)
MA1	246,139	357,663	(111,524)
MC4	27,201	96,068	(68,867)
MC5	10,836	23,469	(12,633)
MC6	61,221	271,361	(210,140)
MC7	9,837	29,634	(19,797)
MC8	132,346	581,321	(448,975)
MC9	24,493	73,970	(49,477)
MD0	71,539	239,434	(167,895)
M92	1,462,806	9,163,496	(7,700,690)
M96	407,761	924,658	(516,897)
MD2	1,069,015	3,758,310	(2,689,295)
MA6	224,162	462,718	(238,556)
MA3	143,235	541,740	(398,505)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	133,066	281,803	(148,737)
MD5	202,504	318,935	(116,431)
M98	60,374	184,248	(123,874)
M93	440,732	1,111,294	(670,562)
MD6	2,075,854	3,958,183	(1,882,329)
MB3	59,492	304,184	(244,692)
MD8	1,757,546	2,374,027	(616,481)
MD9	6,585,723	8,239,542	(1,653,819)
ME2	47,370	146,234	(98,864)
ME3	250,936	442,784	(191,848)
MA5	124,684	223,983	(99,299)
MA7	16,025	51,680	(35,655)
ME4	115,844	280,690	(164,846)
MA2	11,323	30,964	(19,641)
MF3	339,420	976,609	(637,189)
MF5	892,881	6,128,409	(5,235,528)
MF6	5,085	19,378	(14,293)
MF7	310,004	1,049,062	(739,058)
MF9	796,483	3,343,563	(2,547,080)
MG1	1,225,399	3,112,952	(1,887,553)
MF2	1,232,615	5,867,500	(4,634,885)
MG2	1,208,275	3,433,369	(2,225,094)
MG3	124,496	297,934	(173,438)
MG4	151,319	399,938	(248,619)
MG6	2,597,158	13,982,208	(11,385,050)
MG7	66,290	120,707	(54,417)
V44	187,047	172,320	14,727
V43	140,270	186,545	(46,275)
O19	78,257	161,542	(83,285)
O23	66,883	152,836	(85,953)
O20	137,929	227,565	(89,636)
O21	361,949	1,397,427	(1,035,478)
O04	18,757	48,665	(29,908)
PH2	3,094	12,204	(9,110)
P08	124,585	345,680	(221,095)
PC0	88,861	346,030	(257,169)
P70	5,848	9,368	(3,520)
P10	527,137	1,360,136	(832,999)
PK8	47,732	121,934	(74,202)
P20	2,445	8,408	(5,963)
PD6	963,822	6,407,267	(5,443,445)
P06	175,093	676,852	(501,759)
P07	809,097	2,685,153	(1,876,056)
PI3	146,684	501,848	(355,164)
P72	143,060	194,936	(51,876)
W41	1,378	2,474	(1,096)
W42	307	1,173	(866)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	201,244	774,871	(573,627)
AO5	435,609	1,557,568	(1,121,959)
AM2	69,063	257,963	(188,900)
A98	120,231	1,159,158	(1,038,927)
A74	403,403	330,956	72,447
B18	925,883	6,252,130	(5,326,247)
C71	153	988	(835)
C59	565	43,684	(43,119)
C60	329,968	1,729,693	(1,399,725)
C89	4,995	7,776	(2,781)
C90	210,208	749,228	(539,020)
C58	36,233	167,432	(131,199)
FD7	949,574	1,357,963	(408,389)
F24	517,152	2,678,268	(2,161,116)
F88	41,893	72,505	(30,612)
FB9	68,010	246,715	(178,705)
F15	49,422	387,749	(338,327)
F41	362,536	1,445,723	(1,083,187)
FE3	747,113	5,032,458	(4,285,345)
T21	86,084	741,726	(655,642)
T20	306,287	1,285,315	(979,028)
FE6	150,280	371,858	(221,578)
T59	188,740	200,917	(12,177)
F56	33,180	249,241	(216,061)
F59	409,565	1,400,365	(990,800)
FF0	8,889	26,354	(17,465)
F54	508,006	1,484,649	(976,643)
FG8	1,070	1,379	(309)
F53	126,291	272,860	(146,569)
FJ9	2,719	5,339	(2,620)
T28	167,686	403,093	(235,407)
FJ0	3,030	8,475	(5,445)
H24	10,187	24,585	(14,398)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	2,190	34,500	(32,310)
V35	53,996	177,609	(123,613)
V13	311,808	640,616	(328,808)
V11	1,180,659	1,344,532	(163,873)
AC1	39,611	48,832	(9,221)
J88	1,195,432	1,172,559	22,873
J94	173,703	187,982	(14,279)
L11	555,634	1,299,041	(743,407)
L18	55,342	277,743	(222,401)
L17	190,202	326,756	(136,554)
M07	1,669,519	4,830,785	(3,161,266)
M35	1,065,798	6,024,806	(4,959,008)
M31	198,926	835,604	(636,678)
M80	102,499	287,719	(185,220)
MF1	159,399	436,155	(276,756)
M41	89,594	398,451	(308,857)
M05	283,084	858,649	(575,565)
M42	225,404	1,016,096	(790,692)
M89	5,097,748	8,942,668	(3,844,920)
M82	282,071	2,494,556	(2,212,485)
M44	560,480	2,183,355	(1,622,875)
M40	884,509	2,239,479	(1,354,970)
M83	1,220,164	4,350,047	(3,129,883)
M08	520,240	1,949,783	(1,429,543)
MB6	447,213	1,703,087	(1,255,874)
MB7	198,090	826,363	(628,273)
MC0	236,842	435,262	(198,420)
MA0	1,394,887	1,779,829	(384,942)
MC2	212,304	749,986	(537,682)
MC1	365,194	619,706	(254,512)
MC3	66,336	131,301	(64,965)
MA1	175,294	435,796	(260,502)
MC4	50,793	131,107	(80,314)
MC5	17,412	58,764	(41,352)
MC6	119,464	267,618	(148,154)
MC7	12,186	30,045	(17,859)
MC8	117,040	617,585	(500,545)
MC9	15,371	97,530	(82,159)
MD0	97,233	335,806	(238,573)
M92	1,762,851	8,306,295	(6,543,444)
M96	573,051	883,017	(309,966)
MD2	1,662,524	3,532,249	(1,869,725)
MA6	225,867	438,194	(212,327)
MA3	216,437	612,494	(396,057)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	125,888	363,124	(237,236)
MD5	189,172	371,615	(182,443)
M98	97,920	244,045	(146,125)
M93	375,190	2,102,753	(1,727,563)
MD6	615,090	2,698,976	(2,083,886)
MB3	85,635	361,177	(275,542)
MD8	1,820,395	2,172,667	(352,272)
MD9	7,966,460	11,557,986	(3,591,526)
ME2	41,430	215,766	(174,336)
ME3	159,766	764,300	(604,534)
MA5	140,063	258,432	(118,369)
MA7	30,196	126,353	(96,157)
ME4	136,786	300,293	(163,507)
MA2	4,196	7,222	(3,026)
MF3	375,450	988,024	(612,574)
MF5	1,582,642	8,465,443	(6,882,801)
MF6	25,930	39,890	(13,960)
MF7	294,808	975,561	(680,753)
MF9	1,348,736	4,531,827	(3,183,091)
MG1	1,265,493	2,297,200	(1,031,707)
MF2	3,418,575	5,902,607	(2,484,032)
MG2	1,708,527	2,644,406	(935,879)
MG3	154,685	401,966	(247,281)
MG4	165,674	342,510	(176,836)
MG6	2,354,432	15,068,612	(12,714,180)
MG7	169,461	120,684	48,777
V44	169,065	126,833	42,232
V43	70,496	176,362	(105,866)
O19	42,180	223,577	(181,397)
O23	163,610	145,252	18,358
O20	134,227	308,406	(174,179)
O21	370,361	2,008,360	(1,637,999)
O04	53,941	95,525	(41,584)
PH2	16,978	5,123	11,855
P08	360,933	387,511	(26,578)
PC0	294,046	219,869	74,177
P70	13,544	18,223	(4,679)
P10	1,012,730	1,316,720	(303,990)
PK8	38,019	104,807	(66,788)
P20	14,663	4,568	10,095
PD6	820,829	7,106,737	(6,285,908)
P06	305,626	583,678	(278,052)
P07	1,164,647	2,430,350	(1,265,703)
PI3	638,587	765,819	(127,232)
P72	286,211	375,328	(89,117)
W41	968	4,235	(3,267)
W42	16	74	(58)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Expense Ratio
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
AL1
2018	2,724,315	$15.3649	to	$12.9921	$37,903,067	1.65%	0.65%	to	2.25%	(7.02%)	to	(8.51%)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
2014	4,964,287	13.7762	to	12.4279	64,503,559	2.37	0.65	to	2.25	6.41	to	4.70

AO5
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
2014	10,351,045	11.6881	to	10.8888	116,820,056	0.38	0.65	to	2.55	3.53	to	1.55

AM2
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	—	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
2014	904,264	8.8860	to	8.4064	7,870,546	—	1.35	to	2.15	(2.75)	to	(3.54)

A98
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
2014	7,415,069	7.3699	to	6.8755	53,322,213	3.22	1.30	to	2.30	(7.68)	to	(8.61)

A74
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
2014	516,702	18.3166	to	17.3365	9,178,175	0.47	0.65	to	2.30	8.24	to	6.44

B18
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
2014	45,691,749	12.4534	to	14.3024	684,040,864	2.09	0.65	to	2.35	1.27	to	(0.46)

C65[5]
2016	—	9.8054	to	12.3340	—	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
2014	601,467	10.3774	to	13.1953	8,180,085	0.03	1.30	to	2.10	(6.33)	to	(7.09)

C61[6]
2016	—	17.1122	to	16.0816	—	—	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	—	1.55	to	1.65	(3.28)	to	(13.42)
2014	2,622	17.7916			46,643	—	1.65				7.26

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C62[7]
2016	—	$15.5095	to	$11.8811	$—	—	0.65%	to	2.30%	(6.66%)	to	(7.17%)
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)
2014	7,040,262	16.5163	to	12.9366	95,782,832	—	0.65	to	2.30	8.12	to	6.32

C63[8]
2014	—	—	to	—	1	0.04	1.65	to	1.75	7.62	to	7.51

C64[9]
2016	—	17.4651	to	14.6266	—	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)
2014	2,053,710	17.3704	to	14.8046	32,044,120	0.06	0.65	to	2.30	8.46	to	6.66

C71
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
2014	2,088	17.6183	to	17.0999	36,485	0.48	1.55	to	1.85	1.45	to	1.14

C59
2018	3,329	12.4742	to	12.3734	41,354	—	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	—	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	—	1.35	to	2.10	4.70	to	5.25

C60
2018	4,251,960	12.7053	to	12.2179	52,539,863	—	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	—	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	—	0.65	to	2.30	5.04	to	3.86

C89
2018	8,279	13.2139	to	13.0013	107,634	—	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	—	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	—	1.35	to	1.35	4.57	to	4.57

C90
2018	1,225,771	13.3747	to	12.8616	15,948,283	—	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	—	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	—	0.65	to	2.25	4.91	to	3.77

C58
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)

FD7
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
2014	7,801,320	15.2037	to	14.0970	116,145,981	1.32	0.65	to	2.30	9.30	to	7.49

F24
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
2014	14,500,339	17.6466	to	15.0102	228,891,089	0.69	0.65	to	2.35	10.93	to	9.03

F88
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
2014	266,873	14.8405	to	13.8371	3,823,400	1.13	1.35	to	2.10	2.80	to	2.02

FB9
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)
2014	1,475,877	15.1933	to	13.9034	21,668,717	1.29	1.30	to	2.25	3.10	to	2.10

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
F15
2018	1,155,984	$16.5860	to	$14.5061	$18,320,292	1.21%	1.30%	to	2.30%	(7.30%)	to	(8.24%)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
2014	2,247,982	15.1973	to	13.8419	33,093,994	1.32	1.30	to	2.30	3.24	to	2.19

F41
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
2014	8,575,087	15.4818	to	15.8235	142,229,294	0.02	0.65	to	2.25	5.34	to	3.65

FE3
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
2014	30,072,823	12.4532	to	12.3532	399,793,906	2.65	0.65	to	2.55	(1.87)	to	(3.75)

T21
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
2014	2,741,208	13.6370	to	12.4206	36,027,868	1.53	1.30	to	2.30	(9.58)	to	(10.50)

T20
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
2014	7,743,487	16.1832	to	17.8155	149,297,405	1.89	1.30	to	2.55	(12.29)	to	(13.40)

FE6
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
2014	3,471,389	13.4975	to	12.4175	45,953,705	2.78	1.35	to	2.55	1.46	to	0.23

T59
2018	471,209	11.3537	to	9.8660	4,917,758	—	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	—	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	—	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
2014	751,840	11.4273	to	10.7250	8,287,607	4.82	0.65	to	2.55	1.03	to	(0.90)

F56
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
2014	1,439,491	15.8804	to	19.4571	29,759,539	1.35	1.30	to	2.25	(4.08)	to	(5.00)

F59
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)
2014	8,448,675	13.8417	to	12.7112	113,301,488	4.99	0.65	to	2.30	3.94	to	2.21

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FF0
2018	130,886	$13.9607	to	$13.2072	$1,804,932	4.63%	1.35%	to	2.10%	(5.71%)	to	(6.42%)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
2014	234,493	13.3139	to	12.9843	3,101,054	4.73	1.35	to	2.10	3.11	to	2.33

F54
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
2014	10,057,494	15.9510	to	18.3689	217,645,971	1.96	0.65	to	2.55	6.43	to	4.39

FG8
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
2014	19,380	15.8522	to	15.4858	305,130	2.14	1.35	to	2.05	5.60	to	4.85

F53
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
2014	1,375,383	17.3794	to	25.1414	41,053,979	0.62	0.65	to	2.55	(0.08)	to	(1.99)

FJ9
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
2014	56,360	17.1026	to	16.7073	957,085	0.48	1.35	to	2.05	(0.88)	to	(1.58)

T28
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)
2014	2,105,682	11.8779	to	13.2179	29,004,810	6.10	0.65	to	2.25	1.20	to	(0.43)

FJ0
2018	19,416	11.4511	to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738	to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
2014	41,941	11.6988	to	11.1660	479,427	5.71	0.65	to	2.05	1.09	to	(0.33)

HBF[10]
2014	—	—	to	—	—	3.15	1.35	to	2.10	0.29	to	—

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
H24
2018	63,919	$13.6922	to	$12.8733	$858,394	3.63%	1.35%	to	1.90%	(5.86%)	to	(6.39%)
2017	88,851	14.5448	to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
2014	219,939	14.8447	to	14.2716	3,224,544	4.11	1.35	to	1.90	8.67	to	8.07

HVG[11]
2014	—	—	to	—	—	0.13	1.35	to	1.90	(3.00)	to	(3.20)

HVI[12]
2014	—	—	to	—	—	5.00	1.35	to	2.10	6.41	to	6.03

H27[13]
2015	—	9.6560	to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89
2014	230,193	9.3724	to	8.8817	2,122,261	1.49	1.35	to	2.10	(7.95)	to	(8.65)

HVC[14]
2014	—	—	to	—	—	0.52	1.35	to	2.10	2.14	to	1.78

HVS[15]
2014	—	—	to	—	—	3.60	1.35	to	2.10	0.48	to	0.19

HRS[16]
2014	—	—	to	—	—	2.83	1.35	to	2.10	(2.24)	to	(2.52)

HVR[17]
2014	—	—	to	—	—	0.23	1.35	to	2.10	(1.42)	to	(1.70)

H32
2018	68,180	15.7616	to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141	to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
2014	252,441	14.8054	to	14.0303	3,690,597	0.39	1.35	to	2.10	(3.39)	to	(4.12)

V35
2018	311,378	16.8049	to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512	to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)
2014	680,551	17.7777	to	16.8766	11,851,444	0.20	1.35	to	2.10	8.00	to	7.18

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V13
2018	1,544,863	$20.1003	to	$13.7074	$23,624,426	1.36%	0.65%	to	2.55%	(12.94%)	to	(14.60%)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
2014	2,849,633	18.2467	to	13.4396	41,192,148	1.06	0.65	to	2.55	8.39	to	6.32

V11
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
2014	7,771,356	15.5903	to	15.1276	121,727,423	1.60	0.65	to	2.10	8.06	to	6.48

AC1
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
2014	147,542	13.4530	to	13.1200	1,963,336	1.56	1.35	to	2.10	(1.26)	to	(2.01)

J88
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
2014	3,478,537	10.6543	to	10.1520	35,919,894	3.62	0.65	to	2.10	4.03	to	2.51

J94
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
2014	754,490	18.3895	to	17.5229	13,476,661	0.76	0.65	to	2.10	12.87	to	11.22

L11
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
2014	5,256,172	9.3297	to	9.3172	51,420,479	1.67	0.65	to	2.35	(5.26)	to	(6.88)

L18
2018	834,547	20.1504	to	21.7574	20,439,006	—	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	—	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	—	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	—	0.65	to	2.50	2.06	to	0.15
2014	1,659,082	16.6636	to	19.3930	35,208,118	—	0.65	to	2.50	5.38	to	3.42

L17
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)
2014	2,349,562	16.4770	to	19.9986	50,345,227	0.42	0.65	to	2.30	6.44	to	4.68

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M07
2018	23,372,110	$12.6662	to	$12.1847	$291,492,108	2.16%	1.15%	to	1.85%	(6.69%)	to	(7.36%)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
2014	37,045,959	11.5073	to	11.3954	428,275,096	1.85	1.15	to	1.85	7.25	to	6.49

M35
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
2014	45,098,328	11.5472	to	11.2447	513,985,416	1.67	0.65	to	2.55	7.53	to	5.48

M31
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
2014	6,588,507	10.7810	to	10.6729	142,083,425	0.10	1.00	to	1.85	7.86	to	6.93

M80
2018	581,940	24.4544	to	38.3992	18,852,039	—	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	—	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	—	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83
2014	947,342	17.0540	to	28.3893	21,392,555	—	0.65	to	2.30	7.98	to	6.18

MF1
2018	1,841,013	11.6216	to	10.1803	20,181,465	—	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	—	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68
2014	2,925,086	8.6063	to	7.7739	24,193,882	—	1.15	to	1.85	7.61	to	6.85

M41
2018	955,706	20.8824	to	24.8865	23,268,767	—	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	—	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	—	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	—	1.15	to	2.35	3.23	to	1.98
2014	2,091,996	11.4506	to	17.8013	40,469,079	—	1.15	to	2.35	7.31	to	6.01

M05
2018	3,478,746	12.9696	to	12.4881	44,227,317	—	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	—	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	—	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)
2014	5,838,882	10.1124	to	10.0778	59,042,352	—	1.00	to	1.85	1.12	to	0.78

M42
2018	2,203,370	17.5893	to	15.6340	34,009,316	—	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	—	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	—	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)
2014	4,932,383	13.6580	to	13.1116	62,789,692	—	0.65	to	2.55	(8.10)	to	(9.85)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M89
2018	41,255,653	$11.4207	to	$9.9244	$439,785,816	2.95%	0.65%	to	2.55%	(1.97%)	to	(3.84%)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
2014	67,490,902	11.0278	to	10.3501	721,401,282	2.69	0.65	to	2.55	4.93	to	2.93

M82
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
2014	13,506,075	14.7757	to	14.3235	195,371,707	0.56	0.65	to	2.10	9.22	to	7.63

M44
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
2014	15,431,730	10.1315	to	10.1029	157,354,271	2.07	1.15	to	1.85	1.32	to	1.03

M40
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
2014	9,602,330	10.1299	to	10.0768	97,018,095	1.93	1.00	to	2.30	1.30	to	0.77

M83
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
2014	26,443,285	10.7223	to	14.6986	348,288,933	1.87	1.15	to	2.55	7.22	to	7.69

M08
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
2014	13,001,674	15.2310	to	14.6377	182,060,917	3.15	0.65	to	2.50	9.49	to	7.45

MB6
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
2014	12,375,446	16.5128	to	15.6556	328,827,039	1.65	1.15	to	1.85	11.27	to	10.49

MB7
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
2014	4,582,347	19.7475	to	20.6168	105,320,011	1.38	1.00	to	2.55	11.16	to	9.42

MC0
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)
2014	3,291,353	21.7244	to	20.0978	71,633,113	3.75	1.15	to	1.85	4.56	to	3.82

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA0
2018	6,527,847	$12.5691	to	$14.0727	$114,567,450	3.56%	0.65%	to	2.30%	(3.94%)	to	(5.53%)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
2014	10,219,566	11.9341	to	13.9480	177,253,081	3.62	0.65	to	2.50	4.91	to	2.95

MC2
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
2014	5,346,167	19.1135	to	17.4945	113,882,760	0.80	1.15	to	1.85	10.10	to	9.32

MC1
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
2014	2,832,185	18.1715	to	14.9667	46,069,765	0.56	0.65	to	2.25	10.34	to	8.57

MC3
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
2014	918,587	25.9038	to	22.8996	24,006,037	0.64	1.00	to	1.85	(7.66)	to	(8.45)

MA1
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
2014	1,778,352	8.7212	to	12.3414	25,532,430	0.41	0.65	to	2.55	(7.59)	to	(9.36)

MC4
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	—	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	—	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
2014	777,868	17.3851	to	15.4352	14,774,648	0.53	1.00	to	1.85	(0.28)	to	(1.13)

MC5
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	—	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	—	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
2014	118,757	16.0931	to	15.0741	1,804,378	0.19	1.15	to	2.05	(0.67)	to	(1.57)

MC6
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)
2014	1,877,836	14.3617	to	13.9964	52,631,162	0.50	1.15	to	1.85	3.12	to	2.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MC7
2018	66,578	$25.0026	to	$24.3194	$1,746,938	0.18%	1.15%	to	2.55%	(6.16%)	to	(7.48%)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
2014	108,002	20.1429	to	20.7381	2,299,179	0.19	1.15	to	2.55	2.86	to	1.40

MC8
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
2014	4,831,113	11.4495	to	11.0518	107,911,560	1.06	1.15	to	1.85	1.22	to	0.50

MC9
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
2014	486,816	15.6054	to	19.7568	8,587,086	0.75	1.10	to	2.25	1.03	to	(0.15)

MD0
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
2014	2,357,689	19.8453	to	18.1874	63,972,507	2.80	1.15	to	1.85	3.26	to	2.53

M92
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
2014	70,148,596	12.2261	to	11.5723	855,730,233	2.58	0.65	to	2.55	3.57	to	1.59

M96
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
2014	5,893,305	17.1661	to	15.7056	116,290,449	2.42	1.15	to	1.85	3.65	to	2.92

MD2
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
2014	20,566,508	10.5899	to	11.3580	271,002,756	2.18	0.65	to	2.55	3.99	to	2.00

MA6
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
2014	3,131,858	20.4147	to	18.0929	75,760,388	5.28	1.00	to	1.85	1.78	to	0.90

MA3
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)
2014	3,662,907	10.9863	to	16.0598	71,238,179	4.98	0.65	to	2.55	1.87	to	(0.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M97
2018	1,477,939	$21.5299	to	$18.7772	$33,622,626	1.00%	1.00%	to	1.85%	(9.93% )	to	(10.71% )
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
2014	2,301,140	18.0638	to	16.3057	45,040,930	0.88	1.00	to	1.85	(5.93)	to	(6.74)

MD5
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
2014	1,551,892	11.7650	to	11.0160	21,003,226	0.64	0.65	to	2.10	(5.80)	to	(7.18)

M98
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
2014	1,587,611	24.9009	to	22.8449	47,933,176	1.92	1.15	to	1.85	0.18	to	(0.53)

M93
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
2014	9,980,826	14.9177	to	12.6466	134,170,592	1.71	0.65	to	2.25	0.48	to	(1.14)

MD6
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
2014	21,451,277	11.8614	to	11.3334	354,414,214	0.54	1.00	to	1.85	10.40	to	9.45

MB3
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
2014	2,375,862	17.3448	to	19.1662	44,673,723	0.27	1.00	to	2.50	10.12	to	8.45

MD8
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)
2014	5,636,328	10.6572	to	9.7106	67,354,288	—	1.15	to	1.85	(1.15)	to	(1.85)

MD9
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)
2014	20,418,070	9.8630	to	8.4905	191,840,751	—	0.65	to	2.55	(0.65)	to	(2.55)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
NWD[18]
2014	—	$—	to	$—	$—	—%	1.00%	to	1.85%	(9.19%)	to	(9.66%)

M1A19
2014	—	—	to	—	—	—	1.00	to	2.55	(9.33)	to	(10.19)

ME2
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
2014	1,702,999	14.4470	to	13.4876	29,016,513	1.83	1.15	to	1.85	(7.95)	to	(8.60)

ME3
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
2014	3,404,092	18.1773	to	18.0998	69,538,063	1.53	1.15	to	2.50	(8.23)	to	(9.48)

MA5
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
2014	1,940,309	19.3023	to	17.7693	37,074,483	3.23	1.15	to	1.85	2.09	to	1.36

MA7
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
2014	413,576	18.3474	to	15.9092	7,109,480	3.07	1.15	to	2.10	1.80	to	0.82

ME4
2018	1,220,819	13.9374	to	12.1950	16,422,089	—	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	—	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	—	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70
2014	1,904,773	8.5713	to	7.7188	16,061,741	—	1.15	to	1.85	9.44	to	8.66

MA2
2018	46,625	29.5533	to	28.1602	1,370,549	—	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	—	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	—	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27
2014	79,394	18.3552	to	18.1390	1,452,311	—	1.15	to	2.05	9.14	to	8.14

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
UTS[20]
2014	—	$—	to	$—	$—	5.57%	1.15%	to	1.85%	10.23%	to	9.76%

MFE[21]
2014	—	—	to	—	—	5.01	1.00	to	2.30	10.14	to	9.27

MVS[22]
2014	—	—	to	—	—	3.20	1.15	to	1.85	1.82	to	1.38

MV1[23]
2014	—	—	to	—	—	2.77	0.65	to	2.50	2.01	to	0.86

MF3
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
2014	6,334,776	18.4370	to	14.6688	97,745,208	0.69	0.65	to	2.30	6.34	to	4.58

MF5
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
2014	51,303,754	12.4549	to	13.8267	752,352,396	1.53	0.65	to	2.55	3.73	to	1.75

MF6
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
2014	126,247	24.8653	to	19.4876	3,002,660	2.16	1.35	to	2.55	14.06	to	12.67

MF7
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
2014	5,660,139	14.1263	to	14.9281	92,430,428	1.70	0.65	to	2.50	14.56	to	12.43

MF9
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)
2014	27,011,031	14.2739	to	17.7287	499,182,175	1.40	0.65	to	2.30	4.35	to	2.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MG1
2018	10,546,363	$10.7537	to	$10.8217	$122,512,404	1.41%	0.65%	to	2.30%	(5.32%)	to	(6.89%)
2017	12,433,916	11.3584	to	11.6227	154,195,257	—	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	—	0.65	to	2.30	1.72	to	0.03
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
2014	16,245,564	11.0586	to	11.8974	201,849,715	0.61	0.65	to	2.30	2.76	to	1.05

MF2
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
2014	36,736,454	10.4592	to	9.5891	373,635,108	1.25	1.30	to	2.55	(0.51)	to	(1.77)

MG2
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
2014	19,532,086	9.9867	to	9.7158	196,087,648	1.06	0.65	to	2.10	(0.17)	to	(1.62)

MG3
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
2014	2,458,735	18.0722	to	16.8605	43,133,660	0.97	1.30	to	2.30	8.93	to	7.83

MG4
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
2014	2,084,776	18.9850	to	16.7971	36,217,594	0.76	0.65	to	2.10	9.45	to	7.85

MG6
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
2014	117,541,381	13.4270	to	16.1240	1,971,564,429	1.32	0.65	to	2.25	4.36	to	2.68

MG7
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
2014	460,623	16.2667	to	19.1628	9,081,918	0.28	0.65	to	2.10	2.52	to	1.02

V44
2018	394,577	26.5236	to	23.8336	9,712,851	—	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	—	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	—	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	—	0.65	to	2.30	11.24	to	9.39
2014	217,510	16.1778	to	15.3122	3,398,500	—	0.65	to	2.30	5.40	to	3.65

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V43
2018	315,995	$19.4551	to	$19.4736	$6,474,748	—%	0.65%	to	2.10%	9.81%	to	8.20%
2017	362,270	19.3957	to	17.9971	6,836,255	—	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	—	1.35	to	2.10	(10.07)	to	(10.76)
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)
2014	611,449	17.0083	to	16.1461	10,179,165	—	1.35	to	2.10	0.47	to	(0.30)

O19
2018	513,394	20.3759	to	19.4884	12,674,828	—	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84
2014	1,118,112	17.7049	to	17.8763	24,702,393	0.18	0.65	to	2.35	14.38	to	12.42

O23
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
2014	1,279,424	9.9711	to	9.3554	12,392,996	1.78	1.30	to	2.10	6.61	to	5.75

O20
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
2014	1,381,266	14.9015	to	19.0074	28,038,218	0.87	0.65	to	2.25	1.39	to	(0.24)

O21
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
2014	13,047,751	18.9570	to	18.5676	283,142,011	0.58	1.30	to	2.55	8.97	to	7.59

O04
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
2014	240,139	25.4265	to	30.8428	7,829,293	0.63	1.30	to	2.25	10.20	to	9.14

PH2
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
2014	15,812	12.8266	to	12.5091	200,985	0.00	1.35	to	2.10	(0.46)	to	(1.21)

P08
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)
2014	2,092,555	14.0101	to	12.8805	28,444,593	5.05	1.35	to	2.25	(0.88)	to	(1.79)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PC0
2018	1,390,142	$12.1418	to	$10.9101	$15,777,531	2.96%	0.65%	to	2.10%	(6.06%)	to	(7.43%)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
2014	2,156,461	11.3384	to	10.8039	23,698,600	5.13	0.65	to	2.10	(0.20)	to	(1.65)

P70
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
2014	77,398	6.5292	to	6.2317	491,255	0.26	0.65	to	2.05	(19.15)	to	(20.29)

P10
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
2014	6,462,517	7.2412	to	6.6573	45,945,802	0.36	0.65	to	2.35	(18.96)	to	(20.34)

PK8
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
2014	664,024	11.1479	to	16.9809	17,205,673	5.23	0.65	to	2.55	0.86	to	(1.07)

P20
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
2014	39,674	10.7458	to	10.4797	422,707	5.08	1.35	to	2.10	0.05	to	(0.71)

PD6
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
2014	56,498,567	10.2107	to	10.8847	637,259,828	2.34	0.65	to	2.25	3.89	to	2.22

P06
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
2014	4,261,623	13.8932	to	14.5017	66,613,350	1.43	1.30	to	2.30	1.76	to	0.73

P07
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
2014	15,806,505	15.4850	to	13.6433	256,208,609	2.15	1.30	to	2.55	2.93	to	1.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PI3
2018	1,520,792	$10.7129	to	$9.6262	$15,177,351	0.40%	0.65%	to	2.10%	(8.44%)	to	(9.77%)
2017	1,875,956	11.7004	to	10.6690	20,655,019	—	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
2014	2,039,866	10.8800	to	10.6106	22,002,171	—	1.35	to	2.10	2.45	to	1.68

P72
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
2014	877,251	18.3270	to	17.6051	15,909,266	1.59	1.35	to	2.55	11.14	to	9.79

W41
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
2014	23,675	19.3972	to	18.0911	444,753	—	1.35	to	2.05	1.75	to	1.03

W42
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	—	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	—	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)
2014	4,347	18.6096	to	17.8815	79,117	—	1.65	to	2.05	3.06	to	2.64

W46[24]
2016	—	11.5298	to	10.4698	—	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)
2014	3,836,516	11.2995	to	10.5269	41,913,262	1.36	0.65	to	2.55	4.90	to	2.90

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

[5]	Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.
[6]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.
[7]	Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.
[8]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) merged into fund C89 on April 29, 2016.
[9]	Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.
[10]	Huntington VA Balanced Fund Sub-Account (HBF) merged into fund MD9 on May 16, 2014.
[11]	Huntington VA Growth Fund Sub-Account (HVG) merged into fund MD8 on May 16, 2014.
[12]	Huntington VA Income Equity Fund Sub-Account (HVI) merged into fund H24 on June 20, 2014.
[13]	Huntington VA International Equity Sub-Account (H27) merged into fund MD9 on March 6, 2015.
[14]	Huntington VA Mid Corp America Fund Sub-Account (HVC) merged into fund H32 on June 20, 2014.
[15]	Huntington VA Mortgage Securities Fund Sub-Account (HVS) merged into fund MD9 on May 16, 2014.
[16]	Huntington VA Real Strategies Fund Sub-Account (HRS) merged into fund MD9 on May 16, 2014.
[17]	Huntington VA Rotating Markets Fund Sub-Account (HVR) merged into fund MD9 on May 16, 2014.
[18]	MFS VIT II New Discovery Portfolio Initial Class Sub-Account (NWD) merged into fund M05 on August 11, 2014.
[19]	MFS VIT II New Discovery Portfolio Service Class Sub-Account (M1A) merged into fund M42 on August 11, 2014.
[20]	MFS VIT II Utilities Portfolio Initial Class Sub-Account (UTS) merged into fund M44 on August 11, 2014.
[21]	MFS VIT II Utilities Portfolio Service Class Sub-Account (MFE) merged into fund M40 on August 11, 2014.
[22]	MFS VIT II Value Portfolio Initial Class Sub-Account (MVS) merged into fund M83 on August 11, 2014.
[23]	MFS VIT II Value Portfolio Service Class Sub-Account (MV1) merged into fund M08 on August 11, 2014.
[2][4]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into MD9 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2018 and 2017 and for the Years

Ended December 31, 2018, 2017 and 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2018, 2017 and 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017 and 2016, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

April 25, 2019

Hartford, Connecticut

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$10,497,705	$8,089,119
Preferred stocks	566,677	174,641
Common stocks	592,218	551,243
Mortgage loans on real estate	544,207	491,362
Cash, cash equivalents and short-term investments	982,422	1,106,031
Contract loans	405,685	595,367
Derivatives	250,525	314,694
Other invested assets	451,955	777,825
Mortgage escrow funds	3,430	3,213
Receivables for securities	4,970	9,550
Investment income due and accrued	105,522	103,782
Amounts recoverable from reinsurers	17,199	3,446
Other amounts receivable under reinsurance contracts	5,435	5,445
Current federal and foreign income tax recoverable	23,865	54,178
Net deferred tax asset	83,265	87,558
Electronic data processing equipment and software	837	—
Receivables from parent, subsidiaries and affiliates	12,864	9,950
Cash value of company owned life insurance	—	74,774
Reinsurance deposit asset	1,051,960	861,444
Other assets	73,989	23,377

Total general account assets	15,674,730	13,336,999
SEPARATE ACCOUNT ASSETS	21,177,841	23,870,351

TOTAL ADMITTED ASSETS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$12,168,958	$10,087,846
Liability for deposit type contracts	475,872	464,401
Contract claims	31,574	32,274
Other amounts payable on reinsurance	13,315	6,484
Interest maintenance reserve	14,497	118,766
Commissions to agents due or accrued	15,770	12,567
General expenses due or accrued	61,193	54,162
Transfers from Separate Accounts due or accrued (net)	(252,664)	(421,403)
Remittances and items not allocated	38,084	25,180
Asset valuation reserve	71,674	93,754
Payable for securities	65,607	106,522
Funds held under reinsurance treaties with unauthorized and certified reinsurers	246,959	247,534
Funds held under coinsurance	1,052,175	861,444
Derivatives	77,319	44,259
Other liabilities	39,114	139,820

Total general account liabilities	14,119,447	11,873,610
SEPARATE ACCOUNT LIABILITIES	21,177,839	23,870,350

Total liabilities	35,297,286	35,743,960
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	330,150	238,255

Total surplus	1,548,848	1,456,953

Total capital stock and surplus	1,555,285	1,463,390

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
INCOME:
Premiums and annuity considerations	$(10,314,071)	$2,033,394	$1,814,434
Considerations for supplementary contracts with life contingencies	41,368	31,253	28,598
Net investment income	719,167	204,701	171,895
Amortization of interest maintenance reserve	12,414	20,548	22,067
Commissions and expense allowances on reinsurance ceded	243,365	2,288	2,442
Reserve adjustments on reinsurance ceded	10,705,103	—	—
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	375,076	421,373	436,129
Change in cash value of company owned life insurance	3,513	6,877	1,109
Investment income (loss) on reinsurance deposit asset	19,592	(262,531)	(327,872)
Reinsurance experience refund	129,967	—	—
Other income	57,899	65,750	70,917

Total Income	1,993,393	2,523,653	2,219,719
BENEFITS AND EXPENSES:
Death benefits	123,612	132,771	128,678
Annuity benefits	267,802	588,661	588,881
Surrender benefits and withdrawals for life contracts	1,009,649	2,206,148	2,112,722
Interest and adjustments on contract or deposit-type contract funds	22,140	23,571	(38,729)
Payments on supplementary contracts with life contingencies	41,136	36,609	35,940
Increase in aggregate reserves for life and accident and health contracts	2,081,112	1,277,372	971,605

Total Benefits	3,545,451	4,265,132	3,799,097
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	152,103	133,038	118,388
Commissions and expense allowances on reinsurance assumed	123	112	121
General insurance expenses	219,357	236,239	228,521
Insurance taxes, licenses and fees, excluding federal income taxes	5,103	3,737	2,820
Net transfers from Separate Accounts net of reinsurance	(2,270,518)	(2,020,178)	(1,949,196)
Investment expense (income) on funds held	135,750	(288,371)	(178,151)
Other deductions	222	2,021	2,751

Total Benefits and Expenses	1,787,591	2,331,730	2,024,351
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,802	191,923	195,368
Federal income tax benefit, excluding tax on capital gains (losses)	(3,553)	(65,461)	(39,991)

Net income from operations after federal income taxes and before net realized capital gains	209,355	257,384	235,359
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(10,566)	24,045	74,587

NET INCOME	$198,789	$281,429	$309,946

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,463,390	$1,635,897	$1,635,891
Net income	198,789	281,429	309,946
Change in net unrealized capital (losses) gains, net of deferred income tax	(105,877)	(95,725)	(155,105)
Change in net unrealized foreign exchange capital (losses) gains	(3,123)	(15,426)	(3,686)
Change in net deferred income tax	27,017	(89,076)	(68,842)
Change in nonadmitted assets	(16,961)	(3,784)	62,747
Change in asset valuation reserve	22,080	22,072	35,402
Dividends to stockholder	(157,384)	(235,358)	(300,000)
Prior period adjustment net of tax	—	—	(18,108)
Investment income (expense) on funds held—unrealized	127,354	(36,639)	137,652

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,555,285	$1,463,390	$1,635,897

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,735,182	$2,064,646	$1,843,032
Net investment income	593,150	522,677	430,578
Miscellaneous income	433,475	489,411	519,373

Total receipts	3,761,807	3,076,734	2,792,983
Benefits and loss related payments	(3,146,388)	(2,997,833)	(2,833,510)
Net transfers from Separate Accounts	2,083,619	2,221,156	1,971,722
Commissions, expenses paid and aggregate write-ins for deductions	(377,617)	(387,448)	(356,543)
Federal and foreign income taxes recovered (paid)	33,867	11,280	(20,405)

Total payments	(1,406,519)	(1,152,845)	(1,238,736)

Net cash from operations	2,355,288	1,923,889	1,554,247

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	3,963,764	7,792,594	13,130,777
Stocks	151,520	46,290	84,939
Mortgage loans	80,758	114,292	129,924
Other Invested Assets	60,752	3,587	89,713
Net gains or (losses) on cash, cash equivalents and short-term investments	1,079	(1,388)	89
Miscellaneous proceeds	51,913	—	—

Total investment proceeds	4,309,786	7,955,375	13,435,442
Cost of investments acquired (long-term only):
Bonds	(6,155,024)	(8,581,956)	(14,162,654)
Stocks	(349,366)	(208,860)	(81,889)
Mortgage loans	(131,649)	(229,405)	(118,719)
Other Invested Assets	(10,965)	(113,041)	(607,204)
Miscellaneous applications	(36,335)	(522,792)	(401,611)

Total investments acquired	(6,683,339)	(9,656,054)	(15,372,077)
Net decrease (increase) in contract loans and premium notes	23,436	23,591	11,876

Net cash from investments	(2,350,117)	(1,677,088)	(1,924,759)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	—	(25,000)
Net deposits on deposit-type contracts and other liabilities	11,471	(2,899)	277,947
Dividends to stockholders	(157,384)	(235,358)	(300,000)
Other cash (used) provided	17,133	14,763	(36,134)

Net cash from financing and miscellaneous sources	(128,780)	(223,494)	(83,187)

Net change in cash, cash equivalents and short-term investments	(123,609)	23,307	(453,699)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,106,031	1,082,724	1,536,423

End of year	$982,422	$1,106,031	$1,082,724

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2018	2017	2016
Exchanges of bonds	$342,445	$191,862	$103,085
Transfer of other invested assets to bonds	—	134,445	—
Transfer of other invested assets to common stock	—	40	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	10,705,103	—	—
Exchange of PPVUL policies for funding agreements	255,773	—	—
Transfer of other invested assets to preferred stocks	255,000	—	—
Transfer of bonds to preferred stocks	14,344	—	—
Transfer preferred stocks to bonds	18,620	—	—
Exchange of policy loans for bonds	166,220	—	—
Transfer of separate account MVA bonds to general account	99,864	—	—
Transfer of mortgage loan to bonds	—	—	117,601
See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life and disability insurance to a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money markets which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other lnvested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The asset valuation reserve (“AVR”) is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The interest maintenance reserve (“IMR”) is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, and in replication transactions, which are used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit,

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts. Refer to Note 16 for further discussion of the DRD.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds (“ETFs”). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on howto determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC, and the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed to Group One Thousand One from Delaware Life Holdings Group.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2018	2017
DLNY	Insurance	$366,354	$369,198
DL Reinsurance Company	Insurance	32,357	32,878
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,557	20,335
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$421,722	$423,865

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2018 and 2017, the admitted amount was $1,454 thousand. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In December 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015”) amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received $255.0 million par value of Series A Preferred Units (non-voting interests) in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. The Series A Preferred Units pay a cumulative annual rate of 6% and are redeemable at the option of DLIH 2015. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million. The carrying value of the Series A Preferred Units as of December 31, 2018 was $255.0 million.

Investments in Affiliates – Other lnvested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2018 and December 31, 2017.

The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

Effective January 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC (“CSPCH”), a Delaware limited liability company. The Company is an 80% owner of CSPCH. During 2018, SeaBright’s name was changed to Clear Spring Property and Casualty Company (“CSP&C”).

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC(“CSHH”), a Delaware limited liability company, that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to CSHH during 2017, which was then transferred to Clear Spring Health of Illinois, Inc. During 2018, the Company contributed $8.5 million to CSHH, of which $3.5 million was used to purchase Eon Health Plan LLC (“EHP”) and $5.0 million was transferred upon purchase as a capital contribution.

The Company values its investments in CSPCH and CSHH at $44.8 million and ($2.3) million, respectively, using the look-through approach.

The financial statements of CSPCH and its wholly-owned non-insurance subsidiary are not audited; therefore, the Company limited the value of CSPCH to 80% of the statutory value contained in the audited financial statements of CSPCH’s downstream insurance subsidiary, adjusted for unamortized goodwill in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying value.

The financials of CSHH and its wholly-owned non-insurance subsidiaries are also not audited; therefore, the Company limited the value of CSHH to the sum of the statutory values of CSHH’s insurance subsidiaries, modified to exclude accrued and unpaid capital contributions, and adjusted for any unamortized goodwill, liabilities, commitments, contingencies, guarantees or obligations required to be recorded in accordance with SSAP 97.

Dividends/Distributions

In December 2018, December 2017, and November 2016, the Company received ordinary dividends from DLNY in the amounts of $20.3 million, $40.4 million, and $17.2 million, respectively. In September 2018, DLIH 2015 distributed $15.0 million of capital back to the Company. In October 2018, the Company received an ordinary dividend of $2.9 million from DL Reinsurance Company (“DLRC”). In December 2018, Ellendale Insurance Agency, LLC paid a distribution in the amount of $20.0 million to the Company. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company has two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transfer hedging risks to DLRC, but do not transfer insurance risks. Both treaties are accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are now accounted for as investment income (loss) on reinsurance deposit asset. During 2018 and 2017, there were changes in the hedging strategy by the Company and certain hedges were excluded or added from/to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)

	Treaty Impacts
Statements of Operations	2018	2017	2016
Investment Income (Loss) on Reinsurance Deposit Asset	$19,592	$(262,531)	$(327,872)

Total Revenue	19,592	(262,531)	(327,872)
Investment Expense (Income) on Funds Held	123,723	(299,170)	(190,220)

Total Policyholder Benefits and Expenses	123,723	(299,170)	(190,220)
Net Realized Capital Gains (Losses)	(23,223)	—	—

Net (loss) income	(127,354)	36,639	(137,652)

Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held—Unrealized	127,354	(36,639)	137,652

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,052.0 million and $861.4 million at December 31, 2018 and 2017, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”) entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLlAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. No amounts were outstanding at December 31, 2018 or 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2018 or 2017.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2018 and 2017, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2018 and 2017 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2018, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2018 and 2017 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2018 and 2017
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid from inception through December 31, 2018 was approximately $949.4 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December31, 2018 and 2017.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2018 and 2017.

The Company sponsored the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualified under Section 401(k) of the Internal Revenue Code and included a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.1 million, and $1.8 million, respectively, for the years ended December 31, 2018, 2017 and 2016, of which $0.1 million, $0.1 million, and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.4 million, $8.6 million, and $9.2 million for the years ended December31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2018, 2017 and 2016 were negligible.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million and $0.6 million for the years ended December 31, 2018 and 2017, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 14.

An administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2018 and 2017, respectively.

A services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment,

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

administrative, information technology and other support functions. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and CSHH pursuant to which the company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December31, 2018.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.8 million, $4.2 million, and $5.3 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, $2.9 million, and $2.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2018, 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $65.5 million, $58.6 million and $57.0 million for the years ended December 31,2018, 2017 and 2016, respectively.

A master agency agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $15.5 million, $16.8 million and $20.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

A limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. No amounts were allocated under this agreement for the years ended December 31, 2018.

The Company has a services agreement with se2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Refunds received and expenses incurred

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

under this agreement amounted to approximately $(17.9) million, $27.2 million, and $24.4 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, the Company incurred $20.1 million, $25.2 million and $35.9 million of administration system conversion costs related to this agreement for the years ended December 31, 2018, 2017 and 2016, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2018, 2017 and 2016.

The Company had $12.9 million and $10.0 million due from affiliates, $0 and $0 due to affiliates, and $19.0 million and $19.1 million included in general expenses due or accrued to other related parties as of December 31, 2018 and 2017, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

As of December 31, 2018 and 2017, the Company held $171.0 million and $110.6 million of affiliated short-term investments. All of the 2017 affiliated short-term investments matured in 2018, resulting in no gain. These investments were from Armstrong STF IV, LLC, Marcy STF I, LLC, Delaware Life Marketing, LLC (formerly Redfield STF II, LLC), and Wright STF III, LLC. The Company recorded $9.1 million of investment income in 2018 from these investments, and the average yield was 7.4%. During 2018, the Company purchased a short-term investment from a new affiliate, WPH Holdings II Parent, LLC, totaling $256.0 million and also disposed of $85.0 million of this investment, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company recorded $13.8 million of investment income related to these short-term investments in 2018, and the average yield was 8.0%.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, held company owned life insurance (“COLI”) policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company (“ELIC”), a former related party, in 2014. At December 31, 2017, the net cash surrender value of these COLI policies was $74.8 million. These policies were surrendered during 2018 and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life (“PPVUL”) policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC, which had a total value of $240.8 million and outstanding policy loans of $169.9 million at December 31, 2017. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of the $182.4 million of related policy loans, including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

At December 31, 2018 and 2017, the Company had investments in parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

	December 31,
(In Thousands)	2018	2017
Bonds	$738,483	$570,765
Commercial Mortgage Loans	2,534	—
Common Stocks	54,773	70,685
Other Invested Assets	43,495	61,891

Total	$839,285	$703,341

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2018 and December 31, 2017 was approximately $207.9 million and $230.7 million, respectively. At December31, 2018 and 2017, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.8 million and $7.9 million at December 31, 2018 and 2017, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by DLIH 2015, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.4 million.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2018
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,732	35	(5)	3,762
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	254,762	5,096	(2,165)	257,693
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884

Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2018
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$436,382	$435,354
Due after one year through five years	2,858,751	2,807,879
Due after five years through ten years	1,622,224	1,586,274
Due after ten years	2,745,311	2,540,788
SVO Identified Exchange Traded Funds	408,611	376,884

Total before asset and mortgage-backed securities	8,071,279	7,747,179

Asset and mortgage-backed securities	2,426,426	2,400,391

Total	$10,497,705	$10,147,570

Proceeds from sales and maturities of investments in bonds and preferred stock during 2018, 2017 and 2016, were $4.4 billion, $8.0 billion, and $13.2 billion, including non-cash transactions of $375.4 million, $195.8 million and $103.1 million, respectively; gross gains were $41.4 million, $63.6 million and $198.3 million respectively; and gross losses were $77.2 million, $22.9 million, and $12.7 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,083.7 million and $716.6 million as of December 31, 2018 and 2017 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2018 and 2017 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 97.8% and 95.3% of the Company’s total bonds as of December 31, 2018, and 2017, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2018, 2017 and 2016 on LBSS held as of December 31, 2018, 2017 and 2016, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2018, 2017 and 2016, the Company incurred write-downs of bonds totaling $5.8 million, $27.9 million, and $0.3 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,251	(5)	—	—	—	2	2,251	(5)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Industrial and Miscellaneous (Unaffiliated)	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded Funds	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)

Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$864	$864	$915
Structured Securities	500	500	504

	$1,364	$1,364	$1,419

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	1	2	$1	$2,539	$2	$2,745

Total	1	2	$1	$2,539	$2	$2,745

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Alabama	$3,331	$3,512
Arizona	2,352	2,493
California	73,401	79,835
Colorado	17,187	17,823
Connecticut	10,925	10,925
Florida	130	485
Georgia	10,813	1,260
Idaho	1,438	1,508
Illinois	48,523	33,917
Kansas	13,300	13,300
Kentucky	1,744	1,830
Louisiana	577	742
Maine	2,534	2,478
Massachusetts	979	1,026
Michigan	7,669	7,669
Minnesota	4,322	631
Mississippi	2,567	2,684
New Jersey	5,426	5,832
New Mexico	4,125	4,385
New York	291,638	246,421
North Carolina	6,972	7,479
Ohio	4,148	9,545
Oregon	5,202	5,744
Pennsylvania	3,011	4,332
Rhode Island	—	153
South Carolina	1,535	1,993
Texas	7,323	13,320
Utah	3,549	3,945
Virginia	1,252	1,731
Washington	1,656	1,986
Wisconsin	43	209
Great Britain	8,995	4,629
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

The Company had $79.8 million and $36.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2018 and December 31, 2017 respectively.

The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, and seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68%. During the years ended December 31, 2018, 2017

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

and 2016, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2018 and 2017. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2018 and 2017. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2018 and 2017, the Company individually and collectively evaluated loans with a gross carrying value of $546.7 million and $493.8 million, respectively.

As of December 31, 2018 and 2017, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2018 or December 31, 2017.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$546,667	$—	$546,667
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822
The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2018 or 2017.

The Company did not have any investments in impaired loans during 2018 or 2017.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Allowance for Credit Losses:

(In Thousands)	2018	2017
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2018 and 2017, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2018	2017
Current	$546,667	$493,822
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)    Type of Repurchase Trades Used

	1 FIRST	2 SECOND	3 THIRD	4 FOURTH
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(3)    Original (Flow) & Residual Maturity

(in Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

(in Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

		THIRD QUARTER				FOURTH QUARTER
(in Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,187	XXX	XXX	XXX	$23,177
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,102	$26,108	$25,559	$25,240	$24,543	$24,543	$24,543	$24,543

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$25,843	XXX	XXX	XXX	$26,053
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,750	$25,750	$25,750	$25,750	$26,116	$26,116	$26,116	$26,116

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$22,793	$3,260	$—	$—	$—	$—	$—
Bonds - FV	—	22,933	3,183	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	22,793	3,260	—	—	—	—	—
Total Assets - FV	—	22,933	3,183	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,240	XX	XX	XX	24,543
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,750	XX	XX	XX	26,116
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,116	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,116	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,116

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

3)	Original (Flow) & Residual Maturity

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	18,989	6,321	—	—	17,355	5,607	—
e. > 1 Month to 3 Months	—	127,100	104,585	99,900	—	99,900	23,495	16,260
f. > 3 Months to 1 Year	398,352	488,302	452,817	488,302	470,409	570,309	558,014	570,309
g. > 1 Year	—	—	—	—	—	—	—	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	MINIMUM	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	16,260	5,324	—	—	241,144	36,953	12,904
e. > 1 Month to 3 Months	—	101,200	9,192	101,200	23,475	163,375	104,670	40,000
f. > 3 Months to 1 Year	483,709	584,909	571,014	483,709	244,069	560,309	417,471	269,909
g. > 1 Year	—	—	—	—	—	—	—	—

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	—	34,000	32,867	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	—	40,000	38,667	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	—	10,000	2,167	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	—	27,200	26,747	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	44,000	78,200	73,640	78,200	78,200	78,200	78,200	78,200
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	22,500	22,500	22,500	22,500
Platler Financial Holdings, LLC	NJ	42,362	43,988	42,915	42,362	40,729	42,362	41,300	40,729
Secured Loan Funding 06-1, LLC	DE	36,000	101,700	92,940	101,700	101,700	101,700	101,700	101,700
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	—	28,750	27,792	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

		THIRD QUARTER				FOURTH QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	—	18,000	16,615	—
Berentson Collateral Holding Company	DE	34,000	34,000	34,000	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	78,200	78,200	78,200	78,200	—	78,200	72,185	—
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	—	22,500	20,769	—
Platler Financial Holdings, LLC	NJ	39,069	40,729	39,698	39,069	37,374	39,069	37,993	37,374
Secured Loan Funding 06-1, LLC	DE	101,700	101,700	101,700	101,700	—	101,700	93,877	—
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	—	40,000	36,923	—
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$601,537	$720,817	$689,008	$720,817	$721,796	$723,838	$722,511	$721,796

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	THIRD QUARTER				FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$719,721	$721,796	$720,508	$719,721	$428,269	$71,921	$696,120	$428,269

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$403,517	$24,752	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	—	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$403,517	$24,752	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral—Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Realized Gains (Losses):
Bonds	$(41,605)	$12,901	$185,285
Preferred Stocks	23	(46)	16
Common Stocks	566	—	7,060
Mortgage Loans	374	(57)	63
Cash, Cash Equivalents and Short-term Investments	—	155	88
Other Invested Assets	(54,476)	(590)	950
Other Hedging Investments	—	—	4,783
Derivative Instruments	16,576	27,896	63,478
Reinsurance Realized Gains (Losses)	(23,223)	—	—

Subtotal	(101,765)	40,259	261,723
Capital Gains Tax Expense	—	8,105	60,364

Net Realized Gains (Losses)	(101,765)	32,154	201,359
Losses (Gains) Transferred to IMR (Net of Taxes)	$91,199	$(8,109)	$(126,772)

Total	$(10,566)	$24,045	$74,587

	Years Ended December 31,
	2018	2017	2016
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(38)	$(77)	$119
Common Stocks of Non-affiliates	(2,144)	(1,473)	8,003
Common Stocks of Affiliates	(14,004)	(33,845)	2,897
Preferred Stocks	77,368	—	—
Mortgage Loans	—	—	6,175
Derivative Instruments	(72,222)	26,171	(39,386)
Other Hedging Investments	(26,744)	7,694	(135,495)
Other Invested Assets	(68,093)	(115,335)	2,582
Tax Rate change impact	—	21,140	—

Total	$(105,877)	$(95,725)	$(155,105)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $26.6 million, ($21.6) million, and $57.6 million at December 31, 2018, 2017 and 2016, respectively.

In 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

million, respectively, for the year ended December 31, 2018, $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, and $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.4 million, $9.0 million, and $50.5 million for the years ended December 31, 2018, 2017, and 2016, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Bonds (Unaffiliated)	$426,102	$359,474	$296,501
Preferred Stocks (Unaffiliated)	21,777	14,351	1,943
Common Stocks (Unaffiliated)	13,033	23,086	11,747
Common Stocks (Affiliated)	23,190	40,436	18,038
Mortgage Loans	36,349	27,277	26,223
Contract Loans	28,459	29,563	34,293
Cash, Cash Equivalents and Short-term Investments	65,998	47,434	62,031
Derivative Instruments	133,172	(285,985)	(243,007)
Other Invested Assets	43,933	27,054	37,645
Other Investment Income	—	—	3

Gross Investment Income	792,013	282,690	245,417

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(29,586)	(34,729)	(30,262)

Net Investment Income	$719,167	$204,701	$171,895

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2018 and 2017.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new fixed index annuity products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2018 and 2017, the Company pledged $208.1 million and $101.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2018 and 2017, counterparties pledged to the Company $144.4 million and $224.3 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2018
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722

Total	$7,164,722	$184,962	$94,469	$90,493

		Outstanding at
		December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

At December 31, 2018 and 2017, open futures contracts had a notional value of $2,232.6 million and $1,676.4 million and a fair value of ($11.8) million and $1.6 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2018 or 2017.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.0 million and $247.5 million at December 31, 2018 and 2017, respectively.

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $2.0 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Premiums and Annuity Considerations:
Direct	$2,735,942	$2,079,789	$1,891,709
Ceded—Affiliated	(22,573)	(29,101)	(60,552)
Ceded—Non-affiliated	(13,027,440)	(17,295)	(16,723)

Net Premiums and Annuity Considerations	$(10,314,071)	$2,033,393	$1,814,434

Insurance and Other Individual Policy Benefits and Claims:
Direct	862,511	806,146	824,340
Assumed—Non-affiliated	4,214	4,182	4,287
Ceded—Affiliated	(22,493)	(26,772)	(62,746)
Ceded—Non-affiliated	(411,682)	(25,515)	(12,381)

Net Policy Benefits and Claims	$432,550	$758,041	$753,500

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2018 and 2017, the Company had $10.9 million and $11.4 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.1 million and $2.7 million as of December 31, 2018 and 2017, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2018 and 2017 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $63.4 million and $58.4 million at December 31, 2018 and 2017, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2018

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$8,024,252	$467,316	$—	$8,491,568	37.728%
At Book Value Less Current Surrender Charge of 5% or More	1,052,279	—	—	1,052,279	4.675%
At Fair Value	—	—	10,671,265	10,671,265	47.412%

Total with Adjustment or at Market Value	9,076,531	467,316	10,671,265	20,215,112	89.815%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,268,696	—	—	1,268,696	5.637%
Not Subject to Discretionary Withdrawal	999,454	—	24,345	1,023,799	4.548%

Total (Gross: Direct and Assumed)	11,344,681	467,316	10,695,610	22,507,607	100.000%
Reinsurance Ceded	36,646	—	—	36,646

Total (Net)	$11,308,035	$467,316	$10,695,610	$22,470,961

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct +Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $21,177.8 million and $23,870.4 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018 and 2017, the Company’s Separate Account statements, included legally insulated assets of $20,542.8 million and $23,004.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2018 were attributed to the following products:

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$9,732,260	$—	$9,732,260
Variable Annuity	10,810,504	—	10,810,504
MVA Annuity	—	635,076	635,076

Total	$20,542,764	$635,076	$21,177,840

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,071.3 million and $20,706.7 million of non-guaranteed Separate Account reserves and $467.3 million and $549.1 million of guaranteed Separate Account reserves as of December 31, 2018 and 2017, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $179.3 million, $206.1 million, and $207.6 million were received by the General Account from the Separate Accounts during the years ended December 31, 2018, 2017 and 2016, respectively.

For the years ended December 31, 2018, 2017 and 2016, the Company’s General Account paid $62.9 million, $84.0 million, and $95.7 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguarantee Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879

Total Reserves	$467,316	$18,071,347	$18,538,663

By Withdrawal Characteristics:
With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002

Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary Withdrawal	—	24,345	24,345

Total	$467,316	$18,071,347	$18,538,663

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Transfers to Separate Accounts	$198,215	$152,254	$119,314
Transfers (from) Separate Accounts	(2,468,733)	(2,172,432)	(2,068,510)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,270,518)	$(2,020,178)	$(1,949,196)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2018 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1		Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—		$1,856	$168,640	$—	$170,496
Bonds—Unaffiliated (b)						—
Asset-backed Securities	—		—	1,068	—	1,068
Derivative Assets (d)						—
Interest Rate Contracts	45,885		21,247	—	—	67,132
Equity Contracts	93		147,679	—	—	147,772
Foreign Exchange Contracts	—		25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549		5,656,089	323,517	179,611	18,515,766

Total Assets at Fair Value	$12,402,527		$5,852,555	$493,225	$179,611	$18,927,918

Liabilities at Fair Value:
Separate Accounts (c)	$—		$(28,142)	$—	$—	$(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)		(30,029)	—	—	(53,271)
Equity Contracts	(10,227)		—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)		—	—	—	(1,622)

Total Liabilities at Fair Value	$(35,091	) $	(58,171)	$—	$—	$(93,262)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$—	$127,377
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	—	1,118
Industrial and Miscellaneous	—	19	—	—	19
Derivative Assets (d) Interest Rate Contracts	40,912	41,143	—	—	82,055
Equity Contracts	4,339	212,356	—	—	216,695
Foreign Exchange Contracts	—	15,944	—	—	15,944
Separate Accounts Assets (c) (e)	14,955,094	5,575,017	653,171	199,884	21,383,166

Total Assets at Fair Value	$15,000,345	$5,846,384	$779,761	$199,884	$21,826,374

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$(34,040)	$—	$—	$(34,040)
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	—	(41,159)
Equity Contracts	(1,000)	—	—	—	(1,000)
Foreign Exchange Contracts	(1,740)	(360)	—	—	(2,100)

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$—	$(78,299)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,233.1 million and $2,001.9 million of investment income and receivables due at December 31, 2018 and 2017, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $179.6 million and $199.9 million at December 31, 2018 and 2017 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2018 or 2017, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2018 and December 31, 2017.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2018:

(In Thousands)	Beginning Balance at 01/01/2018	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2018
Assets:
Common Stock Unaffiliated	$125,472	$—	$—	$—	$(13,956)	$70,470	—	$(13,308)	$(38)	$168,640
Bonds—Unaffiliated:
Asset-backed Securities	1,118	—	—	—	(50)	—	—	—	—	1,068
Separate Accounts Assets	653,171	27,077	(409,933)	236	(19,364)	117,300	16	(19,163)	(25,723)	323,517

Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	—	(2,332)	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31,2018:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Matrix Pricing	Spreads	168,640	1-216	46
Separate Accounts Assets	Matrix Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	94-104	98

Total Assets			$460,379

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total assets			$511,296

There were no significant changes made in valuation techniques during 2018 and 2017.

Derivative values in the above tables are presented on a gross basis.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2018:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$ 982,420	$982,422 $	261,757	$720,663	$—	$—	$—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives—Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(490,792)	(475,872)	—	—	(490,792)	—	—
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives—Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	—	—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets (a)	431,441	431,733	—	—	329,540	101,901	—
Separate Account Assets	21,873,899	21,867,696	14,971,158	5,993,125	709,732	199,884	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

(a)—Other invested assets includes assets with a fair value of $105.8 million and $199.9 million at December 31, 2018 and 2017 respectively in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2018 and December 31, 2017, there were $112.9 million and $121.3 million of unfunded commitments for limited partnership investments. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

14.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2018 and December 31, 2017.

The components of the Company’s DTAs and DTLs as of December 31, 2018 and December 31, 2017 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$172,389	$—	$172,389	$190,165	$—	$190,165	$(17,776)	$—	$(17,776)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	172,389	—	172,389	190,165	—	190,165	(17,776)	—	(17,776)
Deferred Tax Assets Nonadmitted	10,997	—	10,997	6,301	—	6,301	4,696	—	4,696

Subtotal Net Admitted Deferred Tax Assets	161,392	—	161,392	183,864	—	183,864	(22,472)	—	(22,472)
Deferred Tax Liabilities	78,127	—	78,127	96,306	—	96,306	(18,179)	—	(18,179)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$83,265	$—	$83,265	$87,558	$—	$87,558	$(4,293)	$—	$(4,293)

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2018			December 31,2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2 (b)2 Below)	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	219,153	XXX	XXX	205,430	XXX	XXX	13,723
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	—	—	—	—	—	—	—	—	—

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2 (c))	$83,265	—	$83,265	$87,558	—	$87,558	$(4,293)	—	$(4,293)

	2018	2017
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	923%	1,024%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,472,020	$1,375,832

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2018		December 31, 2017		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$172,389	—	$190,165	—	$(17,776)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax
Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$161,392	—	$183,864	—	$(22,472)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	26.06%	0.00%	5.00%	0.00%	21.06%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2018	December 31, 2017	December 31, 2016
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,553)	$(65,461)	$(39,991)
Federal Income Tax Expense on Net Capital Gains	—	8,105	60,364

Current Income Tax (Benefit) Expense	$(3,553)	$(57,356)	$20,373

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The main components of the Company’s DTAs and DTLs as of December 31, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2018	December 31, 2017	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$97,382	$81,244	$16,138
Investments	23,255	23,159	96
Deferred Acquisition Costs	22,997	15,403	7,594
Net Operating Loss Carryforward	—	44,573	(44,573)
Other (Including Items <5% of Total Ordinary Tax Assets)	28,755	25,786	2,969

Total Ordinary Deferred Tax Assets	$172,389	$190,165	$(17,776)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	10,997	6,301	4,696

Admitted Ordinary Deferred Tax Assets	$161,392	$183,864	$(22,472)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$161,392	$183,864	$(22,472)

Deferred Tax Liabilities:
Ordinary
Investments	$26,602	$36,335	$(9,733)
Policyholder Reserves	51,525	59,971	(8,446)

Subtotal	$78,127	$96,306	$(18,179)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$78,127	$96,306	$(18,179)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$83,265	$87,558	$(4,293)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2018	December 31, 2017	Change
Total Deferred Tax Assets	$172,389	$190,165	$(17,776)
Total Deferred Tax Liabilities	78,127	96,306	(18,179)

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Tax Effect of Unrealized (Gains)/Losses			(26,614)

Change in Net Deferred Income Tax			$27,017

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

The Company has quantified the impact of these provisions, as applicable, in the following schedules and disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01 on February 8, 2018.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus as of December 31, 2017. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. The amount of the remeasurement included in the December 31, 2017 financial statements complies with the modifications of the Act.

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2018, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			December 31, 2016
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%
Pre-tax Capital Gains—Pre IMR	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%	261,723	91,603	20.0%
Dividends Received Deduction		(16,026)	(15.4)%		(25,309)	(10.9)%		(10,581)	(2.3)%
Tax Credits		—	—%		—	—%		(764)	(0.2)%
Non-deductible Expenses		60	0.1%		61	—%		59	—%
Prior Period Adjustment		—	—%		—	—%		(9,750)	(0.3)%
Reversal of IMR		(3,179)	(3.1)%		(8,981)	(3.9)%		1,209	0.3%
Change in Non-admitted assets		(2,576)	(2.5)%		881	0.4%		(1,540)	(0.3)%
Prior Year Over/Under Accrual		2,083	2.0%		(8,058)	(3.5)%		(1,201)	(2.1)%
Deferred Tax Adjustment for Rate Change		—	—%		83,440	35.9%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(32,785)	(31.5)%		(91,695)	(39.5)%		(57,572)	(12.6)%
Other		5	—%		117	0.2%		(376)	(0.1)%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

Federal Income Taxes Incurred		$(3,553)	(3.4)%		$(57,356)	(24.7)%		$20,373	4.5%
Change in Net Deferred Income Taxes		(27,017)	(26.0)%		89,076	38.4%		59,092	12.9%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

At December 31, 2018, the Company had no net operating loss or capital loss carryforwards. At December 31, 2018, the Company had $21.0 million of foreign tax credit carryforward, which will begin to expire if not utilized, by 2019. At December 31, 2018, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2018, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2019.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2018 and 2017. As of December 31, 2018, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2018 and December 31, 2017. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2018, 2017 and 2016. The Company has not accrued any penalties related to UTBs.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company will file a consolidated federal income tax return for the December 31, 2018 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2018 and 2017.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $112.9 million and $121.3 million as of December 31, 2018 and December 31, 2017, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million for guaranty fund assessments as of December 31, 2018 and 2017. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2018 and 2017, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaced the prior law calculation of the Company’s share and policyholders’ share with a fixed percentage of 70% and 30%, respectively, effective for tax years beginning after December 31, 2017. For the years ended December 31, 2018 and 2017, the Company’s financial statements reflect benefits of $7.2 million and $11.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2018 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

•	Cash held in a tax escrow account.

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	347,813	—	—	—	347,813	504,928	(157,115)	—	347,813	0.94%	0.94%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,193	—	—	—	5,193	5,191	2	—	5,193	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	603,518	—	—	—	603,518	463,248	140,270	—	603,518	1.64%	1.64%
Other Restricted Assets	139,833	—	—	—	139,833	477,964	(338,131)	—	139,833	0.38%	0.38%

Total Restricted Assets	$1,012,659	$—	$—	$—	$1,012,659	$1,434,722	$(305,099)	$—	$1,012,659	2.74%	2.74%

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,430	$—	$—	$—	$3,430	$3,213	$217	$3,430	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	11,280	—	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	—	—	—	—	—	288,473	(288,473)	—	—%	—%
Restricted Cash—Derivative Collateral	125,123	—	—	—	125,123	174,998	(49,875)	125,123	0.34%	0.34%

Total	$139,833	$—	$—	$—	$139,833	$477,964	$(338,131)	$139,833	0.38%	0.38%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2018, 2017 and 2016 were $2.4 million, $2.3 million, and $1.7 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2018, 2017 and 2016 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2018, 2017 and 2016 were $0.4 million, $0.4 million and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago, Illinois office. This sublease expires on August 31, 2019. Rental expenses for 2018, 2017 and 2016 were $0.3 million, $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSP&C under its services agreement with the Company.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2018 was $0 due to the abatement of the first five months of rent.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional six months with a monthly rental expense of approximately $18.8 thousand.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York.

The monthly rental expense is approximately $3.9 thousand. The lease ended March 31, 2019.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on May 31, 2024. Rental payments will commence once the Company takes possession of the space which is currently projected to be March 1, 2019. The first three months of rent in 2019 will be abated.

a. At December 31, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2019	$2,995
2020	3,073
2021	2,936
2022	3,077
2023	1,685
Aggregate Total All Future Years	$1,824

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2018, 2017, and 2016 were approximately $0.9 million, $1.7 million, and $1.5 million, respectively, and the total interest paid under the Facility in 2016 was approximately $200 thousand. At December 31, 2018 and 2017, there was no amounts outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2018 and 2017, there was $365.0 million outstanding to the FHLB.

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2018 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,587	2,587	—
Activity Stock	13,838	13,838	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$471,449	XXX	XXX

Year Ended 2017 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$531,213	$527,623	$365,000
Current Year Separate Accounts Total Collateral Pledged	76,461	75,895	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$607,674	$603,518	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,247	$365,000

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Maximum Amount Pledged During Reporting Period

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$547,842	$545,485	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	96,957	95,763	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$644,799	$641,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,132	$507,986	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$320,507

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19. SUBSEQUENT	EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2019 to April 25, 2019, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2018 having a material effect on the financial statements.

Type II—Nonrecognized Subsequent Events:

During 2019, the Company recaptured the policies previously ceded to DLRC under the FIA Treaty with the consent of DLRC. This transaction reduced the reinsurance deposit asset and funds held liabilities by $724.4 million. The recaptures had no effect on the surplus of the Company.

During 2019, the Company contributed certain hedging instruments totaling $167.5 million to DL Investment Holdings 2016-1, LLC.

On April 1, 2019, after receipt of all required regulatory approvals, the Company acquired the Pennsylvania domiciled Lackawanna Casualty Group, consisting of Lackawanna Casualty Company and its two subsidiaries, Lackawanna National Insurance Company and Lackawanna American Insurance Company, for the purchase price of $168.7 million.

On April 5, 2019, the Company paid an ordinary dividend of $200.0 million to the Parent.

70

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed May 14, 2004);

(4)(e)	Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed May 14, 2004);

(4)(f)	Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)	Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)	Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)	Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)	Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)	Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(l)	Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)	Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)	Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(o)	Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(p)	Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(4)(q)	Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Reinsurance Company of America;*

(8)(a)	Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(b)	Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(c)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018):

(8)(d)	Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)	Participation Agreement dated December 1, 1996 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(f)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(g)	Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(h)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(j)	Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(k)	Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(l)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(m)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(n)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(o)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(p)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(q)	Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(r)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(s)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(t)	Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(u)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(v)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(w)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(x)	Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated April 24, 2019, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on April 26, 2019);

(15)	Organizational Chart (Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on April 26, 2019);

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.)

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed April 26, 2019.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2019, there were 9,212 qualified and 5,199 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial/Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter, is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Waltham, Massachusetts 02451, or at the offices of SE2, LLC at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 26th day of April, 2019.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

	SIGNATURE	TITLE	DATE
	/s/ David E. Sams, Jr.*	Chairman and Director (Principal Executive Officer)	April 26, 2019
David E. Sams, Jr.

	/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director (Principal Executive Officer)	April 26, 2019
Daniel J. Towriss

	/s/ Michael K. Moran*	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2019
Michael K. Moran

	/s/ Dennis A. Cullen*	Director	April 26, 2019
Dennis A. Cullen

*By:	/s/ Kenneth N. Crowley

Attorney-in-Fact for:

Dennis A. Cullen, Director

David E. Sams, Jr., Chairman and Director

Daniel J. Towriss, Chief Executive Officer,
President, and Director;

Michael K. Moran, Senior Vice President, Chief
Accounting Officer, and Treasurer

April 26, 2019
Kenneth N. Crowley

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on April 26, 2019. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

(7)	Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Reinsurance Company of America

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney